PROSPECTUS 2006

AIG SUNAMERICA

FOCUSED PORTFOLIOS

                                                           [AIG LOGO] SUNAMERICA
                                                                    MUTUAL FUNDS


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February 28, 2006                                                     PROSPECTUS
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      SUNAMERICA FOCUSED PORTFOLIOS

      FOCUSED LARGE-CAP GROWTH PORTFOLIO

      FOCUSED MULTI-CAP GROWTH PORTFOLIO

      FOCUSED MID-CAP GROWTH PORTFOLIO

      FOCUSED SMALL-CAP GROWTH PORTFOLIO

      FOCUSED LARGE-CAP VALUE PORTFOLIO

      FOCUSED MULTI-CAP VALUE PORTFOLIO

      FOCUSED MID-CAP VALUE PORTFOLIO

      FOCUSED SMALL-CAP VALUE PORTFOLIO

      FOCUSED DIVIDEND STRATEGY PORTFOLIO

      FOCUSED GROWTH AND INCOME PORTFOLIO

      FOCUSED INTERNATIONAL EQUITY PORTFOLIO

      FOCUSED TECHNOLOGY PORTFOLIO

      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                           [AIG LOGO] SUNAMERICA
                                                                    MUTUAL FUNDS

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                               TABLE OF CONTENTS

PORTFOLIO HIGHLIGHTS ......................................................    2

SHAREHOLDER ACCOUNT INFORMATION ...........................................   24

MORE INFORMATION ABOUT THE PORTFOLIOS .....................................   36

   GLOSSARY ...............................................................   40

      INVESTMENT TERMINOLOGY ..............................................   40

      RISK TERMINOLOGY ....................................................   42

PORTFOLIO MANAGEMENT ......................................................   43

INFORMATION ABOUT ADVISERS ................................................   45

FINANCIAL HIGHLIGHTS ......................................................   60

                                                           [AIG LOGO] SUNAMERICA
                                                                    MUTUAL FUNDS

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PORTFOLIO HIGHLIGHTS
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Q&A

When deemed appropriate by an Adviser, a Portfolio may engage in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.

A FOCUS strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios. Each Adviser of the Focused Large-Cap Growth, Focused Mid-Cap Growth Portfolio, Focused Multi-Cap Value, Focused Growth and Income, Focused International Equity, Focused Mid-Cap Value Portfolio, Focused Technology, Focused Large-Cap Value, and Focused Multi-Cap Growth Portfolios will invest in up to ten securities, and each of these Portfolios will hold up to a total of 30 securities. The Adviser of the Focused Dividend Strategy will invest in up to 30 securities. Each adviser of the Focused Small-Cap Growth and Focused Small-Cap Value Portfolios will invest in up to twenty securities and each of these Portfolios will hold up to a total of 60 securities. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Portfolio.

The "GROWTH" ORIENTED philosophy to which the Focused Large-Cap Growth, Focused Multi-Cap Growth, Focused Mid-Cap Growth Portfolio, Focused Small-Cap Growth and Focused Technology Portfolios subscribe, and to which the Focused Growth and Income and Focused International Equity Portfolios partly subscribe-that of investing in securities believed to offer the potential for long-term growth of capital focuses on securities considered to have a historical record of above-average earnings growth; to have significant growth potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

The "VALUE" ORIENTED philosophy to which the Focused Large-Cap Value, Focused Multi-Cap Value, Focused Mid-Cap Value Portfolio, Focused Small-Cap Value and Focused Dividend Strategy Portfolios subscribe, and to which the Focused Growth and Income and Focused International Equity Portfolios partly subscribe-that of investing in securities believed to be undervalued in the market-reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.

The strategy of "INTERNATIONAL" INVESTING that the Focused International Equity Portfolio follows, involves investing in at least three countries outside of the United States, and may incorporate, in any combination, elements of value investing, growth investing, and country allocation.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation, for specific market capitalization ranges, see page 40.

EQUITY SECURITIES include Common Stock and Preferred Stocks, convertible securities, warrants and rights.

The following questions and answers are designed to give you an overview of twelve portfolios of the SunAmerica Focused Series, Inc. (each a "Portfolio" and collectively the "Portfolios"), and to provide you with information about each Portfolio and their investment goals, principal investment strategies, and principal investment techniques. Each investment goal, principal investment strategy and principal investment technique may be changed without shareholder approval. You will receive at least 60 days' notice to any change to the 80% investment policies set forth below. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided under "More Information About the Portfolios," on pages 36-39, and the glossary that follows on pages 40-42.

Q: WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS, PRINCIPAL STRATEGIES AND
TECHNIQUES?

A:

                                 PRINCIPAL                            PRINCIPAL
                 INVESTMENT      INVESTMENT                          INVESTMENT
PORTFOLIO           GOAL          STRATEGY                           TECHNIQUES
-------------   ------------   -------------   --------------------------------------------------------
FOCUSED         long-term      growth and      active trading of equity securities selected on the
LARGE-CAP       growth of      focus           basis of growth criteria. At least 80% of the Portfolio's
GROWTH          capital                        net assets plus any borrowing for investment purposes
PORTFOLIO                                      will be invested in large-cap companies.

FOCUSED         long-term      value and       active trading of equity securities selected on the
MULTI-CAP       growth of      focus           basis of value criteria, without regard to market
VALUE           capital                        capitalization.
PORTFOLIO

FOCUSED         long-term      growth and      active trading of equity securities selected on the
SMALL-CAP       growth of      focus           basis of growth criteria. At least 80% of the Portfolio's
GROWTH          capital                        net assets plus any borrowing for investment purposes
PORTFOLIO                                      will be invested in small-cap companies with
                                               characteristics similar to those contained in the
                                               Russell 2000 Growth Index.

FOCUSED         long-term      growth and      active trading of equity securities selected on the
MID-CAP         growth of      focus           basis of growth criteria. At least 80% of the Portfolio's
GROWTH          capital                        net assets plus any borrowing for investment purposes
PORTFOLIO                                      will be invested in mid-cap companies.

FOCUSED         long-term      value and       active trading of equity securities selected on the
LARGE-CAP       growth of      focus           basis of value criteria. At least 80% of the Portfolio's
VALUE           capital                        net assets plus any borrowing for investment purposes
PORTFOLIO                                      will be invested in large-cap companies.

FOCUSED         long-term      growth and      active trading of equity securities selected on the
MULTI-CAP       growth of      focus           basis of growth criteria, without regard to market
GROWTH          capital                        capitalization.
PORTFOLIO

FOCUSED         long-term      value and       active trading of equity securities selected on the
MID-CAP         growth of      focus           basis of value criteria. At least 80% of the Portfolio's
VALUE           capital                        net assets plus any borrowing for investment purposes
PORTFOLIO                                      will be invested in mid-cap companies.

FOCUSED         long-term      value and       active trading of equity securities selected on the
SMALL-CAP       growth of      focus           basis of value criteria. At least 80% of the Portfolio's
VALUE           capital                        net assets plus any borrowing for investment purposes
PORTFOLIO                                      will be invested in small-cap companies with
                                               characteristics similar to those contained in the
                                               Russell 2000 Value Index.

FOCUSED         long-term      growth, value   active trading of equity securities selected to
GROWTH AND      growth of      and focus       achieve a blend of growth companies, value companies and
INCOME          capital and                    companies that the Advisers believe have elements of
PORTFOLIO       current                        growth and value, issued by large-cap companies,
                income                         including those that offer the potential for a
                                               reasonable level of current income. Each Adviser may
                                               emphasize either a growth orientation or a value
                                               orientation at any particular time.

FOCUSED         long-term      international   active trading of equity securities and other
INTERNATIONAL   growth of      and focus       securities with equity characteristics of non-U.S.
EQUITY          capital                        issuers located in a number of different countries other
PORTFOLIO                                      than the U.S.PORTFOLIO and selected without regard to
                                               market capitalization. At least 80% of the Portfolio's
                                               net assets plus any borrowing for investment purposes
                                               will be invested in equity securities.

FOCUSED         long-term      growth and      active trading of equity securities of companies that
TECHNOLOGY      growth of      focus           demonstrate the potential for long-term growth of
PORTFOLIO       capital                        capital and that the Advisers believe will benefit
                                               significantly from technological advances or
                                               improvements, without regard to market
                                               capitalization. At least 80% of the Portfolio's net
                                               assets plus any borrowing for investment purposes
                                               will be invested in such securities.

FOCUSED         total return   value           employs a "buy and hold" strategy with up to thirty
DIVIDEND        (including                     high dividend yielding equity securities selected
STRATEGY        capital                        monthly from the Dow Jones Industrial Average and
PORTFOLIO       appreciation                   broader market. At least 80% of the Portfolio's net
                and current                    assets plus any borrowing for investment purposes
                income)                        will be invested in dividend yielding equity
                                               securities.

2

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Each Portfolio, except the Focused Dividend Strategy Portfolio, provides investors with access to three different professional Advisers, each with a distinct methodology within a particular investment style. Each Adviser manages a separate portion of a Portfolio. In addition, the Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Mid-Cap Growth Portfolio, Focused Mid-Cap Value Portfolio, Focused Small-Cap Growth Portfolio, Focused Small-Cap Value Portfolio, Focused Technology Portfolio, Focused Dividend Strategy Portfolio and Focused International Equity Portfolio all have principal investment techniques which require 80% of each Portfolio's assets be invested consistently with its name. The Fund may change this technique without shareholder approval, however shareholders will receive 60 days notice prior to any such change.

ADDITIONAL INFORMATION ABOUT THE FOCUSED TECHNOLOGY PORTFOLIO'S PRINCIPAL INVESTMENT TECHNIQUES

The Portfolio will invest in up to thirty companies whose principal businesses the Advisers believe will significantly benefit from advances or improvements in technology ("technology companies"). Technology companies include companies in many industries that rely extensively on technology in their product development or operations, are expected to benefit from technological advances and improvements, or may be experiencing growth in sales and earnings driven by technology related research, products or services. The broad industry categories in which technology companies may be found include computer software and hardware, network and capital broadcasting, internet and internet-related businesses, the development, production, sale, and distribution of goods or services used in the broadcast and media industries, communications services or equipment, the design, manufacture, or sale of electric components, defense and data storage and retrieval, healthcare and biotechnology. The relative size of the Portfolio's investment within these industries will vary from time to time, and at times, one of these industries may not be represented in the Portfolio's holdings. Under normal market conditions, all of the Portfolio's holdings will be in technology companies.

ADDITIONAL INFORMATION ABOUT THE FOCUSED DIVIDEND STRATEGY PORTFOLIO

The Focused Dividend Strategy Portfolio will select up to thirty high dividend yielding common stocks; which will be evaluated and adjusted at the discretion of the portfolio manager on a monthly basis, with consideration of the following factors:1) dividend yield; 2) quality as defined by high sales/earnings growth;
3) good valuation as defined by low price to book, price to earning, price to cash flow, and enterprise value to earnings before interest taxes depreciation and amortization (EBITDA); 4) good momentum as defined by relative strength, positive earnings surprise, positive return on equity; and 5) mispricings as defined by overselling/buying, assets unaccounted for by the market, extra merger and acquisition (M&A) value, probably of earnings disappointment, and money flow. Selections for the Portfolio may include securities of foreign issuers, but such securities may not exceed 20% of the Portfolio at each monthly rebalancing.

The monthly consideration of the stocks that meet these criteria will take place within the first five business days of each month, on the basis of the information as of the preceding month. Immediately after the Focused Dividend Strategy Portfolio buys and sells stocks, it will hold approximately an equal value of each of the thirty stocks. In other words, the Focused Dividend Strategy Portfolio will invest about 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Focused Dividend Strategy Portfolio, the Adviser will invest additional funds in the pre-selected stocks based on each Stock's respective percentage of the fund's assets at the tine.

The Focused Dividend Strategy Portfolio employs a strategy to hold stocks between its monthly rebalancing even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. Due to changes in the market value of the stocks held by the Focused Dividend Strategy Portfolio it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the month.

MARKET CAPITALIZATION RANGES

Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the market capitalization ranges prescribed by the Style Box categories designed by Morningstar, Inc. Morningstar, Inc. may change the Style Box market capitalization ranges over time as market conditions and broad market valuations vary. A company is determined to be a large-cap company, mid-cap company or small-cap company based upon its market capitalization at the time which the security is purchased. The Portfolios' market capitalization ranges will change as the Morningstar categories vary. Currently, these market capitalization ranges are as follows: $1.6 billion or less for the Small-Cap category; between $1.6 billion and $9.2 billion for the Mid-Cap category; and $9.2 billion or more for the Large-Cap category.

                                                                               3

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PORTFOLIO HIGHLIGHTS
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PRINCIPAL RISKS SPECIFIC TO CERTAIN PORTFOLIOS(1)

                                              Portfolio Specific
Portfolio                                     Principal Risks
--------------------------------------        ----------------------------------------------------------
Focused Large-Cap Growth Portfolio            Equity Securities(2); Non-Diversification(3)

Focused Multi-Cap Value Portfolio             Small-Cap Companies and Mid-Cap Companies(4); Equity
                                              Securities(2); Non-Diversification(3)

Focused Mid-Cap Growth Portfolio              Small-Cap Companies and Mid-Cap Companies(4); Equity
                                              Securities(2); Non-Diversification(3)

Focused Small-Cap Growth Portfolio            Small-Cap Companies and Mid-Cap Companies(4); Equity
                                              Securities(2); Non-Diversification(3)

Focused Large-Cap Value Portfolio             Equity Securities(2); Non-Diversification(3)

Focused Multi-Cap Value Portfolio             Small-Cap Companies and Mid-Cap Companies(4); Equity
                                              Securities(2); Non-Diversification(3)

Focused Mid-Cap Value Portfolio               Small-Cap Companies and Mid-Cap Companies(4); Equity
                                              Securities(2); Non-Diversification(3)

Focused Small-Cap Value Portfolio             Small-Cap Companies and Mid-Cap Companies(4); Equity
                                              Securities(2); Non-Diversification(3)

Focused Growth and Income Portfolio           Equity Securities(2); Non-Diversification(3)

Focused International Equity Portfolio        Foreign Securities(5); Small-Cap Companies and Mid-Cap
                                              Companies(4); Equity Securities(2); Non-Diversification(3)

Focused Technology Portfolio                  Sector (Technology) Based Companies(6); Small-Cap
                                              Companies and Mid-Cap Companies(4); Equity Securities(2);
                                              Non-Diversification(3)

Focused Dividend Strategy Portfolio           Strict Investment Techique(7); Equity Securities;(2)
                                              Non-Diversification(3)

(1) Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank or SunAmerica or SunAmerica's affiliates, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

(2) All of the Portfolios invest primarily in equity securities. As with any equity portfolio, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may decline under varying market conditions--for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. In addition individual stocks selected for any of these Portfolios may under perform the market generally.

(3) Each Portfolio is non-diversified, which means it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

(4) Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

(5) The Value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities

(6) Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than a fund that does not have significant investments in technology companies.

(7) The Portfolio will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other mutual funds.

4

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Q:    HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future.

FOCUSED LARGE-CAP GROWTH PORTFOLIO (CLASS A)+

                                   [BAR CHART]

'99        '00       '01       '02      '03      '04     '05
------   -------   -------   -------   ------   -----   -----
58.55%   -19.08%   -14.29%   -23.95%   41.23%   1.61%   6.28%

During the 7-year period shown in the bar chart, the highest return for a quarter ended was 31.82% (quarter ended December 31, 1999) and the lowest return for a quarter was -16.58% (quarter ended December 31, 2000).

                                                        Average Annual Total Returns (as of calendar
                                                               year ended December 31, 2005)
                                                   ------------------------------------------------------
                                                                          Class A, Class B
                                                                            and Class C        Class Z
                                                   Past One   Past Five        Since            Since
Focused Large-Cap Growth Portfolio(1)                Year       Years       Inception(5)     Inception(5)
                                         Class B     1.61%      -1.17%          5.32%             N/A
                                         Class C     4.61%      -0.75%          5.33%             N/A
                                         Class Z     6.96%       0.35%           N/A             1.51%
Returns Before Taxes (Class A)                       0.16%      -1.29%          5.19%             N/A
Return After Taxes on Distributions (Class A)        0.16%      -1.29%          5.09%             N/A
Return After Taxes on Distributions
   and Sale of Fund Shares (Class A)(2)              0.10%      -1.09%          4.49%             N/A

Russell 1000 Growth(3) Index                         5.26%      -3.58%          0.34%           -4.06%
Morningstar Large Growth Category(4)                 6.46%      -3.36%          1.72%           -1.14%

(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher reinvested growth value.

(4) Developed by Morningstar, the Morningstar Large Growth Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

(5) Class A, B and C shares commenced offering on June 8, 1998. Class Z shares commenced offering on July 7, 1999. On December 1, 2000 Class C shares were redesignated into Class II shares and then redesignated as Class C shares of the Portfolio on February 20, 2004.

+ Beginning with this Prospectus, the average annual return displayed in the Bar Chart is for Class A shares. Returns of Class A shares have replaced the returns of Class B shares in the Bar Chart because class A currently has the largest amount of net assets of any Class of the Portfolio.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

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PORTFOLIO HIGHLIGHTS
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The Risk/Return Bar Charts and Tables illustrate the risks of investing in the
Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future.

FOCUSED MULTI-CAP GROWTH PORTFOLIO (CLASS A)+

                                   [BAR CHART]

'97       '98      '99       '00       '01       '02      '03      '04     '05
------   ------   ------   -------   -------   -------   ------   ------  ------
24.72%   31.56%   72.64%   -15.39%   -26.93%   -23.07%   35.44%   17.19%  14.92%

During the 9-year period shown in the bar chart, the highest return for a quarter was 50.44% (quarter ended December 31, 1999) and the lowest return for a quarter was -23.50% (quarter ended September 30, 2001).

                                                   Average Annual Total Returns (as of calendar
                                                           year ended December 31, 2005)
                                        ---------------------------------------------------------------
Focused Multi-Cap                       Past One   Past Five   Class A and Class B        Class C
Growth Portfolio(1)                       Year       Years      Since Inception(5)   Since Inception(5)
                              Class B    10.19%      -0.56%          10.11%                 N/A
                              Class C    13.13%      -0.16%            N/A                 9.52%
Returns Before Taxes (Class A)            8.29%      -0.69%          10.03%                 N/A
Return After Taxes on
   Distributions (Class A)                8.29%      -0.69%           9.09%                 N/A
Return After Taxes on
   Distributions and Sale of
   Fund Shares (Class A)(2)               5.39%      -0.58%           8.49%                 N/A

Russell 3000 Growth Index(3)              5.17%      -3.15%           4.86%                4.26%
Morningstar Aggressive
   Growth Objective                       7.77%      -1.58%           7.34%                8.70%

(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) The Russell 3000TM Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

(4) Developed by Morningstar, the Morningstar Aggressive Growth Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

(5) Class A and B shares commenced offering on November 19, 1996. Class C shares, which were redesignated Class II shares on December 1, 2000, and then redesignated Class C shares on February 20, 2004, commenced offering on March 6, 1997.

+ Beginning with this Prospectus, the average annual return displayed in the Bar Chart is for Class A shares. Returns of Class A shares have replaced the returns of Class B shares in the Bar Chart because class A currently has the largest amount of net assets of any Class of the Portfolio.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

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FOCUSED SMALL-CAP GROWTH PORTFOLIO # (CLASS A)

                               [BAR CHART]

          '99      '00     '01      '02     '03     '04      '05
         -----    -----   -----    -----   -----   -----    -----
         73.09%  -1.14%  -15.62%  -24.07%  44.80%  18.56%   9.07%

During the 7-year period shown in the bar chart, the highest return for a quarter was 45.91% (quarter ended December 31, 1999) and the lowest return for a quarter was -25.45% (quarter ended September 30, 2001).

                                                                   Average Annual Total Returns (as of calendar
                                                                         year ended December 31, 2005)
                                                         ------------------------------------------------------------------
                                                         Past One   Past Five   Class A, B and Class C         Class I
Focused Small-Cap Growth Portfolio(1)                      Year       Years       Since Inception(6)     Since Inception(6)
                                               Class B    4.40%       2.77%             8.78%                   N/A
                                               Class C    7.33%       3.07%             8.74%                   N/A
                                               Class I    9.19%       3.91%              N/A                    0.95%
Returns Before Taxes (Class A)                            2.78%       2.49%             8.74%                   N/A
Return After Taxes on Distributions (Class A)             1.52%       2.23%             8.36%                   N/A
Return After Taxes on Distributions
   and Sale of Fund Shares (Class A)(2)                   3.55%       2.13%             7.60%                   N/A
Russell 2000 Growth Index(3)                              4.15%       2.28%             3.03%                  -3.03%
Morningstar Small Growth Category(4)                      5.74%       2.17%             7.92%                   0.66%
Morningstar Mid-Cap Growth Category(5)                    9.70%       0.01%             8.40%                  -1.54%

      (1)   Includes sales charges.

      (2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

      (3) Russell 2000 Growth Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

      (4) Developed by Morningstar, the Morningstar Small Growth Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

      (5) Developed by Morningstar, the Morningstar Mid-Cap Growth Category reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

      (6) Class A, B and C commenced offering on January 6, 1998. Class I shares commenced offering on July 10, 2000. On November 16, 2001, upon the consummation of the Small-Cap Growth Reorganization, Class C shares of Small-Cap Growth Fund were reorganized as Class II shares of the Portfolio. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

      * Performance information shown includes that of the Small Cap Growth Fund, a series of North American Funds, which was reorganized into the Portfolio on November 16, 2001 (the "Small-Cap Growth Reorganization"). The Portfolio commenced operations upon consummation of the Small-Cap Growth Reorganization. The average annual total returns of the shares of the Portfolio would differ from those of the shares of the Small Cap Growth Fund of North American Funds only to the extent that the Portfolio is subject to different sales charges and expenses. If the Portfolio's sales charges and expenses were reflected, returns of the Portfolio's shares would be less than those shown. The Small Cap Growth Fund of North American Funds had a similar investment objective, as does the Portfolio although the Small Cap Growth Fund of North American Funds was managed by an affiliate of the manager and advised solely by Credit Suisse Asset Management, LLC while the Focused Small-Cap Growth Portfolio is advised by Deutsche Asset Management Inc. as well as BAMCO, Inc. and Oberweis Asset Management, Inc.

      # Effective August 3, 2005, the Focused 2000 Growth Portfolio changed its name to the Focused Small-Cap Growth Portfolio.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future.

FOCUSED LARGE-CAP VALUE PORTFOLIO (CLASS A)+

                                   [BAR CHART]

            '98     '99     '00     '01     '02      '03     '04     '05
            -----  -----   -----   -----    -----   -----   -----   -----
            8.73%  7.99%  13.55%  -4.82%  -21.65%   33.49%  5.49%   9.19%

During the 8-year period shown in the bar chart, the highest return for a quarter was 24.19% (quarter ended June 30, 2003) and the lowest return for a quarter was -16.65% (quarter ended September 30, 2002).

                                                Average Annual Total Returns (as of calendar
                                                         year ended December 31, 2004)
                                               -----------------------------------------------
                                                                              Class A, Class B
                                                                                and Class C
                                                         Past One    Past           Since
Focused Large-Cap Value Portfolio(1)                       Year     5 Years     Inception(5)
                                               Class B      4.41%     1.73%          4.37%
                                               Class C      7.40%     2.11%          4.37%
Returns Before Taxes (Class A)                              2.91%     1.57%          4.29%
Return After Taxes on Distributions (Class A)               2.07%     1.37%          3.90%
Return After Taxes on Distributions
and Sale of Fund Shares (Class A)(2)                        2.65%     1.31%          3.55%

Russell 1000(R) Value Index(3)                              7.05%     5.28%          7.11%
Morningstar Large Value Category(4)                         5.88%     3.96%          6.34%

            (1)   Includes sales charges.

            (2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

            (3) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

            (4) Developed by Morningstar, the Morningstar Large Value Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

            (5) Class A, B and C shares commenced offering on October 15, 1997. On December 1, 2000, the Class C shares were redesignated Class II shares and then redesignated Class C shares on February 20, 2004.

            + Beginning with this Prospectus, the average annual return displayed in the Bar Chart is for Class A shares. Returns of Class A shares have replaced the returns of Class B shares in the Bar Chart because class A currently has the largest amount of net assets of any Class of the Portfolio.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

--------------------------------------------------------------------------------

FOCUSED MULTI-CAP VALUE PORTFOLIO (CLASS A)+

                                   [BAR CHART]

                '00     '01      '02     '03      '04     '05
               ------  ------   ------  -------  ------  ------
               31.19%  10.00%  -23.35%  35.40%   14.98%   3.36%

During the 6-year period shown in the bar chart, the highest return for a quarter was 14.43% (quarter ended June 30, 2003) and the lowest return for a quarter was -16.98% (quarter ended September 30, 2002).

                                                  Average Annual Total Returns (as of calendar
                                                            year ended December 31,2005)
                                                --------------------------------------------------
                                                                                  Class A, B and C
                                                          Past One      Past           Since
Focused Multi-Cap Value Portfolio(1)                        Year     Five Years     Inception(5)
                                                Class B      -1.07%        5.29%         10.03%
                                                Class C       1.77%        5.61%         10.02%
Returns Before Taxes (Class A)                               -2.59%        5.04%          9.67%
Return After Taxes on Distributions (Class A)                -3.69%        4.58%          8.99%
Return After Taxes on Distributions
and Sale of Fund Shares (Class A)(2)                         -0.16%        4.22%          8.16%

Russell 1000 Value Index(3)                                   7.05%        5.28%          5.36%
Morningstar Large Value Category(4)                           5.88%        3.96%          5.10%

      (1)   Includes sales charges.

      (2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

      (3) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

      (4) Developed by Morningstar, the Morningstar Large Value Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

      (5) Class A, B and C shares commenced offering on November 1, 1999. Class I shares commenced offering on November 21, 2001. On December 1, 2000 Class C shares were redesignated into Class II shares of the Portfolio and then redesignated as Class C shares of the Portfolio on February 20, 2004.

      + Beginning with this Prospectus, the average annual return displayed in the Bar Chart is for Class A shares. Returns of Class A shares have replaced the returns of Class B shares in the Bar Chart because class A currently has the largest amount of net assets of any Class of the Portfolio.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future.

FOCUSED SMALL-CAP VALUE PORTFOLIO # (CLASS A)

                               [BAR CHART]

      '98      '99     '00      '01     '02     '03     '04     '05
      ------  ------- ------  ------- ------- ------- -------  ------
      -6.73%   6.37%  23.22%  16.24%  -14.82%  44.10%  21.09%  0.58%

During the 8-year period shown in the bar chart, the highest return for a quarter was 20.51% (quarter ended June 30,1999) and the lowest return for a quarter was -20.82% (quarter ended September 30, 2002).

                                                Average Annual Total Returns (as of calendar
                                                        year ended December 31,2005)
                                               -----------------------------------------------
                                                                              Class A, Class B
                                                                                 and Class C
                                                         Past One     Past         Since
Focused Small-Cap Value Portfolio(1)                       Year     5 Years     Inception(6)
                                               Class B      -3.41%    10.70%         8.88%
                                               Class C      -0.96%    10.99%         8.88%
Returns Before Taxes (Class A)                              -5.20%    10.37%         8.79%
Return After Taxes on Distributions (Class A)               -8.24%     8.45%         7.63%
Return After Taxes on Distributions
and Sale of Fund Shares (Class A)(2)                        -0.67%     8.26%         7.28%

Russell 2000 Value Index(3)                                  4.71%    13.55%         9.66%
Morningstar Small Value Category(4)                          6.13%    13.50%        10.50%
Morningstar Mid-Cap Blend Category(5)                        9.21%     8.14%        10.20%

            (1)   Includes sales charges.

            (2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

            (3) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

            (4) Developed by Morningstar, the Morningstar Small Value Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

            (5) Developed by Morningstar, the Morningstar Mid-Cap Blend Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

            (6) Class A, B and C shares commenced offering on October 15, 1997. On December 1, 2000, the Class C shares were redesignated Class II shares and then redesignated Class C shares on February 20, 2004.

            + Beginning with this Prospectus, the average annual return displayed in the Bar Chart is for Class A shares. Returns of Class A shares have replaced the returns of Class B shares in the Bar Chart because class A currently has the largest amount of net assets of any Class of the Portfolio.

            #     Effective August 3, 2005, the Focused 2000 Value Portfolio
changed its name to the Focused Small-Cap Value Portfolio. The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

--------------------------------------------------------------------------------

FOCUSED GROWTH AND INCOME PORTFOLIO (CLASS A) +

                                  [BAR CHART]

          '98     '99      '00     '01       '02     '03    '04    '05
         ------ ------- -------- -------- -------- ------- ------  -----
         13.10%  58.15%  -16.14%  -19.60%  -15.27%  33.25%  6.60%  3.59%

During the 8-year period shown in the bar chart, the highest return for a quarter was 45.85% (quarter ended December 31, 1999) and the lowest return for a quarter was -17.52% (quarter ended March 31, 2001).

                                              Average Annual Total Returns (as of calendar
                                                      year ended December 31, 2005)
                                              --------------------------------------------
                                                                                Class A,
                                                                              Class B and
                                                                                Class C
                                                          Past One   Past 5      Since
Focused Growth and Income Portfolio(1)                      Year      Years   Inception(5)
                                                Class B    -1.06%    -1.00%      4.57%
                                                Class C     1.88%    -0.61%      4.55%
Returns Before Taxes (Class A)                             -2.34%    -1.13%      4.49%
Return After Taxes on Distributions (Class A)              -2.43%    -1.15%      4.12%
Return After Taxes on Distributions
  and Sale of Fund Shares (Class A)(2)                     -1.40%    -0.96%      3.70%
S&P 500 Index(3)                                            4.91%     0.54%      4.76%
Morningstar Large Blend Category(4)                         5.77%     0.50%      5.20%

      (1)   Includes sales charges.

      (2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

      (3) The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

      (4) Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

      (5) Class A, B and C shares commenced offering on October 15, 1997. On December 1, 2000, the Class C shares were redesignated Class II shares and then redesignated Class C shares on February 20, 2004.

      + Beginning with this Prospectus, the average annual return displayed in the Bar Chart is for Class A shares. Returns of Class A shares have replaced the returns of Class B shares in the Bar Chart because class A currently has the largest amount of net assets of any Class of the Portfolio.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future.

FOCUSED TECHNOLOGY PORTFOLIO (CLASS A) +

                                   [BAR CHART]

                    '01       '02     '03     '04     '05
                   -------- -------  ------  ------  ------
                   -55.85%  -43.53%  80.73%  20.12%  10.72%

During the 5-year period shown in the bar chart, the highest return for a quarter was 42.82% (quarter ended December 31, 2001) and the lowest return for a quarter was -47.21% (quarter ended September 30, 2001).

                                                   Average Annual Total Returns (as of calendar
                                                           year ended December 31, 2005)
                                                ---------------------------------------------------
                                                                                 Class A, Class B
                                                          Past One   Past Five      and Class C
Focused Technology Portfolio(1)                             Year       Years     Since Inception(5)
                                                Class B     6.17%      -10.61        -11.43%
                                                Class C     8.98%      -10.28        -11.27%
Returns Before Taxes (Class A)                              4.42%      -10.79        -11.67%
Return After Taxes on Distributions (Class A)               4.42%      -10.79        -11.67%
Return After Taxes on Distributions
  and Sale of Fund Shares (Class A)(2)                      2.88%       -8.82         -9.43%

NASDAQ 100 Index(3)                                         1.90%      -6.62%        -11.32%
Morningstar Specialty Technology Category(4)                5.52%      -9.22%        -12.55%

      (1)   Includes sales charges.

      (2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

      (3) The NASDAQ 100(R) Index is a widely recognized, unmanaged index of common stock prices.

      (4) Developed by Morningstar, the Morningstar Specialty Technology Category currently reflects a group of mutual funds that have median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

      (5) Class A, B and C shares commenced offering on May 22, 2000. On December 1, 2000 Class C shares were redesignated into Class II shares of the Portfolio and then redesignated as Class C shares of the Portfolio on February 20, 2004.

      + Beginning with this Prospectus, the average annual return displayed in the Bar Chart is for Class A shares. Returns of Class A shares have replaced the returns of Class B shares in the Bar Chart because class A currently has the largest amount of net assets of any Class of the Portfolio.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

--------------------------------------------------------------------------------

FOCUSED INTERNATIONAL EQUITY PORTFOLIO (CLASS A)

                                  [BAR CHART]

                           '02     '03     '04      '05
                         -------  ------  -------  -----
                         -11.36%  33.65%  12.68%  14.10%

During the 4-year period shown in the bar chart, the highest return for a quarter was 18.40% (quarter ended June 30, 2003) and the lowest return for a quarter was -16.50% (quarter ended September 30, 2002).

                                                  Average Annual Total Returns (as of calendar
                                                          year ended December 31, 2005)
                                                 ---------------------------------------------
                                                                              Class A, B and C
                                                               Past One            Since
Focused International Equity Portfolio(1)                        Year           Inception(5)
                                                 Class B         9.30%             11.94%
                                                 Class C        12.33%             12.24%
Return Before Taxes (Class A)                                    7.54%             11.41%
Return After Taxes on Distributions (Class A)                    6.02%             10.79%
Return After Taxes on Distributions
  and Sale of Fund Shares (Class A)(2)                           6.24%              9.77%

MSCI EAFE Index(3)                                              13.54%             12.91%
Morningstar Foreign Large Blend Category(4)                     14.55%             11.36%

      (1)   Includes sales charges.

      (2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

      (3) The MSCI EAFE Index consists of foreign companies located in developed markets of 21 different countries of Europe, Australia, Asia and the Far East.

      (4) Developed by Morningstar, the Morningstar Foreign Large Blend Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

      (5) Class A, B and C shares commenced offering on November 1, 2001. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

FOCUSED DIVIDEND STRATEGY PORTFOLIO * (CLASS A)

                                   [BAR CHART]

                 '99     '00    '01    '02     '03    '04     '05
                ------  ----- ------  ------ ------- ------  -----
                -7.43%  2.03%  7.69%  -7.05%  19.57%  9.30%  2.17%

During the 7-year period shown in the bar chart, the highest return for a quarter was 15.50% (quarter ended June 30, 1999) and the lowest return for a quarter was -16.37% (quarter ended September 30, 2002).

                                                 Average Annual Total Returns (as of calendar
                                                        year ended December 31, 2005)
                                                ------------------------------------------------
                                                                                  Class A, B and
                                                           Past One   Past Five      C Since
Focused Dividend Strategy Portfolio(1)                       Year       Years      Inception(7)
                                                Class B     -2.50%      4.93%         2.43%
                                                Class C      0.50%      5.28%         2.43%
Return Before Taxes (Class A)                               -3.70%      4.73%         2.32%
Return After Taxes on Distributions (Class A)               -4.00%      4.24%         1.56%
Return After Taxes on Distributions
  and Sale of Fund Shares (Class A)(2)                      -2.03%      3.85%         1.54%

S&P 500 Index(R)(3)                                          4.91%      0.54%         3.06%
Russell 1000(R) Value Index(4)                               7.05%      5.28%         5.73%
Wilshire Large Cap Value Index(5)                            7.95%      4.58%         4.56%
Morningstar Large Value Category(6)                          5.88%      3.96%         4.92%

      (1)   Includes sales charges.

      (2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

      (3) The S&P 500 Index(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

      (4) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value.

      (5)   The Wilshire Large Cap Value Index measures large-cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.

      (6) Developed by Morningstar, the Morningstar Large Value Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.

      (7) Class A, B and II shares commenced offering on June 8, 1998. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

      * Performance information shown includes that of Focused Dividend Strategy Portfolio series of SunAmerica Equity Funds, which was reorganized into the Portfolio on February 20, 2004 (the "Focused Dividend Reorganization"). The Portfolio commenced operations upon consummation of the Focused Dividend Reorganization. The Portfolio is the successor to the Focused Dividend Strategy Portfolio of SunAmerica Equity Funds.

                      [This Page Intentionally Left Blank]

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

Q:    WHAT ARE THE PORTFOLIOS' EXPENSES?

A: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                                                            FOCUSED LARGE-CAP GROWTH PORTFOLIO
                                                         ----------------------------------------
                                                         Class A   Class B   Class C   Class Z(6)
                                                         -------   -------   -------   ----------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) ............      5.75%     None      None         None
   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed
   or original purchase cost)(2) .....................      None      4.00%     1.00%        None
   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends ...................      None      None      None         None
   Redemption Fee(3) .................................      None      None      None         None
   Exchange Fee ......................................      None      None      None         None
   Maximum Account Fee ...............................      None      None      None         None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
   Management Fees ...................................      0.85%     0.85%     0.85%        0.85%
   Distribution (12b-1) Fees(4) ......................      0.35%     1.00%     1.00%        None
   Other Expenses ....................................      0.32%     0.35%     0.33%        0.08%
                                                         -------   -------   -------   ----------
Total Annual Fund Operating Expenses .................      1.52%     2.20%     2.18%        0.93%
                                                         -------   -------   -------   ----------
Expense Reimbursement (Recoupment) ...................        --        --        --           --
Net Expenses(7) ......................................      1.52%     2.20%     2.18%        0.93%
                                                         =======   =======   =======   ==========

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within eighteen months of their purchase). CDSC is calculated as a percentage of amount redeemed or of original purchase cost, whichever is lower. See pages 24-25 for more information on the CDSCs.

(3)   A $15.00 fee will be imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisery and Management Agreement subject to the net expense ratios set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors. The expense waiver and fee reimbursements do not apply to Focused Large-Cap Growth Portfolio.

(6) Class I and Class Z shares are offered exclusively to participants in certain employee retirement plans and other programs.

(7) Through directed brokerage arrangements a portion of the Funds' expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account "Net Expenses" for each class would have been as follows:

            Portfolio                      Class A   Class B   Class C   Class I   Class Z
            ----------------------------   -------   -------   -------   -------   -------
            Focused Large-Cap Growth          1.47%     2.14%     2.12%       --%     0.88%
            Focused Multi-Cap Value           1.70      2.35      2.35        --        --
            Focused Growth and Income         1.70      2.35      2.35        --        --
            Focused International Equity      1.91      2.56      2.56        --        --

                                                       FOCUSED MULTI-CAP VALUE PORTFOLIO
                                                       ---------------------------------
                                                         Class A    Class B     Class C
                                                         -------    --------    -------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) ............      5.75%       None       None
   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed
   or original purchase cost)(2) .....................      None        4.00%      1.00%
   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends ...................      None        None       None
   Redemption Fee(3) .................................      None        None       None
   Exchange Fee ......................................      None        None       None
   Maximum Account Fee ...............................      None        None       None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
   Management Fees ...................................      1.00%       1.00%      1.00%
   Distribution (12b-1) Fees(4) ......................      0.35%       1.00%      1.00%
   Other Expenses ....................................      0.35%       0.35%      0.35%
                                                         -------    --------    -------
Total Annual Fund Operating Expenses .................      1.70%       2.35%      2.35%
                                                         -------    --------    -------
Expense Reimbursement (Recoupment) ...................     (0.02%)     (0.02%)    (0.02%)
Net Expenses(7) ......................................      1.72%(5)    2.37%(5)   2.37%(5)
                                                         =======    ========    =======

                                                        FOCUSED GROWTH AND INCOME PORTFOLIO
                                                        -----------------------------------
                                                            Class A    Class B    Class C
                                                            -------    -------    -------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) ............         5.75%      None       None
   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed
   or original purchase cost)(2) .....................         None       4.00%      1.00%
   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends ...................         None       None       None
   Redemption Fee(3) .................................         None       None       None
   Exchange Fee ......................................         None       None       None
   Maximum Account Fee ...............................         None       None       None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
   Management Fees ...................................         1.00%      1.00%      1.00%
   Distribution (12b-1) Fees(4) ......................         0.35%      1.00%      1.00%
   Other Expenses ....................................         0.35%      0.38%      0.35%
                                                            -------    -------    -------
Total Annual Fund Operating Expenses .................         1.70%      2.38%      2.35%
                                                            -------    -------    -------
Expense Reimbursement (Recoupment) ...................        (0.02%)     0.01%     (0.02%)
Net Expenses(7) ......................................         1.72%(5)   2.37%(5)   2.37%(5)
                                                            =======    =======    =======

                                                                       FOCUSED
                                                          INTERNATIONAL EQUITY PORTFOLIO
                                                          ------------------------------
                                                          Class A    Class B    Class C
                                                          -------    -------    -------
 SHAREHOLDER FEES
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
    Maximum Sales Charge (Load) Imposed on Purchases
    (as a percentage of offering price)(1) ............      5.75%      None       None
    Maximum Deferred Sales Charge (Load)
    (as a percentage of amount redeemed
    or original purchase cost)(2) .....................      None       4.00%      1.00%
    Maximum Sales Charge (Load)
    Imposed on Reinvested Dividends ...................      None       None       None
    Redemption Fee(3) .................................      2.00%      None       None
    Exchange Fee ......................................      2.00%      None       None
    Maximum Account Fee ...............................      None       None       None
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
    Management Fees ...................................      1.25%      1.25%      1.25%
    Distribution (12b-1) Fees(4) ......................      0.35%      1.00%      1.00%
    Other Expenses ....................................      0.41%      0.52%      0.46%
                                                          -------    -------    -------
 Total Annual Fund Operating Expenses .................      2.01%      2.77%      2.71%
                                                          -------    -------    -------
 Expense Reimbursement (Recoupment) ...................      0.06%      0.17%      0.11%
 Net Expenses(7) ......................................      1.95%(5)   2.60%(5)   2.60%(5)
                                                          =======    =======    =======

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 FOCUSED TECHNOLOGY PORTFOLIO
                                                -------------------------------
                                                Class A     Class B     Class C
                                                -------     -------     -------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) ....     5.75%       None        None

   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed
   or original purchase costs)(2) ............     None        4.00%       1.00%

   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends ...........     None        None        None

   Redemption Fee(3) .........................     None        None        None

   Exchange Fee ..............................     None        None        None

   Maximum Account Fee .......................     None        None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
ASSETS)

   Management Fees ...........................     1.25%       1.25%       1.25%

   Distribution and Service (12b-1) Fees(4) ..     0.35%       1.00%       1.00%

   Other Expenses ............................     0.57%       0.62%       0.58%
                                                   ----        ----        ----

Total Annual Fund Operating Expenses .........     2.17%       2.87%       2.83%
                                                   ----        ----        ----

Expense Reimbursement (Recoupments) ..........     0.20%       0.25%       0.21%

Net Expenses(7) ..............................     1.97%(5)    2.62%(5)    2.62%(5)
                                                   ====        ====        ====

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within eighteen months of their purchase). CDSC is calculated as a percentage of amount redeemed or of original purchase cost, whichever is lower. See pages 24-25 for more information on the CDSCs.

(3)   A $15.00 fee will be imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisery and Management Agreement subject to the net expense ratios set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

(6) Class I and Class Z shares are offered exclusively to participants in certain employee retirement plans and other programs.

(7) Through directed brokerage arrangements a portion of the Funds' expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account "Net Expenses" for each class would have been as follows:

Portfolio                        Class A     Class B      Class C       Class I
---------                        -------     -------      -------       -------
Focused Technology                 1.95%       2.60%        2.61%          --%
Focused Small-Cap Growth           1.71        2.34         2.34         1.61
Focused Multi-Cap Growth           1.72        2.37         2.37           --
Focused Large-Cap Value            1.65        2.37         2.37           --

                                                                                                              FOCUSED
                                                      FOCUSED SMALL-CAP GROWTH PORTFOLIO            MULTI-CAP GROWTH PORTFOLIO
                                                ---------------------------------------------     ------------------------------
                                                Class A     Class B     Class C    Class I(6)     Class A     Class B    Class C
                                                -------     -------     -------    ----------     -------     -------    -------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) ....     5.75%       None        None          None        5.75%       None       None

   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed
   or original purchase costs)(2) ............     None        4.00%       1.00%         None        None        4.00%      1.00%

   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends ...........     None        None        None          None        None        None       None

   Redemption Fee(3) .........................     None        None        None          None        None        None       None

   Exchange Fee ..............................     None        None        None          None        None        None       None

   Maximum Account Fee .......................     None        None        None          None        None        None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
ASSETS)

   Management Fees ...........................     1.00%       1.00%       1.00%         1.00%       1.00%       1.00%      1.00%

   Distribution and Service (12b-1) Fees(4) ..     0.35%       1.00%       1.00%         None        0.35%       1.00%      1.00%

   Other Expenses ............................     0.33%       0.40%       0.35%         0.67%       0.37%       0.40%      0.38%
                                                  -----        ----       -----          ----        ----        ----       ----

Total Annual Fund Operating Expenses .........     1.68%       2.40%       2.35%         1.67%       1.72%       2.40%      2.38%
                                                  -----        ----       -----          ----        ----        ----       ----

Expense Reimbursement (Recoupments) ..........    (0.04%)      0.03%      (0.02%)        0.05%       0.00%       0.03%      0.01%

Net Expenses(7) ..............................     1.72%(5)    2.37%(5)    2.37%(5)      1.62%(5)    1.72%(5)    2.37%(5)   2.37%(5)
                                                  =====        ====       =====          ====        ====        ====        ====

                                                            FOCUSED
                                                   LARGE-CAP VALUE PORTFOLIO
                                                -------------------------------
                                                Class A     Class B     Class C
                                                -------     -------     -------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) ....     5.75%       None        None

   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed
   or original purchase costs)(2) ............     None        4.00%       1.00%

   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends ...........     None        None        None

   Redemption Fee(3) .........................     None        None        None

   Exchange Fee ..............................     None        None        None

   Maximum Account Fee .......................     None        None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
ASSETS)

   Management Fees ...........................     1.00%       1.00%       1.00%

   Distribution and Service (12b-1) Fees(4) ..     0.35%       1.00%       1.00%

   Other Expenses ............................     0.29%       0.35%       0.32%
                                                  -----       -----       -----

Total Annual Fund Operating Expenses .........     1.64%       2.35%       2.32%
                                                  -----       -----       -----

Expense Reimbursement (Recoupments) ..........    (0.01%)     (0.02%)     (0.05%)

Net Expenses(7) ..............................    1.65%(5)    2.37%(5)    2.37%(5)
                                                  =====       =====       =====

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        FOCUSED                        FOCUSED DIVIDEND
                                                                SMALL-CAP VALUE PORTFOLIO             STRATEGY PORTFOLIO
                                                            ---------------------------------   -------------------------------
                                                             Class A     Class B     Class C     Class A     Class B    Class C
                                                            ---------   ---------   ---------   ---------   --------   --------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of offering price)(1) ..        5.75%       None        None        5.75%      None       None

   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed
   or original purchase cost)(2) ........................        None        4.00%       1.00%       None       4.00%      1.00%

   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends ......................        None        None        None        None       None       None

   Redemption Fee(3) ....................................        None        None        None        None       None       None

   Exchange Fee .........................................        None        None        None        None       None       None

   Maximum Account Fee ..................................        None        None        None        None       None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   Management Fees ......................................        1.00%       1.00%       1.00%       0.35%      0.35%      0.35%

   Distribution (12b-1) Fees(4) .........................        0.35%       1.00%       1.00%       0.35%      1.00%      1.00%

   Other Expenses .......................................        0.31%       0.35%       0.33%       0.36%      0.35%      0.34%
                                                                -----       -----       -----       -----       ----       ----
Total Annual Fund Operating Expenses ....................        1.66%       2.35%       2.33%       1.06%      1.70%      1.69%
                                                                -----       -----       -----       -----       ----       ----
Expense Reimbursement (Recoupments) .....................       (0.02%)     (0.02%)     (0.04%)      0.11%      0.10%      0.09%

Net Expenses(7) .........................................        1.68%(5)    2.37%(5)    2.37%(5)    0.95%(5)   1.60%(5)   1.60%(5)
                                                                =====       =====       =====       =====       ====       ====

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within twelve months of their purchase). CDSC is calculated as a percentage of amount redeemed or of original purchase cost, whichever is lower. See pages 24-25 for more information on the CDSCs.

(3)   A $15.00 fee will be imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisery and Management Agreement subject to the net expense ratio set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

(6) Class I shares are offered exclusively to participants in certain employee retirement plans and other programs.

(7) Through directed brokerage arrangements a portion of the Funds' expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account "Net Expenses" for each class would have been as follows:

       Portfolio                     Class A       Class B       Class C
       ---------                     -------       -------       -------
       Focused Small-Cap Value        1.63%         2.32%         2.32%

--------------------------------------------------------------------------------

                                                                           FOCUSED MID-CAP
                                                                           GROWTH PORTFOLIO
                                                            --------------------------------------------
                                                             Class A     Class B    Class C   Class I(6)
                                                            ---------   --------   --------   ----------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) .........              5.75%      None       None         None

   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed
   or original purchase cost)(2) ........................        None       4.00%      1.00%        None

   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends ......................        None       None       None         None

   Redemption Fee(3) ....................................        None       None       None         None

   Exchange Fee .........................................        None       None       None         None

   Maximum Account Fee ..................................        None       None       None         None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   Management Fees ......................................        0.85%      0.85%      0.85%        0.85%

   Distribution (12b-1) Fees(4) .........................        0.35%      1.00%      1.00%        None

   Other Expenses .......................................        1.16%    132.16%     88.13%      190.91%
                                                                 ----     ------      -----       ------
Total Annual Fund Operating Expenses ....................        2.36%    134.01%     89.98%      191.76%
                                                                 ----     ------      -----       ------
Expense Reimbursement (Recoupments) .....................        0.64%    131.64%     87.61%      190.14%

Net Expenses(7) .........................................        1.72%(5)   2.37%(5)   2.37%(5)     1.62%(5)
                                                                 ====     ======      =====       ======

                                                                             FOCUSED MID-CAP
                                                                             VALUE PORTFOLIO
                                                            -----------------------------------------------
                                                             Class A     Class B       Class C   Class I(6)
                                                            ---------   ---------      -------   ----------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) .........              5.75%       None         None         None

   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed
   or original purchase cost)(2) ........................        None        4.00%        1.00%        None

   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends ......................        None        None         1.00%        None

   Redemption Fee(3) ....................................        None        None         None         None

   Exchange Fee .........................................        None        None         None         None

   Maximum Account Fee ..................................        None        None         None         None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   Management Fees ......................................        0.85%       0.85%        0.85%        0.85%

   Distribution (12b-1) Fees(4) .........................        0.35%       1.00%        1.00%        None

   Other Expenses .......................................        1.19%      95.48%       37.45%      188.47%
                                                                 ----       -----        -----       ------
Total Annual Fund Operating Expenses ....................        2.39%      97.33%       39.30%      189.32%
                                                                 ----       -----        -----       ------
Expense Reimbursement (Recoupments) .....................        0.67%      94.96%       36.93%      187.70%

Net Expenses(7) .........................................        1.72%(5)    2.37%(5)     2.37%(5)     1.62%(5)
                                                                 ====       =====        =====       ======

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:

                                                        1 year   3 years   5 years   10 years
FOCUSED SMALL-CAP GROWTH PORTFOLIO
   (Class A shares) ..................................   $ 740   $ 1,086   $ 1,455    $ 2,488
   (Class B shares)* .................................     640     1,039     1,465      2,545
   (Class C shares) ..................................     340       739     1,265      2,706
   (Class I shares) ..................................     165       511       881      1,922
FOCUSED MULTI-CAP GROWTH PORTFOLIO
   (Class A shares) ..................................   $ 740   $ 1,086   $ 1,455    $ 2,488
   (Class B shares)* .................................     640     1,039     1,465      2,545
   (Class C shares) ..................................     340       739     1,265      2,706
FOCUSED LARGE-CAP VALUE PORTFOLIO
   (Class A shares) ..................................   $ 733   $ 1,065   $ 1,420    $ 2,417
   (Class B shares)* .................................     640     1,039     1,465      2,527
   (Class C shares) ..................................     340       739     1,265      2,706
FOCUSED SMALL-CAP VALUE PORTFOLIO
   (Class A shares) ..................................   $ 736   $ 1,074   $ 1,435    $ 2,448
   (Class B shares)* .................................     640     1,039     1,465      2,535
   (Class C shares) ..................................     340       739     1,265      2,706
FOCUSED LARGE-CAP GROWTH PORTFOLIO
   (Class A shares) ..................................   $ 721   $ 1,028   $ 1,356    $ 2,283
   (Class B shares)* .................................     623       988     1,380      2,362
   (Class C shares) ..................................     321       682     1,169      2,513
   (Class Z shares) ..................................      95       296       515      1,143
FOCUSED MULTI-CAP VALUE PORTFOLIO
   (Class A shares) ..................................   $ 740   $ 1,086   $ 1,455    $ 2,488
   (Class B shares)* .................................     640     1,039     1,465      2,545
   (Class C shares) ..................................     340       739     1,265      2,706
FOCUSED GROWTH AND INCOME PORTFOLIO
   (Class A shares) ..................................   $ 740   $ 1,086   $ 1,455    $ 2,488
   (Class B shares)* .................................     640     1,039     1,465      2,545
   (Class C shares) ..................................     340       739     1,265      2,706
FOCUSED INTERNATIONAL EQUITY PORTFOLIO
   (Class A shares) ..................................   $ 762   $ 1,152   $ 1,567    $ 2,719
   (Class B shares)* .................................     663     1,108     1,580      2,776
   (Class C shares) ..................................     363       808     1,380      2,934
FOCUSED TECHNOLOGY PORTFOLIO
   (Class A shares) ..................................   $ 763   $ 1,158   $ 1,576    $ 2,739
   (Class B shares)* .................................     665     1,114     1,590      2,796
   (Class C shares) ..................................     365       814     1,390      2,954
FOCUSED DIVIDEND STRATEGY PORTFOLIO
   (Class A shares) ..................................   $ 666   $   860   $ 1,070    $ 1,674
   (Class B shares)* .................................     563       805     1,071      1,726
   (Class C shares) ..................................     263       505       871      1,900
FOCUSED MID-CAP GROWTH PORTFOLIO
   (Class A shares) ..................................   $ 740   $ 1,086   $ 1,455    $ 2,488
   (Class B shares)* .................................     640     1,039     1,465      2,545
   (Class C shares) ..................................     340       739     1,265      2,706
   (Class I shares) ..................................     165       511       881      1,922
FOCUSED MID-CAP VALUE PORTFOLIO
   (Class A shares) ..................................   $ 740   $ 1,086   $ 1,455    $ 2,488
   (Class B shares)* .................................     640     1,039     1,465      2,545
   (Class C shares) ..................................     340       739     1,265      2,706
   (Class I shares) ..................................     165       511       881      1,922

* Class B shares generally convert to Class A shares approximately eight years after purchase, as described in the section entitled "Shareholder Account Information" on page 24. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

--------------------------------------------------------------------------------

If you did not redeem your shares:

                                                        1 year   3 years   5 years   10 years
FOCUSED SMALL-CAP GROWTH PORTFOLIO
   (Class A shares) ..................................   $ 740   $ 1,086   $ 1,455    $ 2,488
   (Class B shares)* .................................     240       739     1,265      2,545
   (Class C shares) ..................................     240       739     1,265      2,706
   (Class I shares) ..................................     165       511       881      1,922
FOCUSED MULTI-CAP GROWTH PORTFOLIO
   (Class A shares) ..................................   $ 740   $ 1,086   $ 1,455    $ 2,488
   (Class B shares)* .................................     240       739     1,265      2,545
   (Class C shares) ..................................     240       739     1,265      2,706
FOCUSED LARGE-CAP VALUE PORTFOLIO
   (Class A shares) ..................................   $ 733   $ 1,065   $ 1,420    $ 2,417
   (Class B shares)* .................................     240       739     1,265      2,527
   (Class C shares) ..................................     240       739     1,265      2,706
FOCUSED SMALL-CAP VALUE PORTFOLIO
   (Class A shares) ..................................   $ 736   $ 1,074   $ 1,435    $ 2,448
   (Class B shares)* .................................     240       739     1,265      2,535
   (Class C shares) ..................................     240       739     1,265      2,706
FOCUSED LARGE-CAP GROWTH PORTFOLIO
   (Class A shares) ..................................   $ 721   $ 1,028   $ 1,356    $ 2,283
   (Class B shares)* .................................     223       688     1,180      2,362
   (Class C shares) ..................................     221       682     1,169      2,513
   (Class Z shares) ..................................      95       296       515      1,143
FOCUSED MULTI-CAP VALUE PORTFOLIO
   (Class A shares) ..................................   $ 740   $ 1,086   $ 1,455    $ 2,488
   (Class B shares)* .................................     240       739     1,265      2,545
   (Class C shares) ..................................     240       739     1,265      2,706
FOCUSED GROWTH AND INCOME PORTFOLIO
   (Class A shares) ..................................   $ 740   $ 1,086   $ 1,455    $ 2,488
   (Class B shares)* .................................     240       739     1,265      2,545
   (Class C shares) ..................................     240       739     1,265      2,706
FOCUSED INTERNATIONAL EQUITY PORTFOLIO
   (Class A shares) ..................................   $ 762   $ 1,152   $ 1,567    $ 2,719
   (Class B shares)* .................................     263       808     1,380      2,776
   (Class C shares) ..................................     263       808     1,380      2,934
FOCUSED TECHNOLOGY PORTFOLIO
   (Class A shares) ..................................   $ 763   $ 1,158   $ 1,576    $ 2,739
   (Class B shares)* .................................     265       814     1,390      2,796
   (Class C shares) ..................................     265       814     1,390      2,954
FOCUSED DIVIDEND STRATEGY PORTFOLIO
   (Class A shares) ..................................   $ 666   $   860   $ 1,070    $ 1,674
   (Class B shares)* .................................     163       505       871      1,726
   (Class C shares) ..................................     163       505       871      1,900
FOCUSED MID-CAP GROWTH PORTFOLIO
   (Class A shares) ..................................   $ 740   $ 1,086   $ 1,455    $ 2,488
   (Class B shares)* .................................     240       739     1,265      2,545
   (Class C shares) ..................................     240       739     1,265      2,706
   (Class I shares) ..................................     165       511       881      1,922
FOCUSED MID-CAP VALUE PORTFOLIO
   (Class A shares) ..................................   $ 740   $ 1,086   $ 1,455    $ 2,488
   (Class B shares)* .................................     240       739     1,265      2,545
   (Class C shares) ..................................     240       739     1,265      2,706
   (Class I shares) ..................................     165       511       881      1,922

----------
* Class B shares generally convert to Class A shares approximately eight years after purchase, as described in the section entitled "Shareholder Account Information" on page 24. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS

Each Portfolio offers a number of classes of shares through this Prospectus, which may include Class A, Class B, Class C, Class I and Class Z shares.

Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

                 CLASS A                                       CLASS B                                      CLASS C
o     Front-end sales charges, as           o     No front-end sales charge; all           o     No front-end sales charge; all
      described below. There are several          your money goes to work for you                your money goes to work for you
      ways to reduce these charges, also          right away.                                    right away.
      described below.
                                            o     Higher annual expenses than Class        o     Higher annual expenses than Class
o     Lower annual expenses than Class B          A shares.                                      A shares.
      or Class C shares.
                                            o     Deferred sales charge on shares          o     Deferred sales charge on shares
                                                  you sell within six years of                   you sell within twelve months of
                                                  purchase, as described on page 25.             purchase, as described below.

                                            o     Automatic conversion to Class A
                                                  shares approximately eight years
                                                  after purchase.

                                            o     Purchases in an amount of $100,000
                                                  or more will not be permitted. You
                                                  should consult with your financial
                                                  adviser to determine whether other
                                                  share classes are more beneficial
                                                  given your circumstances.

                 CLASS I                                                                                    CLASS Z

o     Offered exclusively to certain                                                       o     Offered exclusively to certain
      institutions.                                                                              SunAmerica affiliated companies'
                                                                                                 retirement plans (the "Plan").
o     No sales charges.
                                                                                           o     No sales charges.
o     Lower annual expenses than Class
      A, B, or C Shares.                                                                   o     Lower annual expenses than Class
                                                                                                 A, B, I or C Shares.

CALCULATION OF SALES CHARGES

CLASS A. Sales Charges are as follows:

                                                         Sales Charge      Concession to Dealers
                                                     -------------------------------------------
                                                       % OF     % OF NET           % OF
                                                     OFFERING    AMOUNT          OFFERING
YOUR INVESTMENT                                        PRICE    INVESTED           PRICE
                                                     -------------------------------------------
Less than $50,000 ................................     5.75%      6.10%            5.00%
$50,000 but less than $100,000 ...................     4.75%      4.99%            4.00%
$100,000 but less than $250,000 ..................     3.75%      3.90%            3.00%
$250,000 but less than $500,000 ..................     3.00%      3.09%            2.50%
$500,000 but less than $1,000,000 ................     2.00%      2.04%            1.75%
$1,000,000 or more* ..............................     None       None             1.00%

*Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

INVESTMENTS OF $1 MILLION OR MORE: Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

--------------------------------------------------------------------------------

CLASS B: Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

    Years after purchase year                       CDSC on shares being sold
            1st year or 2nd year                              4.00%
            3rd and 4th year                                  3.00%
            5th year                                          2.00%
            6th year                                          1.00%
            7th year and thereafter                           None

If you purchased Class B shares of a Portfolio prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or after January 2, 2002 will be subject to the CDSC schedule described above.

CLASS C: Shares are offered at their net asset value per share, without any front-end sales charge. However, there is also a CDSC of 1% on shares you sell within 12 months after you buy them.

DETERMINATION OF CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

If you acquired your Class B or Class C shares in connection with the reorganization of a North American Fund into your Portfolio, the CDSC schedule applicable at the time you originally purchased your shares will continue to apply (even if you exchange your shares for shares of another fund distributed by AIG SunAmerica Capital Services, Inc.). Any Class B or Class C shares that you purchase subsequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.

FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Distributor (or other financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to contingent deferred sales charges. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Portfolio as described below under "Information and records to be provided to Portfolio."

REDUCTION FOR CERTAIN INVESTORS OF CLASS A SHARES. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Portfolio reserves the right to modify or to cease offering these programs at any time.

      o RIGHTS OF ACCUMULATION. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

      o LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

      o COMBINED PURCHASES. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify eligibility for reduced sales charges.

WAIVERS FOR CERTAIN INVESTORS FOR CLASS A SHARES. The following individuals and institutions may purchase Class A shares without a sales charge. The Portfolio reserves the right to modify or to cease offering these programs at any time.

      o FINANCIAL PLANNERS, INSTITUTIONS, BROKER-DEALER REPRESENTATIVES OR REGISTERED INVESTMENT ADVISERS UTILIZING PORTFOLIO SHARES IN FEE BASED INVESTMENT PRODUCTS UNDER AN AGREEMENT WITH AIG SUNAMERICA CAPITAL SERVICES, INC. The following conditions established by the AIG SunAmerica Capital Services, Inc. apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis, and
            (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the Portfolios may be purchased by clients at net asset value.

      o PARTICIPANTS IN CERTAIN QUALIFIED RETIREMENT PLANS OR EMPLOYEE BENEFIT PLANS (OTHER THAN IRAS) WHICH ARE SPONSORED OR ADMINISTERED BY SUNAMERICA OR AN AFFILIATE THEREOF. A plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other AIG SunAmerica Mutual Funds) is at least $400,000, (b) the sponsor signs a $400,000 Letter of Intent, or (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees.

      o SELLING BROKERS AND THEIR EMPLOYEES AND SALES REPRESENTATIVES AND THEIR FAMILIES.

WAIVERS FOR CERTAIN INVESTORS FOR CLASS B AND C SHARES. Under the following circumstances, the contingent deferred sales charge may be waived on redemption of CLASS B and C shares. The Portfolio reserves the right to modify or to cease offering these programs at any time.

      o DEATH. Contingent deferred sales charges may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property.

      o DISABILITY. Contingent deferred sales charges may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code).

      o DISTRIBUTIONS OR LOANS. Contingent deferred sales charges may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

      o SYSTEMATIC WITHDRAWAL PLAN. Contingent deferred sales charges may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the plan is established. Please refer to the "Additional Investor Services" in this Prospectus for more details about this plan.

OTHER SALES CHARGE ARRANGEMENTS AND WAIVERS. The Portfolio and the Distributor offer other opportunities to purchase shares without sales charges under the programs described below. The Portfolio reserves the right to amend or discontinue these programs at any time without prior notice.

      o DIVIDEND REINVESTMENT. Dividends and/or capital gains distributions received by a shareholder from the Portfolio will automatically be reinvested in additional shares of the same Portfolio and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

      o EXCHANGE OF SHARES. Shares of the Portfolio may be exchanged for the same class of shares of one or more other funds distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund at net asset value per share at the time of exchange. Please refer to the "Additional Investor Services" in this Prospectus for more details about this program.

      o REINSTATEMENT PRIVILEGE. Within one year of a redemption of certain Class A, Class B and Class C shares, the proceeds of the sale may be invested in the same share class of the same Portfolio without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a contingent deferred sales charge when you sold your shares, we will credit your account with the dollar amount of the contingent deferred sales charge at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class I and Class Z) of each Portfolio has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to AIG SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:

                                                     ACCOUNT MAINTENANCE AND
        CLASS            DISTRIBUTION FEE                  SERVICE FEE
          A                   0.10%                           0.25%
          B                   0.75%                           0.25%
          C                   0.75%                           0.25%

Because 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, AIG SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (CLASSES A,B AND C)

1.    Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investments for each class of each Portfolio are as follows:

      o     non-retirement account: $500

      o     retirement account: $250

      o dollar cost averaging: $500 to open; you must invest at least $25 a month

      The minimum subsequent investments for the Portfolios are as follows:

      o     non-retirement account: $100

      o     retirement account: $25

3. Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial adviser or call Shareholder/Dealer Services at 1-800-858-8850.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within 48 hours of receipt of your application, the account will not be processed and your original investment that accompanied the application will be redeemed at the then current net asset value and returned to you. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the transfer agent.

If you invest in the Portfolio through your dealer, broker or financial advisor, your dealer, broker or financial advisor may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of Portfolio shares. These fees are in addition to those imposed by the Portfolio and its affiliates. You should ask your dealer, broker or financial advisor about its applicable fees.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

HOW TO BUY SHARES (CLASS A, B AND C)

BUYING SHARES THROUGH YOUR DEALER

You can buy shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Portfolio on your behalf.

BUYING SHARES THROUGH THE PORTFOLIO

OPENING AN ACCOUNT                                                   ADDING TO AN ACCOUNT

BY CHECK
------------------------------------------------------------------------------------------------------------------------------------
o     Make out a check for the investment amount, payable to the     o     Make out a check for the investment amount, payable to
      Portfolio or payable to AIG SunAmerica Mutual Funds. An              the Portfolio or payable to AIG SunAmerica Mutual Funds.
      account cannot be opened with a Fund check.                          Shares cannot be purchased with a Fund check.

o     Deliver the check and your completed Account Application       o     Include the stub from your Portfolio statement or a note
      (and Supplemental Account Application, if applicable) to:            specifying the Portfolio name, your share class, your
                                                                           account number and the name(s) in which the account is
                                                                           registered.
            (via regular mail)
            AIG SunAmerica Mutual Funds                              o     Indicate the Portfolio and account number in the memo
            c/o BFDS                                                       section of your check.
            PO Box 219186
            Kansas City, MO 64121-9186                               o     Deliver the check and your stub or note to your broker
                                                                           or financial advisor, or mail them to:

            (via express, certified and registered mail)
            AIG SunAmerica Mutual Funds                                          (via regular mail)
            c/o BFDS                                                             AIG SunAmerica Mutual Funds
            330 W 9th St.                                                        c/o BFDS
            Kansas City, MO 64105-1514                                           PO Box 219373
                                                                                 Kansas City, MO 64121-9373
o     All purchases must be in U.S. dollars. Cash, money orders
      and/or travelers checks will not be accepted. A $25.00 fee                 (via express, certified and registered mail)
      will be charged for all checks returned due to insufficient                AIG SunAmerica Mutual Funds
      funds.                                                                     c/o BFDS
                                                                                 330 W 9th St.
o     Accounts can only be opened by check by a non-resident alien               Kansas City, MO 64105-1514
      or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a
      U.S. branch of a non-U.S. bank. A personal check from an
      investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale-dated or
      post-dated checks will not be accepted.

BY WIRE
------------------------------------------------------------------------------------------------------------------------------------

o     Fax your completed application to AIG SunAmerica Fund          O     Instruct your bank to wire the amount of your investment
      Services, Inc. at 201-324-6496.                                      to:

o     Obtain your account number by calling Shareholder Services                 State Street Bank & Trust Company
      1-800-858-8850.                                                            Boston, MA
                                                                                 ABA #0110-00028
                                                                                 DDA #99029712

o     Instruct your bank to wire the amount of your investment to:
                                                                           ATTN: (Put Name of Portfolio and Share Class).
            State Street Bank & Trust Company
            Boston, MA                                                     FBO: (Account number & names in which the Acct. is
            ABA #0110-00028                                                     registered).
            DDA #99029712
                                                                           Your bank may charge a fee to wire funds.
      ATTN: (Put Name of Portfolio and Share Class).

      FBO: (Account number & names in which the Acct. is registered).

      Your bank may charge a fee to wire funds.

TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

HOW TO SELL SHARES (CLASS A, B AND C)

SELLING SHARES THROUGH YOUR DEALER

You can sell shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Portfolio on your behalf.

SELLING SHARES THROUGH THE PORTFOLIO

BY MAIL
------------------------------------------------------------------------------------------------------------------------------------
Send your request to:                                                Your request should include:

      Via Regular mail                                               o     Your name,
      AIG SunAmerica Mutual Funds
      c/o BFDS                                                       o     Portfolio name, share class and account number,
      PO Box 219186
      Kansas City, MO 64121-9186                                     o     The dollar amount or number of shares to be redeemed,

                                                                     o     Any special payment instructions,
      Via express, certified and registered mail
      AIG SunAmerica Mutual Funds                                    o     The signature of all registered owners exactly as the
      c/o BFDS                                                             account is registered, and
      330 W 9th Street
      Kansas City, MO 64105-1514                                     o     Any special documents required to assure proper
                                                                           authorization.

                                                                     On overnight mail redemption a $15 fee will be deducted
                                                                     from your account.

BY PHONE
------------------------------------------------------------------------------------------------------------------------------------

o     Call Shareholder Services at 1-800-858-8850 between 8:30 a.m.
      and 7:00 p.m. Eastern Time on most business days.

o Or, for automated 24-hour account access call FastFacts at 1-800-654-4760.

BY WIRE
------------------------------------------------------------------------------------------------------------------------------------

If banking instructions exist on your account, this may be done by   If the account registration at your bank is different than your
calling Shareholder Services at 1-800-858-8850 between 8:30 a.m.     account at AIG SunAmerica, your request must be signature
and 7:00 p.m. (Eastern Time) on most business days. Otherwise, you   guaranteed. A notarization is not acceptable.
must provide, in writing, the following information:
                                                                     Minimum amount to wire money is $250. A $15 fee will be
                                                                     deducted from your account.

      o The Fund name, share class and account number you are redeeming.

      o     Bank or financial institution name,

      o     ABA routing number, and

      o     Account registration.

BY INTERNET
------------------------------------------------------------------------------------------------------------------------------------

Visit our website at WWW.SUNAMERICAFUNDS.COM, and select the "View   Proceeds for all transactions will normally be sent on the
Your Account" hyperlink (generally not available for retirement      business day after the trade date. Additional documents may be
accounts).                                                           required for certain transactions.

TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE:

To protect you and the fund from fraud, the following redemption requests must be in writing and include a medallion guarantee (although there may be other situations that also require a medallion guarantee) if:

      o     Redemptions of $100,000 or more

      o The proceeds are to be payable other than as the account is registered

      o The redemption check is to be sent to an address other than the address of record

      o     Your address of record has changed within the previous 30 days

      o Shares are being transferred to an account with a different registration

      o Someone (such as an Executor) other than the registered shareholder(s) is redeeming shares. Additional documents may be required.

You can generally obtain a medallion guarantee from the following sources:

      o     A broker or securities dealer

      o     A federal savings, cooperative or other type of bank

      o     A savings and loan or other thrift institution

      o     A credit union

      o     A securities exchange or clearing agency.

A notary public CANNOT provide a medallion guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)

Class I shares of the Portfolios are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class I shares. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial adviser or plan administrator.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS Z)

Class Z shares of the Portfolios are offered exclusively for sale to participants in the Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Portfolio shares through the Plan will be of Class Z shares.

Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the Plan should be directed to the Plan's administrator.

TRANSACTION POLICIES (ALL PORTFOLIOS AND CLASSES)

VALUATION OF SHARES. Shares of the Portfolio are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time). The Portfolio calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading. Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the Portfolio's total assets.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price at the close of such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

BUY AND SELL PRICES. When you buy Class A, B or C shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, B or C shares, you receive the NAV minus any applicable CDSCs. When you buy Class I or Z shares, you pay the NAV. When you sell Class I, Class X and Z shares, you receive NAV.

EXECUTION OF REQUESTS. Each Portfolio is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order before the Portfolio's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial adviser, you should make sure the order is transmitted to the Portfolio before its close of business. The Fund and AIG SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of this Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

If a Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash. However, the Focused Large-Cap Growth Portfolio and the Focused Growth and Income Portfolio have each made an election which requires them to pay a certain portion of redemption proceeds in cash. At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. The Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days from the date of receipt of payment.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Portfolio is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

EXCHANGES. You may exchange shares of a Portfolio for shares of the same class of any other fund distributed by AIG SunAmerica Capital Services, Inc., except for SunAmerica Senior Floating Rate Fund. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Portfolio that you purchased prior to January 2, 2002 for another fund's Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Portfolio for another fund's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

A Portfolio may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. The Portfolios at all times also reserve the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Portfolios may refuse any sale of Portfolio shares through an exchange by any investor or group if, in the Portfolio's judgment, the trade (1) may interfere with the efficient management of the Portfolio's portfolio, (2) may appear to be connected with a strategy of market timing (as described below in the "Market Timing Trading Policies and Procedures" section), or (3) may have the potential of otherwise adversely affecting the Portfolio. In making a decision to reject an exchange request, the Portfolio may consider, among other factors, the investor's trading history in the Portfolio and in other AIG SunAmerica Funds.

With respect to Class A shares of the Focused International Equity Portfolio, an exchange fee of 2% will be assessed on the amount of any exchange of shares that were purchased within ninety (90) days prior to the date of such exchange. The exchange fee does not apply to shareholders who have elected to participate in the Systematic Exchange Program maintained by the Fund described on page 33.

REJECTED EXCHANGES. If a Portfolio rejects an exchange request involving the purchase of Portfolio shares, the rejected exchange request will also mean that there will be no sales of the shares that would have been used for the exchange purchase. Of course, you may generally redeem shares of the Portfolio at any time, subject to any applicable redemption fees or CDSCs.

CERTIFICATED SHARES. The Portfolios do not issue certificated shares.

REDEMPTION FEE. With respect to Class A shares of the Focused International Equity Portfolio, a redemption fee of 2% will be assessed on the proceeds of any redemption of shares that were purchased within ninety (90) days prior to the date of such redemption. The Redemption Fee does not apply to shareholders who have elected to participate in the Systematic Withdrawal Plan maintained by the Fund described on page 33 of the Prospectus.

PORTFOLIO HOLDINGS. The Portfolio's policies and procedures with respect to the Portfolio's securities are described in the Statement of Additional Information.

MARKET TIMING TRADING POLICIES AND PROCEDURES

MARKET TIMING POLICIES. The Portfolios discourage excessive or short-term trading, often referred to as "market timing", and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Portfolio or any of its service providers, such trading may interfere with the efficient management of the Portfolio's portfolio, may materially increase the Portfolio's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Portfolio and its shareholders. The Portfolios' Boards of Directors/Trustees have adopted policies and procedures with respect to such trading, which are described in this section.

All Portfolio shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Portfolios' transfer agent. While the Portfolios' expectation is that the market timing policies will be enforced by financial intermediaries pursuant to the Portfolios' prospectuses, the Portfolios may be limited in their ability to monitor the trading activity or enforce the Portfolio's market timing trading policies and procedures with respect to certain customers of financial intermediaries. For example, should it occur, a Portfolio may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Portfolio, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Portfolio's portfolio, increase the Portfolio's transactions costs, administrative costs and taxes and/or impact Portfolio performance.

In addition, if the nature of a Portfolio's portfolio holdings expose the Portfolio to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Portfolio shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares.

Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. Each of the Portfolios with the exception of the Focused Dividend Strategy may invest in foreign securities. Also, market timers may seek to exploit Funds that hold significant investments in small-cap securities, which may not be frequently traded. Each of the Portfolios may invest in small-cap securities with the exception of the Focused Dividend Strategy.

--------------------------------------------------------------------------------

MARKET TIMING PROCEDURES. The Portfolio's procedures include committing staff of the Portfolios' shareholder services agent to monitor trading activity in the Portfolios on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Portfolio. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the financial intermediary, the Portfolio's investment objective, the size of the Portfolio and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Portfolio and its service providers in their sole discretion conclude that the trading may be detrimental to the Portfolio, the Portfolios reserve the right to temporarily or permanently bar your future purchases into AIG SunAmerica funds or, alternatively, may limit the amount, number of frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

Though the implementation of the Portfolios' procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Portfolios and the Portfolios' service providers seek to make judgments that are consistent with the interests of the Portfolios' shareholders. There is no assurance that the Portfolio or its service providers will gain access to any or all information necessary to detect market timing. While the Portfolio will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Portfolio cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Portfolio's market timing trading policies are not necessarily deemed accepted by the Portfolio and may be rejected or revoked by the Portfolio on the next business day following receipt by the Portfolio.

ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder/Dealer Services at 1-800-858-8850.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to any fund of your choice distributed by AIG SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. The Systematic Withdrawal Plan is not available for the SunAmerica Senior Floating Rate Fund. To use:

      o     Make sure you have at least $5,000 worth of shares in your account.

      o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

      o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

      o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      o     Make sure your dividends and capital gains are being reinvested.

SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of a Portfolio periodically for the same class of shares of one or more other funds distributed by AIG SunAmerica Capital Services, Inc., except for SunAmerica Senior Floating Rate Fund, Inc. To use:

      o Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

      o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      o     Specify the amount(s). Each exchange must be worth at least $50.

      o Accounts must be registered identically; otherwise a signature guarantee will be required.

RETIREMENT PLANS. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, 529 plans, Individual (K) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by AIG SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES
ACCOUNT MAILINGS:

ACCOUNT STATEMENTS. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

TRANSACTION CONFIRMATIONS. Generally, you will receive an account confirmation:

      o After every transaction that affects your account balance (except a dividend reinvestment, automatic purchase or automatic redemption of systematic exchange).

      o After any changes of name or address of the registered owner(s), or after certain account option changes.

IRS TAX FORMS. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31st.

These mailings apply to accounts opened through the Portfolio. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

PROSPECTUSES, ANNUAL AND SEMIANNUAL REPORTS. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.sunamericafunds.com, and select the "Go Paperless" hyperlink (Note: this option is only available to accounts opened through the Portfolio.)

DIVIDENDS. The Portfolios generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid annually by the Portfolios, except for the Focused Dividend Strategy Portfolio and the Focused Growth and Income Portfolio, which pay income dividends, if any, quarterly. Capital gains distributions, if any, are paid at least annually by the Portfolios. Each of the Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SunAmerica Capital Services, Inc, except SunAmerica Senior Floating Rate Fund, Inc. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder/Dealer Services at 1-800-858-8850, change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class C shares of the same Portfolio as a result of the fact that Class I shares are not subject to any distribution fee. Additionally, the per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B, Class I and Class C shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.

TAXABILITY OF DIVIDENDS. As long as a Portfolio meets the requirements for being a tax-qualified regulated investment company, which each Portfolio has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Dividends you receive from the Portfolio, whether reinvested or taken as cash, are generally considered taxable. The Portfolio intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Portfolio holds its assets).

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.

As qualified plans, the employee retirement plans that invest in Class I or Class Z generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

OTHER TAX CONSIDERATIONS. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

--------------------------------------------------------------------------------

By law, each Portfolio must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in a Portfolio. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in a Portfolio under all applicable laws.

SMALL ACCOUNTS (OTHER THAN CLASS I OR CLASS Z). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance, the effects of sales charges, or administrative fees (for retirement plans only).

MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    FOCUSED LARGE-CAP          FOCUSED MULTI-CAP             FOCUSED MID-CAP
                                                          GROWTH                     GROWTH                       GROWTH
                                                        PORTFOLIO                  PORTFOLIO                    PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
What is the Portfolio's investment goal?        Long-term growth of         Long-term growth of        Long-term growth of capital
                                                capital                     capital

------------------------------------------------------------------------------------------------------------------------------------
What principal investment strategies does the   growth and focus            growth and focus           growth and focus
Portfolio use to implement its investment
goal?

------------------------------------------------------------------------------------------------------------------------------------
What are the Portfolio's principal investment   active trading of equity    active trading of          active trading of equity
techniques?                                     securities of large-cap     equity securities of       securities of mid-cap
                                                companies that offer the    companies of any market    companies that offer the
                                                potential for long-term     capitalization that        potential for long-term
                                                growth of capital. Under    offer the potential for    growth of capital. Under
                                                normal market conditions,   long-term growth of        normal market conditions, at
                                                at least 80% of the         capital                    least 80% of the Portfolio's
                                                Portfolio's net assets                                 net assets, plus any
                                                plus any borrowing for                                 borrowing for investment
                                                investment purposes will                               purposes, will be invested
                                                be invested in large-cap                               in mid-cap companies
                                                companies

------------------------------------------------------------------------------------------------------------------------------------
What are the Portfolio's other significant      o Foreign securities        o Foreign securities       o Foreign securities
(non-principal) investments?                    o Mid-cap companies                                    o Small-cap companies
                                                                                                       o Large-cap companies

------------------------------------------------------------------------------------------------------------------------------------
What other types of securities may the          o Short-term investments    o Short-term investments   o Short-term investments
Portfolio normally invest in as part of         o Defensive instruments     o Defensive instruments    o Defensive instruments
efficient portfolio management and which may    o Special situations        o Options and futures      o Special situations
produce some income?                            o Options and futures       o Special situations       o Options and futures
                                                o Currency transactions

------------------------------------------------------------------------------------------------------------------------------------
What risks may affect the Portfolio?            PRINCIPAL RISKS:            PRINCIPAL RISKS:           PRINCIPAL RISKS:
                                                o Stock market volatility   o Stock market volatility  o Stock market volatility
                                                o Securities selection      o Securities selection     o Securities selection
                                                o Non-diversification       o Non-diversification      o Non-diversification
                                                o Small and mid market      o Small and mid market     o Mid market capitalization
                                                  capitalization              capitalization           NON-PRINCIPAL RISKS:
                                                NON-PRINCIPAL RISKS:        NON-PRINCIPAL RISKS:       o Foreign exposure
                                                o Foreign exposure          o Technology companies     o Derivatives
                                                o Derivatives               o Foreign exposure         o Hedging
                                                o Hedging                   o Derivatives              o Small market capitalization
                                                o Emerging markets          o Hedging

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                      FOCUSED MID-CAP            FOCUSED SMALL-CAP        FOCUSED LARGE-CAP
                                                           VALUE                      GROWTH                    VALUE
                                                         PORTFOLIO                   PORTFOLIO                PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
What is the Portfolio's investment goal?        Long-term growth of capital  Long-term growth of       Long-term growth of
                                                                             capital                   capital

--------------------------------------------------------------------------------------------------------------------------------
What principal investment strategies does the   value and focus              growth and focus          value and focus
Portfolio use to implement its investment
goal?

--------------------------------------------------------------------------------------------------------------------------------
What are the Portfolio's principal investment   active trading of equity     active trading of equity  active trading of
techniques?                                     securities of mid-cap        securities of companies   equity securities of
                                                companies that offer the     that offer the potential  large-cap companies
                                                potential for long-term      for long-term growth of   that offer the
                                                growth of capital. Under     capital with              potential for long-term
                                                normal market conditions,    characteristics similar   growth of capital.
                                                at least 80% of the          to those contained in     Under normal market
                                                Portfolio's net assets,      the Portfolio's           conditions, at least
                                                plus any borrowing for       Benchmark Index           80% of the Portfolio's
                                                investment purposes, will                              net assets plus any
                                                be invested in mid-cap                                 borrowing for
                                                companies                                              investment purposes
                                                                                                       assets will be invested
                                                                                                       in large-cap companies

--------------------------------------------------------------------------------------------------------------------------------
What are the Portfolio's other significant      o  Foreign securities        o  Foreign securities     o  Mid-cap companies
(non-principal) investments?                    o  Small-cap companies       o  Foreign securities
                                                o  Large-cap companies

--------------------------------------------------------------------------------------------------------------------------------
What other types of securities may the          o  Short-term investments    o  Short-term investments o  Short-term
Portfolio normally invest in as part of         o  Defensive instruments     o  Defensive instruments     investments
efficient portfolio management and which may    o  Special situations        o  Options and futures    o  Defensive instruments
produce some income?                                                         o  Special situations     o  Options and futures
                                                                                                       o  Special situations
                                                                                                       o  Currency transactions

--------------------------------------------------------------------------------------------------------------------------------
What risks may affect the Portfolio?            PRINCIPAL RISKS:             PRINCIPAL RISKS:          PRINCIPAL RISKS:
                                                o  Stock market volatility   o  Stock market           o  Stock market
                                                o  Securities selection         volatility                volatility
                                                o  Non-diversification       o  Securities selection   o  Securities selection
                                                o  Mid market                o  Non-diversification    o  Non-diversification
                                                   capitalization            o  Small and mid market   NON-PRINCIPAL RISKS:
                                                NON-PRINCIPAL RISKS:            capitalization         o  Foreign exposure
                                                o  Foreign exposure          NON-PRINCIPAL RISKS:      o  Derivatives
                                                o  Derivatives               o  Technology companies   o  Hedging
                                                o  Hedging                   o  Foreign exposure       o  Small and mid market
                                                o  Small market              o  Derivatives               capitalization
                                                   capitalization            o  Hedging

--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                    FOCUSED MULTI-CAP         FOCUSED SMALL-CAP
                                                          VALUE                     VALUE
                                                        PORTFOLIO                 PORTFOLIO
----------------------------------------------------------------------------------------------------
What is the Portfolio's investment goal?        Long-term growth of       Long-term growth of
                                                capital                   capital

----------------------------------------------------------------------------------------------------
What principal investment strategies does the   value and focus           value and focus
Portfolio use to implement its investment
goal?

----------------------------------------------------------------------------------------------------
What are the Portfolio's principal investment   active trading of equity  active trading of equity
techniques?                                     securities that offer     securities of companies
                                                the potential for         that offer the potential
                                                long-term growth of       for long-term growth of
                                                capital without regard    capital with
                                                to market capitalization  characteristics similar
                                                                          to those contained in the
                                                                          Portfolio's Benchmark
                                                                          Index

----------------------------------------------------------------------------------------------------
What are the Portfolio's other significant      o  Foreign securities     o  Foreign securities
(non-principal) investments?

----------------------------------------------------------------------------------------------------
What other types of securities may the          o  Short-term investments o  Short-term investments
Portfolio normally invest in as part of         o  Defensive instruments  o  Defensive instruments
efficient portfolio management and which may    o  Options and futures    o  Options and futures
produce some income?                            o  Special situations     o  Special situations

----------------------------------------------------------------------------------------------------
What risks may affect the Portfolio?            PRINCIPAL RISKS:          PRINCIPAL RISKS:
                                                o  Stock market           o  Stock market volatility
                                                   volatility             o  Securities selection
                                                o  Securities selection   o  Non-diversification
                                                o  Non-diversification    o  Small and mid market
                                                o  Small and mid market      capitalization
                                                   capitalization         NON-PRINCIPAL RISKS:
                                                NON-PRINCIPAL RISKS:      o  Foreign exposure
                                                o  Foreign exposure       o  Derivatives
                                                o  Derivatives            o  Hedging
                                                o  Hedging

----------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      FOCUSED GROWTH                FOCUSED                      FOCUSED
                                                        AND INCOME            INTERNATIONAL EQUITY             TECHNOLOGY
                                                         PORTFOLIO                 PORTFOLIO                    PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
What is the Portfolio's investment goal?        Long-term growth of         Long-term growth of         Long-term growth of capital
                                                capital and current         capital
                                                income

------------------------------------------------------------------------------------------------------------------------------------
What principal investment strategies does the   growth, value and focus     international and focus     growth and focus
Portfolio use to implement its investment
goal?

------------------------------------------------------------------------------------------------------------------------------------
What are the Portfolio's principal investment   active trading of           active trading of foreign   active trading of equity
techniques?                                     large-cap companies         securities that offer the   securities of companies
                                                that offer the              potential for long-term     that offer potential for
                                                potential for               growth of capital,          long-term growth of
                                                long-term growth of         without regard to market    capital and that the
                                                capital and reasonable      capitalization. Under       Advisers believe will
                                                level of current income     normal market conditions,   benefit significantly from
                                                                            at least 80% of the         technological advances or
                                                                            Portfolio's net assets      improvements, without
                                                                            plus any borrowing for      Benchmark Index regard to
                                                                            investment purposes will    market capitalization.
                                                                            be invested inequity        Under normal market
                                                                            securities. Portfolio's     conditions, at least 80%
                                                                            net assets plus any         of the
                                                                            borrowing for investment
                                                                            purposes will be invested
                                                                            in such securities

------------------------------------------------------------------------------------------------------------------------------------
What are the Portfolio's other significant      o Foreign securities        o None                      o Foreign securities
(non-principal) investments?                    o Mid-cap companies

------------------------------------------------------------------------------------------------------------------------------------
What other types of securities may the          o Short-term investments    o Short-term investments    o Short-term investments
Portfolio normally invest in as part of         o Defensive instruments     o Defensive instruments     o Defensive instruments
efficient portfolio management and which may    o Options and futures       o Options and futures       o Special situations
produce some income?                            o Special situations        o Special situations
                                                                            o Currency transactions

------------------------------------------------------------------------------------------------------------------------------------
What risks may affect the Portfolio?            PRINCIPAL RISKS:            PRINCIPAL RISKS:            PRINCIPAL RISKS:
                                                o Stock market volatility   o Stock market volatility   o Stock market volatility
                                                o Securities selection      o Securities selection      o Securities selection
                                                o Non-diversification       o Non-diversification       o Non-diversification
                                                o Small and mid market      o Foreign exposure          o Small and mid market
                                                  capitalization            o Currency volatility         capitalization
                                                NON-PRINCIPAL RISKS:        o Emerging markets          o Technology companies
                                                o Foreign exposure          o Small and mid market      NON-PRINCIPAL RISKS:
                                                o Derivatives                 capitalization            o Foreign exposure
                                                o Hedging                   NON-PRINCIPAL RISKS:        o Derivatives
                                                o Emerging markets          o Derivatives               o Hedging
                                                                            o Hedging                   o Emerging markets

38

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--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                 FOCUSED
                                                            DIVIDEND STRATEGY
                                                                PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
What is the Portfolio's investment goal?        Total return (including capital appreciation
                                                and current income)

------------------------------------------------------------------------------------------------------------------------------------
What principal investment strategies does the   value
Portfolio use to implement its investment
goal?

------------------------------------------------------------------------------------------------------------------------------------
What are the Portfolio's principal investment   employ a "buy and hold" strategy with thirty
techniques?                                     high dividend yielding equity securities
                                                selected monthly from the Dow Jones
                                                Industrial Average and the broader market

------------------------------------------------------------------------------------------------------------------------------------
What are the Portfolio's other significant      o None
(non-principal) investments?

------------------------------------------------------------------------------------------------------------------------------------
What other types of securities may the          o Monthly rebalancing
Portfolio normally invest in as part of         o Cash flow management
efficient portfolio management and which may    o Short-term investments
produce some income?

------------------------------------------------------------------------------------------------------------------------------------
What risks may affect the Portfolio?            PRINCIPAL RISKS:
                                                o Market volatility
                                                o Disciplined strategy
                                                o Non-diversification

--------------------------------------------------------------------------------

GLOSSARY

INVESTMENT TERMINOLOGY

GROWTH OF CAPITAL is growth of the value of an investment.

CAPITAL APPRECIATION is growth of the value of an investment.

CONSERVATION OF PRINCIPAL means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.

CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.

LARGE-CAP COMPANIES are those with market caps within the Morningstar, Inc. Large-Cap category, as described on page 3. Currently, this range is $9.2 billion or higher.

MID-CAP COMPANIES are those with market caps within the Morningstar, Inc. Mid-Cap category, as described on page 3. Currently, this range is between $1.6 billion and $9.2 billion.

SMALL-CAP COMPANIES are those with market caps within the Morningstar, Inc. Small-Cap category, as described on page 3. Currently, this range is $1.6 billion or less.

LARGE-CAP COMPANIES and MID-CAP COMPANIES generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. SMALL-CAP COMPANIES generally will be companies that have been in business for a shorter period of time.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INSTRUMENTS include high quality fixed income securities and money market instruments. A Portfolio will use temporary defensive instruments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRS) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRS) and Global Depositary Receipts (GDRS).

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in FOREIGN INVESTMENT COMPANIES, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Adviser will not invest in such investment companies unless, in its judgment, the potential benefits justify the payment of any associated fees and expenses.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

--------------------------------------------------------------------------------

A SPECIAL SITUATION arises when, in the opinion of an Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

MONTHLY REBALANCING No later than fifth business day of each month, SunAmerica will rebalance the Focused Dividend Strategy Portfolio's holdings to create equal weightings among the thirty stocks selected on the basis of the criteria applied as of the preceding month. SunAmerica will implement the rebalancing by purchasing new stocks that meet the selection criteria, selling stocks that no longer meet the selection criteria, and adjusting its ownership of stocks that continue to meet the criteria in order to achieve the proper weightings of each of the thirty stocks.

CASH FLOW MANAGEMENT Because the Focused Dividend Strategy Portfolio will be at all times fully invested in the stocks selected using the criteria described above, the Portfolio will use the following policies to manage cash that it receives from the sale of its shares. As the Portfolio's shares are sold during the month, new cash received by the Portfolio will first be used to the extent necessary to meet redemption requests. The balance of any such cash will be invested weekly (or more frequently as the Adviser deems necessary) in the thirty stocks selected for the Portfolio. The Portfolio will purchase the stocks as of its most recent rebalancing in proportion to the current weightings of such stocks in its portfolio and without any intention to rebalance the Portfolio's holdings on an interim basis. To the extent redemptions exceed available cash, the Portfolio will generally meet redemption requests by selling stocks on a pro rata basis (subject to rounding and the avoidance of odd lots), based on the current weightings of such stocks in its portfolio and without any intention to rebalance its holdings on an interim basis.

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--------------------------------------------------------------------------------

RISK TERMINOLOGY

STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its Adviser, may fail to produce the intended return.

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.

NON-DIVERSIFICATION: By concentrating in a smaller number of stocks, a Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

CURRENCY VOLATILITY: The value of a Portfolio's foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities.

DERIVATIVES: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

EMERGING MARKETS: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

DISCIPLINED STRATEGY: The Focused Dividend Strategy Portfolio will not deviate from its passively managed strategy, which entails buying and holding thirty stocks selected through objective selection criteria (except if necessary to comply with federal tax laws applicable to the Portfolio). The Portfolio will not sell stocks in its portfolio and buy different stocks except during the first five business days of each month, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

MANAGER. AIG SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser") selects the Advisers for the Portfolios, may manage certain portions of Portfolios, provides various administrative services, and supervises the daily business affairs of each Portfolio. The Advisers are responsible for decisions to buy and sell securities for the Portfolios, selection of broker-dealers and negotiation of commission rates for their respective portion of the relevant Portfolio. SunAmerica may terminate any agreement with any Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Advisers for new or existing Portfolios, change the terms of particular agreements with unaffiliated Advisers or continue the employment of existing unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Portfolio have the right to terminate an agreement with an Adviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Adviser changes. The termination and subsequent replacement of an Adviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The order also permits the Fund to disclose the Advisers' fees only in the aggregate for each Portfolio. For the fiscal year ended October 31, 2005, each Portfolio paid SunAmerica an annual fee equal to a percentage of average daily net assets as follows:

        PORTFOLIO                                              FEE RATE
        ---------                                              ---------
        Focused Large-Cap Growth Portfolio                       0.85%
        Focused Multi-Cap Growth Portfolio                       1.00%
        Focused Mid-Cap Growth Portfolio                         0.85%
        Focused Small-Cap Growth Portfolio                       1.00%
        Focused Large-Cap Value Portfolio                        1.00%
        Focused Multi-Cap Value Portfolio                        1.00%
        Focused Mid-Cap Value Portfolio                          0.85%
        Focused Small-Cap Value Portfolio                        1.00%
        Focused Dividend Strategy Portfolio                      0.35%
        Focused Growth and Income Portfolio                      1.00%
        Focused International Equity Portfolio                   1.25%
        Focused Technology Portfolio                             1.25%

Payments to subadvisers for their services are made by SunAmerica, not by the Portfolios.

Prior to February 20, 2004, the Focused Dividend Strategy Portfolio was operated as the Focused Dividend Strategy Portfolio of the SunAmerica Equity Funds. For the fiscal year ended September 30, 2004, the Focused Dividend Strategy Portfolio of the SunAmerica Equity Funds paid SunAmerica a fee equal to 0.35% of average daily net assets.

SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $44.7 billion as of December 31, 2005. In addition to managing the Portfolios, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, AIG Series Trust, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I, VALIC Company II and SunAmerica Series Trust.

ADDITIONAL INFORMATION ABOUT THE ADVISERS

SunAmerica, as the Portfolios' investment manager, will initially allocate the assets of each Portfolio of SunAmerica Focused Series, Inc. equally among the Advisers. SunAmerica will also allocate new cash from share purchases and proceeds of redemption requests equally among the Advisers, unless SunAmerica determines that a different allocation of assets would be in the best interests of the Portfolio and its shareholders. SunAmerica intends to periodically review the asset allocation in each Portfolio to ensure that no portion of assets managed by an Adviser significantly differs from that portion managed by any other Adviser to the Portfolio. In the event such a significant differential exists, SunAmerica will determine whether to reallocate cash flows among the Advisers differently from the manner described above, in an effort to rebalance the Portfolios' assets. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return. In general, SunAmerica will not rebalance or reallocate the existing assets of a Portfolio among Advisers.

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Portfolio is available in the Portfolios' Annual Report to shareholders for the period ending October 31, 2005.

DISTRIBUTOR. AIG SunAmerica Capital Services, Inc. distributes each Portfolio's shares (the "Distributor"). The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Portfolio's Class A, Class B and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of a Portfolio). This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Portfolios' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

In certain instances, the Adviser or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries described above. In addition, the Adviser, the Distributor or their affiliates (including the Administrator)

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PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

may make substantial payments to broker-dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as "revenue sharing." Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Portfolios managed and/or administered by the Adviser. In some circumstances, those types of payments may relate to one or more Portfolios' inclusion on a financial intermediary's preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Portfolios to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by the Adviser are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Funds' Class A, Class B and Class C 12b-1 plans. Payments by other affiliates are out of their own resources.

ADMINISTRATOR. AIG SunAmerica Fund Services, Inc. assists the Portfolios' transfer agent in providing shareholder services. The Administrator, an AIG SunAmerica company, is paid a monthly fee by each Portfolio for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class C and Class I shares. For Class Z, the Administrator receives reimbursements from the Portfolios of its costs, which include all direct transfer agency fees and out-of-pocket expenses allocated to providing services to Class Z Shares.

SunAmerica, the Distributor and Administrator are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

LEGAL PROCEEDINGS. On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of the Adviser and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended (the "1940 Act"). Certain affiliated persons of AIG, including the Adviser and Distributor, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of
Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United State Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser and the Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective investment advisory or distribution services relating to the Portfolios.

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

      The Advisers and Portfolio Managers for each Portfolio are described below. Additional information about the Portfolio Managers' compensation, other accounts under management and ownership of the Portfolios' shares is contained in the Statement of Additional Information,

PORTFOLIO                       PORTFOLIO MANAGEMENT ALLOCATED AMONG THE FOLLOWING ADVISERS
---------                       -----------------------------------------------------------
FOCUSED LARGE-CAP               Fred Alger Management, Inc. ("Alger")
GROWTH PORTFOLIO                Navellier & Associates, Inc.
                                Marsico Capital Management, LLC ("Marsico")

FOCUSED MULTI-CAP GROWTH        Credit Suisse Asset Management, LLC ("Credit Suisse")
PORTFOLIO                       Janus Capital Management LLC ("Janus")
                                AIG SunAmerica Asset Management Corp. ("SunAmerica")

FOCUSED MID-CAP GROWTH          Eagle Asset Management, Inc. ("Eagle")
PORTFOLIO                       TimesSquare Capital Management, LLC ("TimesSquare")
                                Munder Capital Management ("Munder")

FOCUSED SMALL-CAP GROWTH        BAMCO, Inc. ("BAMCO")
PORTFOLIO                       Deutsche Asset Management Inc. ("DAMI")
                                Oberweis Asset Management, Inc. ("Oberweis")

FOCUSED LARGE-CAP VALUE         Dreman Value Management L.L.C. ("Dreman")
PORTFOLIO                       SunAmerica
                                Fund Asset Management, L.P. doing business
                                as Mercury Advisors ("Mercury")

FOCUSED MULTI-CAP               Northern Trust Investments, N.A. ("NTI")
VALUE PORTFOLIO                 Third Avenue Management LLC ("Third Avenue")
                                J.P. Morgan Investment Management Inc. ("J.P. Morgan")

FOCUSED MID-CAP VALUE           Kinetics Asset Management, Inc. ("Kinetics")
PORTFOLIO                       Reich & Tang Asset Management, LLC (Reich and Tang")
                                Keeley Asset Management Corp. ("Keeley")

FOCUSED SMALL-CAP VALUE         Janus (subcontracted to
PORTFOLIO                       Perkins, Wolf, McDonnell and Company LLC ("PWM"))
                                Boston Partners Asset Management L.P. ("Boston Partners")
                                SunAmerica

FOCUSED GROWTH AND              Thornburg Investment Management, Inc. ("Thornburg")
INCOME PORTFOLIO                Marsico
                                SunAmerica

FOCUSED INTERNATIONAL           Henderson Global Investors ("Henderson")
EQUITY PORTFOLIO                Harris Associates LLP ("Harris")
                                Marsico

FOCUSED TECHNOLOGY              BAMCO
PORTFOLIO                       RCM Capital Management LLC ("RCM")
                                SunAmerica

FOCUSED DIVIDEND                SunAmerica
STRATEGY PORTFOLIO

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

DESCRIPTION OF THE ADVISERS

BAMCO, INC. BAMCO is a New York corporation located at 767 5th Avenue, 49th Floor, New York, New York 10153. As of December 31, 2005, BAMCO had approximately $13.7 billion in assets under management.

BOSTON PARTNERS ASSET MANAGEMENT LLC. BOSTON PARTNERS is located at 28 State Street, Boston, Massachusetts and is a Delaware limited liability company. Boston Partners is a wholly-owned subsidiary of Robeco USA, Inc. Robeco USA, Inc. is a subsidiary of Robeco Groep N.V. ("Robeco"), a Dutch investment management firm headquartered in Rotterdam, the Netherlands. Founded in 1929, Robeco is one of the world's oldest asset management organizations and advisers to investment funds. As of December 31, 2005, Boston Partners had approximately $11 billion in assets under management.

CREDIT SUISSE ASSET MANAGEMENT, LLC. Credit Suisse Asset Management, LLC is part of the Asset Management business of Credit Suisse, a leading global financial services organization headquartered in Zurich, with offices focused on asset management in 18 countries. As of September 30, 2005, Credit Suisse Asset Management LLC managed approximately $23.3 billion in the U.S. and $337.3 billion globally.

DEUTSCHE ASSET MANAGEMENT, INC. DAMI has principal offices at 345 Park Avenue, New York, New York 10154. DAMI conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market. As of December 3, 2005, as part of the Deutsche Asset Management Group ("DeAM") DAMI managed approximately $39.7 billion in assets of DeAM's $731 billion in Assets.

DREMAN VALUE MANAGEMENT L.L.C. DREMAN is located at Ten Exchange Place, Jersey City, New Jersey and is an employee controlled limited liability company. Dreman manages over 130 client accounts, including six registered investment companies, three of which are separate accounts offered by variable annuity products, and as of December 31, 2005, had approximately $14.495 billion in assets under management.

EAGLE ASSET MANAGEMENT, INC. EAGLE has been managing customized portfolios intended to help clients meet their investment goals since 1976. Eagle, located at 880 Carillon Parkway, St. Petersburgh, Florida, is a wholly-owned subsidiary of Raymond James Financial, Inc., a St. Petersburg, Florida-based, New York Stock Exchange-listed financial-services holding company. Although Eagle benefits from the financial strength and services of its parent company, it operates as an autonomous corporation in policy, day-to-day operations and trading.

As of December 31, 2005 Eagle managed more than $11.5 billion in assets for individual and institutional clients, including cities, counties, hospitals, schools, corporations, mutual-fund companies and charitable organizations, whose accounts include pension funds, foundations, endowments, profit-sharing plans, operating funds, retirement funds, mutual funds and trusts.

FRED ALGER MANAGEMENT, INC. ALGER is a New York corporation wholly owned by its principals and located at 111 Fifth Avenue, New York, NY 10003. Since 1964, Alger has provided investment management services to large corporate pension plans, state and local governments, insurance companies, mutual funds and high net-worth individuals. As of December 31, 2005, Alger had approximately $9.2 billion in assets under management.

HARRIS ASSOCIATES L.P. HARRIS is a wholly owned subsidiary of IXIS Asset Management Participation 1, a leading French institutional money management company, and is located at Two North LaSalle Street, Chicago, Illinois. Harris manages money in three distinct business segments: separate accounts and mutual funds and is the investment adviser to the Oakmark Mutual Funds. As of December 31, 2004, Harris had approximately $63.4 billion in assets under management.

HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC., HENDERSON, 737 North Michigan Avenue, Suite 1950, Chicago, IL 60611 and Henderson Investment Management Limited, 4 Broadgate, London UK EC2M 2DA are indirect, wholly-owned subsidiaries of Henderson Group plc. As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals in Asia Pacific, Europe and both North and South America. Headquartered in London at 4 Broadgate, London UK EC2M 2DA, Henderson Global Investors has been managing assets for clients since 1934. Today, Henderson Global Investors is a dynamic, multi-skill, multi-asset management business with a fast growing worldwide distribution network. As of December 31, 2004 Henderson Global Investors and HGINA had assets of approximately US$132.7 billion and US$2.9 billion respectively."

JANUS CAPITAL MANAGEMENT LLC. JANUS is a Delaware limited liability company located at 151 Detroit Street, Denver, Colorado 80206-4805, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2005, Janus Capital Group Inc., parent of Janus, had assets under management of approximately $148.5 billion.

J.P. MORGAN INVESTMENT MANAGEMENT INC. J.P. MORGAN is a Delaware corporation and an indirect wholly owned subsidiary of JPMorgan Chase & Co. J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2005, J.P. Morgan, together with its affiliated companies, had approximately $846,915 billion in assets under management.

KEELEY ASSET MANAGEMENT CORP. KEELEY, a registered investment adviser, located at 401 South LaSalle Street, Suite 1201, Chicago, IL 60605, was founded in 1982 by John L. Keeley, Jr. Keeley's products utilize an investment strategy of investing in small to mid-cap companies undergoing internal corporate restructuring. As of March 31, 2005, Keeley had approximately $1.8 billion in assets under management. Keeley currently serves as investment advisor to KEELEY Small Cap Value Fund, Inc. (KSCVX) and KEELEY Funds, Inc. (KMCVX).

KINETICS ASSET MANAGEMENT KINETICS, formed in 1996, is located at 16 New Broadway Sleepy Hollow, New York, 10591. Kinetics and its affiliates provide investment advisory services to a family of six mutual funds and other accounts with discretionary management authority of approximately $1.8 billion as of September 30, 2005. Kinetics and its affiliates now consist of 35 employees, including 10 professionals dedicated to the investment process.

MARSICO CAPITAL MANAGEMENT, LLC. MARSICO is a Delaware limited liability company and a wholly-owned indirect subsidiary of Bank of America Corp. and is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. As of December 31, 2005, Marsico had approximately $63 billion in assets under management.

MERCURY ADVISORS MERCURY is a division of Merrill Lynch Investment Management, A Delaware corporation with principal offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. As of December 31, 2004, Merrill Lynch Investment Managers had $496 billion in client assets worldwide invested in a broad range of products, from cash management and indexed products to equity, fixed income and alternative investments.

MUNDER CAPITAL MANAGEMENT, MUNDER, with offices located at 480 Pierce Street, Birmingham, MI 48009, currently serves as investment adviser to the Munder Funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts and high net worth individuals. As of June 30, 2005, Munder and its division had approximately $38.5 billion of assets under management.

NAVELLIER & ASSOCIATES, INC. NAVELLIER LOUIS G. NAVELLIER, Chairman and Founder of Navellier, began publishing his quantitative analysis on growth stocks in 1980, and in 1987 began managing private stock portfolios for public plans, Taft-Hartley plans, corporate pension funds, endowments, foundations, and high net worth individuals. Since that time, Navellier has been successful at applying its disciplined, quantitative investment process to a broad range of growth equity capitalization products. Navellier currently applies its stock selection process to five different growth capitalization styles: MICRO TO SMALL CAP GROWTH, SMALL TO MID CAP GROWTH, MID CAP GROWTH, LARGE CAP GROWTH, AND INTERNATIONAL GROWTH. Navellier manages a variety of portfolios including value and core separate accounts, mutual funds, hedge funds, and limited partnerships. Navellier, located at One East Liberty Street, Reno, NV, currently manages approximately $3.8 billion in assets across a spectrum of investment styles. Additionally, $2 billion of the assets under management are in the Large-Cap Growth strategy.

NORTHERN TRUST INVESTMENTS, N.A. NORTHERN TRUST INVESTMENTS, N.A. ("NTI") is located at 50 South LaSalle Street, Chicago, IL 60675. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company ("TNTC"). TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2005, Northern Trust Corporation and its subsidiaries had assets under custody of $2.9 trillion, and assets under investment management of $618 billion.

OBERWEIS ASSET MANAGEMENT, INC. OBERWEIS, an Illinois corporation, is located at 3333 Warranville Road, Suite 500, Lisle, Illinois 6055x. As of December 31, 2005, Oberweis had approximately $1.8 billion in assets under management.

PERKINS, WOLF, MCDONNELL AND COMPANY, LLC. PWM, located at 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, is a Delaware limited liability company. As of December 31, 2005, PWM had assets under management of approximately $10.1 billion.

RCM CAPITAL MANAGEMENT LLC ("RCM") RCM is wholly owned by RCM US Holdings LLC ("US Holdings"). US Holdings is a Delaware limited liability company that is wholly owned by Allianz Global Investors AG ("AGI"). AGI, in turn, is owned by Allianz AG ("Allianz"). RCM is located at Four Embarcadero Center, San Francisco, California 94111. As of December 31, 2005, the RCM global investment platform had approximately $US 120 billion in total assets under management and advice, including approximately $US 20 billion in San Francisco.

REICH AND TANG ASSET MANAGEMENT, LLC. Reich & Tang Asset Management, LLC ("Reich & Tang") which is located at 600 Fifth Avenue, New York, NY 10020 is a registered investment advisor. Reich & Tang is a limited liability company with 99.5% of its membership interest owned by IXIS Asset Management North America and the remaining 0.5% membership interest owned by IXIS Asset Management Holdings, LLC. Reich & Tang was founded in 1970 to provide discretionary management of equity portfolios. Reich & Tang has two divisions, each operating independently: Capital Management Group, which specializes in small and mid cap equity and global fixed income management, and the Funds Group, which manages institutional money market mutual funds. As of March 31, 2005, Reich & Tang's Capital Management Group had $4.5 billion in assets under management.

AIG SUNAMERICA ASSET MANAGEMENT CORP. See page 43.

THIRD AVENUE MANAGEMENT LLC. (Third Avenue) THIRD AVENUE is located at 622 Third Avenue, New York, New York 10017. Third Avenue has been an investment adviser and manager for mutual funds since its organization in 1986. As of December 31, 2005, Third Avenue had approximately $20.2 billion in assets under management.

THORNBURG INVESTMENT MANAGEMENT, INC. THORNBURG is a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501, and has been in the investment management business since 1982. As of December 31, 2005, Thornburg had approximately $8.3 billion in assets under management.

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INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

TIMES SQUARE CAPITAL MANAGEMENT, L.L.C. TIMESSQUARE, a registered investment advisor, is located at Four Times Square, 25th Floor, New York, NY 10036. Affiliated Managers Group, Inc. ("AMG"), a publicly traded asset management holding company, holds an equity interest in TimesSquare Capital Management, LLC. TimesSquare is a fundamental research-oriented growth equity investment management firm specializing in mid-cap and small-cap strategies for institutional investors, including corporate pension plans, endowments and foundations, public pension plans and Taft-Hartley pension plans. As of March 31, 2005, TimesSquare managed approximately $5.3 billion in assets.

--------------------------------------------------------------------------------

                                      NAME, TITLE AND AFFILIATION
PORTFOLIO                             OF PORTFOLIO MANAGER                   EXPERIENCE
---------                             ------------------------------------   ----------
FOCUSED LARGE-CAP GROWTH PORTFOLIO    Fred Alger                             Mr. Alger founded Alger in 1964. He served as
                                      Chairman and Chief Market Strategist   President and Portfolio Manager until 1995. Mr. Alger
                                      (Alger)                                resumed these responsibilities in 2001.

                                      Dan Chung                              Mr. Chung joined Alger in 1994 and advanced through
                                      President Chief Investment Officer     ranks from Research Associate to Associate Analyst,
                                      and Portfolio Manager                  Analyst, Senior Technology Analyst and Portfolio
                                      (Alger)                                Manager. He currently serves as Alger's President
                                                                             Chief Investment Officer.

                                      Louis Navellier,                       Mr. Navellier is Chief Investment Officer and Chairman
                                      Lead Portfolio Manager,                of Navellier. In 1980, Mr. Navellier began publishing
                                      Chief Investment Officer,              his research in his stock advisory newsletter the MPT
                                      and Chairman (Navellier)               Review. Since 1987, Mr. Navellier has been actively
                                                                             managing institutional and individual portfolios
                                                                             through his investment advisory service, Navellier.
                                                                             Mr. Navellier is the portfolio manager of the
                                                                             CONCENTRATED LARGE CAP GROWTH PORTFOLIO and has been
                                                                             the co-portfolio manager of the LARGE CAP GROWTH
                                                                             PORTFOLIO since its inception in 1998.

                                      Shawn Price,                           Mr. Price has fifteen years experience in the
                                      Co-Portfolio Manager                   securities industry and joined Navellier in 1991 as a
                                      (Navellier)                            quantitative research analysis. At Navellier, Mr.
                                                                             Price is the co-portfolio manager of the CONCENTRATED
                                                                             LARGE CAP GROWTH PORTFOLIO and has been the
                                                                             co-portfolio manager of the LARGE CAP GROWTH PORTFOLIO
                                                                             since its inception in 1998. In addition, Mr. Price
                                                                             conducts ongoing research enhancements of the firm's
                                                                             quantitative investment process and works on product
                                                                             development. Mr. Price has a Bachelor of Science in
                                                                             finance from the University of Nevada in Reno.

                                      Thomas F. Marsico                      Thomas F. Marsico is the Chief Investment Officer of
                                      Portfolio Manager (Marsico)            Marsico and manages the investment program of the
                                                                             SunAmerica Focused Large-cap Growth Portfolio and the
                                                                             SunAmerica Focused Growth and Income Portfolio. As of
                                                                             December 31, 2005, Marsico had approximately $63
                                                                             billion under management.

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

                                      NAME, TITLE AND AFFILIATION
PORTFOLIO                             OF PORTFOLIO MANAGER                   EXPERIENCE
---------                             ------------------------------------   ----------
FOCUSED MULTI-CAP GROWTH PORTFOLIO    Leo M. Bernstein                       Mr. Bernstein, Director is an analyst and portfolio
                                      Director (Credit Suisse)               manager specializing in all sectors of technology
                                                                             hardware (telecommunications equipment, semiconductors
                                                                             and optical components) in U.S. small- and
                                                                             mid-capitalization, post-venture capital and
                                                                             distribution management equity portfolios. Mr.
                                                                             Bernstein joined Credit Suisse in 1999. Previously, he
                                                                             was an equity research associate at Morgan Stanley
                                                                             Dean Witter specializing in data networking and PC
                                                                             hardware and software companies. Mr. Bernstein holds a
                                                                             B.A. in english and economics from Amherst College and
                                                                             an M.B.A. from the University of Chicago Graduate
                                                                             School of Business.

                                      Calvin E. Chung                        Mr. Chung, CFS, has been with Credit Suisse since
                                      Director (Credit Suisse)               2000. Prior to joining Credit Suisse, Mr. Chung was a
                                                                             vice president and senior technology equity analyst at
                                                                             Eagle Asset Management from 1997 to 1999. Previously,
                                                                             he was a research associate at Fidelity Management and
                                                                             Research and a financial-services advisor at MetLife
                                                                             Resources. Mr. Chung holds a B.A. in economics from
                                                                             Brandeis University and an M.B.A. in finance from the
                                                                             University of Chicago Graduate School of Business.

                                      Marian U. Pardo                        Ms. Pardo, Managing Director is a portfolio manager
                                      Managing Director (Credit Suisse)      specializing in large- and mid-capitalization U.S.
                                                                             growth equities. Ms. Pardo has been with Credit Suisse
                                                                             since 2003. Prior to joining Credit Suisse, Ms. Pardo
                                                                             was managing director and co-manager of the U.S. Small
                                                                             Company Fund of J.P. Morgan Fleming Asset Management.
                                                                             During 1998, Ms. Pardo served as president and
                                                                             founding partner of Pardo Capital, a start-up
                                                                             investment limited partnership specializing in small
                                                                             and mid-cap U.S. equities. From 1994 to 1998, Ms.
                                                                             Pardo served as managing director and a portfolio
                                                                             manager at J.P. Morgan Investment Management. Between
                                                                             1968 and 1994, she managed portfolios of large-, mid-
                                                                             and small-capitalization U.S. equities; was an equity
                                                                             analyst specializing in banking and financial
                                                                             services; and managed portfolios of special
                                                                             investments. Ms. Pardo holds a B.A. in economics from
                                                                             Barnard College.

                                      Scott W. Schoelzel                     Mr. Schoelzel joined Janus as a Portfolio Manager in
                                      Vice President and Portfolio           January 1994. He has managed the Janus Twenty Fund
                                      Manager (Janus)                        since August 1997 as well as both the Janus Aspen
                                                                             Capital Appreciation Portfolio and the Janus Adviser
                                                                             Capital Appreciation Fund since inception.

--------------------------------------------------------------------------------

                                      NAME, TITLE AND AFFILIATION
PORTFOLIO                             OF PORTFOLIO MANAGER                   EXPERIENCE
---------                             ------------------------------------   ----------
                                      Gregory S. Parker                      Mr. Parker joined SunAmerica in February 2004 as Vice
                                      Portfolio Manager and                  President and Senior Research Analyst covering the
                                      Director of Equity Research            industrial sector (capital goods and transportation).
                                      (SunAmerica)                           Over the course of his 15-year career in the financial
                                                                             services industry, Mr. Parker has held numerous
                                                                             management, investment and research positions. Prior
                                                                             to joining SunAmerica, Mr. Parker was a managing
                                                                             director and senior equity analyst at Harbert
                                                                             Management Corporation. Prior to Harbert Management,
                                                                             Mr. Parker held several positions at Schroder
                                                                             Investment Management. Most recently, he was head of
                                                                             global industrial research, portfolio manager and
                                                                             senior research analyst. Mr. Parker received a MBA
                                                                             from Babson College Graduate School of Business and
                                                                             holds a BS from St. Lawrence University. He is a
                                                                             Chartered Financial Analyst and a member of the
                                                                             Association of Investment Management and Research
                                                                             (AIMR) and the New York Society of Security Analysts
                                                                             (NYSSA).

FOCUSED SMALL-CAP GROWTH PORTFOLIO    Ronald Baron                           Mr. Baron is the founder, Chief Executive Officer and
                                      Chairman, Chief Executive Officer,     Chairman of Baron Capital Group, Inc. and its
                                      Chief Investment Officer               subsidiaries. BAMCO, Inc., established in 1987 is one
                                      (BAMCO)                                of its subsidiaries. He began to manage money for
                                                                             others on a discretionary basis in 1975. In 1982 he
                                                                             established Baron Capital Inc. He has been Portfolio
                                                                             Manager of the Baron Funds flagship fund, Baron Asset
                                                                             Fund and of Baron Growth Fund since their inception.

                                      Robert S. Janis                        Mr. Janis joined DAMI in July 2004 and specializes in
                                      Managing Director and                  U.S. small- and mid-cap equities. Prior to that, Mr.
                                      Portfolio Manager (DAMI)               Janis served as portfolio manager for ten years at
                                                                             Credit Suisse Asset Management, LLC. Mr. Janis has
                                                                             over twenty years of investment experience.

                                      James W. Oberweis, CFA                 Mr. Oberweis has been President since 2001 and a
                                      President                              Portfolio Manager since 1995. Mr. Oberweis was Vice
                                      Portfolio Manager (Oberweis)           President from 1995 to 2001.

FOCUSED LARGE-CAP VALUE PORTFOLIO     David N. Dreman                        Mr. Dreman has been the chairman of Dreman (and its
                                      Chairman, Chief Investment Officer     predecessors) since 1977.
                                      and Founder (Dreman)

                                      Nelson Woodward                        Mr. Woodward re-joined Dreman in November 2001 as a
                                      Managing Director                      Managing Director and a member of the Investment
                                      (Dreman)                               Policy Committee. From July 2000 to November 2001 he
                                                                             was Vice President of Asset Allocation and
                                                                             Quantitative Analysis at Prudential Investments. Prior
                                                                             thereto, Mr. Woodward was a Managing Director of
                                                                             Dreman (and its predecessors) from January 1997 to
                                                                             July 2000. Mr. Woodward has over 17 years of
                                                                             investment management experience.

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INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

                                      NAME, TITLE AND AFFILIATION
PORTFOLIO                             OF PORTFOLIO MANAGER                   EXPERIENCE
---------                             ------------------------------------   ----------
                                      Steven A. Neimeth                      Mr. Neimeth is a portfolio manager and senior vice
                                      Portfolio Manager and                  president at SunAmerica. Mr. Neimeth has over ten
                                      Senior Vice-President                  years of experience in the investment industry,
                                      (SunAmerica)                           focusing the past five years on the large-cap value
                                                                             segment of the market. Prior to joining SunAmerica in
                                                                             April 2004, Mr. Neimeth was a portfolio manager of the
                                                                             Neuberger Berman Large-Cap Value Fund, and between
                                                                             1997 and 2002, he was a portfolio manager and research
                                                                             analyst at Bear Stearns Asset Management. Mr. Neimeth
                                                                             holds a Bachelor of Arts from Hobart & William Smith
                                                                             Colleges and a Masters of Business Administration from
                                                                             the Johnson School of Management at Cornell
                                                                             University.

                                      Robert C. Doll                         Robert C. Doll is the President and Chief Investment
                                      President and Chief Investment Officer Officer of Merrill Lynch Investment Managers and its
                                      (Mercury)                              investment advisory affiliates, including Mercury
                                                                             Advisors. He is also Senior Portfolio Manager of the
                                                                             Merrill Lynch Large Cap Series Funds, which includes
                                                                             three large cap funds: Large-Cap Value, Large-Cap Core
                                                                             and Large-Cap Growth. Mr. Doll has been with Merrill
                                                                             Lynch Investment Managers since 1999 and has over 20
                                                                             years of investment experience.

FOCUSED MULTI-CAP VALUE PORTFOLIO     Stephen G. Atkins                      Mr. Atkins graduated from Georgetown University with a
                                      CFA Vice President and                 Bachelor of Science in Business Administration. While
                                      Senior Portfolio Manager               at Georgetown he majored in finance and international
                                      (NTI)                                  business. In addition, he sent a year at the London
                                                                             School of Economics where he studied corporate finance
                                                                             and international accounting. He served as an intern
                                                                             at Arthur Anderson, LLP in Washington, D.C. and three
                                                                             summers at Northern Trust Value Investors. Prior to
                                                                             joining the firm full-time, Mr. Atkins was employed by
                                                                             Cantor Fitzgerald Securities in New York.

                                      Martin J. Whitman                      Mr. Whitman has been Chief Investment Officer of Third
                                      Chairman, CEO and Portfolio Manager    Avenue since 1991 and Chairman and CEO since 1986. Mr.
                                      (Third Avenue)                         Whitman also has been Chairman and CEO of Third Avenue
                                                                             Trust (and its predecessors) since 1990 and was
                                                                             President from 1991 to 1998.

                                      Ian Lapey                              Mr. Lapey is a portfolio manager for Third Avenue
                                      Portfolio Manager                      Management's sub-advised portfolios. Ian Lapey is also
                                      (Third Avenue)                         a senior research analyst for the Third Avenue Funds.
                                                                             Prior to joining Third Avenue Management, Mr. Lapey
                                                                             was an equity research analyst with Credit Suisse
                                                                             First Boston. Previously, he held various research
                                                                             positions with Salomon Brothers, Hampshire Securities
                                                                             and Lord Abbett & Co. Mr. Lapey received a B.A. in
                                                                             Economics from Williams College, an M.S. in Accounting
                                                                             from Northwestern University Graduate School of
                                                                             Professional Accounting, and an M.B.A. from New York
                                                                             University Stern School of Business. Mr. Lapey is a
                                                                             Certified Public Accountant.

52

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--------------------------------------------------------------------------------

                                      NAME, TITLE AND AFFILIATION
PORTFOLIO                             OF PORTFOLIO MANAGER                   EXPERIENCE
---------                             ------------------------------------   ----------
                                      Jonathan K. L. Simon                   Jonathan K. L. Simon, managing director, is a
                                      Managing Director/Portfolio Manager    portfolio manager in the U.S. Equity Group. An
                                      (J.P. Morgan)                          employee since 1980, he joined the firm as an analyst
                                                                             in the London office, with responsibility for covering
                                                                             the energy, real estate, and building products sectors
                                                                             in U.S. small cap. Mr. Simon joined the New York
                                                                             office in 1987 and served as president of Robert
                                                                             Fleming's U.S. asset management operations from 1990
                                                                             until 2000. He holds an M.A. in mathematics from
                                                                             Oxford University.

FOCUSED SMALL-CAP VALUE PORTFOLIO     David M. Dabora, CFA                   Mr. Dabora is an Equity Manager for Boston Partners'
                                      Portfolio Manager                      Small-Cap Value, Small-Cap Value II and Small/Mid-Cap
                                      (Boston Partners)                      Value products. Prior to managing Boston Partners'
                                                                             small-cap value portfolios, he was an assistant
                                                                             portfolio manager for Boston Partners' premium Equity
                                                                             product. Additionally, he was a research analyst with
                                                                             responsibility for a wide variety of industries. Prior
                                                                             to joining Boston Partners, Mr. Dabora spent three
                                                                             years with The Boston Company Asset Management, Inc.,
                                                                             as an equity Analyst in their Los Angeles and
                                                                             Greenbrae, California offices. Mr. Dabora has a total
                                                                             of seventeen years of investment experience. Mr.
                                                                             Dabora holds a B.S. degree in Business Administration
                                                                             from Pennsylvania State University as well as an
                                                                             M.B.A. from the Anderson School of Management at the
                                                                             University of California at Los Angeles. He is a
                                                                             member of the CFA Institute and the Security Analysts
                                                                             Society of San Francisco.

                                      Robert H. Perkins                      Mr. Robert H. Perkins has been an investment manager
                                      President, Lead Investment Manager     since 1970. Mr. Perkins serves as President and as a
                                      and Director (PWM)                     director of PWM.

                                      Thomas H. Perkins                      Mr. Thomas H. Perkins has also served as investment
                                      Portfolio Manager (PWM)                manager of the Portfolio since February 2005. He joined
                                                                             PWM in 1998 as head trader and research analyst,
                                                                             focusing on companies in the industrial, materials and
                                                                             financial sectors.

                                      Daniel Lew, CFA                        Mr. Lew has over 20 years of experience in the
                                      Portfolio Manager and                  investment industry, focusing the last eight years on
                                      Senior Vice President                  the small-cap value category. Prior to joining
                                      (SunAmerica)                           SunAmerica in June 2005, Mr. Lew was a Portfolio
                                                                             Manager at Citizens Advisers from September 2003 until
                                                                             June 2005, and a Senior Analyst at Strong Capital
                                                                             Management from December 1997 until August 2003. Mr.
                                                                             Lew has also held consulting positions at William M.
                                                                             Mercer Investment Consulting and RogersCasey. Mr. Lew
                                                                             received a Bachelor of Science degree from Columbia
                                                                             University School of Engineering and Applied Science
                                                                             and a Masters of Business Administration from New York
                                                                             University Stern School of Business. Mr. Lew is also a
                                                                             CFA charter holder.

FOCUSED GROWTH AND                    Thomas F. Marsico                      See the Focused Large-Cap Growth Portfolio on page 49.
INCOME PORTFOLIO                      Portfolio Manager (Marsico)

                                      William V. Fries, CFA                  Mr. Fries has been a Managing Director and Portfolio
                                      Managing Director and                  Manager at Thornburg since 1995. Previously he had
                                      Portfolio Manager                      been affiliated with USAA Investment Management
                                      (Thornburg)                            Company for over 20 years.

                                      Steven A. Neimeth                      For more information on Mr. Neimeth See page 52.
                                      (SunAmerica)

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

                                      NAME, TITLE AND AFFILIATION
PORTFOLIO                             OF PORTFOLIO MANAGER                   EXPERIENCE
---------                             ------------------------------------   ----------
FOCUSED INTERNATIONAL EQUITY          Stacey Navin                           Ms. Nevin has over 19 years of investment experience.
                                      Director and Co-Portfolio Manager      She has been managing international and global equity
                                      (Henderson)                            products on behalf of Henderson since 1994. Prior to
                                                                             joining Henderson she was Senior Vice President and
                                                                             Co-Manager of the Seligman Common Stock & Income Funds.

                                      Manraj Sekhorn, CFA                    Mr. Sekhorn joined Henderson in 2003 and has over 10
                                      Director and Co-Portfolio Manager      years of investment experience. From 1995 to 2003, Mr.
                                      (Henderson)                            Sekhorn managed global equities at Merrill Lynch
                                                                             Investment Managers, including two S&P AA-rated Funds.
                                                                             Prior to joining Merrill Lynch Investment Managers,
                                                                             Mr. Sekhorn served as Deputy Head of Global Equities
                                                                             at Invesco Asset Management.

                                      David G. Herro, CFA                    Mr. Herro is a Director of International Equities and
                                      Chief Investment Officer               Portfolio Manager for Harris. Mr. Herro joined Harris
                                      International Equities and             in 1992 and has been managing international portfolios
                                      Portfolio Manager                      since 1986.
                                      (Harris)

                                      Jim G. Gendelman                       James G. Gendelman is the portfolio manager of the
                                      Portfolio Manager (Marsico)            SunAmerica Focused International Equity Portfolio.
                                                                             Prior to joining Marsico Capital in May 2000, Mr.
                                                                             Gendelman spent thirteen years as a Vice President of
                                                                             International Sales for Goldman, Sachs and Co. He
                                                                             holds a bachelor's degree in Accounting from Michigan
                                                                             State University and an MBA in Finance from the
                                                                             University of Chicago. Mr. Gendelman was a certified
                                                                             public accountant for Ernst & Young from 1983 to 1985.

FOCUSED TECHNOLOGY PORTFOLIO          Mitchell Rubin, CFA, JD                Mr. Rubin is a VicePresident, portfolio manager and
                                      Vice President and Portfolio           senior research analyst. He is the portfolio manager
                                      Manager (BAMCO)                        for the Baron iOpportunity Fund and is responsible for
                                                                             the internet and information technology industries as
                                                                             well as, among others, the consumer, real estate,
                                                                             gaming, lodging and retail industries. He received a
                                                                             BA in Economics from the University of Michigan in
                                                                             1988, a JD from Harvard Law School in 1991 and was
                                                                             designated a chartered financial analyst in 1997. From
                                                                             1991 to 1994, Mr. Rubin was an associate with the New
                                                                             York office of Latham & Watkins specializing in
                                                                             corporate finance transactions. From 1994 until
                                                                             joining BAMCO in November 1995, Mr. Rubin was an
                                                                             equity research analyst for Smith Barney in emerging
                                                                             growth stocks.

                                      Walter C. Price, Jr.                   Mr. Price joined RCM in 1974 as a Senior Portfolio
                                      Portfolio Manager (RCM)                Securities Analyst and became a principal in 1978. He
                                                                             has been a Managing Director and Portfolio Manager
                                                                             with the firm since 1985. Mr. Price has analytical
                                                                             responsibility for much of Dresdner's technology area.

                                      Huachen Chen                           Mr. Chen joined RCM in 1985 as a Securities
                                      Portfolio Manager (RCM)                Analyst. He became a principal in 1994 and currently
                                                                             has research and money management responsibilities for
                                                                             the technology area.

--------------------------------------------------------------------------------

                                      NAME, TITLE AND AFFILIATION
PORTFOLIO                             OF PORTFOLIO MANAGER                   EXPERIENCE
---------                             ------------------------------------   ----------
                                      Andrew Sheridan                        Mr. Sheridan is a Portfolio Manager and member of the
                                      Portfolio Manager (SunAmerica)         SunAmerica research team, covering the technology
                                                                             industry. Prior to joining SunAmerica, Mr. Sheridan
                                                                             worked in the research department at U.S. Trust and
                                                                             the market research division of Greenwich Associates.

FOCUSED DIVIDEND STRATEGY PORTFOLIO   Paul Ma                                Mr. Ma is a Portfolio Manager and Vice President
                                      Portfolio Manager and Vice President   at SunAmerica and is the head of quantitative
                                      (SunAmerica)                           research. Mr. Ma has over seven years of experience in
                                                                             the investment industry. Prior to joining SunAmerica,
                                                                             Mr. Ma was a Senior Quantitative Analyst at Putnam
                                                                             Investments. He was also the co-founder of LifeHarbor
                                                                             Investments. Mr. Ma received his Bachelor of Science,
                                                                             magna cum laude, from Harvard University and a Masters
                                                                             of Science from Massachusetts Institute of Technology.
                                                                             Mr. Ma is also a CFA charter holder.

FOCUSED MID-CAP GROWTH PORTFOLIO      Bert L. Boksen, CFA                    Mr. Boksen has 28 years of investment experience and
                                      Managing Director, Mid Cap Growth      is responsible for the management of Eagle's Mid Cap
                                      Portfolio Manager (Eagle)              Growth portfolios. Before joining Eagle in 1995, Mr.
                                                                             Boksen served at Raymond James & Associates as Chief
                                                                             Investment Officer and as chairman of the Raymond
                                                                             James Focus List Committee. Prior to his tenure at
                                                                             Raymond James & Associates, Mr. Boksen was an analyst
                                                                             for Standard & Poor's. He earned his B.A. from City
                                                                             College of New York in 1970 and his M.B.A. from St.
                                                                             John's University in 1977.

                                      Tony Y. Dong, CFA                      Mr. Dong co-manages Munder Capital's
                                      Director, Mid-Cap Equity and Senior    Mid-Capitalization Core Growth and Mid-Cap/Small-Cap
                                      Portfolio Manager                      Blend disciplines, and manages the Munder Mid-Cap Core
                                      (Munder)                               Growth Fund. He also manages individual equity and
                                                                             balanced portfolios for institutional clients, and
                                                                             co-manages the Munder Balanced Fund. Mr. Dong joined
                                                                             Munder Capital in 1988 as a portfolio manager for
                                                                             Munder Capital's Growth at a Reasonable Price (GARP)
                                                                             investment discipline. He was promoted to Senior
                                                                             Portfolio Manager in 1994. Before joining Munder
                                                                             Capital in 1988, Mr. Dong was an investment officer
                                                                             for the Trust Investment Department of Manufacturers
                                                                             Bank, where he served as an equity securities analyst
                                                                             and portfolio manager for institutional accounts. Mr.
                                                                             Dong holds a B.B.A. (with distinction) from the
                                                                             University of Michigan and an M.B.A. in finance from
                                                                             Wayne State University. He has earned the Chartered
                                                                             Financial Analyst designation and is a member of both
                                                                             the Investment Analysts Society of Detroit and the CFA
                                                                             Institute.

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

                                      NAME, TITLE AND AFFILIATION
PORTFOLIO                             OF PORTFOLIO MANAGER                   EXPERIENCE
---------                             ------------------------------------   ----------
                                      Brian S. Matuszak, CFA                 Mr. Matuszak, who has seven years of industry
                                      Senior Equity Analyst                  experience, analyzes equity securities for Munder
                                      (Munder)                               Capital's Mid-Capitalization Core Growth,
                                                                             Mid-Cap/Small-Cap Blend and Real Estate Equity
                                                                             Investment (REIT) disciplines, including the Munder
                                                                             Mid-Cap Core Growth Fund and the Munder Real Estate
                                                                             Equity Investment Fund. He assists with portfolio
                                                                             strategy, sector analysis, stock selection, and the
                                                                             monitoring of companies owned in the portfolio. Before
                                                                             becoming an equity analyst, Mr. Matuszak served two
                                                                             years as an internal wholesaler for Munder Capital.
                                                                             Prior to joining Munder Capital in 2000, he was a
                                                                             financial advisor for Prudential Securities. Mr.
                                                                             Matuszak also has experience as a micro-economics
                                                                             instructor at Macomb Community College. He earned both
                                                                             a B.B.A. in finance and accounting (with distinction),
                                                                             and an M.S. in applied economics from the University
                                                                             of Michigan. He has earned the Chartered Financial
                                                                             Analyst designation and is a member of both the
                                                                             Investment Analysts Society of Detroit and the CFA
                                                                             Institute.

                                      Larry Cao, CFA                         Mr. Cao is co-manager of the Munder International
                                      Portfolio Manager and Senior           Equity Fund, and a member of the teams responsible for
                                      Equity Analyst                         managing the Mid-Capitalization Core Growth and
                                      (Munder)                               Mid-Cap/Small-Cap Blend investment disciplines, and
                                                                             the Munder Mid-Cap Core Growth Fund. Mr. Cao, who has
                                                                             seven years of investment experience, became a
                                                                             full-time member of the Munder Capital team in 2002.
                                                                             Before that, Mr. Cao held a variety of positions,
                                                                             including U.S. Dollar fixed income portfolio manager
                                                                             at the People's Bank of China and senior associate at
                                                                             McKinsey & Co. At McKinsey, Mr. Cao helped
                                                                             multinational banking clients develop business
                                                                             processes related to equity research and portfolio
                                                                             management. Mr. Cao earned an M.B.A., cum laude, with
                                                                             a concentration in finance from the University of
                                                                             Notre Dame. He holds a B.A. and an M.A. in economics
                                                                             from Beijing University, and completed two years of
                                                                             doctoral studies in economics at Harvard University.
                                                                             He was also a visiting scholar at the Sloan School of
                                                                             Management at the Massachusetts Institute of
                                                                             Technology. He has earned the Chartered Financial
                                                                             Analyst designation and is a member of both the
                                                                             Investment Analysts Society of Detroit and the CFA
                                                                             Institute.

--------------------------------------------------------------------------------

                                      NAME, TITLE AND AFFILIATION
PORTFOLIO                             OF PORTFOLIO MANAGER                   EXPERIENCE
---------                             ------------------------------------   ----------
                                      Andy Y. Mui, CPA                       Mr. Mui analyzes equity securities for Munder Capital's
                                      Senior Equity Analyst                  Mid-Capitalization Core Growth and Mid-Cap/Small-Cap
                                      (Munder)                               Blend disciplines, including the Munder Mid-Cap Core
                                                                             Growth Fund. He assists with portfolio strategy, sector
                                                                             analysis, stock selection, and the monitoring of
                                                                             companies owned in the portfolio. Prior to joining
                                                                             Munder Capital in 2005, Mr. Mui was an equity research
                                                                             associate for Smith Barney Citigroup, RBC Capital
                                                                             Markets, and Bank of America Securities LLC. He began
                                                                             his career as an accountant with Coopers & Lybrand LLP,
                                                                             has worked in accounting and financial analysis at
                                                                             Deloitte & Touche LLP, and has provided independent
                                                                             financial analysis services on a contractual basis. Mr.
                                                                             Mui earned a B.B.A. from the University of Michigan and
                                                                             an M.B.A. from the Tuck School of Business at
                                                                             Dartmouth, and is a Certified Public Accountant.

                                      Tony Rosenthal, CFA                    Mr. Rosenthal has 16 years of investment experience and
                                      Managing Director and Senior Portfolio is a managing director and Senior Portfolio Manager for
                                      Manager (TimesSquare)                  TimeSquare's mid-cap growth products. Before joining
                                                                             TimesSquare in 2000, Mr. Rosenthal held a similar
                                                                             position at Fiduciary Trust Company International since
                                                                             1996. Mr. Rosenthal's prior experience includes three
                                                                             years at the Bank of New York as an equity portfolio
                                                                             manager and analyst and time at U.S. Trust Company in
                                                                             New York where he conducted economic research. Mr.
                                                                             Rosenthal received his B.A in economics from Wesleyan
                                                                             University in 1988 and an M.B.A from Columbia Business
                                                                             School in 1993. He is a member of the New York Society
                                                                             of Security Analysts.

                                      Grant R. Babyak                        Mr. Babyak has 17 years of investment experience and is
                                      Chief Executive Officer and            a managing director and co- portfolio manager for
                                      Senior Portfolio Manager               TimesSquare's mid-cap growth products. Prior to joining
                                      (TimesSquare)                          TimesSquare in 2000, Mr. Babyak managed small-cap and
                                                                             mid-cap portfolios for Fiduciary Trust Company
                                                                             International since 1996. Previously he worked for 6
                                                                             years at Avatar Associates as an institutional
                                                                             portfolio manager and for two years at U.S. Trust
                                                                             Company of New York as an analyst covering the consumer
                                                                             and basic industrial sectors. Mr. Babyak received a
                                                                             B.A. in Political Science from Yale University in 1988
                                                                             and an M.B.A. in Finance from New York University -
                                                                             Stern Graduate School of Business in 1995.

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

                                      NAME, TITLE AND AFFILIATION
PORTFOLIO                             OF PORTFOLIO MANAGER                   EXPERIENCE
---------                             ------------------------------------   ----------
FOCUSED MID-CAP VALUE PORTFOLIO       John L. Keeley, Jr., CFA,              Mr. Keeley began his career as a FDIC bank examiner
                                      President and Chief Investment         while pursuing his MBA at night. In 1965, John
                                      Officer (Keeley)                       continued his career as an analyst with the Standard
                                                                             Oil Co. of Indiana Pension Plan and later as an
                                                                             analyst with James Capel & Co. Mr. Keeley formed
                                                                             Keeley Asset Management, (KAMCO), a registered
                                                                             investment advisor in December of 1981. John launched
                                                                             the KEELEY Small Cap Value Fund, Inc. in October 1993.
                                                                             In 1994, he became a Director of the Marquette
                                                                             National Corp. In 1972, Mr. Keeley was awarded the
                                                                             designation of Chartered Financial Analyst following
                                                                             receipt of a M.B.A. from the University of Chicago's
                                                                             Graduate School of Business. His undergraduate degree
                                                                             is from the University of Notre Dame. Mr. Keeley is a
                                                                             member of the Investment Analysts Society of Chicago
                                                                             and has over 40 years of industry experience.

                                      Robert Becker, CFA                     Mr. Becker has forty years of industry experience. His
                                      Senior Vice President (Keeley)         career began in 1965 with Amoco, Inc. where he was an
                                                                             investment analyst. In 1983, Mr. Becker became the
                                                                             Director of The Rothschild Funds Trust. In 1989, he
                                                                             founded Becker VanEtten, Inc. He then joined KAMCO in
                                                                             August 2000. In 1971, Mr. Becker was awarded the
                                                                             designation of Chartered Financial Analyst. He has an
                                                                             M.B.A from Northwestern University. His undergraduate
                                                                             degree is from University of Illinois. Mr. Becker is a
                                                                             member of the Investment Analysts Society of Chicago.

                                      Peter B. Doyle                         Mr. Doyle serves as co-portfolio manager of the
                                      Co-Portfolio Manager and               Portfolio and oversees all investment decisions for
                                      Chief Investment Strategist            the Portfolio. In early 1996, Mr. Doyle co-founded
                                      (Kinetics)                             Kinetics. Mr. Doyle also co-founded Horizon Asset
                                                                             Management, Inc., a New York based investment
                                                                             management and research firm. From 1988 through late
                                                                             1994, Mr. Doyle was an Investment Officer in Bankers
                                                                             Trust Company's Investment Services Group. Mr. Doyle
                                                                             received a Masters of Business Administration from
                                                                             Fordham University and a Bachelor of Science in
                                                                             Economics from St. John's University.

                                      Murray Stahl                           Mr. Stahl serves as co-portfolio manager of the
                                      Co-Portfolio Manager and               Portfolio; he is primarily responsible for research
                                      Director of Research                   and is authorized to execute transactions on behalf of
                                      (Kinetics)                             the Portfolio in Mr. Doyle's absence. Mr. Stahl is
                                                                             Director of Research at Kinetics and is also a
                                                                             co-portfolio manager of the Kinetics Paradigm Fund and
                                                                             the Kinetics Small Cap Opportunities Fund. Mr. Stahl
                                                                             is also Chairman and a co-founder of Horizon Asset
                                                                             Management. Previously, Mr. Stahl was a portfolio
                                                                             manager and research analyst with Bankers trust
                                                                             Company for 16 years. While at Bankers Trust Company
                                                                             he managed approximately $600 million of individual,
                                                                             trust and institutional clients' assets. Mr. Stahl
                                                                             also served as a member of the Equity Strategy Group
                                                                             as well as the Investment Strategy Group, which
                                                                             established asset allocation development. Mr. Stahl
                                                                             holds a Bachelor of Arts in Economics and a Masters of
                                                                             Arts from the City University of New York and a
                                                                             Masters of Business Administration from Pace
                                                                             University.

58

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--------------------------------------------------------------------------------

                                      NAME, TITLE AND AFFILIATION
PORTFOLIO                             OF PORTFOLIO MANAGER                   EXPERIENCE
---------                             ------------------------------------   ----------
                                      Vincent Sellecchia                     Mr. Sellecchia is the Chief Investment Officer
                                      Managing Director & Chief Investment   of Reich & Tang Asset Management, LLC
                                      Officer (Reich & Tang)                 since June 2005. Prior to which, he was a Managing
                                                                             Director and Vice President of the Capital Management
                                                                             Group of New England Investment Companies, L.P. (the
                                                                             Applicant's predecessor) since September 1993. He
                                                                             joined Reich & Tang, Inc. in December 1991 as a Vice
                                                                             President. Prior to joining Reich & Tang, Inc. and
                                                                             since 1980, he was Vice President of Delafield Asset
                                                                             Management, Inc. Mr. Sellecchia has a B.A. from Boston
                                                                             College (1974) and an M.B.A. from New York University
                                                                             (1976).

                                      J. Dennis Delafield                    Mr. Delafield is a Managing Director of Reich & Tang
                                      President & Managing Director          Asset Management, LLC since July 1994. Prior to which,
                                      (Reich & Tang)                         he was Managing Director of the Capital Management
                                                                             Group of New England Investment Companies, L.P. (the
                                                                             Applicant's predecessor) since September 1993. Mr.
                                                                             Delafield joined Reich & Tang, Inc. in December 1991
                                                                             as a Managing Director of Reich & Tang, Inc. in charge
                                                                             of the Delafield division. Formerly, from 1979 until
                                                                             he joined Reich & Tang, Inc. he was President of
                                                                             Delafield Asset Management, Inc. Mr. Delafield has a
                                                                             B.A. from Princeton University (1957).

                                      Charles W. Neuhauser                   Mr. Neuhauser is an Analyst/Manager of Reich & Tang
                                      Analyst/Manager (Reich & Tang)         Asset Management, LLC's Capital Management Group
                                                                             ("CMG") since October 1998. Prior to joining, he was a
                                                                             Senior Vice President of Investment Counselors of
                                                                             Maryland since 1991. He was a Securities Analyst of
                                                                             Legg Mason Wood Walker, Inc. from May 1989 until July
                                                                             1991 and a Securities Analyst with Bear Stearns from
                                                                             January 1987 until April 1989. Mr. Neuhauser is a
                                                                             Chartered Financial Analyst and has a BA from Columbia
                                                                             University (1980).

                                      Donald Wang                            Mr. Wang is an Analyst/Manager of Reich &
                                      Analyst/Manager (Reich & Tang)         Tang Asset Management, LLC's Capital Management Group
                                                                             ("CMG") since March 1999. Prior to joining, he was an
                                                                             Analyst/Portfolio Manager at The Lindner Funds since
                                                                             January 1996. From 1992 to 1995, he was an
                                                                             Analyst/Portfolio Manager with Spare, Kaplan & Bischel
                                                                             and Osterweis Capital Management. From 1989 to 1992,
                                                                             he was a Bank Analyst with Keefe Bruyete & Woods and
                                                                             Prudential Bache. Mr. Wang is a Chartered Financial
                                                                             Analyst and has a BS from New York University (1989).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for each Portfolio is intended to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information, has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Portfolio's financial statements, are incorporated by reference in the Fund's Statement of Additional Information, which is available upon request.

FOCUSED SMALL-CAP GROWTH PORTFOLIO

                                            NET GAIN
                                            (LOSS)
                                           ON INVEST-                DIVIDENDS    DISTRI-    DISTRI-
                                             MENTS        TOTAL         FROM      BUTIONS    BUTIONS
                  NET ASSET    INVEST-       (BOTH         FROM         NET      FROM NET     FROM
                    VALUE        MENT       REALIZED      INVEST-     INVEST-     RETURN       NET      TOTAL
PERIOD            BEGINNING     INCOME        AND          MENT        MENT         OF      REALIZED   DISTRI-
ENDED             OF PERIOD   (LOSS)(1)   UNREALIZED)   OPERATIONS     INCOME     CAPITAL     GAINS    BUTIONS
---------------   ---------   ---------   -----------   ----------   ---------   --------   --------   -------
                                                    CLASS A
10/31/01 ......    $ 17.27     $ (0.14)     $ (5.65)      $ (5.79)      $ --       $ --     $ (0.01)   $(0.01)
10/31/02 ......      11.47       (0.15)       (1.11)        (1.26)        --         --          --        --
10/31/03 ......      10.21       (0.18)        4.91          4.73         --         --          --        --
10/31/04 ......      14.94       (0.22)        0.96          0.74         --         --          --        --
10/31/05 ......      15.68       (0.27)        2.55          2.28         --         --          --        --

                                                    CLASS B
10/31/01 ......    $ 16.80     $ (0.22)     $ (5.46)      $ (5.68)      $ --       $ --     $ (0.01)   $(0.01)
10/31/02 ......      11.11       (0.23)       (1.05)        (1.28)        --         --          --        --
10/31/03 ......       9.83       (0.25)        4.72          4.47         --         --          --        --
10/31/04 ......      14.30       (0.31)        0.92          0.61         --         --          --        --
10/31/05 ......      14.91       (0.36)        2.42          2.06         --         --          --        --

                                                    CLASS C+
10/31/01 ......    $ 16.79     $ (0.22)     $ (5.45)      $ (5.67)      $ --       $ --     $ (0.01)   $(0.01)
10/31/02 ......      11.11       (0.20)       (1.10)        (1.30)        --         --          --        --
10/31/03 ......       9.81       (0.25)        4.70          4.45         --         --          --        --
10/31/04 ......      14.26       (0.31)        0.92          0.61         --         --          --        --
10/31/05 ......      14.87       (0.36)        2.41          2.05         --         --          --        --

                                                    CLASS I
10/31/01 ......    $ 17.33     $ (0.13)     $ (5.64)      $ (5.77)      $ --       $ --     $ (0.01)   $(0.01)
10/31/02 ......      11.55       (0.16)       (1.09)        (1.25)        --         --          --        --
10/31/03 ......      10.30       (0.17)        4.96          4.79         --         --          --        --
10/31/04 ......      15.09       (0.22)        0.98          0.76         --         --          --        --
10/31/05 ......      15.85       (0.25)        2.57          2.32         --         --          --        --

                                                                 RATIO OF
                                                     RATIO         NET
                                                       OF        INVEST-
                    NET                             EXPENSES      MENT
                   ASSET                  NET         TO         INCOME
                   VALUE                 ASSETS     AVERAGE     (LOSS) TO
PERIOD             END OF     TOTAL      END OF       NET      AVERAGE NET   PORTFOLIO
ENDED              PERIOD   RETURN(2)    PERIOD    ASSETS(3)    ASSETS(3)     TURNOVER
--------          -------   ---------   --------   ---------   -----------   ---------
                                       CLASS A
10/31/01 ......   $ 11.47    (33.56)%   $  4,512     1.47%       (1.04)%         91%
10/31/02 ......     10.21    (10.99)      10,856     1.74(4)     (1.44)(4)      150
10/31/03 ......     14.94     46.33       89,176     1.72(4)     (1.57)(4)       68
10/31/04 ......     15.68      4.95      203,813     1.72(4)     (1.51)(4)      101
10/31/05 ......     17.96     14.54      222,190     1.72(4)     (1.52)(4)       82

                                       CLASS B
10/31/01 ......   $ 11.11    (33.84)%   $ 11,158     2.11%       (1.69)%         91%
10/31/02 ......      9.83    (11.52)      14,375     2.40(4)     (2.10)(4)      150
10/31/03 ......     14.30     45.47       28,899     2.37(4)     (2.21)(4)       68
10/31/04 ......     14.91      4.27       35,101     2.37(4)     (2.16)(4)      101
10/31/05 ......     16.97     13.82       37,563     2.37(4)     (2.17)(4)       82

                                       CLASS C+
10/31/01 ......   $ 11.11    (33.80)%   $  2,119     2.11%       (1.67)%         91%
10/31/02 ......      9.81    (11.70)      22,029     2.39(4)     (2.08)(4)      150
10/31/03 ......     14.26     45.36       51,886     2.37(4)     (2.22)(4)       68
10/31/04 ......     14.87      4.28       67,004     2.37(4)     (2.16)(4)      101
10/31/05 ......     16.92     13.79       75,343     2.37(4)     (2.17)(4)       82

                                       CLASS I
10/31/01 ......   $ 11.55    (33.33)%   $ 11,581     1.37%       (0.94)%         91%
10/31/02 ......     10.30    (10.82)       4,854     1.64(4)     (1.35)(4)      150
10/31/03 ......     15.09     46.50        8,126     1.62(4)     (1.46)(4)       68
10/31/04 ......     15.85      5.04        6,645     1.62(4)     (1.41)(4)      101
10/31/05 ......     18.17     14.64        6,992     1.62(4)     (1.42)(4)       82

----------
(1)   Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3) Net of the following expense reimbursements (recoupments) (based on average net assets):

                                       10/31/01   10/31/02   10/31/03   10/31/04   10/31/05
                                       --------   --------   --------   --------   --------
Focused Small-Cap Growth A .........     1.34%      0.70%      0.18%      0.04%     (0.04)%
Focused Small-Cap Growth B .........     1.35       0.72       0.28       0.09       0.03
Focused Small-Cap Growth C+ ........     1.34       0.59       0.17       0.05      (0.02)
Focused Small-Cap Growth I .........     1.34       0.67       0.30       0.05       0.05

(4) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

                                       10/31/02   10/31/03   10/31/04   10/31/05
                                       --------   --------   --------   --------
Focused Small-Cap Growth A .........     0.07%      0.02%      0.02%      0.01%
Focused Small-Cap Growth B .........     0.08       0.03       0.02       0.01
Focused Small-Cap Growth C+ ........     0.05       0.03       0.02       0.01
Focused Small-Cap Growth I .........     0.07       0.03       0.02       0.01

+ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

--------------------------------------------------------------------------------

FOCUSED MULTI-CAP GROWTH PORTFOLIO

                                                  NET GAIN
                                                   (LOSS)
                                                 ON INVEST-               DIVIDENDS   DISTRI-    DISTRI-
                                                    MENTS        TOTAL      FROM      BUTIONS    BUTIONS
                           NET ASSET   INVEST-      (BOTH        FROM        NET     FROM NET     FROM
                             VALUE      MENT      REALIZED      INVEST-    INVEST-    RETURN       NET
PERIOD                     BEGINNING   INCOME        AND         MENT       MENT        OF      REALIZED
ENDED                     OF PERIOD   (LOSS)(1)  UNREALIZED)  OPERATIONS   INCOME     CAPITAL     GAINS
------                    ----------  ---------  -----------  ----------  ---------  --------  ---------
                                                 CLASS A
10/31/01 ..............    $ 31.19     $(0.15)    $(11.07)     $(11.22)     $  --      $ --     $(5.04)
10/31/02 ..............      14.93      (0.16)      (1.42)       (1.58)        --        --         --
10/31/03 ..............      13.35      (0.18)       3.69         3.51         --        --         --
10/31/04 ..............      16.86      (0.21)       1.33         1.12         --        --         --
10/31/05 ..............      17.98      (0.24)       4.28         4.04         --        --         --

                                                 CLASS B
10/31/01 ..............    $ 30.31     $(0.27)    $(10.67)     $(10.94)     $  --      $ --     $(5.04)
10/31/02 ..............      14.33      (0.25)      (1.36)       (1.61)        --        --         --
10/31/03 ..............      12.72      (0.26)       3.50         3.24         --        --         --
10/31/04 ..............      15.96      (0.32)       1.27         0.95         --        --         --
10/31/05 ..............      16.91      (0.35)       4.02         3.67         --        --         --

                                                 CLASS C+
10/31/01 ..............    $ 30.31     $(0.27)    $(10.68)     $(10.95)     $  --      $ --     $(5.04)
10/31/02 ..............      14.32      (0.24)      (1.36)       (1.60)        --        --         --
10/31/03 ..............      12.72      (0.26)       3.50         3.24         --        --         --
10/31/04 ..............      15.96      (0.31)       1.26         0.95         --        --         --
10/31/05 ..............      16.91      (0.35)       4.01         3.66         --        --         --

                                                                            RATIO OF
                                                                  RATIO        NET
                                                                   OF        INVEST-
                                     NET                        EXPENSES      MENT
                                    ASSET               NET        TO        INCOME
                           TOTAL    VALUE              ASSETS    AVERAGE    (LOSS) TO
PERIOD                    DISTRI-  END OF    TOTAL     END OF      NET     AVERAGE NET  PORTFOLIO
ENDED                     BUTIONS  PERIOD  RETURN(2)   PERIOD   ASSETS(3)   ASSETS(3)   TURNOVER
------                    -------  ------  ---------  --------  ---------  -----------  ---------
                                             CLASS A
10/31/01 ..............   $(5.04)  $14.93   (41.40)%  $ 77,975    1.78%      (0.77)%       176%
10/31/02 ..............       --    13.35   (10.58)     85,244    1.76(4)    (1.08)(4)     211
10/31/03 ..............       --    16.86    26.29     127,425    1.72       (1.30)        100
10/31/04 ..............       --    17.98     6.64     188,725    1.72(4)    (1.24)(4)     128
10/31/05 ..............       --    22.02    22.47     264,942    1.72(4)    (1.16)(4)     138\

                                             CLASS B
10/31/01 ..............   $(5.04)  $14.33   (41.73)%  $114,228    2.43%      (1.43)%       176%
10/31/02 ..............       --    12.72   (11.24)    118,177    2.41(4)    (1.74)(4)     211
10/31/03 ..............       --    15.96    25.47     130,904    2.37       (1.94)        100
10/31/04 ..............       --    16.91     5.95      96,978    2.37(4)    (1.91)(4)     128
10/31/05 ..............       --    20.58    21.70      85,580    2.37(4)    (1.81)(4)     138

                                             CLASS C+
10/31/01 ..............   $(5.04)  $14.32   (41.77)%  $ 34,567    2.43%      (1.43)%       176%
10/31/02 ..............       --    12.72   (11.17)     38,884    2.41(4)    (1.74)(4)     211
10/31/03 ..............       --    15.96    25.47      45,985    2.37       (1.94)        100
10/31/04 ..............       --    16.91     5.95      46,693    2.37(4)    (1.90)(4)     128
10/31/05 ..............       --    20.57    21.64      57,291    2.37(4)    (1.81)(4)     138

----------

(1)   Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3) Net of the following expense reimbursements (recoupments) (based on average net assets):

                                             10/31/01   10/31/02   10/31/03   10/31/04   10/31/05
                                             --------   --------   --------   --------   --------
Focused Multi-Cap Growth A ..............      0.01%      0.05%      0.12%      0.06%      0.00%
Focused Multi-Cap Growth B ..............        --       0.01       0.10       0.07       0.03
Focused Multi-Cap Growth C+ .............      0.02       0.05       0.12       0.07       0.01

(4) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

                                             10/31/02   10/31/03   10/31/04   10/31/05
                                             --------   --------   --------   --------
Focused Multi-Cap Growth A ..............      0.03%       --%       0.01%      0.00%
Focused Multi-Cap Growth B ..............      0.03%       --        0.01       0.00
Focused Multi-Cap Growth C+ .............      0.03%       --        0.01       0.00

+ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOCUSED MID-CAP GROWTH PORTFOLIO

                                                 NET GAIN
                                                  (LOSS)
                                                ON INVEST-               DIVIDENDS    DISTRI-    DISTRI-
                                                  MENTS        TOTAL        FROM      BUTIONS    BUTIONS
                       NET ASSET    INVEST-       (BOTH         FROM        NET      FROM NET     FROM
                         VALUE       MENT        REALIZED     INVEST-     INVEST-     RETURN       NET
PERIOD                 BEGINNING    INCOME         AND          MENT        MENT        OF      REALIZED
ENDED                  OF PERIOD   (LOSS)(1)   UNREALIZED)   OPERATIONS    INCOME     CAPITAL     GAINS
--------------------   ---------   ---------   -----------   ----------  ---------   --------   --------
                                                 CLASS A
08/03/05-
10/31/05(5) ........    $ 12.50     $ (0.03)     $ (0.21)     $ (0.24)      $ --       $ --       $  --

                                                 CLASS B
08/03/05-
10/31/05(5) ........    $ 12.50     $ (0.05)     $ (0.21)     $ (0.26)      $ --       $ --       $  --

                                                 CLASS C
08/03/05-
10/31/05(5) ........    $ 12.50     $ (0.04)     $ (0.22)     $ (0.26)      $ --       $ --       $  --

                                                 CLASS I
08/05/05-
10/31/05(5) ........    $ 12.50     $ (0.03)     $ (0.21)     $ (0.24)      $ --       $ --       $  --

                                                                                   RATIO OF
                                                                      RATIO           NET
                                                                       OF           INVEST-
                                   NET                              EXPENSES         MENT
                                  ASSET                   NET          TO           INCOME
                        TOTAL     VALUE                 ASSETS       AVERAGE      (LOSS) TO
PERIOD                 DISTRI-    END OF    TOTAL       END OF         NET        AVERAGE NET   PORTFOLIO
ENDED                  BUTIONS    PERIOD   RETURN(2)    PERIOD    ASSETS(3)(4)   ASSETS(3)(4)    TURNOVER
--------------------   -------   -------   ---------   --------   ------------   ------------   ---------
                                                 CLASS A
08/03/05-
10/31/05(5) ........     $ --    $ 12.26     (1.92)%   $ 35,945       1.72%         (1.06)%       19%

                                                 CLASS B
08/03/05-
10/31/05(5) ........     $ --    $ 12.24     (2.08)%   $     56       2.37%         (1.81)%       19%

                                                 CLASS C
08/03/05-
10/31/05(5) ........     $ --    $ 12.24     (2.08)%   $    105       2.37%         (1.91)%       19%

                                                 CLASS I
08/05/05-
10/31/05(5) ........     $ --    $ 12.26     (1.92)%   $     25       1.62%         (1.93)%       19%

----------
(1)   Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)   Annualized

(4) Net of the following expense reimbursements (recoupments) (based on average net assets):

                                                     10/31/05(3)
                                                     -----------
      Focused Mid-Cap Growth A ...................        0.64%
      Focused Mid-Cap Growth B ...................      131.64
      Focused Mid-Cap Growth C ...................       87.61
      Focused Mid-Cap Growth I ...................      190.14

(5)   Commencement of operations

--------------------------------------------------------------------------------

FOCUSED LARGE-CAP VALUE PORTFOLIO

                                              NET GAIN
                                               (LOSS)
                                             ON INVEST-                 DIVIDENDS   DISTRI-     DISTRI-
                                                MENTS        TOTAL        FROM      BUTIONS     BUTIONS
                     NET ASSET    INVEST-       (BOTH         FROM         NET      FROM NET     FROM
                       VALUE       MENT       REALIZED      INVEST-      INVEST-     RETURN       NET       TOTAL
PERIOD               BEGINNING    INCOME         AND          MENT         MENT        OF      REALIZED    DISTRI-
ENDED                OF PERIOD   (LOSS)(1)   UNREALIZED)   OPERATIONS     INCOME    CAPITAL      GAINS     BUTIONS
------               ---------   ---------   -----------   ----------   ---------   --------   --------   --------
                                                     CLASS A
10/31/01 .........    $ 15.70     $ (0.03)     $ (1.92)     $ (1.95)     $ (0.12)     $ --     $ (0.57)   $ (0.69)
10/31/02 .........      13.06        0.04        (1.99)       (1.95)          --        --          --         --
10/31/03 .........      11.11        0.04         2.87         2.91           --        --          --         --
10/31/04 .........      14.02        0.06         0.67         0.73        (0.02)       --          --      (0.02)
10/31/05 .........      14.73        0.05         2.14         2.19        (0.04)       --       (0.10)     (0.14)

                                                     CLASS B
10/31/01 .........    $ 15.38     $ (0.12)     $ (1.87)     $ (1.99)     $ (0.01)     $ --     $ (0.57)   $ (0.58)
10/31/02 .........      12.81       (0.04)       (1.94)       (1.98)          --        --          --         --
10/31/03 .........      10.83       (0.04)        2.79         2.75           --        --          --         --
10/31/04 .........      13.58       (0.04)        0.65         0.61           --        --          --         --
10/31/05 .........      14.19       (0.06)        2.05         1.99           --        --       (0.10)     (0.10)

                                                     CLASS C+
10/31/01 .........    $ 15.39     $ (0.13)     $ (1.86)     $ (1.99)     $ (0.01)     $ --     $ (0.57)   $ (0.58)
10/31/02 .........      12.82       (0.03)       (1.94)       (1.97)          --        --          --         --
10/31/03 .........      10.85       (0.04)        2.79         2.75           --        --          --         --
10/31/04 .........      13.60       (0.04)        0.65         0.61           --        --          --         --
10/31/05 .........      14.21       (0.07)        2.07         2.00           --        --       (0.10)     (0.10)

                                                                     RATIO OF
                                                         RATIO         NET
                                                          OF         INVEST-
                       NET                             EXPENSES       MENT
                      ASSET                   NET         TO         INCOME
                      VALUE                 ASSETS      AVERAGE     (LOSS) TO
PERIOD                END OF     TOTAL      END OF        NET      AVERAGE NET   PORTFOLIO
ENDED                 PERIOD   RETURN(2)    PERIOD     ASSETS(3)    ASSETS(3)    TURNOVER
------               -------   ---------   -------     ---------   -----------   ---------
                                          CLASS A
10/31/01 .........   $ 13.06   (12.91)     $  23,418    1.78%       (0.21)%          63%
10/31/02 .........     11.11   (14.93)        26,269    1.76(4)      0.12(4)        161
10/31/03 .........     14.02    26.19        168,245    1.72(4)      0.30(4)         69
10/31/04 .........     14.73     5.21(5)     368,353    1.72(4)      0.44(4)         47
10/31/05 .........     16.78    14.90        437,074    1.65(4)      0.32(4)        122

                                          CLASS B
10/31/01 .........   $ 12.81   (13.42)     $  36,816    2.43%       (0.86)%          63%
10/31/02 .........     10.83   (15.46)        32,261    2.41(4)     (0.57)(4)       161
10/31/03 .........     13.58    25.39         41,887    2.37(4)     (0.35)(4)        69
10/31/04 .........     14.19     4.49(5)      44,263    2.37(4)     (0.24)(4)        47
10/31/05 .........     16.08    14.06         36,286    2.37(4)     (0.41)(4)       122

                                          CLASS C+
10/31/01 .........   $ 12.82   (13.41)     $  24,958    2.43%       (0.86)%          63%
10/31/02 .........     10.85   (15.37)        33,297    2.40(4)     (0.50)(4)       161
10/31/03 .........     13.60    25.35         56,935    2.37(4)     (0.35)(4)        69
10/31/04 .........     14.21     4.49(5)      76,253    2.37(4)     (0.23)(4)        47
10/31/05 .........     16.11    14.12         73,070    2.37(4)     (0.40)(4)       122

----------
(1)  Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3) Net of the following expense reimbursements (recoupments) (based on average net assets):

                                      10/31/01   10/31/02     10/31/03    10/31/04      10/31/05
                                      --------   --------     --------    --------      --------
     Focused Large-Cap Value A .....    0.09%      0.16%        0.09%      (0.02)%       (0.01)%
     Focused Large-Cap Value B .....    0.04       0.15         0.11        0.01         (0.02)
     Focused Large-Cap Value C+ ....    0.09       0.15         0.08        0.01         (0.05)

(4) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

                                      10/31/02   10/31/03     10/31/04    10/31/05
                                      --------   --------     --------    --------
     Focused Large-Cap Value A          0.22%      0.11%         --%        0.00%
     Focused Large-Cap Value B          0.23       0.15          --         0.00
     Focused Large-Cap Value C+         0.21       0.14          --         0.00

(5) Total return for each class was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

+ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOCUSED SMALL-CAP VALUE PORTFOLIO

                                               NET GAIN
                                               (LOSS)
                                              ON INVEST-                DIVIDENDS   DISTRI-     DISTRI-
                                                MENTS        TOTAL        FROM      BUTIONS     BUTIONS
                     NET ASSET    INVEST-       (BOTH         FROM         NET      FROM NET     FROM
                       VALUE       MENT       REALIZED      INVEST-      INVEST-     RETURN       NET       TOTAL
PERIOD               BEGINNING    INCOME         AND          MENT         MENT        OF      REALIZED    DISTRI-
ENDED                OF PERIOD   (LOSS)(1)   UNREALIZED)   OPERATIONS     INCOME    CAPITAL      GAINS     BUTIONS
------               ---------   ---------   -----------   ----------   ---------   --------   --------   --------
                                                     CLASS A
10/31/01 .........    $ 13.92     $ (0.03)     $  1.66      $  1.63       $ --       $   --    $    --    $    --
10/31/02 .........      15.55       (0.06)       (1.16)       (1.22)        --           --      (1.12)     (1.12)
10/31/03 .........      13.21       (0.03)        5.15         5.12         --         0.00      (0.63)     (0.63)
10/31/04 .........      17.70       (0.04)        3.67         3.63         --           --         --         --
10/31/05 .........      21.33       (0.07)        1.89         1.82         --           --      (2.28)     (2.28)

                                                     CLASS B
10/31/01 .........    $ 13.65     $ (0.13)     $  1.63      $  1.50       $ --       $   --    $    --    $    --
10/31/02 .........      15.15       (0.16)       (1.12)       (1.28)        --           --      (1.12)     (1.12)
10/31/03 .........      12.75       (0.12)        4.96         4.84         --         0.00      (0.63)     (0.63)
10/31/04 .........      16.96       (0.15)        3.50         3.35         --           --         --         --
10/31/05 .........      20.31       (0.21)        1.80         1.59         --           --      (2.28)     (2.28)

                                                     CLASS C+
10/31/01 .........    $ 13.66     $ (0.13)     $  1.63      $  1.50       $ --       $   --    $   --     $    --
10/31/02 .........      15.16       (0.14)       (1.14)       (1.28)        --           --      (1.12)     (1.12)
10/31/03 .........      12.76       (0.12)        4.98         4.86         --         0.00      (0.63)     (0.63)
10/31/04 .........      16.99       (0.15)        3.51         3.36         --           --         --         --
10/31/05 .........      20.35       (0.21)        1.80         1.59         --           --      (2.28)     (2.28)

                                                                     RATIO OF
                                                         RATIO         NET
                                                          OF         INVEST-
                       NET                             EXPENSES       MENT
                      ASSET                   NET         TO         INCOME
                      VALUE                 ASSETS      AVERAGE     (LOSS) TO
PERIOD                END OF     TOTAL      END OF        NET      AVERAGE NET   PORTFOLIO
ENDED                 PERIOD   RETURN(2)    PERIOD     ASSETS(3)    ASSETS(3)    TURNOVER
------               -------   ---------   ---------   ---------   -----------   ---------
                                          CLASS A
10/31/01 .........   $ 15.55     11.71%    $  29,772    1.78%       (0.19)%         66%
10/31/02 .........     13.21     (9.13)       43,322    1.75(4)     (0.49)(4)      123
10/31/03 .........     17.70     40.24       140,181    1.72(4)     (0.20)(4)      101
10/31/04 .........     21.33     20.51       342,316    1.72(4)     (0.25)(4)       75
10/31/05 .........     20.87      8.58       328,952    1.68(4)     (0.39)(4)      116

                                          CLASS B
10/31/01 .........   $ 15.15     10.99%    $  37,205    2.43%       (0.83)%         66%
10/31/02 .........     12.75     (9.80)       44,538    2.40(4)     (1.15)(4)      123
10/31/03 .........     16.96     39.46        60,293    2.37(4)     (0.84)(4)      101
10/31/04 .........     20.31     19.75        75,814    2.37(4)     (0.81)(4)       75
10/31/05 .........     19.62      7.81        65,856    2.37(4)     (1.08)(4)      116

                                          CLASS C+
10/31/01 .........   $ 15.16     10.98%    $  25,676    2.43%       (0.84)%         66%
10/31/02 .........     12.76     (9.79)       50,881    2.40(4)     (1.09)(4)      123
10/31/03 .........     16.99     39.59        76,993    2.37(4)     (0.84)(4)      101
10/31/04 .........     20.35     19.78       114,772    2.37(4)     (0.83)(4)       75
10/31/05 .........     19.66      7.80       118,729    2.37(4)     (1.08)(4)      116

----------
(1)  Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3) Net of the following expense reimbursements (recoupments) (based on average net assets):

                                      10/31/01   10/31/02     10/31/03    10/31/04      10/31/05
                                      --------   --------     --------    --------      --------
     Focused Small-Cap Value A .....    0.11%      0.08%        0.09%       0.00%        (0.02)%
     Focused Small-Cap Value B .....    0.07       0.07         0.09        0.03         (0.02)
     Focused Small-Cap Value C+ ....    0.15       0.09         0.07        0.01         (0.04)

(4) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

                                      10/31/02   10/31/03     10/31/04    10/31/05
                                      --------   --------     --------    --------
     Focused Small-Cap Value A .....    0.08%      0.03%        0.04%       0.05%
     Focused Small-Cap Value B .....    0.08       0.03         0.04        0.05
     Focused Small-Cap Value C+ ....    0.08       0.03         0.04        0.05

+ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

--------------------------------------------------------------------------------

FOCUSED MID-CAP VALUE PORTFOLIO

                                               NET GAIN
                                                (LOSS)
                                              ON INVEST-                DIVIDENDS   DISTRI-    DISTRI-
                                                MENTS         TOTAL       FROM      BUTIONS    BUTIONS
                     NET ASSET    INVEST-       (BOTH         FROM         NET      FROM NET     FROM
                       VALUE        MENT       REALIZED      INVEST-     INVEST-     RETURN      NET       TOTAL
PERIOD               BEGINNING     INCOME        AND          MENT        MENT         OF      REALIZED   DISTRI-
ENDED                OF PERIOD   (LOSS)(1)   UNREALIZED)   OPERATIONS    INCOME     CAPITAL     GAINS     BUTIONS
------               ---------   ---------   -----------   ----------   ---------   --------   --------   -------
                                                     CLASS A
08/03/05-
10/31/05(5) ......    $ 12.50     $ (0.01)     $ (0.15)     $ (0.16)      $ --        $ --       $ --       $ --

                                                     CLASS B
08/03/05-
10/31/05(5) ......    $ 12.50     $ (0.03)     $ (0.15)     $ (0.18)      $ --        $ --       $ --       $ --

                                                     CLASS C
08/03/05-
10/31/05(5) ......    $ 12.50     $ (0.03)     $ (0.15)     $ (0.18)      $ --        $ --       $ --       $ --

                                                     CLASS I
08/03/05-
10/31/05(5) ......    $ 12.50     $ (0.01)     $ (0.15)     $ (0.16)      $ --        $ --       $ --       $ --

                                                                          RATIO OF
                                                         RATIO              NET
                                                          OF              INVEST-
                       NET                             EXPENSES            MENT
                      ASSET                  NET          TO              INCOME
                      VALUE                 ASSETS      AVERAGE          (LOSS) TO
PERIOD               END OF      TOTAL      END OF        NET           AVERAGE NET    PORTFOLIO
ENDED                PERIOD    RETURN(2)    PERIOD     ASSETS(3)(4)     ASSETS(3)(4)   TURNOVER
------               -------   ---------   ---------   ------------   --------------   ---------
                                             CLASS A
08/03/05-
10/31/05(5) ......   $ 12.34    (1.28)%     $ 36,217       1.72%          (0.34)%          4%

                                             CLASS B
08/03/05-
10/31/05(5) ......   $ 12.32    (1.44)%     $    105       2.37%          (1.41)%          4%

                                             CLASS C
08/03/05-
10/31/05(5) ......   $ 12.32    (1.44)%     $    450       2.37%          (1.68)%          4%

                                             CLASS I
08/03/05-
10/31/05(5) ......   $ 12.34    (1.28)%     $     25       1.62%          (0.20)%          4%

----------
(1)  Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Annualized

(4) Net of the following expense reimbursements (recoupments) (based on average net assets):

                                               10/31/05(5)
                                               -----------
     Focused Mid-Cap Value A ...............       0.67%
     Focused Mid-Cap Value B ...............      94.96
     Focused Mid-Cap Value C ...............      36.93
     Focused Mid-Cap Value I ...............     187.70

(5)  Commencement of operations

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOCUSED LARGE-CAP GROWTH PORTFOLIO

                                               NET GAIN
                                                (LOSS)
                                              ON INVEST-                  DIVIDENDS     DISTRI-       DISTRI-
                                                 MENTS         TOTAL         FROM       BUTIONS       BUTIONS
                    NET ASSET     INVEST-       (BOTH          FROM          NET        FROM NET       FROM
                      VALUE        MENT        REALIZED       INVEST-      INVEST-       RETURN         NET
PERIOD              BEGINNING     INCOME          AND          MENT          MENT          OF        REALIZED
ENDED               OF PERIOD    (LOSS)(1)    UNREALIZED)   OPERATIONS      INCOME      CAPITAL        GAINS
------             ----------   ----------    ----------    ----------    ----------   ----------   -----------
                                                    CLASS A
10/31/01 .......   $    21.49   $    (0.11)   $    (6.16)   $    (6.27)   $       --   $       --   $    (0.59)
10/31/02 .......        14.63        (0.11)        (1.71)        (1.82)           --           --           --
10/31/03 .......        12.81        (0.12)         3.97          3.85            --           --           --
10/31/04 .......        16.66        (0.15)        (0.67)        (0.82)           --           --           --
10/31/05 .......        15.84         0.01          1.96          1.97            --           --           --

                                                    CLASS B
10/31/01 .......   $    21.14   $    (0.22)   $    (6.04)   $    (6.26)   $       --   $       --   $    (0.59)
10/31/02 .......        14.29        (0.20)        (1.65)        (1.85)           --           --           --
10/31/03 .......        12.44        (0.20)         3.83          3.63            --           --           --
10/31/04 .......        16.07        (0.25)        (0.63)        (0.88)           --           --           --
10/31/05 .......        15.19        (0.09)         1.85          1.76            --           --           --

                                                    CLASS C+
10/31/01 .......   $    21.14   $    (0.22)   $    (6.04)   $    (6.26)   $       --   $       --   $    (0.59)
10/31/02 .......        14.29        (0.20)        (1.65)        (1.85)           --           --           --
10/31/03 .......        12.44        (0.20)         3.83          3.63            --           --           --
10/31/04 .......        16.07        (0.25)        (0.63)        (0.88)           --           --           --
10/31/05 .......        15.19        (0.09)         1.86          1.77            --           --           --

                                                    CLASS Z
10/31/01 .......   $    21.62   $    (0.07)   $    (6.20)   $    (6.27)   $       --   $       --   $    (0.59)
10/31/02 .......        14.76        (0.05)        (1.74)        (1.79)           --           --           --
10/31/03 .......        12.97        (0.03)         4.01          3.98            --           --           --
10/31/04 .......        16.95        (0.05)        (0.68)        (0.73)           --           --           --
10/31/05 .......        16.22         0.11          2.00          2.11            --           --           --

                                                                                            RATIO OF
                                                                             RATIO            NET
                                                                              OF            INVEST-
                                     NET                                   EXPENSES           MENT
                                    ASSET                        NET          TO             INCOME
                     TOTAL          VALUE                      ASSETS       AVERAGE        (LOSS) TO
PERIOD              DISTRI-        END OF        TOTAL         END OF         NET         AVERAGE NET      PORTFOLIO
ENDED               BUTIONS        PERIOD      RETURN(2)       PERIOD       ASSETS           ASSETS         TURNOVER
------             ----------    ----------    ---------     ----------    --------       -----------      ----------
                                                       CLASS A
10/31/01 .......   $    (0.59)   $    14.63       (29.87)%   $  284,538     1.56%           (0.66)%            178%
10/31/02 .......           --         12.81       (12.44)       273,034     1.57(3)         (0.81)(3)          166
10/31/03 .......           --         16.66        30.05        514,908     1.58(3)         (0.83)(3)           81
10/31/04 .......           --         15.84        (4.92)       719,460     1.58(3)         (0.93)(3)          110
10/31/05 .......           --         17.81        12.44        724,610     1.52(3)         (0.01)(3)          125

                                                       CLASS B
10/31/01 .......   $    (0.59)   $    14.29       (30.33)%   $  475,315     2.21%           (1.31)%            178%
10/31/02 .......           --         12.44       (12.95)       414,904     2.21(3)        ( 1.45)(3)          166
10/31/03 .......           --         16.07        29.18        502,311     2.22(3)        ( 1.47)(3)           81
10/31/04 .......           --         15.19        (5.48)       425,461     2.23(3)        ( 1.59)(3)          110
10/31/05 .......           --         16.95        11.59        342,067     2.20(3)        ( 0.62)(3)          125

                                                       CLASS C+
10/31/01 .......   $    (0.59)   $    14.29       (30.33)%   $  544,620     2.21%           (1.30)%            178%
10/31/02 .......           --         12.44       (12.95)       458,335     2.21(3)         (1.45)(3)          166
10/31/03 .......           --         16.07        29.18        539,786     2.21(3)         (1.45)(3)           81
10/31/04 .......           --         15.19        (5.48)       489,636     2.22(3)         (1.59)(3)          110
10/31/05 .......           --         16.96        11.65        398,270     2.18(3)         (0.60)(3)          125

                                                       CLASS Z
10/31/01 .......   $    (0.59)   $    14.76       (29.68)%        9,321     1.27%           (0.38)%            178%
10/31/02 .......           --         12.97       (12.13)         8,785     1.21(3)         (0.45)(3)          166
10/31/03 .......           --         16.95        30.69         72,196     0.98(3)         (0.22)(3)           81
10/31/04 .......           --         16.22        (4.31)        74,811     1.00(3)         (0.37)(3)          110
10/31/05 .......           --         18.33        13.01         80,415     0.93(3)          0.57(3)           125

----------
(1)   Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

                                          10/31/02   10/31/03     10/31/04  10/31/05
                                          --------   --------     --------  --------
Focused Large-Cap Growth A ............     0.09%      0.03%        0.05%     0.05%
Focused Large-Cap Growth B ............     0.09       0.03         0.05      0.06
Focused Large-Cap Growth C+ ...........     0.09       0.03         0.05      0.06
Focused Large-Cap Growth Z ............     0.09       0.03         0.05      0.05

+ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

--------------------------------------------------------------------------------

FOCUSED TECHNOLOGY PORTFOLIO

                                               NET GAIN
                                                (LOSS)
                                              ON INVEST-                  DIVIDENDS     DISTRI-       DISTRI-
                                                 MENTS         TOTAL         FROM       BUTIONS       BUTIONS
                    NET ASSET    INVEST-         (BOTH         FROM          NET        FROM NET       FROM
                      VALUE       MENT         REALIZED       INVEST-      INVEST-       RETURN         NET
PERIOD              BEGINNING    INCOME           AND          MENT          MENT          OF        REALIZED
ENDED               OF PERIOD   (LOSS)(1)     UNREALIZED)   OPERATIONS      INCOME      CAPITAL        GAINS
------              ---------   ----------    -----------   ----------    ---------    ---------    ----------
                                                    CLASS A
10/31/01 .......    $   15.52   $    (0.08)   $   (11.49)   $   (11.57)   $      --    $      --    $      --
10/31/02 .......         3.95        (0.07)        (1.09)        (1.16)          --           --           --
10/31/03 .......         2.79        (0.07)         2.19          2.12           --           --           --
10/31/04 .......         4.91        (0.09)         0.54          0.45           --           --           --
10/31/05 .......         5.36        (0.08)         0.93          0.85           --           --           --

                                                    CLASS B
10/31/01 .......    $   15.47   $    (0.13)   $   (11.41)   $   (11.54)   $      --    $      --    $      --
10/31/02 .......         3.93        (0.09)        (1.09)        (1.18)          --           --           --
10/31/03 .......         2.75        (0.09)         2.15          2.06           --           --           --
10/31/04 .......         4.81        (0.12)         0.53          0.41           --           --           --
10/31/05 .......         5.22        (0.12)         0.91          0.79           --           --           --

                                                    CLASS C+
10/31/01 .......    $   15.47   $    (0.13)   $   (11.42)   $   (11.55)   $      --    $      --    $      --
10/31/02 .......         3.92        (0.09)        (1.08)        (1.17)          --           --           --
10/31/03 .......         2.75        (0.09)         2.15          2.06           --           --           --
10/31/04 .......         4.81        (0.12)         0.53          0.41           --           --           --
10/31/05 .......         5.22        (0.12)         0.92          0.80           --           --           --

                                                                                           RATIO OF
                                                                             RATIO           NET
                                                                              OF           INVEST-
                                    NET                                    EXPENSES          MENT
                                   ASSET                        NET           TO            INCOME
                      TOTAL        VALUE                      ASSETS        AVERAGE       (LOSS) TO
PERIOD               DISTRI-      END OF        TOTAL         END OF          NET        AVERAGE NET      PORTFOLIO
ENDED                BUTIONS      PERIOD      RETURN(2)       PERIOD       ASSETS(3)      ASSETS(3)        TURNOVER
------               -------    ----------    ---------     ----------    ----------     -----------      ----------
                                                       CLASS A
10/31/01 .......     $    --    $     3.95     (74.55)%     $   28,327      1.97%          (1.12)%            449%
10/31/02 .......          --          2.79     (29.37)          18,034      1.97           (1.77)             262
10/31/03 .......          --          4.91      75.99           34,846      1.97(4)        (1.83)(4)          157
10/31/04 .......          --          5.36       9.16           37,852      1.97(4)        (1.86)(4)          159
10/31/05 .......          --          6.21      15.86           47,847      1.97(4)        (1.49)(4)           97

                                                       CLASS B
10/31/01 .......     $    --    $     3.93     (74.60)%     $   20,658      2.62%          (1.77)%            449%
10/31/02 .......          --          2.75     (30.03)          13,368      2.62           (2.42)             262
10/31/03 .......          --          4.81      74.91           22,851      2.62(4)        (2.48)(4)          157
10/31/04 .......          --          5.22       8.52           25,969      2.62(4)        (2.50)(4)          159
10/31/05 .......          --          6.01      15.13           25,217      2.62(4)        (2.13)(4)           97

                                                       CLASS C+
10/31/01 .......     $    --    $     3.92     (74.66)%     $   26,869      2.62%          (1.77)%            449%
10/31/02 .......          --          2.75     (29.85)          17,137      2.62           (2.42)             262
10/31/03 .......          --          4.81      74.91           28,490      2.62(4)        (2.48)(4)          157
10/31/04 .......          --          5.22       8.52           28,495      2.62(4)        (2.51)(4)          159
10/31/05 .......          --          6.02      15.33           28,394      2.62(4)        (2.13)(4)           97

----------
(1)   Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)   Net of the following expense reimbursements (based on average net assets):

                                       10/31/01         10/31/02         10/31/03         10/31/04           10/31/05
                                       --------         --------         --------         --------           --------
Focused Technology A ...............     0.18%            0.39%            0.48%            0.38%              0.20%
Focused Technology B ...............     0.16             0.43             0.52             0.43               0.25
Focused Technology C+ ..............     0.13             0.40             0.47             0.39               0.21

(4) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

                                      10/31/02         10/31/03         10/31/04         10/31/05
                                      --------         --------         --------         --------
Focused Technology A ...............     --%              0.08%            0.07%            0.02%
Focused Technology B ...............     --               0.08             0.07             0.02
Focused Technology C+ ..............     --               0.08             0.07             0.01

+ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOCUSED GROWTH AND INCOME PORTFOLIO

                                               NET GAIN
                                                (LOSS)
                                              ON INVEST-                  DIVIDENDS     DISTRI-       DISTRI-
                                                 MENTS         TOTAL         FROM       BUTIONS       BUTIONS
                    NET ASSET    INVEST-         (BOTH         FROM          NET        FROM NET       FROM
                      VALUE       MENT         REALIZED       INVEST-      INVEST-       RETURN         NET
PERIOD              BEGINNING    INCOME           AND          MENT          MENT          OF        REALIZED
ENDED               OF PERIOD   (LOSS)(1)     UNREALIZED)   OPERATIONS      INCOME      CAPITAL        GAINS
--------            ---------   ----------    -----------   ----------    ---------    ---------    -----------
                                                    CLASS A
10/31/01 .......    $   19.52   $    (0.05)   $    (6.18)   $    (6.23)   $      --    $      --    $    (0.44)
10/31/02 .......        12.85        (0.07)        (0.74)        (0.81)          --           --            --
10/31/03 .......        12.04        (0.08)         2.97          2.89           --           --            --
10/31/04 .......        14.93        (0.04)         0.25          0.21           --           --            --
10/31/05 .......        15.14         0.06          1.39          1.45           --           --            --

                                                    CLASS B
10/31/01 .......    $   19.12   $    (0.15)   $    (6.03)   $    (6.18)   $      --    $      --    $    (0.44)
10/31/02 .......        12.50        (0.16)        (0.70)        (0.86)          --           --            --
10/31/03 .......        11.64        (0.16)         2.85          2.69           --           --            --
10/31/04 .......        14.33        (0.14)         0.26          0.12           --           --            --
10/31/05 .......        14.45        (0.05)         1.32          1.27           --           --            --

                                                    CLASS C+
10/31/01 .......    $   19.11   $    (0.15)   $    (6.03)   $    (6.18)   $      --    $      --    $    (0.44)
10/31/02 .......        12.49        (0.15)        (0.71)        (0.86)          --           --            --
10/31/03 .......        11.63        (0.15)         2.84          2.69           --           --            --
10/31/04 .......        14.32        (0.14)         0.25          0.11           --           --            --
10/31/05 .......        14.43        (0.05)         1.33          1.28           --           --            --

                                                                                           RATIO OF
                                                                            RATIO            NET
                                                                              OF            INVEST-
                                    NET                                    EXPENSES           MENT
                                   ASSET                        NET           TO             INCOME
                     TOTAL         VALUE                      ASSETS        AVERAGE        (LOSS) TO
PERIOD              DISTRI-       END OF        TOTAL         END OF          NET         AVERAGE NET      PORTFOLIO
ENDED               BUTIONS       PERIOD      RETURN(2)       PERIOD       ASSETS(3)       ASSETS(3)        TURNOVER
--------            ---------    --------     ---------     -----------   ----------      -----------      ---------
                                                       CLASS A
10/31/01 .......    $   (0.44)   $  12.85      (32.51)%      $   39,280     1.45%          (0.33)%            203%
10/31/02 .......           --       12.04       (6.30)           59,186     1.57(4)        (0.61)(4)          170
10/31/03 .......           --       14.93       24.00           119,353     1.72(4)        (0.58)(4)          103
10/31/04 .......           --       15.14        1.41           159,097     1.72(4)        (0.34)(4)           62
10/31/05 .......           --       16.59        9.58           163,765     1.72(4)         0.35(4)           155

                                                       CLASS B
10/31/01 .......    $   (0.44)   $  12.50      (32.94)%      $   59,653     2.10%          (0.99)%            203%
10/31/02 .......           --       11.64       (6.88)           65,825     2.21(4)        (1.27)(4)          170
10/31/03 .......           --       14.33       23.11            88,038     2.37(4)        (1.24)(4)          103
10/31/04 .......           --       14.45        0.84            85,871     2.37(4)        (1.01)(4)           62
10/31/05 .......           --       15.72        8.79            70,609     2.37(4)        (0.32)(4)          155

                                                       CLASS C+
10/31/01 .......    $   (0.44)   $  12.49      (32.96)%      $   50,468     2.10%          (0.98)%            203%
10/31/02 .......           --       11.63       (6.89)           85,094     2.23(4)        (1.27)(4)          170
10/31/03 .......           --       14.32       23.13           137,348     2.37(4)        (1.24)(4)          103
10/31/04 .......           --       14.43        0.77           136,360     2.37(4)        (1.01)(4)           62
10/31/05 .......           --       15.71        8.87           107,862     2.37(4)        (0.32)(4)          155

----------
(1)   Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3) Net of the following expense reimbursements (recoupments) (based on average net assets):

                                       10/31/01       10/31/02      10/31/03      10/31/04     10/31/05
                                       --------       --------      --------      --------     --------
Focused Growth and Income A ........     0.30%          0.23%         0.04%         0.04%       (0.02)%
Focused Growth and Income B ........     0.30           0.22          0.04          0.05         0.01
Focused Growth and Income C+ .......     0.30           0.20          0.03          0.03        (0.02)

(4) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

                                          10/31/02         10/31/03         10/31/04    10/31/05
                                          --------         --------         --------    -------
Focused Growth and Income A .........       0.04%            0.03%            0.04%       0.02%
Focused Growth and Income B .........       0.05             0.04             0.05        0.02
Focused Growth and Income C+ ........       0.04             0.03             0.05        0.02

+ Effective February 23, 2004, Class II shares were redesigned as Class C shares.

--------------------------------------------------------------------------------

FOCUSED MULTI-CAP VALUE PORTFOLIO

                                               NET GAIN
                                                (LOSS)
                                              ON INVEST-                  DIVIDENDS     DISTRI-       DISTRI-
                                                 MENTS         TOTAL         FROM       BUTIONS       BUTIONS
                    NET ASSET     INVEST-        (BOTH         FROM          NET        FROM NET       FROM
                      VALUE        MENT        REALIZED       INVEST-      INVEST-       RETURN         NET
PERIOD              BEGINNING     INCOME          AND          MENT          MENT          OF        REALIZED
ENDED               OF PERIOD    (LOSS)(1)    UNREALIZED)   OPERATIONS      INCOME      CAPITAL        GAINS
--------           ----------   ----------    -----------   ----------    -----------  ---------     --------
                                                    CLASS A
10/31/01 .......   $    16.26   $     0.02    $     1.10    $     1.12    $       --   $       --    $   (0.71)
10/31/02 .......        16.67        (0.01)        (2.73)        (2.74)           --           --        (0.50)
10/31/03 .......        13.43         0.16          3.51          3.67            --           --           --
10/31/04 .......        17.10         0.05          1.91          1.96         (0.14)          --           --
10/31/05 .......        18.92         0.07          1.97          2.04            --           --           --

                                                    CLASS B
10/31/01 .......   $    16.16   $    (0.09)   $     1.11    $     1.02    $       --   $       --    $   (0.71)
10/31/02 .......        16.47        (0.11)        (2.69)        (2.80)           --           --        (0.50)
10/31/03 .......        13.17         0.05          3.45          3.50            --           --           --
10/31/04 .......        16.67        (0.06)         1.84          1.78         (0.02)          --           --
10/31/05 .......        18.43        (0.07)         1.93          1.86            --           --           --

                                                    CLASS C+
10/31/01 .......   $    16.16   $    (0.09)   $     1.10    $     1.01    $       --   $       --    $   (0.71)
10/31/02 .......        16.46        (0.11)        (2.69)        (2.80)           --           --        (0.50)
10/31/03 .......        13.16         0.04          3.46          3.50            --           --           --
10/31/04 .......        16.66        (0.06)         1.84          1.78         (0.02)          --           --
10/31/05 .......        18.42        (0.07)         1.93          1.86            --           --           --

                                                                                            RATIO OF
                                                                            RATIO              NET
                                                                              OF             INVEST-
                                    NET                                    EXPENSES            MENT
                                   ASSET                        NET           TO              INCOME
                      TOTAL        VALUE                      ASSETS        AVERAGE         (LOSS) TO
PERIOD               DISTRI-      END OF         TOTAL        END OF          NET          AVERAGE NET      PORTFOLIO
ENDED                BUTIONS      PERIOD       RETURN(2)      PERIOD       ASSETS(3)        ASSETS(3)        TURNOVER
--------           ----------   ----------     ---------    ----------    -----------      -----------      --------
                                                       CLASS A
10/31/01 .......   $    (0.71)  $    16.67       6.95%      $  136,063       1.56%             0.13%           245%
10/31/02 .......        (0.50)       13.43     (17.09)         128,255       1.62             (0.07)           127
10/31/03 .......           --        17.10      27.33          162,492       1.72              1.08            184
10/31/04 .......        (0.14)       18.92      11.49          205,956       1.72              0.29            133
10/31/05 .......           --        20.96      10.78          224,591       1.72(4)           0.33(4)         176

                                                       CLASS B
10/31/01 .......   $    (0.71)  $    16.47       6.35%      $  190,304       2.20%            (0.51)%          245%
10/31/02 .......        (0.50)       13.17     (17.67)         169,875       2.26             (0.72)           127
10/31/03 .......           --        16.67      26.58          189,432       2.37              0.33            184
10/31/04 .......        (0.02)       18.43      10.71          183,754       2.37             (0.36)           133
10/31/05 .......           --        20.29      10.09          172,116       2.37(4)          (0.33)(4)        176

                                                       CLASS C+
10/31/01 .......   $    (0.71)  $    16.46       6.29%      $  213,088       2.20%            (0.52)%          245%
10/31/02 .......        (0.50)       13.16     (17.68)         209,029       2.27             (0.72)           127
10/31/03 .......           --        16.66      26.60          220,776       2.37              0.31            184
10/31/04 .......        (0.02)       18.42      10.71          211,999       2.37             (0.36)           133
10/31/05 .......           --       (20.28)     10.10          193,047       2.37(4)          (0.34)(4)        176

----------
(1)   Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3) Net of the following expense reimbursements (recoupments) (based on average net assets):

                                          10/31/01   10/31/02     10/31/03      10/31/04    10/31/05
                                          --------   --------     --------      --------    --------
Focused Multi-Cap Value A .............     0.19%      0.11%        0.03%         0.04%       (0.02)%
Focused Multi-Cap Value B .............     0.20       0.11         0.02          0.04        (0.02)
Focused Multi-Cap Value C+ ............     0.18       0.11         0.01          0.03        (0.02)

(4) Includes expense reimbursements, but excludes expense reductions. If expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

                                                                   10/31/05
                                                                   --------
Focused Multi-Cap Value A                                            0.02%
Focused Multi-Cap Value B                                            0.02
Focused Multi-Cap Value C+                                           0.02

+ Effective February 23, 2004, Class II shares were redesigned as Class C shares.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOCUSED INTERNATIONAL EQUITY PORTFOLIO

                                          NET GAIN
                                           (LOSS)                            DISTRI-
                                         ON INVEST-              DIVIDENDS   BUTIONS   DISTRI-
                                NET        MENTS        TOTAL      FROM       FROM     BUTIONS
                  NET ASSET   INVEST-      (BOTH        FROM        NET        NET      FROM
                    VALUE       MENT      REALIZED     INVEST-    INVEST-    RETURN      NET      TOTAL
PERIOD            BEGINNING   INCOME        AND         MENT        MENT       OF     REALIZED   DISTRI-  REDEMPTION
ENDED             OF PERIOD  (LOSS)(1)  UNREALIZED)  OPERATIONS    INCOME    CAPITAL    GAINS    BUTIONS     FEES
------            ---------  ---------  -----------  ----------  ---------  --------  --------  --------  ----------
                                                       CLASS A
11/01/01-
10/31/02(7) ....   $  12.50   $ (0.02)   $  (0.47)    $ (0.49)    $   --      $ --     $   --    $   --     $   --
10/31/03 .......      12.01      0.01        2.80        2.81         --        --         --        --         --
10/31/04 .......      14.82     (0.02)       1.84        1.82         --        --      (0.08)    (0.08)      0.00
10/31/05 .......      16.56      0.21        2.54        2.75      (0.04)       --      (0.70)    (0.74)      0.00

                                                       CLASS B
11/01/01-
10/31/02(7) ....   $  12.50   $ (0.10)   $  (0.46)    $ (0.56)    $   --      $ --     $   --    $   --     $   --
10/31/03 .......      11.94     (0.05)       2.75        2.70         --        --         --        --         --
10/31/04 .......      14.64     (0.13)       1.82        1.69         --        --      (0.08)    (0.08)      0.00
10/31/05 .......      16.25      0.09        2.50        2.59         --        --      (0.70)    (0.70)      0.00

                                                       CLASS C+
11/01/01-
10/31/02(7) ....   $  12.50   $ (0.11)   $  (0.46)    $ (0.57)    $   --      $ --     $   --    $   --     $   --
10/31/03 .......      11.93     (0.05)       2.75        2.70         --        --         --        --         --
10/31/04 .......      14.63     (0.13)       1.81        1.68         --        --      (0.08)    (0.08)      0.00
10/31/05 .......      16.23      0.09        2.49        2.58         --        --      (0.70)    (0.70)      0.00

                                                                  RATIO OF
                                                    RATIO           NET
                                                      OF          INVEST-
                     NET                           EXPENSES        MENT
                    ASSET                 NET         TO          INCOME
                    VALUE               ASSETS     AVERAGE        (LOSS)
PERIOD              END OF    TOTAL     END OF       NET         AVERAGE NET       PORTFOLIO
ENDED               PERIOD  RETURN(2)   PERIOD   ASSETS(4)(6)   ASSETS(4)(6)       TURNOVER
------             -------  ---------  --------  ------------  --------------     ----------
                                           CLASS A
11/01/01-
10/31/02(7) ....   $ 12.01   (3.92)%   $ 17,225   1.95%(3)(5)      (0.13)%(3)(5)     117%
10/31/03 .......     14.82   23.40       63,803   1.95              0.10             103
10/31/04 .......     16.56   12.31      165,924   1.95             (0.12)            166
10/31/05 .......     18.57   17.04      205,848   1.95              1.14             121

                                           CLASS B
11/01/01-
10/31/02(7) ....   $ 11.94   (4.48)%   $  5,097   2.60%(3)(5)      (0.79)%(3)(5)     117%
10/31/03 .......     14.64   22.61        7,682   2.60             (0.41)            103
10/31/04 .......     16.25   11.57       10,735   2.60             (0.85)            166
10/31/05 .......     18.14   16.32       13,411   2.60              0.50             121

                                           CLASS C+
11/01/01-
10/31/02(7) ....   $ 11.93   (4.56)%   $ 10,350   2.60%(3)(5)      (0.91)%(3)(5)     117%
10/31/03 .......     14.63   22.63       17,141   2.60             (0.40)            103
10/31/04 .......     16.23   11.51       29,188   2.60             (0.83)            166
10/31/05 .......     18.11   16.28       35,065   2.60              0.51             121

----------
(1)   Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)   Annualized.

(4) Net of the following expense reimbursements (recoupments) (based on average net assets):

                                          10/31/02(3)   10/31/03   10/31/04   10/31/05
                                          -----------   --------   --------   --------
Focused International Equity A ........      0.62%        0.50%      0.21%     0.06%
Focused International Equity B ........      1.19         0.69       0.36      0.17
Focused International Equity C+ .......      0.83         0.57       0.26      0.11

(5) The ratio reflects an expense cap which is net of custody credits of (0.01%) or waivers/reimbursements if applicable.

(6) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

                                          10/31/02   10/31/03   10/31/04   10/31/05
                                          --------   --------   --------   --------
Focused International Equity A ........     0.01%      0.01%      0.02%      0.04%
Focused International Equity B ........     0.01       0.01       0.02       0.04
Focused International Equity C+ .......     0.01       0.01       0.02       0.04

(7)   Commencement of operations.

+ Effective February 23, 2004, Class II shares were redesigned as Class C shares.

--------------------------------------------------------------------------------

FOCUSED DIVIDEND STRATEGY PORTFOLIO

                                         NET GAIN
                                           (LOSS)                            DISTRI-
                                         ON INVEST-              DIVIDENDS   BUTIONS   DISTRI-
                                           MENTS        TOTAL      FROM       FROM     BUTIONS
                  NET ASSET   INVEST-      (BOTH        FROM        NET        NET      FROM
                    VALUE       MENT      REALIZED     INVEST-    INVEST-    RETURN      NET      TOTAL
PERIOD            BEGINNING   INCOME        AND         MENT        MENT       OF     REALIZED   DISTRI-
ENDED             OF PERIOD  (LOSS)(1)  UNREALIZED)  OPERATIONS    INCOME    CAPITAL    GAINS    BUTIONS
------            ---------  ---------  -----------  ----------  ---------  --------  --------  ---------
                                                 CLASS A
09/30/01 .......   $  9.67   $   0.23    $   0.73     $  0.96    $  (0.22)    $  --     $  --   $  (0.22)
09/30/02 .......     10.41       0.22       (0.72)      (0.50)      (0.20)       --        --      (0.20)
09/30/03 .......      9.71       0.24        1.17        1.41       (0.37)       --        --      (0.37)
10/01/03-
10/31/03* ......     10.75       0.04        0.52        0.56          --        --        --         --
10/31/04 .......     11.31       0.23        0.98        1.21       (0.23)       --        --      (0.23)
10/31/05 .......     12.29       0.25        0.06        0.31       (0.25)       --        --      (0.25)

                                                 CLASS B
09/30/01 .......   $  9.62   $   0.16    $   0.73     $  0.89    $  (0.16)    $  --     $  --   $  (0.16)
09/30/02 .......     10.35       0.15       (0.74)      (0.59)      (0.13)       --        --      (0.13)
09/30/03 .......      9.63       0.18        1.17        1.35       (0.26)       --        --      (0.26)
10/01/03-
10/31/03* ......     10.72       0.03        0.52        0.55          --        --        --         --
10/31/04 .......     11.27       0.15        0.98        1.13       (0.15)       --        --      (0.15)
10/31/05 .......     12.25       0.17        0.06        0.23       (0.17)       --        --      (0.17)

                                                 CLASS C+
09/30/01 .......   $  9.62   $   0.15    $   0.74     $  0.89    $  (0.16)    $  --     $  --   $  (0.16)
09/30/02 .......     10.35       0.15       (0.74)      (0.59)      (0.13)       --        --      (0.13)
09/30/03 .......      9.63       0.18        1.16        1.34       (0.26)       --        --      (0.26)
10/01/03-
10/31/03* ......     10.71       0.03        0.53        0.56          --        --        --         --
10/31/04 .......     11.27       0.15        0.98        1.13       (0.15)       --        --      (0.15)
10/31/05 .......     12.25       0.17        0.06        0.23       (0.17)       --        --      (0.17)

                                                                  RATIO OF
                                                     RATIO          NET
                                                       OF         INVEST-
                     NET                            EXPENSES       MENT
                    ASSET                              TO         INCOME
                    VALUE                ASSETS     AVERAGE      (LOSS) TO
PERIOD              END OF     TOTAL     END OF       NET        AVERAGE NET     PORTFOLIO
ENDED               PERIOD   RETURN(2)   PERIOD     ASSETS(3)     ASSETS(3)      TURNOVER
------             -------   ---------  --------  ------------  -------------   ----------
                                          CLASS A
09/30/01 .......   $ 10.41     10.04%   $  7,983     0.95%          2.10%           59%
09/30/02 .......      9.71     (5.07)      9,372     0.95           1.96            37
09/30/03 .......     10.75     14.69      45,639     0.95           2.41            20
10/01/03-
10/31/03* ......     11.31      5.21      50,263     0.95(4)        2.24(4)          0
10/31/04 .......     12.29     10.71      68,541     0.95           1.86            43
10/31/05 .......     12.35      2.49      58,264     0.95           2.00            30

                                          CLASS B
09/30/01 .......   $ 10.35      9.30%   $ 21,674     1.60%          1.45%           59%
09/30/02 .......      9.63     (5.86)     20,670     1.60           1.31            37
09/30/03 .......     10.72     14.07      47,369     1.60           1.79            20
10/01/03-
10/31/03* ......     11.27      5.13      53,628     1.60(4)        1.59(4)          0
10/31/04 .......     12.25     10.01      59,128     1.60           1.21            43
10/31/05 .......     12.31      1.82      47,733     1.60           1.34            30

                                          CLASS C+
09/30/01 .......   $ 10.35      9.30%   $ 21,793     1.60%          1.45%           59%
09/30/02 .......      9.63     (5.86)     19,568     1.60           1.30            37
09/30/03 .......     10.71     13.96      69,059     1.60           1.77            20
10/01/03-
10/31/03* ......     11.27      5.23      79,071     1.60(4)        1.59(4)          0
10/31/04 .......     12.25     10.01     101,720     1.60           1.21            43
10/31/05 .......     12.31      1.82      88,859     1.60           1.35            30

----------
*     The Portfolio changed its fiscal year end from September 30 to October 31.

(1)   Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load. Total return does not include expense reimbursements (recoupments).

(3)   Net of the following expense reimbursements (based on average net assets):

                                                 9/30/01   9/30/02   9/30/03   10/31/03(4)   10/31/04   10/31/05
                                                 -------   -------   -------   -----------   --------   --------
Focused Dividend Strategy Class A ............    0.36%     0.29%     0.16%        0.14%       0.13%      0.11%
Focused Dividend Strategy Class B ............    0.25      0.24      0.16         0.13        0.15       0.10
Focused Dividend Strategy Class C+ ...........    0.27      0.23      0.14         0.11        0.13       0.09

(4)   Annualized

+ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                      [This page intentionally left blank]

FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

      ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements. In the Fund's annual report, you will find a discussion of the market conditions and investment stategies that significantly affected each Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference, which means it is legally part of this prospectus.

You may obtain copies of these documents or ask questions about the Portfolios by contacting AIG SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.sunamericafunds.com, or by calling your broker or financial advisor.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-07797

                                                        [AIG LOGO]  SUNAMERICA
                                                                    MUTUAL FUNDS

[AIG LOGO]  SUNAMERICA
            MUTUAL FUNDS

Distributed by:
AIG SunAmerica Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Investors should carefully consider the investment objectives, risks, charges and expenses of any mutual fund before investing. This and other important information is contained in the prospectus, which can be obtained from your financial adviser or from the AIG SunAmerica Sales Desk at 800-858-8850, ext.6003. Read the prospectus carefully before investing.

www.sunamericafunds.com

FOCPR - 2/06

PROSPECTUS 2006

AIG SUNAMERICA

FOCUSED ASSET ALLOCATION STRATEGIES

                                                         [AIG LOGO] SUNAMERICA
                                                                    MUTUAL FUNDS

--------------------------------------------------------------------------------
FEBRUARY 28, 2006                                                     PROSPECTUS
--------------------------------------------------------------------------------

SUNAMERICA FOCUSED STRATEGIES

FOCUSED BALANCED STRATEGY PORTFOLIO
FOCUSED EQUITY STRATEGY PORTFOLIO
FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO
FOCUSED FIXED INCOME STRATEGY PORTFOLIO
FOCUSED MULTI-ASSET STRATEGY PORTFOLIO

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                         [AIG LOGO] SUNAMERICA
                                                                    MUTUAL FUNDS

TABLE OF CONTENTS

PORTFOLIO HIGHLIGHTS ......................................................    2

SHAREHOLDER ACCOUNT INFORMATION ...........................................   16

MORE INFORMATION ABOUT THE PORTFOLIOS .....................................   28

   INVESTMENT STRATEGIES ..................................................   28

   INFORMATION ABOUT THE UNDERLYING FUNDS .................................   30

   GLOSSARY ...............................................................   32

      INVESTMENT TERMINOLOGY ..............................................   32

      RISK TERMINOLOGY ....................................................   34

PORTFOLIO MANAGEMENT ......................................................   35

FINANCIAL HIGHLIGHTS ......................................................   38

                                                         [AIG LOGO] SUNAMERICA
                                                                    MUTUAL FUNDS

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

Q&A

A "FUND OF FUNDS" strategy is an investment strategy in which the assets of a fund are invested in shares of other mutual funds. A fund of funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

"GROWTH OF CAPITAL" is growth of the value of an investment.

"CONSERVATION OF PRINCIPAL" is a goal which aims to invest in a manner that tries to protect the value of your investment against market movements and other economic events.

"CURRENT INCOME" is money that is received on an ongoing basis from investments.

The following questions and answers are designed to give you an overview of SunAmerica Focused Series, Inc. (the "Company"), and to provide you with information about the SunAmerica Focused Strategy Portfolios (the "Portfolios") offered by the Company and their investment goals, principal investment strategies, and principal investment techniques. Each investment goal may be changed without shareholder approval, although you will receive notice of any change. In addition, the Focused Equity Strategy, Focused Fixed Income and Equity Strategy and Focused Fixed Income Strategy Portfolios all have principal investment techniques which require 80% of each Portfolios' assets to be invested consistently with its name. The Company may change this technique without shareholder approval, however shareholders will receive 60 days' notice prior to any such change. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart under "More Information About the Portfolios," on pages 28 to 29 and the glossary that follows on pages 32 to 33.

Q: WHAT ARE THE SUNAMERICA FOCUSED STRATEGY PORTFOLIOS' INVESTMENT GOALS, PRINCIPAL STRATEGIES AND TECHNIQUES?
A:

                                             PRINCIPAL
                        INVESTMENT           INVESTMENT             PRINCIPAL INVESTMENT
PORTFOLIO                  GOAL               STRATEGY                   TECHNIQUES
------------------   -----------------   -----------------   ---------------------------------
FOCUSED EQUITY       growth of capital   fund of funds       allocation of assets among a
STRATEGY PORTFOLIO                       focusing in         combination of funds within
                                         equities            SunAmerica Focused Series,
                                                             Inc. and SunAmerica Income
                                                             Funds, investing in equity and
                                                             fixed income securities. At least
                                                             80% of the Underlying Funds'
                                                             combined net assets, plus any
                                                             borrowing for investment
                                                             purposes, will be invested in
                                                             equity securities.

FOCUSED              growth of           fund of funds       allocation of assets among a
MULTI-ASSET          capital             focusing in         combination of funds within
STRATEGY PORTFOLIO                       equities & fixed    SunAmerica Focused Series,
                                         income securities   Inc. and SunAmerica Income
                                                             Funds, investing in equity and
                                                             fixed income securities.

FOCUSED BALANCED     growth of           fund of funds       allocation of assets among a
STRATEGY PORTFOLIO   capital and         focusing in         combination of funds within
                     conservation of     equities & fixed    SunAmerica Focused Series,
                     principal           income securities   Inc. and SunAmerica Income
                                                             Funds, investing in equity and
                                                             fixed income securities.

FOCUSED FIXED        current income      fund of funds       allocation of assets among a
INCOME AND EQUITY    with growth of      focusing in         combination of funds within
PORTFOLIO            capital as a        fixed income        SunAmerica Focused Series,
                     secondary           securities,         Inc. and SunAmerica Income
                     objective           secondarily on      Funds, investing in equity and
                                         equities            fixed income securities. At least
                                                             80% of the Underlying Funds'
                                                             combined net assets, plus any
                                                             borrowing for investment
                                                             purposes, will be invested in
                                                             fixed income and equity
                                                             securities.

--------------------------------------------------------------------------------

                                             PRINCIPAL
                        INVESTMENT           INVESTMENT             PRINCIPAL INVESTMENT
PORTFOLIO                  GOAL               STRATEGY                   TECHNIQUES
------------------   -----------------   -----------------   ---------------------------------
FOCUSED FIXED        current income      fund of funds       allocation of assets among a
INCOME STRATEGY                          focusing in         combination of funds within
PORTFOLIO                                fixed income        SunAmerica Focused Series, Inc.
                                         securities          and SunAmerica Income Funds,
                                                             investing in equity and fixed
                                                             income securities. At least 80%
                                                             of the Underlying Funds' combined
                                                             net assets, plus any borrowing
                                                             for investment purposes, will be
                                                             invested in fixed income
                                                             securities.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT TECHNIQUES OF THE SUNAMERICA FOCUSED STRATEGY PORTFOLIOS

The Portfolios invest in a combination of funds within SunAmerica Focused Series, Inc. and SunAmerica Income Funds (the "Underlying Funds"). The following chart reflects the projected asset allocation ranges under normal market conditions for each Portfolio (as invested through the Underlying Funds).

                                          FOCUSED     FOCUSED       FOCUSED     FOCUSED FIXED       FOCUSED
                                          EQUITY     MULTI-ASSET   BALANCED      INCOME AND      FIXED INCOME
                                         STRATEGY     STRATEGY     STRATEGY    EQUITY STRATEGY     STRATEGY
                                         PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO        PORTFOLIO
                                         ---------   -----------   ---------   ---------------   ------------
DOMESTIC EQUITY SECURITIES                80%-100%       70%        35%-75%        15%-50%          0%-20%
FOREIGN EQUITY SECURITIES                   0%-20%       10%         0%-15%         0%-10%           0%-5%
FIXED INCOME SECURITIES                      0%-5%       20%        25%-50%        50%-80%         80%-100%

The Underlying Funds have been selected to represent a reasonable spectrum of investment options for each Portfolio. The Adviser has based the target investment percentages for each Portfolio on the degree to which the Adviser believes the Underlying Funds, in combination, to be appropriate for the Portfolio's investment objective. The table below lists the Underlying Funds in which each Portfolio invested as of the date set forth therein. The Adviser reserves the right to change these asset allocation ranges from time to time and invest in other funds not listed in the table below without notice to investors.

As of February 15, 2006, the Portfolios' assets were allocated as follows:

                                                   Focused      Focused      Focused    Focused Fixed       Focused
                                                    Equity    Multi-Asset    Balanced     Income and      Fixed Income
                                                   Strategy     Strategy     Strategy   Equity Strategy    Strategy
                                                  Portfolio    Portfolio    Portfolio     Portfolio        Portfolio
                                                  ---------   -----------   ---------   ---------------   ------------
Focused Large-Cap Growth Portfolio ............     34.0%         9.2%        22.6%          15.5%              --
Focused Multi-Cap Growth Portfolio ............       --         11.3%          --             --               --
Focused Mid-Cap Growth Portfolio ..............      7.8%          --          5.3%            --               --
Focused Small-Cap Growth Portfolio ............      3.4%        11.4%         2.3%            --               --
Focused Large-Cap Value Portfolio .............     33.4%         9.9%        22.1%          14.9%              --
Focused Multi-Cap Value Portfolio .............       --         10.1%          --             --               --
Focused Mid-Cap Value Portfolio ...............      7.6%          --          5.0%            --               --
Focused Small-Cap Value Portfolio .............      3.6%        10.6%         2.3%            --               --
Focused Growth and Income Portfolio ...........       --          9.4%          --             --             10.5%
Focused International Equity Portfolio ........     10.2%        11.2%         6.8%           5.0%              --
Core Bond Fund ................................       --          8.5%        16.9%            --               --
GNMA Fund .....................................       --          8.4%        16.7%          27.2%            42.1%
High Yield Bond Fund ..........................       --           --           --            8.1%            12.0%
Strategic Bond Fund ...........................       --           --           --           14.9%            18.1%
U.S. Government Securities Fund ...............       --           --           --           14.4%            17.3%
                                                    ----         ----         ----           ----             ----
Total .........................................      100%         100%         100%           100%             100%
                                                    ====         ====         ====           ====             ====

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

The Adviser rebalances the Portfolios on an ongoing basis using cash flows. In addition, under normal market conditions, the Adviser will rebalance the Underlying Funds of the Focused Equity Strategy, Focused Fixed Income Strategy, Focused Fixed Income and Equity Strategy and Focused Balanced Strategy Portfolios quarterly through exchanges, if necessary. The Underlying Funds of the Focused Multi-Asset Strategy Portfolio are rebalanced through exchanges annually, if necessary. However, at any time when deemed appropriate, the Adviser may rebalance the SunAmerica Focused Strategy Portfolios through exchanges.

For more complete information about the investment strategies and techniques of the Underlying Funds in which the Portfolios currently intend to invest, see the charts on pages 28 and 29. The Adviser may change the particular Underlying Funds from time to time.

Q: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SUNAMERICA FOCUSED STRATEGY PORTFOLIOS?

A: The following section describes the principal risks of the SunAmerica Focused Strategy Portfolios, while the chart on pages 28 and 29 describes various additional risks. Each Portfolio is also exposed to the risks of the Underlying Funds.

PRINCIPAL RISKS APPLICABLE TO ALL PORTFOLIOS

MANAGEMENT RISKS

Each Portfolio is subject to the risk that the Adviser's selection of the Underlying Funds, and the allocation and reallocation of Portfolio assets among the Underlying Funds, may not produce the desired result.

RISKS OF INVESTING IN EQUITY SECURITIES

The Portfolios are subject to the risks of changing market conditions generally. Therefore, as with an investment in any equity fund, the value of your investment in a Portfolio may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as a Portfolio's allocation to Underlying Equity Funds increases.

RISKS OF INVESTING IN BONDS AND OTHER FIXED INCOME SECURITIES

The Portfolios are subject to the risks to which the Underlying Income Funds are exposed, such as that an issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations (credit quality risk). In addition, as with the Underlying Income Funds in which it invests, the Focused Fixed Income and Equity Strategy and the Focused Fixed Income Strategy Portfolios' share price and, to a lesser extent, the Focused Equity Strategy, the Focused Multi-Asset Strategy and the Focused Balanced Strategy Portfolios' share price, can be negatively affected when interest rates rise. These risks are expected to increase as a Portfolio's allocation to Underlying Income Funds increases.

RISKS OF NON-DIVERSIFICATION

The Portfolios are non-diversified, which means that each Portfolio can invest a larger portion of its assets in the stock of a single company (one of the Underlying Funds) than can some other mutual funds. By concentrating on a small number of investments, a Portfolio's risk is increased because the effect of each holding on the Portfolio's performance is greater. However, the Underlying Funds may consist of diversified mutual funds.

ADDITIONAL RISKS

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, SunAmerica or SunAmerica's affiliates, any government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goal. If the value of the assets of the Portfolio goes down, you could lose money.

ADDITIONAL PRINCIPAL RISKS SPECIFIC TO THE FOCUSED EQUITY STRATEGY PORTFOLIO

RISKS OF INVESTING IN SMALL-CAP AND MID-CAP COMPANIES

The Focused Equity Strategy Portfolio invests in Underlying Funds that invest in stocks of smaller companies. Stocks of small-cap companies and, to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

RISKS OF FOREIGN EXPOSURE

The Focused Equity Strategy Portfolio may invest in Underlying Funds that invest in foreign securities. While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

--------------------------------------------------------------------------------

ADDITIONAL PRINCIPAL RISKS SPECIFIC TO THE FOCUSED MULTI-ASSET STRATEGY
PORTFOLIO

RISKS OF INVESTING IN SMALL-CAP AND MID-CAP COMPANIES

The Focused Multi-Asset Strategy Portfolio invests in Underlying Funds that invest in stocks of smaller companies. Stocks of small-cap companies and, to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

RISKS OF FOREIGN EXPOSURE

The Focused Multi-Asset Strategy Portfolio may invest in Underlying Funds that invest in foreign securities. While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

PREPAYMENT RISKS

The Focused Multi-Asset Strategy Portfolio will invest in Underlying Funds that invest significantly in mortgage-backed securities; this entails the risk that the underlying principal may be "prepaid" at any time. As a result of prepayments, in periods of declining interest rates the Underlying Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Underlying Funds may exhibit price characteristics of longer-term debt securities, and therefore may be more sensitive to changes in interest rates.

ADDITIONAL PRINCIPAL RISKS SPECIFIC TO THE FOCUSED BALANCED STRATEGY PORTFOLIO

RISKS OF INVESTING IN SMALL-CAP AND MID-CAP COMPANIES

The Focused Balanced Strategy Portfolio invests in Underlying Funds that invest in stocks of smaller companies. Stocks of small-cap companies and, to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

RISKS OF FOREIGN EXPOSURE

The Focused Balanced Strategy Portfolio may invest in Underlying Funds that invest in foreign securities. While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

PREPAYMENT RISKS

The Focused Balanced Strategy Portfolio will invest in Underlying Funds that invest significantly in mortgage-backed securities; this entails the risk that the underlying principal may be "prepaid" at any time. As a result of prepayments, in periods of declining interest rates the Underlying Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Underlying Funds may exhibit price characteristics of longer-term debt securities, and therefore may be more sensitive to changes in interest rates.

ADDITIONAL PRINCIPAL RISKS SPECIFIC TO THE FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO

RISKS OF FOREIGN EXPOSURE

The Focused Fixed Income and Equity Strategy Portfolio may invest in Underlying Funds that invest in foreign securities. While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

PREPAYMENT RISKS

The Focused Fixed Income and Equity Strategy Portfolio will invest in Underlying Funds that invest significantly in mortgage-backed securities; this entails the risk that the underlying principal may be "prepaid" at any time. As a result of prepayments, in periods of declining interest rates the Underlying Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Underlying Funds may exhibit price characteristics of longer-term debt securities, and therefore may be more sensitive to changes in interest rates.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

CREDIT QUALITY

The Focused Fixed Income and Equity Strategy Portfolio may invest in Underlying Funds that invest in issuers with a lower credit rating. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue HIGH YIELD or "JUNK" bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

ADDITIONAL PRINCIPAL RISKS SPECIFIC TO THE FOCUSED FIXED INCOME STRATEGY
PORTFOLIO

PREPAYMENT RISKS

The Focused Fixed Income Strategy Portfolio will invest in Underlying Funds that invest significantly in mortgage-backed securities; this entails the risk that the underlying principal may be "prepaid" at any time. As a result of prepayments, in periods of declining interest rates the Underlying Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Underlying Funds may exhibit price characteristics of longer-term debt securities, and therefore may be more sensitive to changes in interest rates.

CREDIT QUALITY

The Focused Fixed Income Strategy Portfolio may invest in Underlying Funds that invest in issuers with a lower credit rating. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue HIGH YIELD or "JUNK" bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

--------------------------------------------------------------------------------

Q:    HOW HAVE THE SUNAMERICA FOCUSED STRATEGY PORTFOLIOS PERFORMED
      HISTORICALLY?

A: The Risk/Return Bar Chart and Table illustrates the risks of investing in the Portfolio by showing the performance for the 2005 calendar year, and compare the Portfolio's average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FOCUSED EQUITY STRATEGY PORTFOLIO (CLASS C)

                                   [BAR CHART]

                              '03      '04      '05
                             ------   ------   -----
                             36.01%    8.23%   6.81%

During the 3-year period shown in the bar chart, the highest return for a quarter was 18.91% (quarter ended 6/30/03) and the lowest return for a quarter was -4.74% (quarter ended 9/30/04).

                                                          Average Annual Total Returns
                                                 (as of calendar year ended December 31, 2005)
                                                 ---------------------------------------------
                                                                Class A, B           Class I
                                                 Past One       and C Since           Since
Focused Equity Strategy Portfolio(1)               Year        Inception(3)       Inception(3)
Class A                                            1.36%          13.55%               N/A
Class B                                            2.81%          14.21%               N/A
Class I(3)                                         7.56%            N/A               7.76%
Return Before Taxes (Class C)                      5.81%          14.92%               N/A
Return After Taxes on Distributions (Class C)      4.93%          14.54%               N/A
Return After Taxes on Distributions
and Sale of Portfolio Shares (Class C)(2)          4.82%          12.90%               N/A
Russell 3000 Index(4)                              6.12%          14.78%              8.17%
Blended Index(5)                                   6.53%          16.64%              9.40%

(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) Class A, B and C shares commenced offering on November 8, 2002. Class I shares commenced offering on February 23, 2004. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

(4) The Russell 3000 Index contains the largest 3000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization.

(5) The blended benchmark for Focused Equity Strategy Portfolio consists of 32% Russell 1000 Growth Index, 32% Russell 1000 Value Index, 13% Russell 2000 Growth Index, 13% Russell 2000 Value Index and 10% MSCI EAFE Index.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

FOCUSED MULTI-ASSET STRATEGY PORTFOLIO (CLASS C)

                                   [BAR CHART]

                              '03      '04      '05
                             ------   ------   -----
                             28.01%    9.84%   5.74%

During the 3-year period shown in the bar chart, the highest return for a quarter was 14.90% (quarter ended 6/30/03) and the lowest return for a quarter was -2.45% (quarter ended 3/31/03).

                                                         Average Annual Total Returns
                                                 (as of calendar year ended December 31, 2005)
                                                 ---------------------------------------------
                                                                           Class A, B
                                                         Past One         and C Since
Focused Multi-Asset Strategy Portfolio(1)                  Year           Inception(3)
Class A                                                    0.32%             11.38%
Class B                                                    1.74%             12.00%
Return Before Taxes (Class C)                              4.74%             12.75%
Return After Taxes on Distributions (Class C)              4.28%             12.49%
Return After Taxes on Distributions
and Sale of Portfolio Shares (Class C)(2)                  3.39%             10.93%
Russell 3000 Index(4)                                      6.12%             14.78%
Blended Index(5)                                           5.87%             14.20%

(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) Class A, B and C shares commenced offering on November 8, 2002. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

(4) The Russell 3000 Index contains the largest 3000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization.

(5) The blended benchmark for Focused Multi-Asset Strategy Portfolio consists of 10% Russell 1000 Growth Index, 10% Russell 2000 Growth Index, 10% Russell 3000 Growth Index, 10% Russell 1000 Value Index, 10% Russell 2000 Value Index, 10% Russell 3000 Value Index, 10% S&P 500 Index, 10% MSCI EAFE Index, 10% Lehman Brothers U.S. Aggregate Bond Index and 10% Citigroup Mortgage GNMA Index.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

--------------------------------------------------------------------------------

The Risk/Return Bar Chart and Table illustrates the risks of investing in the Portfolio by showing the performance for the 2005 calendar year, and compare the Portfolio's average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FOCUSED BALANCED STRATEGY PORTFOLIO (CLASS C)

                                   [BAR CHART]

                              '03      '04      '05
                             ------   ------   -----
                             24.48%    6.70%   5.12%

During the 3-year period shown in the bar chart, the highest return for a quarter was 13.03% (quarter ended 6/30/03) and the lowest return for a quarter was -2.28% (quarter ended 9/30/04).

                                                          Average Annual Total Returns
                                                 (as of calendar year ended December 31, 2005)
                                                 ---------------------------------------------
                                                              Class A, B            Class I
                                                 Past One     and C Since           Since
Focused Balanced Strategy Portfolio(1)             Year      Inception(3)        Inception(3)
Class A                                            -0.20%         9.69%              N/A
Class B                                             1.15%        10.26%              N/A
Class I(3)                                          5.78%          N/A              6.10%
Return Before Taxes (Class C)                       4.12%        11.06%              N/A
Return After Taxes on Distributions (Class C)       3.02%        10.47%              N/A
Return After Taxes on Distributions
and Sale of Portfolio Shares (Class C)(2)           3.62%         9.37%              N/A
Russell 3000 Index(4)                               6.12%        14.78%             8.17%
Blended Index(5)                                    5.36%        12.19%             7.31%

(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) Class A, B and C shares commenced offering on November 8, 2002. Class I shares commenced offering on February 23, 2004. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

(4) The Russell 3000 Index contains the largest 3000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization.

(5) The blended benchmark for Focused Balanced Strategy Portfolio consists of 22% Russell 1000 Growth Index, 8% Russell 2000 Growth Index, 22% Russell 1000 Value Index, 8% Russell 2000 Value Index, 6% MSCI EAFE Index, 17% Lehman Brothers U.S. Aggregate Bond Index and 17% Citigroup Mortgage GNMA Index.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO (CLASS A)

                                   [BAR CHART]

                              '03      '04      '05
                             ------   ------   -----
                             14.88%    4.90%   4.65%

During the 3-year period shown in the bar chart, the highest return for a quarter was 8.32% (quarter ended 6/30/03) and the lowest return for a quarter was -1.54% (quarter ended 6/30/04).

                                                           Average Annual Total Returns
                                                 (as of calendar year ended December 31, 2005)
                                                 ---------------------------------------------
                                                               Class A, B          Class I
Focused Fixed Income and                         Past One      and C Since          Since
  Equity Strategy Portfolio(1)                     Year       Inception(3)       Inception(3)
Class B                                             0.05%         6.16%               N/A
Class C                                             2.99%         7.00%               N/A
Class I(3)                                          4.75%          N/A               6.73%
Return Before Taxes (Class A)                      -1.37%         5.71%               N/A
Return After Taxes on Distributions (Class A)      -2.87%         4.47%               N/A
Return After Taxes on Distributions
and Sale of Portfolio Shares (Class A)(2)          -0.21%         4.29%               N/A
Lehman Brothers U.S. Aggregate Bond Index(4)        2.43%         3.92%              3.97%
Blended Index(5)                                    4.33%         8.41%              7.13%

(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) Class A, B and C shares commenced offering on November 8, 2002. Class I shares commenced offering on February 23, 2004. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

(4) The Lehman Brothers U.S. Aggregate Bond Index is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

(5) The blended benchmark for the Focused Fixed Income and Equity Strategy Portfolio consists of 16% Lehman Brothers Government Index, 4% MSCI EAFE Index, 27% Citigroup Mortgage GNMA Index, 7% Citigroup High Yield Market Index, 15% Russell 1000 Growth Index, 15% Russell 1000 Value Index and 16% Lehman Brothers U.S. Aggregate Bond Index.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

--------------------------------------------------------------------------------

The Risk/Return Bar Chart and Table illustrates the risks of investing in the Portfolio by showing the performance for the 2005 calendar year, and compare the Portfolio's average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FOCUSED FIXED INCOME STRATEGY PORTFOLIO (CLASS C)

                                   [BAR CHART]

                              '03      '04      '05
                             ------   ------   -----
                              6.86%    4.64%   2.16%

During the 3-year period shown in the bar chart, the highest return for a quarter was 4.37% (quarter ended 6/30/03) and the lowest return for a quarter was -2.44% (quarter ended 6/30/04).

                                                          Average Annual Total Returns
                                                 (as of calendar year ended December 31, 2005)
                                                 ---------------------------------------------
                                                                           Class A, B
                                                         Past One         and C Since
Focused Fixed Income Strategy Portfolio(1)                 Year           Inception(3)
Class A                                                    -2.99%             3.30%
Class B                                                    -1.69%             3.71%
Return Before Taxes (Class C)                               1.18%             4.56%
Return After Taxes on Distributions (Class C)              -0.02%             3.23%
Return After Taxes on Distributions
and Sale of Portfolio Shares (Class C)(2)                   0.95%             3.15%
Lehman Brothers U.S. Aggregate Bond Index(4)                2.43%             3.92%
Blended Index(5)                                            3.09%             5.77%

(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) Class A, B and C shares commenced offering on November 8, 2002. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

(4) The Lehman Brothers U.S. Aggregate Bond Index is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

(5) The blended benchmark for the Focused Fixed Income Strategy Portfolio consists of 10% S&P 500 Index, 20% Lehman Brothers U.S. Aggregate Bond Index, 20% Lehman Brothers Government Index, 40% Citigroup Mortgage GNMA Index and 10% Citigroup High Yield Market Index.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

Q:    WHAT ARE THE SUNAMERICA FOCUSED STRATEGY PORTFOLIOS' EXPENSES?

A: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                                                  FOCUSED EQUITY STRATEGY                FOCUSED MULTI-ASSET
                                                         PORTFOLIO                       STRATEGY PORTFOLIO

                                         Class A   Class B   Class C   Class I(5)   Class A    Class B   Class C
SHAREHOLDER FEES (FEES PAID
   DIRECTLY FROM YOUR INVESTMENT):

Maximum Sales Charge (Load)
   Imposed on Purchases (as a
   percentage of offering price)(1)        5.75%     None      None       None        5.75%      None      None
   Maximum Deferred Sales
      Charge (Load) (as a
      percentage of amount
      redeemed or original
      purchase cost)(2)                    None      4.00%     1.00%      None        None       4.00%     1.00%
   Maximum Sales Charge (Load)
      Imposed on
      Reinvested Dividends                 None      None      None       None        None       None      None
   Redemption Fee(3)                       None      None      None       None        None       None      None
   Exchange Fee                            None      None      None       None        None       None      None
Maximum Account Fee                        None      None      None       None        None       None      None

ANNUAL FUND OPERATING
   EXPENSES (EXPENSES THAT ARE
   DEDUCTED FROM FUND ASSETS):

Management Fees                            0.10%     0.10%     0.10%      0.10%       0.10%      0.10%     0.10%
   Distribution and/or
      Service (12b-1) Fees(4)              None      0.65%     0.65%      None        None       0.65%     0.65%
   Other Expenses                          0.09%     0.11%     0.08%      0.15%       0.09%      0.09%     0.07%
                                           ----      ----      ----       ----        ----       ----      ----
TOTAL ANNUAL FUND OPERATING
   EXPENSES(6)(7)(8)                       0.19%     0.86%     0.83%      0.25%       0.19%      0.84%     0.82%

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge ("CDSC") on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within eighteen months of their purchase). CDSC is calculated as a percentage of amount redeemed or of original purchase cost, whichever is lower. See pages 14-15 for more information on the CDSCs.

(3)   A $15.00 fee is imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) Class I shares are offered exclusively to participants in certain retirement plans and other programs.

(6) Does not include Underlying Fund expenses that the Portfolios bear indirectly.

                                                     FOCUSED BALANCED                        FOCUSED FIXED INCOME AND
                                                    STRATEGY PORTFOLIO                     EQUITY STRATEGY PORTFOLIO

                                         Class A   Class B   Class C   Class I(5)   Class A    Class B   Class C   Class I(5)
SHAREHOLDER FEES (FEES PAID
   DIRECTLY FROM YOUR INVESTMENT):

Maximum Sales Charge (Load)
   Imposed on Purchases (as a
   percentage of offering price)(1)        5.75%     None      None       None        5.75%     None      None        None
   Maximum Deferred Sales
      Charge (Load) (as a
      percentage of amount
      redeemed or original
      purchase cost)(2)                    None      4.00%     1.00%      None        None      4.00%     1.00%       None
   Maximum Sales Charge (Load)
      Imposed on
      Reinvested Dividends                 None      None      None       None        None      None      None        None
   Redemption Fee(3)                       None      None      None       None        None      None      None        None
   Exchange Fee                            None      None      None       None        None      None      None        None
Maximum Account Fee                        None      None      None       None        None      None      None        None

ANNUAL FUND OPERATING
   EXPENSES (EXPENSES THAT ARE
   DEDUCTED FROM FUND ASSETS):

Management Fees                            0.10%     0.10%     0.10%      0.10%       0.10%     0.10%     0.10%       0.10%

   Distribution and/or
      Service (12b-1) Fees(4)              None      0.65%     0.65%      None        None      0.65%     0.65%       None

   Other Expenses                          0.09%     0.09%     0.07%      0.08%       0.12%     0.15%     0.14%      14.52%
                                           ----      ----      ----       ----        ----      -----     -----      -----

TOTAL ANNUAL FUND OPERATING
   EXPENSES(6)(7)(8)                       0.19%     0.84%     0.82%      0.18%       0.22%     0.90%     0.89%      14.62%

                                             FOCUSED FIXED INCOME
                                              STRATEGY PORTFOLIO

                                         Class A   Class B   Class C
SHAREHOLDER FEES (FEES PAID
   DIRECTLY FROM YOUR INVESTMENT):

Maximum Sales Charge (Load)
   Imposed on Purchases (as a
   percentage of offering price)(1)        5.75%     None      None
   Maximum Deferred Sales
      Charge (Load) (as a
      percentage of amount
      redeemed or original
      purchase cost)(2)                    None      4.00%     1.00%
   Maximum Sales Charge (Load)
      Imposed on
      Reinvested Dividends                 None      None      None
   Redemption Fee(3)                       None      None      None
   Exchange Fee                            None      None      None
Maximum Account Fee                        None      None      None

ANNUAL FUND OPERATING
   EXPENSES (EXPENSES THAT ARE
   DEDUCTED FROM FUND ASSETS):

Management Fees                            0.10%     0.10%     0.10%
   Distribution and/or
      Service (12b-1) Fees(4)              None      0.65%     0.65%
   Other Expenses                          0.28%     0.33%     0.24%
                                           ----      ----      ----
TOTAL ANNUAL FUND OPERATING
   EXPENSES(6)(7)(8)                       0.38%     1.08%     0.99%

(7) Set forth below are the estimated aggregate expenses of the Portfolios, including expenses of the Underlying Funds that the Portfolios bear indirectly. These estimates assume a constant allocation by each Portfolio of its assets among the Underlying Funds identical to the actual allocation of the Portfolio at October 31, 2005. A Portfolio's actual expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the Underlying Funds, the expenses of the Underlying Funds, and/or the Portfolio's own expenses. The total annual combined operating expenses of each SunAmerica Focused Strategy Portfolio are as follows. Focused Equity Strategy Portfolio--Class A-1.86%, Class B 2.53% and C-2.50%, Class I-1.81%; Focused Multi-Asset Strategy Portfolio--Class 1.79%, Class B 2.45% and C-2.43%; Focused Balanced Strategy Portfolio--Class A-1.65%, Class B 2.31% and C-2.29%, Class I-1.61%; Focused Fixed Income and Equity Strategy Portfolio--Class A-1.50%, Class B 2.15% and C-2.15%, Class I-1.40%; and Focused Fixed Income Strategy Portfolio--Class A-1.38%, Class B and C-2.03%.

(8) The Adviser is voluntarily waiving fees and/or reimbursing expenses for all Portfolios so that the total net expense ratios for Class A, Class B, Class C and Class I do not exceed 0.25%, 0.90%, 0.90% and 0.15%, respectively. These waivers and reimbursements will continue indefinitely but may be terminated at any time.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:

                                                          1 Year   3 Years   5 Years   10 Years
                                                          ------   -------   -------   --------
FOCUSED EQUITY STRATEGY PORTFOLIO+
(Class A shares) ......................................     $752     $1123     $1518      $2619
(Class B shares)* .....................................      655      1085      1540       2692
(Class C shares) ......................................      352       776      1326       2826
(Class I shares) ......................................      194       600      1032       2233
FOCUSED MULTI-ASSET STRATEGY PORTFOLIO+
(Class A shares) ......................................     $745     $1103     $1484      $2549
(Class B shares)* .....................................      646      1058      1496       2606
(Class C shares) ......................................      344       751      1285       2746
FOCUSED BALANCED STRATEGY PORTFOLIO+
(Class A shares) ......................................     $733     $1065     $1420      $2417
(Class B shares)* .....................................      633      1018      1430       2473
(Class C shares) ......................................      331       712      1220       2615
(Class I shares) ......................................      167       517       892       1944
FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO+
(Class A shares) ......................................     $716     $1013     $1332      $2231
(Class B shares)* .....................................      618       973      1354       2310
(Class C shares) ......................................      317       670      1149       2472
(Class I shares) ......................................     1501      4031      6040       9438
FOCUSED FIXED INCOME STRATEGY PORTFOLIO+
(Class A shares) ......................................     $720     $1025     $1351      $2273
(Class B shares)* .....................................      624       991      1385       2367
(Class C shares) ......................................      315       664      1139       2452

If you did not redeem your shares:

                                                          1 Year   3 Years   5 Years   10 Years
                                                          ------   -------   -------   --------
FOCUSED EQUITY STRATEGY PORTFOLIO+
(Class A shares) ......................................     $752     $1123     $1518      $2619
(Class B shares)* .....................................      255       785      1340       2692
(Class C shares) ......................................      252       776      1326       2826
(Class I shares) ......................................      194       600      1032       2233
FOCUSED MULTI-ASSET STRATEGY PORTFOLIO+
(Class A shares) ......................................     $745     $1103     $1484      $2549
(Class B shares)* .....................................      246       758      1296       2606
(Class C shares) ......................................      244       751      1285       2746
FOCUSED BALANCED STRATEGY PORTFOLIO+
(Class A shares) ......................................     $733     $1065     $1420      $2417
(Class B shares)* .....................................      233       718      1230       2473
(Class C shares) ......................................      231       712      1220       2615
(Class I shares) ......................................      167       517       892       1944
FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO+
(Class A shares) ......................................     $716     $1013     $1332      $2231
(Class B shares)* .....................................      218       673      1154       2310
(Class C shares) ......................................      217       670      1149       2472
(Class I shares) ......................................     1501      4031      6040       9438
FOCUSED FIXED INCOME STRATEGY PORTFOLIO+
(Class A shares) ......................................     $720     $1025     $1351      $2273
(Class B shares)* .....................................      224       691      1185       2367
(Class C shares) ......................................      215       664      1139       2452

* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account Information" on page 16. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

+ The Advisor is voluntarily waiving fees and/or reimbursing (recouping) expenses. This fee waiver and/or expense reimbursement (recoupment) is not reflected in the Example above. These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements (recoupments):

--------------------------------------------------------------------------------

If you redeemed your investment:

                                                                    1 Year   3 Years   5 Years   10 Years
                                                                    ------   -------   -------   --------
Focused Equity Strategy Portfolio, Class A                            $753     $1126     $1523      $2629
Focused Equity Strategy Portfolio, Class B                             656      1088      1545       2702
Focused Equity Strategy Portfolio, Class C                             353       779      1331       2836
Focused Equity Strategy Portfolio, Class I                             184       569       980       2127
Focused Multi-Asset Strategy Portfolio, Class A                        746      1106      1489       2559
Focused Multi-Asset Strategy Portfolio, Class B                        648      1064      1506       2624
Focused Multi-Asset Strategy Portfolio, Class C                        346       758      1296       2766
Focused Balanced Strategy Portfolio, Class A                           733      1065      1420       2417
Focused Balanced Strategy Portfolio, Class B                           634      1021      1435       2481
Focused Balanced Strategy Portfolio, Class C                           332       715      1225       2626
Focused Balanced Strategy Portfolio, Class I                           164       508       876       1911
Focused Fixed Income and Equity Strategy Portfolio, Class A            719      1022      1346       2263
Focused Fixed Income and Equity Strategy Portfolio, Class B            618       973      1354       2318
Focused Fixed Income and Equity Strategy Portfolio, Class C            318       673      1154       2483
Focused Fixed Income and Equity Strategy Portfolio, Class I            143       443       766       1680
Focused Fixed Income Strategy Portfolio, Class A                       707       987      1287       2137
Focused Fixed Income Strategy Portfolio, Class B                       606       937      1293       2192
Focused Fixed Income Strategy Portfolio, Class C                       306       637      1093       2358

If you did not redeem your shares:

                                                                    1 Year   3 Years   5 Years   10 Years
                                                                    ------   -------   -------   --------
Focused Equity Strategy Portfolio, Class A                            $753     $1126     $1523      $2629
Focused Equity Strategy Portfolio, Class B                             256       788      1345       2702
Focused Equity Strategy Portfolio, Class C                             253       779      1331       2836
Focused Equity Strategy Portfolio, Class I                             184       569       980       2127
Focused Multi-Asset Strategy Portfolio, Class A                        746      1106      1489       2559
Focused Multi-Asset Strategy Portfolio, Class B                        248       764      1306       2624
Focused Multi-Asset Strategy Portfolio, Class C                        246       758      1296       2766
Focused Balanced Strategy Portfolio, Class A                           733      1065      1420       2417
Focused Balanced Strategy Portfolio, Class B                           234       721      1235       2481
Focused Balanced Strategy Portfolio, Class C                           232       715      1225       2626
Focused Balanced Strategy Portfolio, Class I                           164       508       876       1911
Focused Fixed Income and Equity Strategy Portfolio, Class A            719      1022      1346       2263
Focused Fixed Income and Equity Strategy Portfolio, Class B            218       673      1154       2318
Focused Fixed Income and Equity Strategy Portfolio, Class C            218       673      1154       2483
Focused Fixed Income and Equity Strategy Portfolio, Class I            143       443       766       1680
Focused Fixed Income Strategy Portfolio, Class A                       707       987      1287       2137
Focused Fixed Income Strategy Portfolio, Class B                       206       637      1093       2192
Focused Fixed Income Strategy Portfolio, Class C                       206       637      1093       2358

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS

Each Portfolio offers four classes of shares through this Prospectus: Class A, Class B, Class C and Class I.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $99,999.99 in any one purchase. Your broker or financial advisor can help you determine which class is right for you.

                CLASS A                                    CLASS B                                     CLASS C
o     Front-end sales charges, as         o     No front-end sales charge; all        o     No front-end sales charge; all
      described below. There are                your money goes to work for you             your money goes to work for you
      several ways to reduce these              right away.                                 right away.
      charges, also described below.
                                          o     Higher annual expenses than           o     Higher annual expenses than
o     Lower annual expenses than                Class A shares.                             Class A shares.
      Class B or Class C shares.
                                          o     Deferred sales charge on shares       o     Deferred sales charge on shares
                                                you sell within six years of                you sell within twelve months
                                                purchase, as described below.               of purchase, as described
                                                                                            below.
                                          o     Automatic conversion to Class A
                                                shares approximately eight            o     No conversion to Class A.
                                                years after purchase.

                                          o     Purchases in an amount of
                                                $100,000 or more will not be
                                                permitted. You should consult
                                                with your financial adviser to
                                                determine whether other share
                                                classes are more beneficial
                                                given your circumstances.

                CLASS I

o     Offered exclusively to certain
      institutions.

o     No sales charges.

o     Lower annual expenses than Class
      A, B, or C Shares.

CALCULATION OF SALES CHARGES
CLASS A. Sales Charges are as follows:

                                                  Sales Charge              Concession to Dealers
                                         --------------------------------------------------------
                                              % OF           % OF NET               % OF
YOUR INVESTMENT                          OFFERING PRICE   AMOUNT INVESTED      OFFERING PRICE
                                         --------------------------------------------------------
Less than $50,000 ....................        5.75%            6.10%                5.00%
$50,000 but less than $100,000 .......        4.75%            4.99%                4.00%
$100,000 but less than $250,000 ......        3.75%            3.90%                3.00%
$250,000 but less than $500,000 ......        3.00%            3.09%                2.50%
$500,000 but less than $1,000,000 ....        2.00%            2.04%                1.75%
$1,000,000 or more* ..................        None             None                 1.00%

* Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

INVESTMENTS OF $1 MILLION OR MORE. Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

CLASS B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

         Years after purchase          CDSC on shares being sold
         1st year ............................   4.00%
         2nd year ............................   4.00%
         3rd and 4th year ....................   3.00%
         5th year ............................   2.00%
         6th year ............................   1.00%
         7th year and thereafter .............   None

CLASS C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is also a CDSC of 1% on shares you sell within 12 months after you buy them.

DETERMINATION OF CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Distributor (or other financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to contingent deferred sales charges. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Portfolio as described below under "Information and records to be provided to Portfolio."

REDUCTION FOR CERTAIN INVESTORS OF CLASS A SHARES. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Portfolio reserves the right to modify or to cease offering these programs at any time.

      o RIGHTS OF ACCUMULATION. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

      o LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided the dealer or shareholder notifies the Distributor of such prior purchase(s).

      o COMBINED PURCHASES. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify eligibility for reduced sales charges.

WAIVERS FOR CERTAIN INVESTORS FOR CLASS A SHARES. The following individuals and institutions may purchase Class A shares without a sales charge. The Portfolio reserves the right to modify or to cease offering these programs at any time.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

      o FINANCIAL PLANNERS, INSTITUTIONS, BROKER-DEALER REPRESENTATIVES OR REGISTERED INVESTMENT ADVISERS UTILIZING PORTFOLIO SHARES IN FEE BASED INVESTMENT PRODUCTS UNDER AN AGREEMENT WITH AIG SUNAMERICA CAPITAL SERVICES, INC. The following conditions established by the AIG SunAmerica Capital Services, Inc. apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis, and
            (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the Portfolios may be purchased by clients at net asset value.

      o PARTICIPANTS IN CERTAIN QUALIFIED RETIREMENT PLANS OR EMPLOYEE BENEFIT PLANS (OTHER THAN IRAS) WHICH ARE SPONSORED OR ADMINISTERED BY SUNAMERICA OR AN AFFILIATE THEREOF. A plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other AIG SunAmerica Mutual Funds) is at least $400,000, (b) the sponsor signs a $400,000 Letter of Intent, or (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees.

      o SELLING BROKERS AND THEIR EMPLOYEES AND SALES REPRESENTATIVES AND THEIR FAMILIES.

WAIVERS FOR CERTAIN INVESTORS FOR CLASS B AND C SHARES. Under the following circumstances, the contingent deferred sales charge may be waived on redemption of CLASS B and C shares. The Portfolio reserves the right to modify or to cease offering these programs at any time.

      o DEATH. Contingent deferred sales charges may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property.

      o DISABILITY. Contingent deferred sales charges may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code).

      o DISTRIBUTIONS OR LOANS. Contingent deferred sales charges may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

      o SYSTEMATIC WITHDRAWAL PLAN. Contingent deferred sales charges may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the plan is established. Please refer to the "Additional Investor Services" in this Prospectus for more details about this plan.

OTHER SALES CHARGE ARRANGEMENTS AND WAIVERS. The Portfolio and the Distributor offer other opportunities to purchase shares without sales charges under the programs described below. The Portfolio reserves the right to amend or discontinue these programs at any time without prior notice.

      o DIVIDEND REINVESTMENT. Dividends and/or capital gains distributions received by a shareholder from the Portfolio will automatically be reinvested in additional shares of the same Portfolio and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

      o EXCHANGE OF SHARES. Shares of the Portfolio may be exchanged for the same class of shares of one or more other funds distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund at net asset value per share at the time of exchange. Please refer to the "Additional Investor Services" in this Prospectus for more details about this program.

      o REINSTATEMENT PRIVILEGE. Within one year of a redemption of certain Class A, Class B and Class C shares, the proceeds of the sale may be invested in the same share class of the same Portfolio without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a contingent deferred sales charge when you sold your shares, we will credit your account with the dollar amount of the contingent deferred sales charge at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Classes B and C of each Portfolio have their own Distribution and Service (12b-1) plan that provides for distribution and account maintenance and service fees (payable to AIG SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:

                                        ACCOUNT MAINTENANCE AND
           CLASS    DISTRIBUTION FEE          SERVICE FEE
             B           0.65%                   None
             C           0.65%                   None

Because Distribution and Service (12b-1) fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, AIG SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (CLASSES A, B AND C)

1.    Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each class of each SunAmerica Focused Strategy is as follows:

      o     Non-Retirement Account: $500

      o     Retirement Account: $250

      o Dollar Cost Averaging by Wire or Systematic Exchange: $500 or $250 to open depending on your type of account; you must invest at least $25 a month

The minimum subsequent investment for a SunAmerica Focused Strategy is as follows:

      o     Non-Retirement Account: $100

      o     Retirement Account: $25

3. Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder Services at 1-800-858-8850.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within 48 hours of receipt of your application, the account will not be processed and your original investment that accompanied the application will be redeemed at the then current net asset value and returned to you. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the transfer agent.

If you invest in the Portfolio through your dealer, broker or financial advisor, your dealer, broker or financial advisor may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of Portfolio shares. These fees are in addition to those imposed by the Portfolio and its affiliates. You should ask your dealer, broker or financial advisor about its applicable fees.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

HOW TO BUY SHARES (CLASSES A, B AND C)

BUYING SHARES THROUGH YOUR DEALER

You can buy shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Portfolio on your behalf.

BUYING SHARES THROUGH THE PORTFOLIO

OPENING AN ACCOUNT                                                ADDING TO AN ACCOUNT
BY CHECK
------------------------------------------------------------------------------------------------------------------------------------

  o  Make out a check for the investment amount, payable to the    o   Make out a check for the investment amount, payable to the
     Portfolio or payable to AIG SunAmerica Mutual Funds. An           specific Portfolio or payable to AIG SunAmerica Mutual Funds.
     account cannot be opened with a Fund check.                       Shares cannot be purchased with a Fund check.

  o  Deliver the check and your completed Account Application      o   Include the stub from your Portfolio statement or a note
     (and Supplemental Account Application, if applicable) to:         specifying the Portfolio name, your share class, your account number and the name(s) in which the account is registered.
         (via regular mail)
         AIG SunAmerica Mutual Funds                               o   Indicate the Portfolio and account number in the memo section
         c/o BFDS                                                      of your check.
         PO Box 219186
         Kansas City, MO 64121-9186                                o   Deliver the check and your stub or note to your broker or
                                                                       financial adviser, or mail them to:
         (via express, certified and registered mail)
         AIG SunAmerica Mutual Funds                                      (via regular mail)
         c/o BFDS                                                         AIG SunAmerica Mutual Funds
         330 W 9th St.                                                    c/o BFDS
         Kansas City, MO 64105-1514                                       P.O. Box 219373
                                                                          Kansas City, MO 64121-9373
  o  All purchases must be in U.S. dollars. Cash, money orders
     and/or travelers checks will not be accepted. A $25.00 fee           (via express, certified and registered mail)
     will be charged for all checks returned due to                       AIG SunAmerica Mutual Funds
     insufficient funds.                                                  c/o BFDS
                                                                          330 W 9th St.
  o  Accounts can only be opened by check by a non-resident               Kansas City, MO 64105-1514
     alien or on funds drawn from a non-U.S. bank if they are
     processed through a brokerage account or the funds are
     drawn from a U.S. branch of a non-U.S. bank. A personal
     check from an investor should be drawn from the investor's bank account. In general, starter checks, cash
     equivalents, stale-dated or post-dated checks will not be
     accepted.

BY WIRE
------------------------------------------------------------------------------------------------------------------------------------

  o  Fax your completed application to AIG SunAmerica Fund         o   Instruct your bank to wire the amount of your investment to:
     Services, Inc. at 201-324-6496.

  o  Obtain your account number by calling Shareholder Services           State Street Bank & Trust Company
     1-800-858-8850.                                                      Boston, MA
                                                                          ABA #0110-00028
  o  Instruct your bank to wire the amount of your investment to:         DDA #99029712

         State Street Bank & Trust Company                           ATTN: (Put Name of Portfolio and Share Class).
         Boston, MA
         ABA #0110-00028                                             FBO: (Account number & names in which the Acct. is registered).
         DDA #99029712
                                                                     Your bank may charge a fee to wire funds.
     ATTN: (Put Name of Portfolio and Share Class).

     FBO: (Account number & names in which the Acct. is registered).

    Your bank may charge a fee to wire funds.

TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

--------------------------------------------------------------------------------

HOW TO SELL SHARES (CLASSES A, B AND C)

SELLING SHARES THROUGH YOUR DEALER

You can sell shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Fund on your behalf.

SELLING SHARES THROUGH THE PORTFOLIO

BY MAIL
------------------------------------------------------------------------------------------------------------------------------------

  Send your request to:                                           Your request should include:

      Via Regular mail                                                o   Your name,
      AIG SunAmerica Mutual Funds
      c/o BFDS                                                        o   Portfolio name, share class and account number,
      PO Box 219186
      Kansas City, MO 64121-9186                                      o   The dollar amount or number of shares to be redeemed,

      Via express, certified and registered mail                      o   Any special payment instructions,
      AIG SunAmerica Mutual Funds
      c/o BFDS                                                        o   The signature of all registered owners exactly as the
      330 W 9th St.                                                       account is registered, and
      Kansas City, MO 64105-1514
                                                                      o   Any special documents required to assure proper
                                                                          authorization.

                                                                  On overnight mail redemptions a $15 fee will be deducted from your account.

BY PHONE
------------------------------------------------------------------------------------------------------------------------------------

  o Call Shareholder Services at 1-800-858-8850 between 8:30 a.m. and 7:00 p.m. Eastern Time on most business days.

  o Or, for automated 24-hour account access call FastFacts at 1-800-654-4760.

BY WIRE
------------------------------------------------------------------------------------------------------------------------------------

  If banking instructions exist on your account, this may be      If the account registration at your bank is different than your done by calling Shareholder Services at 1-800-858-8850 between  account at AIG SunAmerica, your request must be signature
  8:30 a.m. and 7:00 p.m. (Eastern Time) on most business days.   guaranteed. A notarization is not acceptable.
  Otherwise, you must provide, in writing, the following
  information:                                                    Minimum amount to wire money is $250. A $15 fee will be deducted from your account.
      o  The Fund name, share class and account number you are
         redeeming.

      o  Bank or financial institution name,

      o  ABA routing number, and

      o  Account registration.

BY INTERNET
------------------------------------------------------------------------------------------------------------------------------------

  Visit our website at www.sunamericafunds.com, and select the    Proceeds for all transactions will normally be sent on the
  "View Your Account" hyperlink (generally not available for      business day after the trade date. Additional documents may be
  retirement accounts).                                           required for certain transactions.

TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

CERTAIN REQUESTS REQUIRE A MEDALLION GUARANTEE:

To protect you and the portfolio from fraud, the following redemption requests must be in writing and include a medallion guarantee (although there may be other situations that also require a medallion guarantee) if:

      o     Redemptions of $100,000 or more

      o The proceeds are to be payable other than as the account is registered

      o The redemption check is to be sent to an address other than the address of record

      o     Your address of record has changed within the previous 30 days

      o Shares are being transferred to an account with a different registration

      o Someone (such as an Executor) other than the registered shareholder(s) is redeeming shares. Additional documents may be required.

You can generally obtain a medallion guarantee from the following sources:

      o     A broker or securities dealer

      o     A federal savings, cooperative or other type of bank

      o     A savings and loan or other thrift institution

      o     A credit union

      o     A securities exchange or clearing agency.

A notary public CANNOT provide a medallion guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)

Class I shares of the Portfolios are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class I shares. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial adviser or plan administrator.

TRANSACTION POLICIES (ALL CLASSES)

VALUATION OF SHARES. Shares of the Portfolio are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00p.m. Eastern time). The Portfolio calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock exchange is open for trading. Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the Portfolio's total assets.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price at the close of such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Portfolio may also fair value securites in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities the Portfolio uses an outside pricing service to provide it with closing makrket prices and information used for adjusting those prices.

BUY AND SELL PRICES. When you buy Class A, B and C shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, B and C shares, you receive the NAV minus any applicable CDSCs. When you buy Class I shares, you pay the NAV. When you sell Class I shares, you receive the NAV.

EXECUTION OF REQUESTS. Each Portfolio is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Portfolio receives your request in good order. If the Portfolio or AIG SunAmerica Capital Services, Inc. receives your order before the Portfolio's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Portfolio or AIG SunAmerica Capital Services, Inc. receives your order after that

--------------------------------------------------------------------------------

time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Portfolio before the Portfolio's close of business. The Company and AIG SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Portfolio may invest in Underlying Funds that invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. As a result, the value of the Underlying Fund's shares, and consequently the value of the Portfolio's shares, may change on days when you will not be able to purchase or redeem your shares.

If a Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash.

At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. The Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded inorder to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Portfolio is responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

EXCHANGES. You may exchange shares of the Portfolio for shares of the same class of any other portfolio within the SunAmerica Family of Funds except SunAmerica Senior Floating Rate Fund. Before making an exchange, you should review a copy of the prospectus of the portfolio into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

A Portfolio may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. The Portfolios at all times also reserve the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Portfolios may refuse any sale of Portfolio shares through an exchange by any investor or group if, in the Portfolio's judgment, the trade (1) may interfere with the efficient management of the Portfolio's portfolio, (2) may appear to be connected with a strategy of market timing (as described below in the "Market Timing Trading Policies and Procedures" section), or (3) may have the potential of otherwise adversely affecting the Portfolio. In making a decision to reject an exchange request, the Portfolio may consider, among other factors, the investor's trading history in the Portfolio and in other AIG SunAmerica Funds.

REJECTED EXCHANGES. If a Portfolio rejects an exchange request involving the purchase of Portfolio shares, the rejected exchange request will also mean that there will be no sale of the shares that would have been used for the exchange purchase. Of course, you may generally redeem shares of the Portfolio at any time, subject to any applicable redemption fees or CDSCs.

CERTIFICATED SHARES. The Portfolios do not issue certificated shares.

PORTFOLIO HOLDINGS. The Portfolio's policies and procedures with respect to the Portfolio's securities are described in the Statement of Additional Information.

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SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

MARKET TIMING TRADING POLICIES AND PROCEDURES

MARKET TIMING POLICIES. The Portfolios discourage excessive or short-term trading, often referred to as "market timing", and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Portfolio or any of its service providers, such trading may interfere with the efficient management of the Portfolio's portfolio, may materially increase the Portfolio's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Portfolio and its shareholders. The Portfolios' Boards of Directors/Trustees have adopted policies and procedures with respect to such trading, which are described in this section.

All Portfolio shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Portfolios' transfer agent. While the Portfolios' expectation is that the market timing policies will be enforced by financial intermediaries pursuant to the Portfolios' prospectuses, the Portfolios may be limited in their ability to monitor the trading activity or enforce the Portfolio's market timing trading policies and procedures with respect to certain customers of financial intermediaries. For example, should it occur, a Portfolio may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Portfolio, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Portfolio's portfolio, increase the Portfolio's transactions costs, administrative costs and taxes and/or impact Portfolio performance.

In addition, if the nature of a Portfolio's portfolio holdings expose the Portfolio to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Portfolio shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares. Arbitrage market timers may seek t exploit such delays between the change in the value of a mutual fund;s portfolio holdings and he net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. The following funds may invest in Funds which invest in foreign securities: Focused Equity Strategy Portfolio; Focused Multi-Asset Strategy Portfolio; Focused Balanced Strategy Portfolio; Focused Fixed Income and Equity; and Focused Fixed Income Strategy Portfolio. Also, market timers may seek to exploit Funds that hold significant investments in small-cap securities and high yield ("junk") bonds, which may not be frequently traded. The following funds may invest in small cap securities:
Focused Equity Strategy Portfolio; Focused Multi-Asset Strategy Portfolio; Focused Balanced Strategy Portfolio; and Focused Fixed Income and Equity. The following funds may invest in high-yield ("Junk") Bonds: Focused Multi-Asset Strategy Portfolio; Focused Fixed Income and Equity; and Focused Fixed Income Strategy Portfolio. Because the Portfolios are Funds of Funds, they may be affected indirectly by the activities of market timers in the underlying portfolios, as described in this paragraph. However, the effect on a Portfolio from market timing in any one of the underlying portfolios would be proportional to that underlying portfolio's representation in the aggregate investments of the Portfolio.

MARKET TIMING PROCEDURES. The Portfolio's procedures include committing staff of the Portfolios' shareholder services agent to monitor trading activity in the Portfolios on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Portfolio. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the financial intermediary, the Portfolio's investment objective, the size of the Portfolio and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Portfolio and its service providers in their sole discretion conclude that the trading may be detrimental to the Portfolio, the Portfolios reserve the right to temporarily or permanently bar your future purchases into AIG SunAmerica funds or, alternatively, may limit the amount, number of frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

Though the implementation of the Portfolios' procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Portfolios and the Portfolios' service providers seek to make judgments that are consistent with the interests of the Portfolios' shareholders. There is no assurance that the Portfolio or its service providers will gain access to any or all information necessary to detect market timing. While the Portfolio will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Portfolio cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Portfolio's market timing trading policies are not necessarily deemed accepted by the Portfolio and may be rejected or revoked by the Portfolio on the next business day following receipt by the Portfolio.

24

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ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder Services at 1-800-858-8850.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to any Portfolio or portfolio of your choice distributed by AIG SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. To use:

      o     Make sure you have at least $5,000 worth of shares in your account.

      o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same portfolio is not advantageous to you, because of sales charges and taxes).

      o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

      o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      o     Make sure your dividends and capital gains are being reinvested.

SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of the Portfolio periodically for the same class of shares of one or more other portfolio within the SunAmerica Family of Funds except SunAmerica Senior Floating Rate Fund. To
Use:

      o Specify the Portfolio(s) from which you would like money withdrawn and into which you would like money invested.

      o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      o     Specify the amount(s). Each exchange must be worth at least $50.

      o Accounts must be registered identically; otherwise a signature guarantee will be required.

RETIREMENT PLANS. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plan, 529 plan, and other pension, educational and profit-sharing plans. Using these plans, you can invest in any SunAmerica Focused Strategy or portfolio within the SunAmerica Family of Funds. To find out more, call Retirement Plans at 1-800-858-8850, extension 5134.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT MAILINGS:

ACCOUNT STATEMENTS. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

TRANSACTION CONFIRMATIONS. Generally, you will receive an account confirmation:

      o After every transaction that affects your account balance (except a dividend reinvestment, automatic purchase or automatic redemption of systematic exchange).

      o After any changes of name or address of the registered owner(s), or after certain account option changes.

IRS TAX FORMS. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31st. These mailings apply to accounts opened through a Portfolio. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

PROSPECTUSES, ANNUAL AND SEMIANNUAL REPORTS. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.sunamericafunds.com, and select the "Go Paperless" hyperlink (Note: this option is only available to accounts opened through a Portfolio.)

DIVIDENDS. The Portfolios generally distribute most or all of their net earnings in the form of dividends. The amount of dividends of net investment income and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for each SunAmerica Focused Strategy Portfolio. Dividends from the net investment income of the Focused Fixed Income and Equity Strategy Portfolio and Focused Balanced Strategy Portfolio will normally be declared and paid quarterly. Dividends from the net investment income of the Focused Multi-Asset Strategy Portfolio and the Focused Equity Strategy Portfolio will normally be declared and paid annually. Dividends from the net investment income of the Focused Fixed Income Strategy Portfolio will normally be declared daily and paid quarterly. Each of the SunAmerica Focused Strategy Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

                                                                              25

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SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any other portfolio within the SunAmerica Family of Funds except SunAmerica Senior Floating Rate Fund. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder Services at 1-800-858-8850 to change dividend and distribution payment options. The per share dividends on Class A and Class I shares will generally be higher than the per share dividends on Class B and Class C shares of the same Portfolio as a result of the fact that Class A and Class I shares are not subject to any distribution fee.

TAXABILITY OF DIVIDENDS. As long as a Portfolio meets the requirements for being a tax-qualified regulated investment company, which each Portfolio intends to do, it pays no federal income tax on the earnings that it distributes to shareholders.

However, dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable. Distributions of a Portfolio's long-term capital gains are taxable as capital gains regardless of how long you held the Portfolio's shares; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid during the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax adviser.

As qualified plans, the employee retirement plans that invest in Class I generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

BUYING INTO A DIVIDEND. You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

OTHER TAX CONSIDERATIONS. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Portfolios must withhold 28% of your distributions and redemption proceeds if you have not provided a correct taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in a Portfolio. It is not a substitution for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a SunAmerica Focused Strategy Portfolio under all applicable laws.

SMALL ACCOUNTS (OTHER THAN CLASS I). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance or the effects of sales charges, or administrative fees (for retirement plans only).

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                                                                              27

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MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Each SunAmerica Focused Strategy Portfolio has an investment goal and a strategy for pursuing it. The chart summarizes information about each SunAmerica Focused Strategy Portfolio's investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.

------------------------------------------------------------------------------------------------
                                     FOCUSED EQUITY                   FOCUSED MULTI-ASSET
                                   STRATEGY PORTFOLIO                 STRATEGY PORTFOLIO
------------------------------------------------------------------------------------------------
What is the Portfolio's     Growth of capital                 Growth of capital
investment goal?
------------------------------------------------------------------------------------------------

What principal investment   Fund of funds                     Fund of funds
strategy does the
Portfolio use to
implement its investment
goal?
------------------------------------------------------------------------------------------------

What are the Portfolio's    Allocation of assets among a      Allocation of assets among a
principal investment        combination of the SunAmerica     combination of the SunAmerica
techniques?                 Focused Series, Inc. and          Focused Series, Inc. and
                            SunAmerica Income Funds,          SunAmerica Income Funds, investing
                            investing in equity and fixed     in equity and fixed income
                            income securities. At least 80%   securities.
                            of the Underlying Fund's
                            combined net assets, plus any
                            borrowing for investment
                            purposes, will be invested in
                            equity securities.
------------------------------------------------------------------------------------------------

What are the Underlying     o Equity securities               o Equity securities
Funds' principal            o Foreign securities              o Bonds/fixed income securities
investments?                                                  o Foreign securities
------------------------------------------------------------------------------------------------

What other types of         o Bonds/fixed income securities   o Short-term investments
securities may the          o Short-term investments          o Defensive investments
Underlying Funds normally   o Defensive investments           o Options and futures
invest in as part of        o Options and futures             o Special situations
efficient portfolio         o Special situations
management and which may
produce some income?
------------------------------------------------------------------------------------------------

What risks may affect the   Principal risks:                  Principal risks:
Portfolio (directly or by   o Management risk                 o Management risk
investing in the            o Stock market volatility         o Stock market volatility
Underlying Funds)?          o Securities selection            o Bond market volatility
                            o Foreign exposure                o Securities selection
                            o Non-diversification             o Foreign exposure
                            o Small and mid market            o Non-diversification
                              capitalization                  o Prepayment
                                                              o Small and mid market
                                                                capitalization
                            Non-principal risks:
                            o Bond market volatility          Non-principal risks:
                            o Interest rate fluctuation       o Interest rate fluctuations
                            o Credit quality                  o Credit quality
                            o Prepayment                      o Emerging markets
                            o Emerging markets                o Illiquidity
                            o Illiquidity                     o Hedging
                            o Hedging                         o Derivatives
                            o Derivatives
------------------------------------------------------------------------------------------------

28

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
------------------------------------------------------------------------------------------------------------------------
                                   FOCUSED BALANCED              FOCUSED FIXED INCOME               FOCUSED FIXED
                                  STRATEGY PORTFOLIO        AND EQUITY STRATEGY PORTFOLIO    INCOME STRATEGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
What is the Portfolio's     Growth of capital and           Current income with growth of   Current income
investment goal?            conservation of principal       capital as a secondary
                                                            objective
------------------------------------------------------------------------------------------------------------------------
What principal investment   Fund of funds                   Fund of funds                   Fund of funds
strategy does the
Portfolio use to
implement its investment
goal?
------------------------------------------------------------------------------------------------------------------------

What are the Portfolio's    Allocation of assets among a    Allocation of assets among a    Allocation of assets
principal investment        combination of the SunAmerica   combination of the SunAmerica   among a combination of
techniques?                 Focused Series, Inc. and        Focused Series, Inc. and        the SunAmerica Focused
                            SunAmerica Income Funds,        SunAmerica Income Funds,        Series, Inc. and
                            investing in equity and fixed   investing in equity and fixed   SunAmerica Income Funds,
                            income securities.              income securities. At least     investing in equity and
                                                            80% of the Underlying Fund's    fixed income securities. At
                                                            combined net assets, plus       least 80% of the Underlying
                                                            any borrowing for investment    Fund's combined net assests,
                                                            purposes, will be invested      plus borrowings, will be
                                                            in fixed income and equity      invested in fixed income
                                                            securities.                     securities.
------------------------------------------------------------------------------------------------------------------------

What are the Underlying     o Equity securities             o Equity securities             o Equity securities
Funds' principal            o Bonds/fixed income            o Bonds/fixed income            o Bonds/fixed income
investments?                  securities                      securities                      securities
                            o Foreign securities            o Foreign securities
------------------------------------------------------------------------------------------------------------------------

What other types of         o Short-term investments        o Short-term investments        o Short-term investments
securities may the          o Defensive investments         o Defensive investments         o Defensive investments
Underlying Funds normally   o Options and futures           o Options and futures           o Options and futures
invest in as part of        o Special situations            o Special situations            o Special situations
efficient portfolio
management and which may
produce some income?
------------------------------------------------------------------------------------------------------------------------

What risks may affect the   Principal risks:                Principal risks:                Principal risks:
Portfolio (directly or by   o Management risk               o Management risk               o Management risk
investing in the            o Stock market volatility       o Stock market volatility       o Stock market volatility
Underlying Funds)?          o Bond market volatility        o Bond market volatility        o Bond market volatility
                            o Securities selection          o Securities selection          o Securities selection
                            o Foreign exposure              o Foreign exposure              o Non-diversification
                            o Non-diversification           o Non-diversification           o Interest rate fluctuations
                            o Prepayment                    o Interest rate fluctuations    o Credit quality
                            o Small and mid market          o Credit quality                o Prepayment
                              capitalization                o Prepayment
                                                                                            Non-principal risks:
                            Non-principal risks:            Non-principal risks:            o Small and mid market
                            o Interest rate fluctuations    o Small and mid market            capitalization
                            o Credit quality                  capitalization                o Foreign exposure
                            o Small and mid market          o Illiquidity                   o Illiquidity
                              capitalization                o Hedging                       o Hedging
                            o Emerging markets              o Derivatives                   o Derivatives
                            o Illiquidity
                            o Hedging
                            o Derivatives
------------------------------------------------------------------------------------------------------------------------

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      When deemed appropriate by an Adviser, an Underlying Fund may engage in
ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.

      A "GROWTH" ORIENTED Philosophy--that of investing in securities believed to offer the potential for long-term growth of capital--focuses on securities considered to have a historical record of above-average earnings growth rate; to have significant potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

      A "VALUE" ORIENTED Philosophy--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.

INFORMATION ABOUT THE UNDERLYING FUNDS

The following chart sets forth the principal investment strategies and techniques of the Underlying Funds in which the SunAmerica Focused Strategy Portfolios currently intend to invest. The Adviser may change the particular Underlying Funds from time to time:

                              PRINCIPAL
                              INVESTMENT
PORTFOLIO                      STRATEGY        PRINCIPAL INVESTMENT TECHNIQUES

Focused Large-Cap Growth   growth and        active trading of equity securities
 Portfolio                 focus             selected on the basis of growth
                                             criteria. At least 80% of the
                                             Portfolio's net assets plus any
                                             borrowing for investment purposes
                                             will be invested in large-cap
                                             companies.

Focused Multi-Cap Value    value and focus   active trading of equity securities
 Portfolio                                   selected on the basis of value
                                             criteria, without regard to market
                                             capitalization.

Focused Small-Cap Growth   growth and        active trading of equity securities
 Portfolio                 focus             selected on the basis of growth
                                             criteria. At least 80% of the
                                             Portfolio's net assets plus any
                                             borrowing for investment purposes
                                             will be invested in small-cap
                                             companies with characteristics
                                             similar to those contained in the
                                             Russell 2000 Growth Index.

Focused Large-Cap Value    value and focus   active trading of equity securities
 Portfolio                                   selected on the basis of value
                                             criteria. At least 80% of the
                                             Portfolio's net assets plus any
                                             borrowing for investment purposes
                                             will be invested in large-cap
                                             companies.

Focused Mid-Cap            growth and        active trading of equity securities
 Growth Portfolio          focus             selected on the basis of growth
                                             criteria. At least 80% of the
                                             Portfolio's net capital assets plus
                                             any borrowing for investment
                                             purposes will be invested in
                                             mid-cap companies.

Focused Multi-Cap Growth   growth and        active trading of equity securities
 Portfolio                 focus             selected on the basis of growth
                                             criteria, without regard to market
                                             capitalization.

Focused Small-Cap Value    value and focus   active trading of equity securities
 Portfolio                                   selected on the basis of value
                                             criteria. At least 80% of the
                                             Portfolio's net assets plus any
                                             borrowing for investment purposes
                                             will be invested in small-cap
                                             companies with characteristics
                                             similar to those contained in the
                                             Russell 2000 Value Index.

Focused Growth and         growth, value     active trading of equity securities
 Income Portfolio          and focus         selected to achieve a blend of
                                             growth companies, value companies
                                             and companies that the advisers
                                             believe have elements of growth and
                                             value, issued by large-cap
                                             companies, including those that
                                             offer the potential for a
                                             reasonable level of current income.
                                             Each adviser may emphasize either a
                                             growth orientation or a value
                                             orientation at any particular time.

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

      A FOCUS strategy is one in which an investment manager actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios. Each adviser of an Underlying Fund that employs a Focused Strategy will invest in up to ten securities, and each "Focused" Underlying Fund will hold up to a total of 30 securities. Each adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Strategy.

      MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

      The strategy of "INTERNATIONAL" INVESTING that the Focused Equity Portfolio follows, involves investing in at least three countries outside of the United States, and may incorporate, in any combination, elements of value investing, growth investing, and country allocation.

                          PRINCIPAL
                          INVESTMENT
PORTFOLIO                  STRATEGY           PRINCIPAL INVESTMENT TECHNIQUES

Focused Mid-Cap         value and       active trading of equity securities
 Value Portfolio        focus           selected on the basis of value criteria.
                                        At least 80% of the Portfolio's net
                                        assets plus any borrowing for investment purposes will be invested in mid-cap companies.

Focused International   international   active trading of equity securities and
 Equity Portfolio       and focus       other securities with equity
                                        characteristics of non-U.S. issuers
                                        located in countries throughout the
                                        world and selected without regard to
                                        market capitalization at the time of
                                        purchase. At least 80% of the
                                        Portfolio's net assets plus any
                                        borrowing for investment purposes will
                                        be invested in equity securities.

Core Bond Fund          fixed income    active trading of investment-grade
                        investing       fixed-income securities, or in
                                        securities issued or guaranteed by the
                                        U.S. government and mortgage-backed or
                                        asset-backed securities without regard
                                        to the maturities of such securities. At least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in bonds.

U.S. Government         fixed income    active trading of securities of high
 Securities Fund        investing       credit quality issued or guaranteed by
                                        the U.S. government, or any agency or
                                        instrumentality thereof without regard
                                        to the maturities of such securities. At least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in such securities.

GNMA Fund               fixed income    active trading of mortgage-backed
                        investing       securities of high credit quality issued
                                        or guaranteed by the Government National
                                        Mortgage Association (GNMA) without
                                        regard to the maturities of such
                                        securities. At least 80% of the Fund's
                                        net assets plus any borrowing for
                                        investment purposes will be invested in
                                        such securities.

High Yield Bond Fund    fixed income    active trading of below-investment grade
                        investing       U.S. and foreign junk bonds (rated below
                                        Baa by Moody's and below BBB by S&P)
                                        without regard to the maturities of such securities and bank debt. At least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in such below-investment grade bonds.

Strategic Bond Fund     fixed income    active trading of a broad range of
                                        bonds, including both investment grade
                                        and non-investment grade U.S. and
                                        foreign bonds (which may include "junk
                                        bonds"), U.S. Government and agency
        `                               obligations and mortgage-backed
                                        securities, without regard to the
                                        maturities of such securities. Under
                                        normal market conditions, at least 80%
                                        of the Fund's net assets plus any
                                        borrowing for investment purposes will
                                        be invested in bonds

                                                                              31

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GLOSSARY

      The two best-known DEBT RATING AGENCIES are Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc. "INVESTMENT GRADE" refers to any security rated "BBB" or above, by Standard & Poor's or "Baa" or above by Moody's, or determined to be of comparable quality by the adviser to the Underlying Fund.

INVESTMENT TERMINOLOGY

A FUND OF FUNDS strategy is an investment strategy in which the assets of the fund are invested in shares of other mutual funds. A fund of funds investment strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

GROWTH OF CAPITAL is growth of the value of an investment.

CONSERVATION OF PRINCIPAL is a goal which aims to invest in a manner that tries to protect the value of your investment against market movements and other economic events.

CURRENT INCOME is money that is received on an ongoing basis from investments.

A BALANCED PORTFOLIO is comprised of a balanced mix of debt (bonds and other fixed income securities) and equity securities.

BONDS AND OTHER FIXED INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An INVESTMENT GRADE fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the adviser to the Underlying Fund). A HIGH YIELD bond (commonly known as "junk bond") is a high risk bond that does not meet the credit quality standards of investment grade securities.

EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.

CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.

The strategy of "FIXED INCOME INVESTING" includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant--particularly with respect to the issuers of high-yield, high-risk bonds--the strength of the underlying issuer.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depository Receipts ("ADRS") or other similar securities that convert into foreign securities such as European Depository Receipts ("EDRS") and Global Depository Receipts ("GDRS").

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in FOREIGN INVESTMENT COMPANIES, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the adviser to the Underlying Fund will not invest in such investment companies unless, in its judgment, the potential benefits justify the payment of any associated fees and expenses.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide the Portfolios or the Underlying Funds, as the case may be, with sufficient liquidity to meet redemptions and cover expenses. The Portfolios may only invest in U.S. government securities and commercial paper as short-term investment.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. The Underlying Funds will make temporary defensive investments in response to adverse market, economic, political or other conditions. Each Portfolio may also make temporary defensive investments, but only in securities qualifying as short-term investments. When the Portfolio or the Underlying Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goal.

32

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A DERIVATIVE is a financial instrument, such as an option or a future, whose value is based on the performance of an underlying asset or an external benchmark, such as an index.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A SPECIAL SITUATION arises when, in the opinion of the adviser to the Underlying Fund, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

LARGE-CAP COMPANIES AND MID-CAP COMPANIES generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter.

SMALL-CAP COMPANIES generally will be companies that have been in business for a shorter period of time.

CAPITAL APPRECIATION is growth of the value of an investment.

PRESERVATION OF CAPITAL means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

ASSET-BACKED SECURITIES issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.

MORTGAGE-BACKED SECURITIES directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.

SHORT-TERM MONEY MARKET INSTRUMENTS include short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Strategy with sufficient liquidity to meet redemptions and cover expenses.

THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. Government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues. Shares of the Portfolio itself are not guaranteed or insured by the U.S. government or any government entity.

A ZERO-COUPON SECURITY is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

                                                                              33

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--------------------------------------------------------------------------------

RISK TERMINOLOGY

STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in an Underlying Fund's portfolio and consequently the value of a Portfolio.

BOND MARKET VOLATILITY: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in an Underlying Fund's portfolio and consequently the value of a Portfolio.

SECURITIES SELECTION: A strategy used by the Portfolios, or securities selected by the advisers to the Underlying Funds, may fail to produce the intended return.

NON-DIVERSIFICATION: Each SunAmerica Focused Strategy Portfolio is non-diversified and will take concentrated positions on a small number of investments (e.g., investing in the Underlying Funds). As a result, its performance may be affected more by a decline in the market price of one such investment than would be the case if the SunAmerica Focused Strategy were more diversified. However, the Underlying Funds are generally diversified mutual funds.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

DERIVATIVES: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the portfolio manager uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or in exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

MANAGEMENT RISK: Each Portfolio is subject to the risk that the Adviser's selection of the Underlying Funds, and the allocation and reallocation of Portfolio assets among the Underlying Funds, may not produce the desired result.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time or price that the seller would like.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating (especially an issuer of high yield bonds) will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

CURRENCY VOLATILITY: The value of a Portfolio's foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

EMERGING MARKETS: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates an Underlying Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by an Underlying Fund may exhibit price characteristics of longer-term debt securities.

PORTFOLIO MANAGEMENT

ADVISER. AIG SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser"), which was organized in 1982 under the laws of Delaware, manages, advises and/or administers assets in excess of $44.7 billion as of December 31, 2005. SunAmerica manages each SunAmerica Focused Strategy Portfolio, supervises the daily business affairs of each SunAmerica Focused Strategy Portfolio and provides various administrative services to each SunAmerica Focused Strategy Portfolio. In addition, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, AIG Series Trust, Seasons Series Trust, VALIC Company I, VALIC Company II, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Equity Funds, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., and SunAmerica Series Trust.

For each SunAmerica Focused Strategy Portfolio, SunAmerica is responsible for decisions to select Underlying Funds and to allocate and reallocate SunAmerica Focused Strategy assets among the Underlying Funds.

For the fiscal year ended October 31, 2005, each Portfolio paid SunAmerica an annual fee of 0.10% as a percentage of average daily net assets.

Steve Schoepke, Vice President at SunAmerica, is primarily responsible for the day-to-day management of the Focused Strategy Portfolios. In addition to his management responsibilities, Mr. Schoepke is head of SunAmerica's Research and Product Development group and is responsible for conducting due diligence and selecting investment managers for SunAmerica advised mutual funds. Prior to joining SunAmerica in 1997, Mr. Schoepke was Vice President and Senior Analyst with Moody's Investors Services' managed funds and derivatives group. Previously he was an Investment Company Analyst for Lipper Analytical Services, and before that he was an Associate Economist for the Investment Company Institute. He started his career in the investment industry as Economist for the Federal Home Loan Mortgage Corp. in Washington, D.C. Mr. Schoepke holds a Masters Degree in planning and land economics from the University of Wisconsin - Madison.

Please see below, under "Distributor," for additional information on distributor-related payments made by SunAmerica.

DISTRIBUTOR. AIG SunAmerica Capital Services, Inc. distributes each SunAmerica Focused Strategy Portfolio's shares. The Distributor, a SunAmerica company, receives the front-end and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of the Portfolios). This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of a Portfolio's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries described above. In addition, SunAmerica, the Distributor or their affiliates (including

                                                                              35

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--------------------------------------------------------------------------------

the Administrator) may make substantial payments to broker-dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as "revenue sharing." Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Funds managed and/or administered by SunAmerica. In some circumstances, those types of payments may relate to one or more Funds' inclusion on a financial intermediary's preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Funds' Class A, Class B and Class C 12b-1 plans. Payments by other affiliates are out of their own resources.

ADMINISTRATOR. AIG SunAmerica Fund Services, Inc. assists the SunAmerica Focused Strategy Portfolios' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, receives reimbursements from the Portfolios of its costs, which include all direct transfer agency fees and out-of-pocket expenses.

SunAmerica, the Distributor and Administrator are all located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, TX 77019.

LEGAL PROCEEDINGS. On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of the Adviser and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended (the "1940 Act"). Certain affiliated persons of AIG, including the Adviser and Distributor, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of
Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United State Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser and the Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective investment advisory or distribution services relating to the Portfolios.

36

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                                                                              37

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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for the Portfolios is intended to help you understand the Portfolios' financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for the Portfolios has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are incorporated by reference in the SAI, which is available upon request.

                                                           NET GAIN
                                                           (LOSS) ON
                                                            INVEST-
                                                 NET         MENTS        TOTAL      DIVIDENDS    DISTRI-    DISTRI-
                                NET ASSET      INVEST-       (BOTH         FROM       FROM NET    BUTIONS     BUTION
                                  VALUE         MENT       REALIZED      INVEST-      INVEST-    FROM NET    FROM NET    TOTAL
PERIOD                          BEGINNING      INCOME         AND          MENT         MENT     RETURN OF   REALIZED   DISTRI-
ENDED                           OF PERIOD     (LOSS)(1)   UNREALIZED)   OPERATIONS     INCOME     CAPITAL     GAINS     BUTIONS
------                          ---------     ---------   -----------   ----------   ---------   ---------   --------   -------
FOCUSED EQUITY STRATEGY PORTFOLIO
                                                            CLASS A
11/08/02-10/31/03(5) .........   $ 12.50      $  (0.03)     $  3.49      $   3.46    $  (0.02)     $  --      $  --     $(0.02)
10/31/04 .....................     15.94         (0.03)        0.76          0.73          --         --       (0.00)    (0.00)
10/31/05 .....................     16.67         (0.02)        2.22          2.20       (0.21)        --       (0.06)    (0.27)

                                                            CLASS B
11/08/02-10/31/03(5) .........   $ 12.50      $  (0.11)     $  3.46      $   3.35    $  (0.01)     $  --      $   --    $(0.01)
10/31/04 .....................     15.84         (0.13)        0.75          0.62          --         --       (0.00)    (0.00)
10/31/05 .....................     16.46         (0.15)        2.21          2.06       (0.10)        --       (0.06)    (0.16)

                                                            CLASS C+
11/08/02-10/31/03(5) .........   $ 12.50      $  (0.11)     $  3.45      $   3.34    $  (0.01)     $  --      $   --    $(0.01)
10/31/04 .....................     15.83         (0.13)        0.76          0.63          --         --       (0.00)    (0.00)
10/31/05 .....................     16.46         (0.13)        2.19          2.06       (0.10)        --       (0.06)    (0.16)

                                                            CLASS I
02/23/04-10/31/04(6) .........   $ 17.20      $  (0.03)     $ (0.50)     $  (0.53)   $     --       $ --      $   --    $   --
10/31/05 .....................     16.67         (0.01)        2.22          2.21       (0.23)        --       (0.06)    (0.29)
-------------------------------------------------------------------------------------------------------------------------------
FOCUSED MULTI-ASSET STRATEGY PORTFOLIO

                                                            CLASS A
11/08/02-10/31/03(5) .........   $ 12.50      $    0.02     $  2.58      $   2.60    $  (0.03)     $  --      $   --    $(0.03)
10/31/04 .....................     15.07           0.08        0.89          0.97       (0.05)        --       (0.00)    (0.05)
10/31/05 .....................     15.99           0.08        1.71          1.79       (0.22)        --       (0.01)    (0.23)

                                                            CLASS B
11/08/02-10/31/03(5) .........   $ 12.50      $  (0.06)     $  2.57      $   2.51    $  (0.02)     $  --      $   --    $(0.02)
10/31/04 .....................     14.99         (0.02)        0.89          0.87          --         --       (0.00)    (0.00)
10/31/05 .....................     15.86         (0.03)        1.68          1.65       (0.12)        --       (0.01)    (0.13)

                                                            CLASS C+
11/08/02-10/31/03(5) .........   $ 12.50      $  (0.06)     $  2.57      $   2.51    $  (0.02)     $  --      $   --    $(0.02)
10/31/04 .....................     14.99         (0.02)        0.89          0.87          --         --       (0.00)    (0.00)
10/31/05 .....................     15.86         (0.02)        1.68          1.66       (0.12)        --       (0.01)    (0.13)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                     RATIO OF
                                                                                        NET
                                                                     RATIO OF      INVESTMENT
                                                           NET       EXPENSES        INCOME
                                NET ASSET                 ASSETS         TO          (LOSS) TO
                                 VALUE,                   END OF       AVERAGE        AVERAGE
PERIOD                           END OF        TOTAL      PERIOD         NET            NET       PORTFOLIO
ENDED                            PERIOD      RETURN(2)    (000's)    ASSETS(4)(7)   ASSETS(4)(7)   TURNOVER
------                          ---------    ---------    ------    ------------   ------------   --------
FOCUSED EQUITY STRATEGY PORTFOLIO
                                                  CLASS A
11/08/02-10/31/03(5) .........  $ 15.94         27.72%  $  50,347     0.25%(3)      (0.25)%(3)        7%
10/31/04 .....................    16.67          4.60     161,243     0.19          (0.17)            2
10/31/05 .....................    18.60         13.28     184,509     0.20          (0.09)           13

                                                  CLASS B
11/08/02-10/31/03(5) .........  $ 15.84         26.81%  $  30,942     0.90%(3)      (0.90)%(3)        7%
10/31/04 .....................    16.46          3.93      94,156     0.85          (0.83)            2
10/31/05 .....................    18.36         12.58     113,602     0.87          (0.81)           13

                                                  CLASS C
11/08/02-10/31/03(5) .........  $ 15.83         26.73%  $  96,094     0.90%(3)      (0.90)%(3)        7%
10/31/04 .....................    16.46          4.00     263,636     0.82          (0.79)            2
10/31/05 .....................    18.36         12.58     298,568     0.84          (0.75)           13

                                                  CLASS I
02/23/04-10/31/04(6) .........  $ 16.67         (3.08)% $   5,741     0.15%(3)      (0.19)%(3)        2%
10/31/05 .....................    18.59         13.33       6,035     0.15          (0.08)           13
-----------------------------------------------------------------------------------------------------------
FOCUSED MULTI-ASSET STRATEGY PORTFOLIO

                                                  CLASS A
11/08/02-10/31/03(5) .........  $ 15.07         20.82%  $  57,362     0.25%(3)      0.16%(3)          0%
10/31/04 .....................    15.99          6.48     161,187     0.20          0.49              0
10/31/05 .....................    17.55         11.20     225,664     0.20          0.51              1

                                                  CLASS B
11/08/02-10/31/03(5) .........  $ 14.99         20.07%  $  41,762     0.90%(3)      (0.50)%(3)        0%
10/31/04 .....................    15.86          5.81      98,520     0.84          (0.14)            0
10/31/05 .....................    17.38         10.37     135,585     0.86          (0.17)            1

                                                  CLASS C +
11/08/02-10/31/03(5) .........  $ 14.99         20.07%  $ 113,247     0.90%(3)      (0.48)%(3)        0%
10/31/04 .....................    15.86          5.81     282,018     0.82          (0.12)            0
10/31/05 .....................    17.39         10.44     359,119     0.84          (0.11)            1
-----------------------------------------------------------------------------------------------------------

(1)   Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)   Annualized

(4) Net of the following expense reimbursements (recoupments) (based on average net assets):

                                                 10/31/03   10/31/04  10/31/05
                                                 --------   --------  --------
      Focused Equity Strategy A ..............     0.36%     (0.02)%   (0.01)%
      Focused Equity Strategy B ..............     0.42      (0.02)    (0.01)
      Focused Equity Strategy C+ .............     0.18       0.00     (0.01)
      Focused Equity Strategy I ..............       --       0.26      0.10
      Focused Multi-Asset Strategy A .........     0.25      (0.02)    (0.01)
      Focused Multi-Asset Strategy B .........     0.27      (0.02)    (0.02)
      Focused Multi-Asset Strategy C+ ........     0.12       0.00     (0.02)

(5)   Commencement of Operations

(6)   Inception date of class.

(7) Does not include Underlying Fund expenses that the Portfolios bear indirectly.

+ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

--------------------------------------------------------------------------------

                                                         NET GAIN
                                                         (LOSS) ON
                                                          INVEST-
                                               NET         MENTS        TOTAL     DIVIDENDS    DISTRI-    DISTRI-
                                NET ASSET    INVEST-       (BOTH        FROM       FROM NET    BUTIONS     BUTION
                                  VALUE       MENT       REALIZED      INVEST-     INVEST-    FROM NET    FROM NET     TOTAL
PERIOD                          BEGINNING    INCOME         AND          MENT        MENT     RETURN OF   REALIZED    DISTRI-
ENDED                           OF PERIOD   (LOSS)(1)   UNREALIZED)   OPERATIONS    INCOME     CAPITAL     GAINS      BUTIONS
------                          ---------   ---------   -----------   ----------  ---------   ---------   --------  -----------
FOCUSED BALANCED STRATEGY PORTFOLIO

                                                            CLASS A
11/08/02-10/31/03(5) .....       $ 12.50     $  0.05      $  2.41      $   2.46   $  (0.06)     $  --         --    $ (0.06)(6)
10/31/04 .................         14.90        0.15         0.56          0.71      (0.20)        --      (0.00)     (0.20)
10/31/05 .................         15.41        0.18         1.23          1.41      (0.30)        --      (0.17)     (0.47)

                                                            CLASS B
11/08/02-10/31/03(5) .....       $ 12.50     $ (0.02)     $  2.39      $   2.37   $  (0.03)     $  --     $   --    $ (0.03)(6)
10/31/04 .................         14.84        0.05         0.56          0.61      (0.06)        --      (0.00)     (0.06)
10/31/05 .................         15.39        0.07         1.23          1.30      (0.20)        --      (0.17)     (0.37)

                                                            CLASS C+
11/08/02-10/31/03(5) .....       $ 12.50     $ (0.02)     $  2.40      $   2.38   $  (0.03)     $  --     $   --    $ (0.03)(6)
10/31/04 .................         14.85        0.06         0.56          0.62      (0.06)        --      (0.00)     (0.06)
10/31/05 .................         15.41        0.08         1.23          1.31      (0.20)        --      (0.17)     (0.37)
                                                            CLASS I
02/23/04-10/31/04(6) .....       $ 15.72     $  0.12      $ (0.32)     $  (0.20)  $  (0.11)     $  --     $   --    $ (0.11)
10/31/05 .................         15.41        0.17         1.24          1.41      (0.31)        --      (0.17)     (0.48)
-------------------------------------------------------------------------------------------------------------------------------
FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO

                                                            CLASS A
11/08/02-10/31/03(5) .....       $ 12.50     $  0.20      $  1.23      $   1.43   $  (0.18)     $  --     $   --    $ (0.18)
10/31/04 .................         13.75        0.33         0.25          0.58      (0.36)        --      (0.01)     (0.37)
10/31/05 .................         13.96        0.35         0.46          0.81      (0.37)        --      (0.31)     (0.68)

                                                            CLASS B
11/08/02-10/31/03(5) .....       $ 12.50     $  0.12      $  1.23      $   1.35   $  (0.11)     $  --     $   --    $ (0.11)
10/31/04 .................         13.74        0.24         0.23          0.47      (0.26)        --      (0.01)     (0.27)
10/31/05 .................         13.95        0.25         0.47          0.72      (0.28)        --      (0.31)     (0.59)

                                                            CLASS C+
11/08/02-10/31/03(5) .....       $ 12.50     $  0.13      $  1.22      $   1.35   $  (0.11)     $  --     $   --    $ (0.11)
10/31/04 .................         13.74        0.24         0.24          0.48      (0.26)        --      (0.01)     (0.27)
10/31/05 .................         13.95        0.25         0.47          0.72      (0.28)        --      (0.31)     (0.59)

                                                            CLASS I
07/06/04-10/31/04(6) .....       $ 13.86     $  0.06      $  0.11      $   0.17   $  (0.07)     $  --     $   --    $ (0.07)
10/31/05 .................         13.96        0.35         0.47          0.82      (0.38)        --      (0.31)     (0.69)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                     RATIO OF
                                                                                        NET
                                                                      RATIO OF      INVESTMENT
                                                                      EXPENSES        INCOME
                                 NET ASSET                  NET          TO          (LOSS) TO
                                  VALUE,                  ASSETS       AVERAGE        AVERAGE
PERIOD                            END OF        TOTAL     END OF         NET            NET         PORTFOLIO
ENDED                             PERIOD      RETURN(2)   PERIOD    ASSETS(4)(7)    ASSETS(4)(7)     TURNOVER
------                           ---------    ---------  --------   ------------    ------------    ---------
FOCUSED BALANCED STRATEGY PORTFOLIO
                                                   CLASS A
11/08/02-10/31/03(5) .....       $   14.90      19.75%  $   54,459    0.25%(3)         0.43%(3)          2%
10/31/04 .................           15.41       4.78      130,851    0.20             0.99              9
10/31/05 .................           16.35       9.23      144,668    0.19             1.10             14

                                                   CLASS B
11/08/02-10/31/03(5) .....       $   14.84      18.98%  $   48,183    0.90(3)        (0.20)%(3)         2%
10/31/04 .................           15.39       4.09      108,591    0.85             0.33              9
10/31/05 .................           16.32       8.47      114,867    0.85             0.44             14

                                                   CLASS C+
11/08/02-10/31/03(5) .....       $   14.85      19.06%  $  102,550    0.90(3)        (0.19)%(3)          2%
10/31/04 .................           15.41       4.16      198,590    0.84             0.38              9
10/31/05 .................           16.35       8.52      212,036    0.83             0.48             14

                                                   CLASS I
02/23/04-10/31/04(6) .....       $   15.41      (1.26)% $   13,304    0.15%(3)         0.75%(3)          9%
10/31/05 .................           16.34       9.22       14,889    0.15             1.08             14
-------------------------------------------------------------------------------------------------------------
FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO

                                                   CLASS A
11/08/02-10/31/03(5) .....       $   13.75      11.57%  $   26,426    0.25%(3)         1.64%(3)          6%
10/31/04 .................           13.96       4.22       38,251        0.22         2.40             17
10/31/05 .................           14.09       5.87       28,583        0.25         2.44             11

                                                   CLASS B
11/08/02-10/31/03(5) .....       $   13.74      10.88%  $   11,562    0.90(3)          1.02%(3)          6%
10/31/04 .................           13.94       3.44       16,053    0.90             1.70             17
10/31/05 .................           14.08       5.18       16,198    0.90             1.79             11

                                                   CLASS C+
11/08/02-10/31/03(5) .....       $   13.74      10.88%  $   21,880    0.90(3)          1.08%(3)          6%
10/31/04 .................           13.95       3.51       34,981    0.88             1.73             17
10/31/05 .................           14.08       5.18       29,116    0.90             1.80             11

                                                   CLASS I
07/06/04-10/31/04(6) .....       $   13.96       1.26%  $      101    0.15%(3)         1.03%(3)         17%
10/31/05 .................           14.09       5.97          108    0.15             2.54             11
-------------------------------------------------------------------------------------------------------------

(1)   Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)   Annualized

(4) Net of the following expense reimbursements (recoupments) (based on average net assets):

                                                   10/31/03  10/31/04     10/31/05
                                                   --------  --------     --------
Focused Balanced Strategy A ....................     0.21%    (0.03)%       0.00%
Focused Balanced Strategy B ....................     0.18     (0.02)       (0.01)
Focused Balanced Strategy C+ ...................     0.09      0.00        (0.01)
Focused Balanced Strategy I ....................       --      0.11         0.03
Focused Fixed Income and Equity Strategy A .....     0.53     (0.02)       (0.03)
Focused Fixed Income and Equity Strategy B .....     0.71     (0.02)       (0.00)
Focused Fixed Income and Equity Strategy C+ ....     0.52      0.01        (0.01)
Focused Fixed Income and Equity Strategy I .....      --      13.99        14.47

(5)   Commencement of Operations

(6)   Inception date of class.

(7) Does not include Underlying Fund expenses that the Portfolios bear indirectly.

+ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

--------------------------------------------------------------------------------

FOCUSED FIXED INCOME STRATEGY PORTFOLIO

                                                         NET GAIN
                                                         (LOSS) ON
                                                          INVEST-
                                               NET         MENTS        TOTAL     DIVIDENDS    DISTRI-    DISTRI-
                                NET ASSET    INVEST-       (BOTH        FROM       FROM NET    BUTIONS     BUTION
                                  VALUE       MENT       REALIZED      INVEST-     INVEST-    FROM NET    FROM NET     TOTAL
PERIOD                          BEGINNING    INCOME         AND          MENT        MENT     RETURN OF   REALIZED    DISTRI-
ENDED                           OF PERIOD   (LOSS)(1)   UNREALIZED)   OPERATIONS    INCOME     CAPITAL     GAINS      BUTIONS
------                          ---------   ---------   -----------   ----------  ---------   ---------   --------  -----------
                                                          CLASS A
11/08/02-10/31/03(5) .....       $ 12.50     $  0.30      $  0.46      $   0.76   $  (0.30)     $  --     $   --    $ (0.30)
10/31/04 .................         12.96        0.42         0.25          0.67       0.50         --       (0.11)     0.61
10/31/05 .................         13.02        0.43        (0.07)         0.36      (0.43)        --       (0.24)    (0.67)

                                                          CLASS B
11/08/02-10/31/03(5) .....       $ 12.50     $  0.23      $  0.46      $   0.69   $  (0.23)     $  --     $   --    $ (0.23)
10/31/04 .................         12.96        0.33         0.25          0.58       0.42         --       (0.11)     0.53
10/31/05 .................         13.01        0.35        (0.08)         0.27      (0.34)        --       (0.24)    (0.58)

                                                          CLASS C+
11/08/02-10/31/03(6) .....       $ 12.50     $  0.22      $  0.47      $   0.69   $  (0.23)     $  --     $    --   $ (0.23)
10/31/04 .................         12.96        0.31         0.27          0.58       0.43         --       (0.11)     0.54
10/31/05 .................         13.00        0.35        (0.07)         0.28      (0.34)        --       (0.24)    (0.58)

                                                CLASS A
11/08/02-10/31/03(5) .....       $ 12.96        6.35%     $ 8,400          0.25%(3)   2.52%(3)     66%
10/31/04 .................         13.02        5.29        8,921          0.25       3.27         55
10/31/05 .................         12.71        2.78       10,109          0.25       3.35         22

                                                CLASS B
11/08/02-10/31/03(5) .....       $ 12.96        5.69%     $ 6,033          0.90%(3)   1.94%(3)     66%
10/31/04 .................         13.01        4.61        8,157          0.90       2.62         55
10/31/05 .................         12.70        2.12        7,436          0.90       2.69         22

                                                CLASS C+
11/08/02-10/31/03(6) .....       $ 12.96        5.69%     $10,537          0.90%(3)   1.89%(3)     66%
10/31/04 .................         13.00        4.55       20,730          0.90       2.51         55
10/31/05 .................         12.70        2.20       14,010          0.90       2.68         22

(1)   Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)   Annualized.

(4) Net of the following expense reimbursements (recoupments) (based on average net assets):

                                                 10/31/03   10/31/04  10/31/05
                                                 --------   --------  --------
      Focused Fixed Income Strategy A ........     0.90      0.14       0.13
      Focused Fixed Income Strategy B ........     1.00      0.14       0.18
      Focused Fixed Income Strategy C+ .......     0.60      0.08       0.09

(5)   Commencement of Operations

(6)   Inception date of class.

(7) Does not include Underlying Fund expenses that the Portfolios bear indirectly.

+ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

--------------------------------------------------------------------------------

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

      ANNUAL AND SEMIANNUAL REPORTS. Contain financial statements. In the Portfolios' annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference, which means it is legally part of this prospectus.

You may obtain copies of these documents or ask questions about the Portfolios by contacting: AIG SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.sunamericafunds.com, or by calling your broker or financial advisor.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-557-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's website at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-07797

                                                        [AIG LOGO]  SUNAMERICA
                                                                    MUTUAL FUNDS

[AIG LOGO]  SUNAMERICA
            MUTUAL FUNDS

Distributed by:
AIG SunAmerica Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Investors should carefully consider the investment objectives, risks, charges and expenses of any mutual fund before investing. This and other important information is contained in the prospectus, which can be obtained from your financial adviser or from the AIG SunAmerica Sales Desk at 800-858-8850, ext.6003. Read the prospectus carefully before investing.

www.sunamericafunds.com

AAPRO - 2/06

                         SUNAMERICA FOCUSED SERIES, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 2006

Harborside Financial Center                              General Marketing and
3200 Plaza 5                                             Shareholder Information
Jersey City, New Jersey 07311                            (800) 858-8850

      SunAmerica Focused Series, Inc. (the "Fund") is a mutual fund consisting of seventeen different investment portfolios:

o     Focused Balanced Strategy        o     Focused Dividend Strategy
      Portfolio                              Portfolio

o     Focused Equity Strategy          o     Focused Fixed Income and
      Portfolio                              Equity Strategy Portfolio

o     Focused Fixed Income Strategy    o     Focused Growth and Income
      Portfolio                              Portfolio

o     Focused International Equity     o     Focused Large-Cap Growth
      Portfolio                              Portfolio

o     Focused Large-Cap Value          o     Focused Mid-Cap Growth
      Portfolio                              Portfolio

o     Focused Mid-Cap Value            o     Focused Multi-Asset Strategy
      Portfolio                              Portfolio

o     Focused Multi-Cap Growth         o     Focused Multi-Cap Value
      Portfolio                              Portfolio

o     Focused Small-Cap Growth         o     Focused Small-Cap Value
      Portfolio                              Portfolio

o     Focused Technology Portfolio

      Each Portfolio is managed by AIG SunAmerica Asset Management Corp. ("SunAmerica" or, where directly managing the assets of a Portfolio, the "Adviser"). The assets of each Portfolio, except the Focused Dividend Strategy Portfolio, are normally allocated to at least three investment advisers (each, an "Adviser"), each of which is independently responsible for advising its respective portion of the Portfolio's assets. The Advisers may include SunAmerica, and otherwise will consist of other professional investment advisers selected by SunAmerica subject to the review and approval of the Fund's Board of Directors. In choosing Advisers, SunAmerica will seek to obtain, within each Portfolio's overall objective, a distinct investment style.

      This statement of Additional Information relates only to twelve of the seventeen Portfolios of the Fund: Focused Large-Cap Growth Portfolio, Focused Small-Cap Growth Portfolio, Focused Multi-Cap Value Portfolio, Focused Mid-Cap Growth Portfolio, Focused Growth and Income Portfolio, Focused Technology Portfolio, Focused Large-Cap Value Portfolio, Focused Multi-Cap Growth Portfolio, Focused Mid-Cap Value Portfolio, Focused Dividend Strategy Portfolio, Focused Small-Cap Value Portfolio, and Focused International Equity Portfolio. Each Portfolio has distinct investment objectives and strategies.

      This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus dated February 28, 2006. To obtain a Prospectus free of charge, please call the Fund at (800) 858-8850. The Prospectuses are incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectuses. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectuses.

                                TABLE OF CONTENTS

                                                                           PAGE
THE FUND ...............................................................      5

INVESTMENT OBJECTIVES AND POLICIES .....................................      6

INVESTMENT RESTRICTIONS ................................................     47

DIRECTORS AND OFFICERS .................................................     50

ADVISERS, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR ...     61

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS ........................     63

PROXY VOTING POLICIES AND PROCEDURES ...................................     89

DISCLOSURE  OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES ..............     91

PORTFOLIO TRANSACTIONS AND BROKERAGE ...................................     95

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES ....................     99

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES ..................    110

EXCHANGE PRIVILEGE .....................................................    111

DETERMINATION OF NET ASSET VALUE .......................................    112

DIVIDENDS, DISTRIBUTIONS AND TAXES .....................................    113

RETIREMENT PLANS .......................................................    120

DESCRIPTION OF SHARES ..................................................    121

ADDITIONAL INFORMATION .................................................    123

FINANCIAL STATEMENTS ...................................................    128

APPENDIX ...............................................................      1

      No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectuses, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, SunAmerica, any Adviser or AIG

SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). This Statement of Additional Information and the Prospectuses do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                    THE FUND


      The Fund, organized as a Maryland corporation on July 3, 1996, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of seventeen Portfolios; each offering different classes, including Class A, Class B, Class C, Class I and Class Z shares. Class A and Class B shares of the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio and the Value Portfolio commenced offering on November 19, 1996. Class C of those Portfolios commenced offering March 6, 1997. Class A, Class B and Class C shares of the Large-Cap Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio and Small-Cap Value Portfolio commenced offering October 15, 1997. On March 31, 1998, the Directors approved the creation of the Focus Portfolio, which commenced offering on June 1, 1998. On December 1, 1998, Class C shares of each of the Portfolios except Focus Portfolio were redesignated as Class II shares. On April 1, 1999, the Large-Cap Blend Portfolio changed its name to the Focused Growth and Income Portfolio. On October 19, 1999, the Directors approved the creation of the Focused Value Portfolio, which commenced offering on November 1, 1999. Effective on February 28, 2001, the Focus Portfolio changed its name to the Focused Growth Portfolio and the Aggressive Growth Portfolio changed its name to the Multi-Cap Growth Portfolio. The Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Value Portfolio, Small-Cap Value Portfolio and Focused Growth Portfolio each also offer Class Z shares. The Class Z shares of the Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio commenced offering on April 1, 1998. The Class Z shares of the Focused Growth Portfolio commenced offering on April 1, 1999. On February 17, 2000, the Directors approved the creation of the Focused TechNet Portfolio, which commenced offering on May 1, 2000. The Class Z shares of the Focused TechNet Portfolio commenced offering on October 3, 2000. The Class X shares of the Focused Growth and Income Portfolio and Focused Multi-Cap Growth commenced offering on January 30, 2002 and August 1, 2002 respectively.

      On August 22, 2001, the Directors approved the renaming of the Value Portfolio to the Multi-Cap Value Portfolio, effective November 16, 2001, the creation of the Small-Cap Growth Portfolio, effective November 16, 2001, offering Classes A, B, II and I; and authorized Class I for all Portfolios. The Small-Cap Growth Portfolio was the survivor of a reorganization with Small Cap Growth Fund of North American Funds (the "Prior Small Cap Growth Fund"), which was consummated on November 16, 2001. The Directors also approved the creation of the Focused International Portfolio and authorized Classes A, B, II, I and Z; the Fund commenced offering Classes A, B and II on November 1, 2001. Class I of the Multi-Cap Value Portfolio commenced on November 16, 2001. On November 16, 2001, the International Equity Portfolio reorganized with the International Equity Fund of SunAmerica Equity Funds and three series of North American Funds. Shares of the International Equity Portfolio of the Fund are no longer offered.

      On April 11, 2002 the Board of Directors called a shareholder meeting for the purposes of reorganizing the Large Cap Growth Portfolio into the Focused Large-Cap Growth Portfolio, and the Mid-Cap Growth Portfolio into the Focused Multi-Cap Growth Portfolio. On April 11, 2002, the Board of Directors approved the renaming of certain portfolios of the Fund as follows: The Large-Cap Value Portfolio to the "Focused Large-Cap Value Portfolio," the Small-Cap Value Portfolio to the "Focused 2000 Value Portfolio", the

Multi-Cap Value Portfolio to the "SunAmerica Value Fund," the Small-Cap Growth Portfolio to the "Focused 2000 Growth Portfolio," the Multi-Cap Growth Portfolio to the "Focused Multi-Cap Growth Portfolio," the Focused Value Portfolio to the "Focused Multi-Cap Value Portfolio," the Focused International Portfolio to the "Focused International Equity Portfolio," and the Focused Growth Portfolio to the "Focused Large-Cap Growth Portfolio."

      On September 6, 2002, the Large-Cap Growth Portfolio and the Mid-Cap Growth Portfolio reorganized into the Focused Large-Cap Growth Portfolio and Focused Multi-Cap Growth Portfolios, respectively. Shares of the Large-Cap Growth and Mid-Cap Growth Portfolios are no longer offered. On October 30, 2003, the Directors approved the reorganization of the SunAmerica Value Fund into the SunAmerica Value Fund of SunAmerica Equity Funds. On October 30, 2003, the Directors approved the creation of the Focused Dividend Strategy Portfolio offering Classes A, B, II and I. The Focused Dividend Strategy Portfolio is the survivor of a reorganization with the Focused Dividend Strategy Portfolio of SunAmerica Equity Funds (the "Prior Focused Dividend Strategy Portfolio"), was consummated on February 20, 2004.

      At a meeting of the Board of Directors of the Fund held on October 30, 2003, the Board approved a name change for the Fund. Effective January 1, 2004, the name SunAmerica Style Select Series, Inc. is changed to SunAmerica Focused Series, Inc.

      On January 15, 2004, the Board of Directors approved the redesignation of Class II shares as Class C shares for each of the Portfolios, to be effective on February 20, 2004. On December 1, 2004, the Directors approved the establishment of the Focused Mid-Cap Growth Portfolio and the Focused Mid-Cap Value Portfolio which commenced offering on August 3, 2005. On December 1, 2004 the Board of Directors approved changing the names of the Focused 2000 Value Portfolio and the Focused 2000 Growth Portfolio to the Focused Small-Cap Value and the Focused Small-Cap Growth Portfolio, respectively.

      On August 30, 2005, the Board of Directors approved the liquidation of Class X shares of the Focused Growth and Income Portfolio and the Focused Multi-Cap Growth Portfolio.

                       INVESTMENT OBJECTIVES AND POLICIES

      The investment objective and policies of each of the Portfolios are described in the Fund's Prospectuses. Certain types of securities in which the Portfolios may invest and certain investment practices the Portfolios may employ, including those which are described under "More Information about the Portfolios - Investment Strategies" in the Prospectuses, are discussed more fully below. Unless otherwise specified, each Portfolio may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

TECHNOLOGY COMPANIES

      The Focused Technology Portfolio will invest, under normal market conditions, at least 80% of its total assets in companies whose principal businesses the Advisers believe will significantly benefit from advances or improvements in technology ("technology companies"). Many of the industries in which technology companies are found have exhibited and continue to exhibit rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market may be expected to grow with the market. The expansion of technology and its related industries, however, also provides a favorable environment for investment in small-cap to mid-cap companies. The Portfolio's investment policy is not limited to any minimum capitalization requirement and the Portfolio may hold securities without regard to the capitalization of the issuer.

      Companies in the rapidly changing fields of technology face special risks. For example, their products or services many not prove commercially successful or may become obsolete quickly. The value of the Focused Technology Portfolio's shares may be susceptible to factors affecting technology companies and to greater risk and market fluctuation than in investment in a corporation that invests in a broader range of portfolio securities not focus on any particular market segment. Technology companies may be subject to greater governmental regulation than many other companies and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these companies. Additionally, these companies may be subject to risks of developing technologies, competitive pressure and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

WARRANTS AND RIGHTS

      Each Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

CONVERTIBLE SECURITIES AND PREFERRED STOCKS

      Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, each a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

INVESTMENT IN SMALL, UNSEASONED COMPANIES

      As described in the Prospectuses, each Portfolio except for Focused Dividend Strategy Portfolio may invest in the securities of small companies having market capitalizations under $1.6 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

      Companies with market capitalization of $1.6 billion to $9.2 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile Large-Cap companies.

FOREIGN SECURITIES

      Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Each Fund, except for Focused Dividend Strategy Portfolio, is authorized to invest in foreign securities. A Portfolio may purchase securities issued by issuers in any country.

      Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs). Each Portfolio may also invest in securities of foreign issuers in the form of European Depositary Receipts
(EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The Portfolios may invest in non-US dollar denominated securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, each Portfolio may invest in securities denominated in other currency "baskets."

      Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can potentially provide higher rates of return to investors.

      The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

      Because the Portfolios may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Portfolios' shares may change on days when a shareholder will not be able to purchase or redeem shares.

INVESTMENT COMPANIES

      All of the Portfolios may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.

      Each Portfolio, except Focused Dividend Strategy Portfolio, may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The Portfolios also may invest in foreign investment companies that invest in such markets. Some of the countries in which the Portfolios invest may not permit direct investment by foreign investors such as the Portfolios. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Portfolios to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act. Under the 1940 Act, a Portfolio may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Portfolios will not invest in such investment companies unless, in the judgment of the Advisers, the potential benefits of such investments justify the payment of any associated fees and expenses.

      Additionally, the Portfolios except Focused Dividend Strategy Portfolio may invest in Passive Foreign Investment Companies ("PFICs"), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, income tax regulations may require the Portfolio to elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences.

FIXED INCOME SECURITIES

      The Portfolios, except Focused Dividend Strategy Portfolio, may invest in debt securities that the Advisers expect have the potential for capital appreciation and which are rated as low as "BBB" by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's"), or "Baa" by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of equivalent quality.

      The Portfolios may also invest up to 20% of its total assets in debt securities rated below "BBB" or "Baa" or, if unrated, determined by the Advisers to be of equivalent quality (junk bonds).

      Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

      The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

      "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or
Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

      Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Portfolios have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

RISKS OF INVESTING IN LOWER RATED BONDS

      As described above, debt securities in which the Portfolios may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by Standard & Poor's (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see Appendix.

      Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

      High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

      There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Portfolio may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Portfolio's portfolio securities than in the case of securities trading in a more liquid market.

      Ratings assigned by Moody's and Standard & Poor's to high yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds.

In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Portfolio's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

      Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

      The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

      As a result of all these factors, the net asset value of the Portfolio, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Portfolio to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

CORPORATE DEBT INSTRUMENTS

      These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate. The Portfolios may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year.

U.S. GOVERNMENT SECURITIES

      Each Portfolio, except Focused Dividend Strategy Portfolio, may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

      Such a Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the U.S. Obligations of the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the U.S.

      Such a Portfolio may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

MORTGAGE-BACKED SECURITIES

      Each Portfolio, except Focused Dividend Strategy Portfolio, may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as further discussed below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

      The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

      Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

      The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

      GNMA CERTIFICATES

      GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

      GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the FMHA, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

      FHLMC CERTIFICATES

      The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

      GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

      FNMA CERTIFICATES

      FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

      Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

      The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

      Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

      Another type of mortgage-backed security in which each Portfolio, with the exception of Focused Dividend Strategy Portfolio, may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

      Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

      Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

      Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.

      A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs that generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

      STRIPPED MORTGAGE-BACKED SECURITIES

      All Portfolios but Focused Dividend Strategy Portfolio may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which a Portfolio invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only U.S. government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Directors may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

CERTAIN ADDITIONAL RISK FACTORS RELATING TO HIGH-YIELD BONDS

      SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

      High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

      PAYMENT EXPECTATION

      High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

      LIQUIDITY AND VALUATION

      There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If a Portfolio is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Directors to value such Portfolio's investment Portfolio and the Portfolio's Directors may have to use a greater degree of judgment in making such valuations.

      ASSET-BACKED SECURITIES

      Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

      Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.

Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS

      Fixed income securities in which all Portfolios except Focused Dividend Strategy Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations.

LOAN PARTICIPATIONS

      Each Portfolio may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company's name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

      The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they cannot be sold within seven days.

SHORT-TERM DEBT SECURITIES

      In addition to its primary investments, each Portfolio, except as described below, may also invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in a Portfolio's portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). Focused Dividend Strategy Portfolio may invest in money market instruments pending investment in the stocks selected through its investment strategy and does not intend to invest any of its assets in fixed income securities. The types of short-term and temporary defensive investments in which a Portfolio may invest are described below:

MONEY MARKET SECURITIES

      Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit. In addition, Janus Capital Management LLC ("Janus") and T. Rowe Price Associates, Inc. ("T. Rowe Price") may invest idle cash of the assets of the Portfolios that they advise in money market mutual funds that they manage. Such an investment may entail additional fees.

COMMERCIAL BANK OBLIGATIONS

      Certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. A Portfolio may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). A Portfolio may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

SAVINGS ASSOCIATION OBLIGATIONS

      Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. A Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the FDIC.

COMMERCIAL PAPER

      Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. A Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Portfolio. See the Appendix for a description of the ratings. A Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which a Portfolio may invest includes variable amount master demand notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. In connection with master demand note arrangements, the Adviser, subject to the direction of the Directors, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

CORPORATE BONDS AND NOTES

      A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. A Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See the Appendix for a description of investment-grade ratings by Standard & Poor's and Moody's.

GOVERNMENT SECURITIES

      Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See "U.S. Government Securities" above. A Portfolio may also purchase securities issued or guaranteed by a foreign government, its agencies or instrumentalities. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

      A Portfolio may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

CORPORATE TRANSACTIONS INVOLVING PORTFOLIO COMPANIES OF FOCUSED DIVIDEND STRATEGY PORTFOLIO

      Focused Dividend Strategy Portfolio will employ a buy and hold strategy over the course of each month, which ignores market timing and rejects active management. The Adviser anticipates that the stocks held by Focused Dividend Strategy Portfolio will remain the same throughout the course of a month, despite any adverse developments concerning a particular stock, an industry, the economy or the stock market generally. In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities in Focused Dividend Strategy Portfolio's portfolio, the Portfolio generally will not alter its portfolio holdings in an active manner. For example, if as a result of a merger, a stock held in Focused Dividend Strategy Portfolio's portfolio is automatically exchanged for a stock of another company, Focused Dividend Strategy Portfolio will hold the newly acquired stock until such time as Focused Dividend Strategy Portfolio's entire portfolio is rebalanced; however, Focused Dividend Strategy Portfolio would not add to this position when it invests new cash flow. In the event that Focused Dividend Strategy Portfolio were to receive cash in exchange for its entire position in an issuer upon a corporate event, Focused Dividend Strategy Portfolio would not replace the issuer in its portfolio, but would hold one less stock for the balance of the calendar month.

DIVERSIFICATION

      Each Portfolio is classified as "non-diversified" for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent any such Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.

      Because each Focused Portfolio may invest in a limited number of issuers, the performance of particular securities may adversely affect the Portfolio's performance or subject the Portfolio to greater price volatility than that experienced by diversified investment companies. Each Portfolio intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Portfolio must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In the unlikely event application of Focused Dividend Strategy Portfolio's strategy would result in a violation of these requirements of the Code, it would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

      In the unlikely event application of a Portfolio's strategy would result in a violation of these requirements of the Code, the Portfolio would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

DERIVATIVES STRATEGIES

      Each Portfolio may write (i.e., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions except that Focused Dividend Strategy Portfolio does not intend to write call options on securities traded on foreign securities exchanges. After writing a call, up to 25% of the Fund's total assets may be subject to calls. All such calls written by the Fund must be "covered" while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

      In addition, the Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

      The Portfolios, except Focused Dividend Strategy Portfolio, may also write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

      Primarily for hedging purposes, and from time to time for income enhancement, each Portfolio, except as described below, may use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. government securities (together, "Futures"); Forward Contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by a Portfolio will normally be listed on either (1) a national securities or commodities exchange or (2) over-the-counter markets. However, each such Portfolio may also buy and sell options and Futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Portfolio to engage in such transactions may be limited. Derivatives may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's securities resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked. Focused Dividend Strategy Portfolio does not intend to use Forward Contracts on foreign currencies, call and put options on foreign currencies or foreign currency Futures Contracts.

      For each Portfolio except Focused Dividend Strategy Portfolio, forward foreign currency exchange contracts, currency options and currency swaps may be entered into for non-hedging purposes when an Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. These Portfolios may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, a Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of a Portfolio's total assets in the case of non-bona fide hedging transactions. Each such Portfolio may enter into currency swaps. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will segregate, cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio's obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Portfolio's borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

      EURODOLLAR INSTRUMENTS

      If and to the extent authorized to do so, a Portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

      A Portfolio's use of Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures (currently no Portfolio uses this strategy); (ii) write calls on that currency or on such Futures; or
(iii) enter into Forward Contracts on foreign currencies at a lower rate than the spot ("cash") rate. Focused Dividend Strategy Portfolio does not intend to use this strategy. Additional information about the derivatives the Portfolio may use is provided below.

OPTIONS

      OPTIONS ON SECURITIES

      As noted above, each Portfolio may write, and may purchase, call and put options (including yield curve options) on equity and debt securities except that Focused Dividend Strategy Portfolio does not intend to engage in yield curve options or options on debt securities. Each Portfolio may write puts and calls, or purchase put options only if the Portfolio owns the underlying security.

      When a Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A portfolio has retained the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

      To terminate its obligation on a call it has written, the Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Portfolio retains the underlying security and the premium received. If the Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

      When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

      A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

      A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

      When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

      Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

      When writing put options on securities, to secure its obligation to pay for the underlying security, a fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a fund to take delivery of the underlying security against payment of the exercise price. A fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      Each Portfolio except Focused Dividend Strategy Portfolio may use spread transactions for any lawful purpose consistent with the Portfolio's investment objective. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

      OPTIONS ON FOREIGN CURRENCIES

      Each Portfolio except Focused Dividend Strategy Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Portfolio) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by the Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

      As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. The Portfolios may be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

      OPTIONS ON SECURITIES INDICES

      As noted above under "Derivatives Strategies," the Portfolios may write, and each Portfolio may purchase, call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

FUTURES AND OPTIONS ON FUTURES

      FUTURES

      Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Portfolio's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

      Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

      Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

      As noted above, each Portfolio except Focused Dividend Strategy Portfolio may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

      Conversely, the Portfolios could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      OPTIONS ON FUTURES

      As noted above, the Portfolios may write, and all the Portfolios may purchase, options on interest rate futures contracts, stock and bond index futures contracts, Forward Contracts and foreign currency futures contracts, (the Portfolios will not purchase or write options on foreign currency futures contracts. Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

      The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the Portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, the Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

FORWARD CONTRACTS ON FOREIGN CURRENCIES

      Each Portfolio except Focused Dividend Strategy Portfolio may engage in Forward Contracts on foreign currency. A Forward Contract on foreign currencies involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract on foreign currencies. The Portfolios do not intend to utilize Forward Contracts on foreign currencies other than for bona fide hedging purposes.

      A Portfolio may use Forward Contracts on foreign currencies to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts on foreign currencies does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts on foreign currencies limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      A Portfolio may enter into Forward Contracts on foreign currencies with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract on foreign currencies, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared and the date on which such payments are made or received.

      A Portfolio may also use Forward Contracts on foreign currencies to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract on foreign currencies to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract on foreign currencies to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract on foreign currencies to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio, except for Focused Dividend Strategy Portfolio, may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

      The Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will segregate cash or liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts on foreign currencies entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract on foreign currencies price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract on foreign currencies price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

      The precise matching of the Forward Contract on foreign currencies amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract on foreign currencies is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts on foreign currencies involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

      Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      At or before the maturity of a Forward Contract on foreign currencies requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract on foreign currencies, requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract on foreign currencies under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The cost to a Portfolio of engaging in Forward Contracts on foreign currencies varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts on foreign currencies are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract on foreign currencies.

      Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

ADDITIONAL INFORMATION ABOUT OPTIONS

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Portfolios' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

      A Portfolio's ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or
(6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

      Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and are individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

      Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the Securities and Exchange Commission ("SEC"), OTC options purchased by a Portfolio and the amount of the Portfolio's obligation pursuant to an OTC option sold by the Portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

REGULATORY ASPECTS OF DERIVATIVES

      Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

      Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

POSSIBLE RISK FACTORS IN HEDGING

      Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

      If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the derivatives that is not offset by a reduction in the price of the debt securities purchased.

      When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

OTHER DERIVATIVES STRATEGIES

      In the future, each Portfolio may employ strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

ILLIQUID AND RESTRICTED SECURITIES

      No more than 15% of the value of a Portfolio's net assets determined as of the date of purchase may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, as described below).

      In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      For example, restricted securities that the Board of Directors, or the Adviser pursuant to guidelines established by the Board of Directors, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, INTER ALIA, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

      Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Advisers to take into account the same factors described above for other restricted securities and require the Advisers to perform the same monitoring and reporting functions.

SHORT SALES

      The Portfolios, except Focused Dividend Strategy Portfolio, may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or liquid securities, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale.

      Each Portfolio, except Focused Dividend Strategy Portfolio, may make "short sales against the box." A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally, gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. A Portfolio may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales.

HYBRID INSTRUMENTS (INDEXED/STRUCTURED SECURITIES)

      Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

      Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

      The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

      Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

      Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

      Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

      The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS

      Each Portfolio may purchase or sell securities on a "when-issued" or "delayed delivery" basis and may purchase securities on a firm commitment basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will designate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise designate liquid assets in respect of securities sold on a delayed delivery basis.

      A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

      To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

      When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. One form of when-issued or delayed delivery security that each Portfolio may purchase is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date.

BORROWING AND LEVERAGE

      In seeking to enhance investment performance, each Portfolio may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the respective Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio's assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio's assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio's assets increase or decrease in value than would otherwise be the case. A Portfolio's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

LOANS OF PORTFOLIO SECURITIES

      Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

      Since voting or consent rights that accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

REVERSE REPURCHASE AGREEMENTS

      A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision.

DOLLAR ROLLS

      Each Portfolio may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will enter into only covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

      Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Portfolio is required to repurchase may be worth less than an instrument the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

STANDBY COMMITMENTS

      Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, COLLARS AND FLOORS

      In order to protect the value of portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolios' investments are traded, the Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as the Adviser will segregate assets with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. The Portfolio will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

      A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

      Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

      The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

SPECIAL SITUATIONS

      A "special situation" arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

      Each Portfolio may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Portfolio.

      Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

FUTURE DEVELOPMENTS

      Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectuses and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

                             INVESTMENT RESTRICTIONS

      The Fund has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. Each Portfolio may not:

      1. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry, except that Focused Dividend Strategy Portfolio may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investment would be selected according to its stock selection criteria. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

      2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities, and the Focused Dividend Strategy Portfolio may purchase and sell marketable securities secured by real estate and marketable securities that invest or deal in real estate for speculative purposes.

      3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectuses and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the CEA. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

      4.    Make loans to others except for (a) the purchase of debt securities;
(b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

      5. Borrow money, except that (i) each Portfolio may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes, (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

      6. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectuses and Statement of Additional Information, as they may be amended from time to time.

      7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

      The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Each Portfolio may not:

      8. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

      9. The Focused Dividend Strategy Portfolio may borrow money to purchase securities as set forth in the Prospectus and Statement of Additional Information and may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.

      10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to Forward Contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectuses and Statement of Additional Information, as they may be amended from time to time. Further, to the extent that an investment technique engaged in by Focused Dividend Strategy Portfolio requires pledging of assets, that Portfolio may pledge assets in connection with such transactions.

      11. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except (i) to the extent permitted by applicable law; and (ii) that T. Rowe Price and Janus may invest uninvested cash balances of their respective component of each Portfolio in money market mutual funds that it manages to the extent permitted by applicable law.

      12. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

      The Focused Technology Portfolio primarily invests in companies whose principal businesses are believed to be in a position to significantly benefit from advances or improvements in technology (previously defined as "technology companies"). Technology companies may be found in many different industries, and for purposes of investment restriction no. 1, "industry" is determined by reference to the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION, published by the Securities and Exchange Commission.

                             DIRECTORS AND OFFICERS

      The following table lists the Directors and executive officers of the Fund, their date of birth, current positions held with the Fund, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships held outside of the fund complex. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Money Market Funds, Inc. and the Fund. Unless otherwise noted, the address of each executive officer and Director is The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Disinterested Directors." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Directors."

DISINTERESTED DIRECTORS

-------------------------------------------------------------------------------------------------------------------------

                                                                                       Number of
                                                                                       Portfolios
                                                                                       in Fund
                         Position(s)       Term of Office    Principal                 Complex       Other
Name and                 Held with         and Length of     Occupations during        Overseen by   Directorships
Date of Birth            Fund              Time Served(1)    the last 5 years          Director(2)   Held by Director(3)
-------------------------------------------------------------------------------------------------------------------------
Jeffrey S. Burum         Director          2004 to Present   Founder and CEO of        42            None
DOB: February 27, 1963                                       National Housing
                                                             Development
                                                             Corporation (January
                                                             2000 to present);
                                                             Founder, Owner and
-------------------------------------------------------------------------------------------------------------------------


----------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Trustee's Retirement Plan as discussed on pages 39 and 40.


(2) The "Fund Complex" consists of all registered investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. ("FGF") (1 Fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. ("FGI") (1 Fund), Anchor Series Trust ("AST") (9 portfolios), AIG Series Trust (6 funds), SunAmerica Senior Floating Rate Fund, Inc. ("SASFR") (1 fund), VALIC Company I (33 portfolios) and VALIC Company II (15 portfolios), SunAmerica Series Trust (32 portfolios) and Seasons Series Trust (24 portfolios).


(3) Directorships of Companies required reporting to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

-----------------------------------------------------------------------------------------------------------------------

                                                                                     Number of
                                                                                     Portfolios
                                                                                     in Fund
                       Position(s)       Term of Office    Principal                 Complex       Other
Name and               Held with         and Length of     Occupations during        Overseen by   Directorships
Date of Birth          Fund              Time Served(1)    the last 5 years          Director(2)   Held by Director(3)
-----------------------------------------------------------------------------------------------------------------------
                                                           Partner of Colonies
                                                           Crossroads, Inc.
                                                           (January 2000 to
                                                           present); Owner and
                                                           Managing Member of
                                                           Diversified Pacific
                                                           Development Group, LLC
                                                           (June 1990 to present).
-----------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven   Director          2001 to Present   Retired.                  91            Director, A.G. Belo
DOB: October 6, 1945                                                                               Corporation (1992 to
                                                                                                   present); Director,
                                                                                                   Sysco Corporation
                                                                                                   (1996 to present);
                                                                                                   Director, Luby's,
                                                                                                   Inc. (1998 to
                                                                                                   present); Director,
                                                                                                   University of Texas
                                                                                                   Board of Regents,
                                                                                                   (2001 to present).
-----------------------------------------------------------------------------------------------------------------------
William F. Devin       Director          2001 to Present   Retired.                  91            Member of the Board
DOB: December 30,                                                                                  of Governors, Boston
1938                                                                                               Stock Exchange
                                                                                                   (1985-present).
-----------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat    Chairman of the   1996 to Present   Attorney, sole            52            Director, North
DOB: March 7, 1940     Board                               practitioner.                           European Oil Royalty
                                                                                                   Trust
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                                                                     Number of
                                                                                     Portfolios
                                                                                     in Fund
                       Position(s)       Term of Office    Principal                 Complex       Other
Name and               Held with         and Length of     Occupations during        Overseen by   Directorships
Date of Birth          Fund              Time Served(1)    the last 5 years          Director(2)   Held by Director(3)
-----------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman      Director          1996 to Present   Associate, Corcoran       52            None
DOB: May 10, 1943                                          Group (Real Estate)
                                                           (2003 to Present);
                                                           President and Member
                                                           of Managing Directors,
                                                           Beau Brummel - SoHo
                                                           LLC (Licensing of
                                                           Menswear specialty
                                                           retailing and other
                                                           activities) (June 1988
                                                           to present).
-----------------------------------------------------------------------------------------------------------------------
William J. Shea        Director          2004 to Present   President and CEO,        52            Chairman of the
DOB: February 9, 1948                                      Conseco, Inc.                           Board, Royal and
                                                           (Financial                              SunAlliance U.S.A.,
                                                           Services)(2001 to                       Inc., (March 2005 to
                                                           2004); Chairman of the                  present); Director,
                                                           Board of Centennial                     Boston Private
                                                           Technologies, Inc.                      Financial Holdings
                                                           (1998 to 2001); Vice                    (October 2004 to
                                                           Chairman, Bank Boston                   present).
                                                           Corporation (1993 to
                                                           1998).
-----------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

----------------------------------------------------------------------------------------------------------------------

                                        Term of                                            Number of
                                        Office                                             Portfolios
                                        and                                                in Fund       Other
                           Position(s)  Length                                             Complex       Directorships
Name and                   Held with    of Time   Principal Occupations                    Overseen by   Held by
Date of Birth              Fund         Served    During Past 5 Years                      Director(2)   Director(3)
----------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck(4)        Director     1996 to   President, CEO and Director, SAAMCo      100           None
DOB: January 23, 1954                   Present   (August 1995 to present); Director,
                                                  SACS (August 1993 to present;
                                                  President and CEO of AIG Advisor Group
                                                  (June 2004 to present.
----------------------------------------------------------------------------------------------------------------------


----------
(4) Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SAAMCo and Director of SACS.

OFFICERS


----------------------------------------------------------------------------------------------------------------------

                                                                                            Number of
                                                                                            Portfolios
                                                                                            in Fund      Other
                            Position(s)   Length                                            Complex      Directorships
Name and                    Held with     of Time           Principal Occupations           Overseen by  Held by
Date of Birth               Fund          Served            During Past 5 Years             Officer      Officer
----------------------------------------------------------------------------------------------------------------------
Vincent Marra               President     2004 to Present   Senior Vice President and       N/A          N/A
DOB: May 28, 1950                                           Chief Operating Officer,
                                                            SAAMCo (February 2003 to
                                                            Present); Chief
                                                            Administrative Officer, Chief
                                                            Operating Officer and Chief
                                                            Financial Officer, Carret &
                                                            Co. LLC (June 2002 to
                                                            February 2003); President and
                                                            Chief Operating Officer,
                                                            Bowne Digital Solutions (1999
                                                            to May 2002).
----------------------------------------------------------------------------------------------------------------------
Donna M. Handel             Treasurer     2002 to Present   Senior Vice President, SAAMCo   N/A          N/A
DOB: June 25, 1966                                          (December 2004 to present);
                                                            Vice President, SAAMCo
                                                            (August 1997 to December
                                                            2004); Assistant Treasurer,
                                                            SAAMCo (1993 to 2002).
----------------------------------------------------------------------------------------------------------------------
Gregory N. Bressler         Secretary     2005 to present   Senior Vice President and       N/A          N/A
DOB: November. 17, 1966                                     General Counsel, SAAMCo (June
                                                            2005 to present); Vice
                                                            President and Director of
                                                            U.S. Asset Management
                                                            Compliance, Goldman Sachs
                                                            Asset Management (June 2004
                                                            to June 2005); Deputy General
                                                            Counsel, Credit Suisse Asset
                                                            Management (June 2002 to June
                                                            2004): Counsel, Credit Suisse
                                                            Asset Management (January
                                                            2000 to June 2002).
----------------------------------------------------------------------------------------------------------------------

      The Directors of the Fund are responsible for the overall supervision of the operation of the Fund and the Portfolios and perform various duties imposed on directors of investment companies by the 1940 Act and under the Fund's Articles of Incorporation. Directors and officers of the Fund are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by SACS and other affiliates of AIG SunAmerica Inc.

      The Fund pays each Director who is not an interested person of the Fund or the Adviser, nor a party to any Management or Subadvisory Agreement (each a "Disinterested" Director) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Trustee receives a pro rata portion (based upon the Trust's net assets) of the $40,000 in annual compensation for acting as a director or trustee to all the retail funds in SAMF ($60,000 in annual compensation for the Chairman of the Board). In addition, each Disinterested Trustee received $20,000 in annual compensation for acting as trustee to AST ($30,000 in annual compensation for the Chairman of the Board). Each Disinterested Trustee receives an annual amount of $5,000 ($7,500 for the Chairman of the Board) per fund for serving as a Director to FGF and FGI. Also, each Disinterested Director of SASFR receives $900 per quarterly meeting attended ($1,350 for the Chairman of the Board). Each Disinterested Trustee of SAMF receives an additional $5,000 per attended quarterly meeting ($7,500 for the Chairman). Officers of the Trust receive no direct remuneration in such capacity from the Trust or the Funds.

      The Board of Directors has established four committees, i.e., Audit, Nominating Compensation, Ethics and Governance.

      Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Corporation's independent auditors; directing investigations into matters within the scope of the independent auditors' duties; reviewing with the independent auditors the audit plan and results of the audit; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $2,500 per meeting for serving on the Audit Committees of all of the SAMF, SASFR and AST. With respect to the Portfolio, each member of the Audit Committee receives a pro rata portion of the $2,500 per meeting, based on the relative net assets of the Portfolio. In addition, the Chairman receives an additional $5,000 in annual compensation. The Audit Committee met six times during the fiscal year ending October 31, 2005.

      In addition, two Disinterested Directors also serve on the Nominating and Compensation Committee. The Nominating and Compensation Committee recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. The Nominating and Compensation Committee does not normally consider candidates proposed by shareholders for election as Directors. Disinterested members of the Nominating and Compensation Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating and Compensation Committee. Each member of the Nominating and

Compensation Committee receives $500 ($250 per telephonic meeting) per meeting. In addition, the Chairman receives $600 per meeting ($300 per telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Funds, for serving as Chairman of the Nominating and Compensation Committee. There were two meetings of the Nominating and Compensation Committee during the fiscal year ending September 30, 2005.

      The Ethics Committee is responsible for applying the Code Ethics applicable to the Fund's Principle Executive Officer and Principal Accounting Officer (the "Code")to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the code, as appropriate. Members of the Ethics Committee receive an aggregate of $1,000 in annual compensation for serving on the Ethics Committee. Each member of the Ethics Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 per telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Ethics Committee. The Ethics Committee met one time during the fiscal year ending October 31, 2005.

      The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and to monitor and evaluate the functioning of the committees of the Board. Members of the Governance Committee receive an aggregate of $1,000 in annual compensation for serving on the Governance Committee. Each member of the Governance Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Governance Committee. The Governance Committee has met twice during the fiscal year ending on October 30, 2005..

      The Trustees of the SAMF, SASFR and AST have adopted the AIG SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Director/Trustee of any of the AIG SunAmerica Mutual Funds (an "Eligible Trustee") retires after reaching age 60 but before age 70, or who has at least 5 years of consecutive service after reaching age 65 but before 70, or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each AIG SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

DIRECTOR OWNERSHIP OF PORTFOLIO SHARES

The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2005.


DISINTERESTED DIRECTORS

-------------------------------------------------------------------------------------------------
                                                                         AGGREGATE DOLLAR RANGE
                                                                                   OF
                                                                        EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                                                                          COMPANIES OVERSEEN BY
                                  DOLLAR RANGE OF EQUITY                  DIRECTOR IN FAMILY OF
  NAME OF DIRECTOR          SECURITIES IN THE CORPORATION(1)              INVESTMENT COMPANIES(2)
-------------------------------------------------------------------------------------------------
William J.  Shea                           None                                    None
-------------------------------------------------------------------------------------------------
Dr. Judith L. Craven                       None                                    None
-------------------------------------------------------------------------------------------------
William F. Devin          Focused Large-Cap Growth $10,001-50,000            $50,001- 100,000
                            Focused 2000 Growth $10,001-50,000
                          Focused Large-Cap Value $10,001-50,000
                             Focused 2000 Value $10,001-50,000
-------------------------------------------------------------------------------------------------
Samuel M. Eisenstat        Focused Dividend Strategy $1 - 10,000             $10,001-$50,000
-------------------------------------------------------------------------------------------------
Stephen J. Gutman                        None                                   $1-$10,000
-------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS

-------------------------------------------------------------------------------------------------
                                                                         AGGREGATE DOLLAR RANGE
                                                                                   OF
                                                                        EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                                                                          COMPANIES OVERSEEN BY
                                   DOLLAR RANGE OF EQUITY                 DIRECTOR IN FAMILY OF
  NAME OF DIRECTOR            SECURITIES IN THE CORPORATION(1)           INVESTMENT COMPANIES(2)
-------------------------------------------------------------------------------------------------
Peter A. Harbeck(3)       Focused Large-Cap Growth - over $100,000            Over $100,000
                             Focused 2000 Value - over $100,000
                        Focused International Equity - over $100,000
-------------------------------------------------------------------------------------------------

----------
(1) Where a Portfolio is not listed with respect to a Director, the Director held no shares of the Portfolio.


(2)   Includes the SunAmerica Mutual Funds (37 funds), Anchor Series Trust
      (9 portfolios) and SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust ("SAST") (32 portfolios) and Seasons
      (24 portfolios).


(3)   Interested Director

-------------------------------------------------------------------------------------------------
                              Focused Equity $10,001 - $50,000
                          Focused Multi-Cap Growth - over $100,000
-------------------------------------------------------------------------------------------------

      The following table sets forth information summarizing the compensation of each Disinterested Director for his services as Director for the fiscal year ended October 31, 2004. Neither the Directors who are interested persons of the Fund nor any officers of the Fund receive any compensation.

                               COMPENSATION TABLE


---------------------------------------------------------------------------------------
                                          PENSION OR
                                          RETIREMENT                     TOTAL
                                          BENEFITS                       COMPENSATION
                           AGGREGATE      ACCRUED AS      ESTIMATED      FROM TRUST AND
                           COMPENSATION   PART OF         ANNUAL         FUND COMPLEX
                           FROM           CORPORATION'S   BENEFITS ON    PAID
DIRECTOR                   REGISTRANT     EXPENSES*       RETIREMENT**   TO TRUSTEES*
---------------------------------------------------------------------------------------
Jeffrey Burum              $   42,561                 -   $     55,844   $       71,917
---------------------------------------------------------------------------------------
Dr. Judith L. Craven ***   $   41,283     $      98,238   $    108,318   $      143,675
---------------------------------------------------------------------------------------
William F. Devin ***       $   43,180     $     147,630   $    105,321   $      163,567
---------------------------------------------------------------------------------------
Samuel M. Eisenstat        $   59,009     $      50,553   $    108,318   $      143,675
---------------------------------------------------------------------------------------
Stephen J. Gutman          $   42,823     $      42,592   $    134,982   $      103,650
---------------------------------------------------------------------------------------

William Shea               $   40,814                 -   $     62,545   $       98,233
---------------------------------------------------------------------------------------

* Information is as of October 31, 200 for the investment companies in the complex that pay fees to these Directors. The complex consists of the SAMF, FGF, FGI, AST, VALIC Company I and VALIC Company II.

** Assumes the Participant elects to receive benefits in 15 yearly installments for SAMF and AST Retirement Plans and 10 yearly installments for VALIC Company I and VALIC Company II Retirement Plans.

*** Mr. Devin, Mr. Burum and Dr. Craven are not Trustees of AST. Mr. Devin and Dr. Craven were elected to the SAMF and SASFR Board effective November 16, 2001.

      As of the date of this Statement of Additional Information, the Directors and Officers of the Fund owned in the aggregate less than 1% of each series and each class of each series' total outstanding shares.


      A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Portfolio. The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio Class' shares outstanding as of February 2, 2004:


-------------------------------------------------------------------------------------------------
PORTFOLIO NAME AND CLASS               HOLDER AND ADDRESS              PERCENTAGE OWNED OF RECORD
-------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Class A       SunAmerica Focused Equity       27% Owner of Record
                                       Strategy Portfolio Houston,
                                       TX 77019-2142
-------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Class A       SunAmerica Focused              13% Owner of Record
                                       Balanced Strategy Portfolio
                                       Houston, TX 77019-2142
-------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Class B       Merrill Lynch, Pierce, Fenner   7% Owner of Record
                                       & Smith, Inc.
                                       Jacksonville, FL 32246-6468
-------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Class C       CitiGroup Global Markets,       6% Owner of Record
                                       Inc. House Acct.
                                       333 W. 34th Street,
                                       New York, NY 10001-2402
-------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Class A       SunAmerica Focused Multi-       29% Owner of Record
                                       Asset Strategy Portfolio
                                       Houston, TX 77019-2142
-------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Class C       CitiGroup Global Markets,       5% Owner of Record
                                       Inc. House Acct.
                                       333 W. 34th Street,
                                       New York, NY 10001-2402
-------------------------------------------------------------------------------------------------
Focused Mid-Cap Growth Class A         SunAmerica Focused Equity       65% Owner of Record
                                       Strategy Portfolio, Houston,
                                       TX 77019-2142
-------------------------------------------------------------------------------------------------
Focused Mid-Cap Growth Class B         SunAmerica trust Co., as        6% Owner of Record
                                       Custodian, ECM Studios,
                                       FBO John E. Mejia
                                       1680 Vine Street, Ste 1110
                                       Hollywood, CA 90028-8808
-------------------------------------------------------------------------------------------------
Focused Mid-Cap Growth Class B         Pershing LLC                    6% Owner of Record
                                       P.O. Box 2052
                                       Jersey City, NJ 07303-2052
-------------------------------------------------------------------------------------------------
Focused Small-Cap Growth Class A       SunAmerica Focused Equity       10% Owner of Record
                                       Strategy Fund Houston, TX
                                       77019-2142
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Focused Small-Cap Growth Class A       SunAmerica Focused              17% Owner of Record
                                       Balanced Strategy Fund
                                       Houston, TX 77019-2142
-------------------------------------------------------------------------------------------------
Focused Small_Cap0 Growth Class C      CitiGroup Global Markets,       6% Owner of Record
                                       Inc. House Acct.
                                       333 W. 34th Street,
                                       New York, NY 10001-2402
-------------------------------------------------------------------------------------------------
Focused Growth and Income Class A      SunAmerica Focused Multi-       43% Owner of Record
                                       Asset Strategy Portfolio,
                                       Houston, TX 77019-7100
-------------------------------------------------------------------------------------------------
Focused Growth and Income Class B      CitiGroup Global Markets,       5% Owner of Record
                                       Inc. House Acct.
                                       333 W. 34th Street,
                                       New York, NY 10001-2402
-------------------------------------------------------------------------------------------------
Focused Growth and Income Class C      CitiGroup Global Markets,       8% Owner of Record
                                       Inc. House Acct.
                                       333 W. 34th Street,
                                       New York, NY 10001-2402
-------------------------------------------------------------------------------------------------
Focused Large-Cap Value Class A        SunAmerica Focused Equity       44% Owner of Record
                                       Strategy Fund. Houston, TX
                                       77019-7100
-------------------------------------------------------------------------------------------------
Focused Large-Cap Value Class A        SunAmerica Focused              22% Owner of Record
                                       Balanced Strategy Portfolio
                                       Houston, TX 77019-7100
-------------------------------------------------------------------------------------------------
Focused Large-Cap Value Class C        CitiGroup Global Markets,       8% Owner of Record
                                       Inc. House Acct.
                                       333 W. 34th Street,
                                       New York, NY 10001-2402
-------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Class A        SunAmerica Focused Multi-       34% Owner of Record
                                       Asset Strategy Fund.
                                       Houston, TX 77019-7100
-------------------------------------------------------------------------------------------------
Focused Mid-Cap Value Class A          SunAmerica Focused Equity       65% Owner of Record
                                       Strategy Fund. Houston, TX
                                       77019-7100
-------------------------------------------------------------------------------------------------
Focused Mid-Cap Value Class B          SunAmerica Asset                6% Owner of Record
                                       Management Corp.
                                       Harborside Financial Center,
                                       3200 Plaza 5, Jersey City, NJ
                                       07311
-------------------------------------------------------------------------------------------------
Focused Mid-Cap Value Class B          SunAmerica Trust Company        6% Owner of Record
                                       Co. Cust, Focus Financial
                                       Systems Inc. FBO Andrew J.
                                       Czerniak
                                       15293 80th Pl
                                       N. Maple Grove, MN 55311-
                                       2167
-------------------------------------------------------------------------------------------------
Focused Mid-Cap Value Class B          Pershing LLC                    11% Owner of Record
                                       P.O. Box 2052
                                       Jersey City, NJ 07303-2052
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Focused Mid-Cap Value Class C          SunAmerica Trust Co.            5% Owner of Record
                                       Custodian
                                       FBO Joseph E. Linman
                                       1805 Homer Street
                                       Metairie, LA 70005-3253
-------------------------------------------------------------------------------------------------
Focused Small-Cap Value Class A        SunAmerica Focused Equity       9% Owner of Record
                                       Strategy Fund Houston, TX
                                       77019-2142
-------------------------------------------------------------------------------------------------
Focused Small-Cap Value Class C        CitiGroup Global Markets,       6% Owner of Record
                                       Inc. House Acct.
                                       333 W. 34th Street,
                                       New York, NY 10001-2402
-------------------------------------------------------------------------------------------------
Focused Technology Class A             SunAmerica, Inc. Acct B         7% Owner of Record
                                       Attn: Noni Nwasike
                                       1 SunAmerica Centre
                                       Century City, CA 90067-6100
-------------------------------------------------------------------------------------------------
Focused International Equity Class A   SunAmerica Focused Equity       19% Owner of Record
                                       Strategy Fund Houston, TX
                                       77019-2142
-------------------------------------------------------------------------------------------------
Focused International Equity Class A   SunAmerica Focused Balanced     14% Owner of Record
                                       Strategy Fund Houston, TX
                                       77019-2142
-------------------------------------------------------------------------------------------------
Focused International Equity Class C   Merrill Lynch, Pierce, Fenner   6% Owner of Record
                                       & Smith, Inc.
                                       Jacksonville, FL 32246-6468
-------------------------------------------------------------------------------------------------
Focused Dividend Strategy Class B      CitiGroup Global Markets,       11% Owner of Record
                                       Inc. House Acct.
                                       333 W. 34th Street,
                                       New York, NY 10001-2402
-------------------------------------------------------------------------------------------------
Focused Dividend Strategy Class C      CitiGroup Global Markets,       21% Owner of Record
                                       Inc. House Acct.
                                       333 W. 34th Street,
                                       New York, NY 10001-2402
-------------------------------------------------------------------------------------------------

                     ADVISERS, PERSONAL SECURITIES TRADING,
                         DISTRIBUTOR AND ADMINISTRATOR

AIG SUNAMERICA ASSET MANAGEMENT CORP.

      SunAmerica, which was organized as a Delaware corporation in 1982, is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and acts as the investment manager to each of the Portfolios pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Fund, on behalf of each

Portfolio. SunAmerica is a wholly owned subsidiary of SunAmerica Inc., which in turn is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). As of December 31, 2005, SunAmerica managed and or administered approximately $44.7 billion of assets.

      AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management.

      Under the Management Agreement, and except as delegated to the Advisers under the Subadvisory Agreements (as defined below), SunAmerica manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. Any investment program undertaken by SunAmerica will at all times be subject to the policies and control of the Directors. SunAmerica also provides certain administrative services to each Portfolio.

      Except to the extent otherwise specified in the Management Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Fund and each of the Portfolios, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Portfolios and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information respecting the Portfolios, and supplements thereto, to the shareholders of the Portfolios; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Portfolios; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

      The annual rate of the investment advisory fees that apply to each Portfolio are set forth in the Prospectus.

      SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of the percentage of assets of the following share classes for each applicable Portfolio.

----------------------------------------------------------------------------------------
                                            OPERATING EXPENSES AT OR BELOW ANNUAL RATE
----------------------------------------------------------------------------------------
PORTFOLIO                                CLASS A   CLASS B   CLASS C   CLASS I   CLASS Z
----------------------------------------------------------------------------------------
Focused Technology Portfolio              1.97%     2.62%     2.62%       --       --
----------------------------------------------------------------------------------------
Focused International Equity Portfolio    1.95%     2.60%     2.60%       --       --
----------------------------------------------------------------------------------------
Focused Small-Cap Growth Portfolio        1.72%     2.37%     2.37%     1.62%      --
----------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio         1.72%     2.37%     2.37%       --       --
----------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio        1.72%     2.37%     2.37%       --       --
----------------------------------------------------------------------------------------
Focused Growth and Income Portfolio       1.72%     2.37%     2.37%       --       --
----------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio         1.72%     2.37%     2.37%       --       --
----------------------------------------------------------------------------------------
Focused Small-Cap Value Portfolio         1.72%     2.37%     2.37%       --       --
----------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio       0.95%     1.60%     1.60%       --       --
----------------------------------------------------------------------------------------
Focused Mid-Cap Growth Portfolio          1.72%     2.37%     2.37%     2.37%      --
----------------------------------------------------------------------------------------
Focused Mid-Cap Value Portfolio           1.72%     2.37%     2.37%     1.62%      --
----------------------------------------------------------------------------------------

      SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Portfolio until collection is probable, but appear as footnote disclosure to each Portfolio's financial statements. At such time as it appears probable that a Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period.

      The Management Agreement continues in effect with respect to each Portfolio, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the respective Portfolio's outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the respective Portfolio's outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

      Under the terms of the Management Agreement, SunAmerica is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

THE ADVISERS

      Each of the Advisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Directors and the supervision by SunAmerica, which pays the other Adviser's fees. The Advisers are as follows: Fred Alger Management, Inc. ("Alger"),, BAMCO, Inc. ("BAMCO"), Boston Partners Asset Management, LLC ("Boston Partners"), Credit Suisse Asset Management, LLC ("Credit Suisse"), Deutsche Asset Management, Inc. ("DAMI"), Dreman Value Management, L.L.C. ("Dreman"), Fund Asset Management, doing business as, Mercury Advisors ("Mercury"), Eagle Asset Management, Inc. ("Eagle"), , Harris Associates L.P. ("Harris"), Henderson Global Investors (North America), Inc. ("Henderson"), Janus Capital Management LLC ("Janus"), J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Keeley Asset Management Corp. ("Keeley"), Marsico Capital Management, LLC ("Marsico"), , Munder Capiptal Management ("Munder"), Navellier & Associates, Inc. ("Navellier"), Northern Trust Investments, N.A. ("Northern Trust"), Oberweis Asset Management, Inc. ("Oberweis"), Perkins, Wolf, McDonnell and Company LLC ("PWM"), RCM Capital Management LLC ("RCM"), Reich & Tang Asset Management, , Third Avenue Management LLC ("Third Avenue"), Thornburg Investment Management, Inc. ("Thornburg"), and TimesSquare Capital Management, L.L.C., and act as Advisers to certain of the Portfolios pursuant to various subadvisory agreements with SunAmerica. SunAmerica advises a portion of the Focused Multi-Cap Growth, Focused Small-Cap Value, Focused Large-Cap Value, Focused Growth and Income Portfolio and Focused Technology Portfolios and manages Focused Dividend Strategy Portfolio by itself.

                                                  PORTFOLIO MANAGEMENT
                                                  ALLOCATED AMONG THE FOLLOWING
              PORTFOLIO                           ADVISERS

Focused Dividend Strategy Portfolio               SunAmerica

Focused Growth and Income Portfolio               Thornburg
                                                  Marsico
                                                  SunAmerica

Focused International Equity Portfolio            Henderson
                                                  Harris
                                                  Marsico

Focused Large-Cap Growth Portfolio                Alger
                                                  Navellier
                                                  Marsico

Focused Large-Cap Value Portfolio                 Dreman Mercury SunAmerica

Focused Mid-Cap Growth Portfolio                  Eagle TimesSquare Munder

Focused Mid-Cap Value Portfolio                   Kinetics
                                                  Reich & Tang
                                                  Keeley

Focused Multi-Cap Growth Portfolio                Janus
                                                  SunAmerica
                                                  Credit Suisse

Focused Multi-Cap Value Portfolio                 Northern Trust
                                                  Third Avenue
                                                  J.P. Morgan

Focused Small-Cap Growth Portfolio                BAMCO
                                                  Oberweis
                                                  DAMI

Focused Small-Cap Value Portfolio                 Janus* (subcontracted to PWM)
                                                  Boston Partners
                                                  SunAmerica

Focused Technology Portfolio                      RCM
                                                  SunAmerica
                                                  BAMCO

----------
* Pursuant to an agreement between Janus and PWM, PWM manages Janus' portion of the Focused Small-Cap Value Portfolio.

      As described in the Prospectus, SunAmerica will initially allocate the assets of each Portfolio, except for Focused Strategy Dividend Portfolio, equally among the Advisers for that Portfolio, and subsequently allocations of new cash flow and of redemption requests will be made equally among the Advisers of each Portfolio unless SunAmerica determines, subject to the review of the Directors, that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The Fund expects that differences in investment returns among the portions of a Portfolio managed by different Advisers will cause the actual percentage of a Portfolio's assets managed by each Adviser to vary over time. In general, a Portfolio's assets once allocated to one Adviser will not be reallocated (or "rebalanced") to another Adviser for the Portfolio. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when deemed in the best interests of a Portfolio and its shareholders including when the assets managed by an Adviser exceed that portion managed by any other Adviser to the Portfolio. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.

      Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by SunAmerica to the Advisers for each Portfolio may vary according to the level of assets of each Portfolio. For the fiscal year ended October 31, 2005, SunAmerica paid fees to the Advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Portfolio:
Focused Small-Cap Growth Portfolio, 0.57%; Focused Multi-Cap Growth Portfolio, 0.37%; Focused Large-Cap Value Portfolio, 0.39%; Focused Small-Cap Value Portfolio, 0. 37%; Focused Mid-Cap Growth Portfolio; 0.51% Focused Large-Cap Growth Portfolio 0.40%; Focused Growth and Income Portfolio, 0.38%; Focused Multi-Cap Value Portfolio, 0.46%; Focused Technology Portfolio, 0.46%; Focused International Equity Portfolio, 0.52%; Focused Mid-Cap Value Portfolio, 0.49%.

              ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

      The portfolio managers primarily responsible for the day-to-day management of the Funds, as provided in the Prospectus ("Portfolio Managers"), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of October 31, 2005, is provided in the table below.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     OTHER ACCOUNTS
                                                                                (As of October 31, 2005)*
                                                     ------------------------------------------------------------------------------
                                                      Registered Investment        Pooled Investment
                                                            Companies                   Vehicles                Other Accounts
                                                     ------------------------------------------------------------------------------
                 Advisers/                             No. of        Assets      No. of        Assets        No. of       Assets
   Portfolio    Sub-Adviser     Portfolio Manager     Accounts    ($millions)   Accounts    ($millions)     Accounts    ($millions)
-----------------------------------------------------------------------------------------------------------------------------------
Focused            Alger       Dan Chung                 16         $ 4,519        2            $ 13           19         $ 942.7
Large-Cap     ---------------------------------------------------------------------------------------------------------------------
Growth           Navellier     Louis Navellier           0           None          1           $ 770            0           None
                               ----------------------------------------------------------------------------------------------------
                               Shawn Price               1           $ 885         2           $ 1,368          0           None
              ---------------------------------------------------------------------------------------------------------------------
                  Marsico      Thomas Marsico            34       $ 25,883.3       12         $ 1,415.4        209       $ 22,429.8
-----------------------------------------------------------------------------------------------------------------------------------
Focused        Credit Suisse   Leo Bernstein             10         $ 1,267        1           $ 141           28          $ 654
Multi-Cap                      ----------------------------------------------------------------------------------------------------
Growth                         Calvin Chung              10         $ 1,267        1           $ 196           28           $654
                               ----------------------------------------------------------------------------------------------------
                               Marian Pardo              11         $ 1,496        2           $18.5            4           $ 61
              ---------------------------------------------------------------------------------------------------------------------
                   Janus       Scott Schoelzel           14       $ 14,348.9       1           $ 33.1          11         $ 137.6
              ---------------------------------------------------------------------------------------------------------------------
                SunAmerica     Gregory S. Parker          0          None          0            None            0           None
-----------------------------------------------------------------------------------------------------------------------------------
Focused            Eagle       Bert Boksen               10         $ 1,698        0            None            0           None
Mid-Cap       ---------------------------------------------------------------------------------------------------------------------
Growth          TimesSquare    Tony Rosenthal and
                               Grant Babyak as team      2                         1          $54.33           25          $376.74
                               ----------------------------------------------------------------------------------------------------
                               Grant Babyak              7         $1,637.3        1          $545.79          63         $3,302.6
              ---------------------------------------------------------------------------------------------------------------------
                  Munder       Tony Dong                 7          $ 987.9        16         $ 462.6           7          $ 48.7
                               ----------------------------------------------------------------------------------------------------
                               Brian Matuszak            8         $ 1,077.9       19         $ 477.9          12          $ 55.8
                               ----------------------------------------------------------------------------------------------------
                               Andy Mui                  7          $987.9         16         $ 462.6           9          $ 47.7
-----------------------------------------------------------------------------------------------------------------------------------
Focused            BAMCO       Ronald Baron              7         $ 10,200        5           $ 156           54          $ 520
Small-Cap     ---------------------------------------------------------------------------------------------------------------------
Growth             DAMI        Robert Janis and          4          $ 3,771        1            $15             2          $ 424
                               Sam Dedio
              ---------------------------------------------------------------------------------------------------------------------
                 Oberweiss     James Oberweiss           11         $ 739.8        0            None           331        $ 908.8
-----------------------------------------------------------------------------------------------------------------------------------
Focused           Dreman       David Dreman              9          $ 9,815        2            $ 75            1         $ 4,600
Large-Cap     ---------------------------------------------------------------------------------------------------------------------
Value           SunAmerica     Steven Neimeth            10        $  815.3        0            None            0           None
              ---------------------------------------------------------------------------------------------------------------------
                  Mercury      Robert Doll               17        $ 7,794.4       6           $ 3,630.8        4         $ 773.1
-----------------------------------------------------------------------------------------------------------------------------------
Focused       Northern Trust   Stephen G. Atkins         2         $1,254.4        0            None            0           None
Multi-Cap     ---------------------------------------------------------------------------------------------------------------------
Value          Third Avenue    Martin Whitman            2          $ 6,806        0            None            0           None
                               ----------------------------------------------------------------------------------------------------
                               Ian Lapey                 4          $ 1,764        5           $ 105            0           None
              ---------------------------------------------------------------------------------------------------------------------
                J.P. Morgan    Jonathan Simon            14          $ 10,690      2           $ 2,580         27         $ 3,260
-----------------------------------------------------------------------------------------------------------------------------------
Focused          Kinetics      Peter B. Doyle            5           $ 762         2           $ 1,271          5         $ 1,795
Mid-Cap                        Murray Stahl
Value         ---------------------------------------------------------------------------------------------------------------------
               Reich & Tang    Vincent Sellecchia        2          $ 402.3        0            None            0           None
                               ----------------------------------------------------------------------------------------------------
                               J. Dennis Delafield       2          $ 402.3        0            None            0           None
                               ----------------------------------------------------------------------------------------------------
                               Team(1)                   2          $ 16.8         0            None            4         $ 1,274

              ---------------------------------------------------------------------------------------------------------------------
                  Keeley       John L. Keeley, Jr        2          $1,137         10          $ 263.3         907       $ 1,259.3
                               ----------------------------------------------------------------------------------------------------
                               John L. Keeley,  Jr.      0           None          0            None            8          $ 17.9
                               and Robert Becker
-----------------------------------------------------------------------------------------------------------------------------------
Focused             PWM        Robert Perkins            8         $ 8,195.6       0            None           15        $ 1,416.8
Small-Cap                      ----------------------------------------------------------------------------------------------------
Value                          Todd Perkins              3         $ 2,796.5       0            None            3         $ 938.5
              ---------------------------------------------------------------------------------------------------------------------
              Boston Partners  David Dabora              1           $414          0            None            3          $2,390
              ---------------------------------------------------------------------------------------------------------------------
                SunAmerica     Daniel Lew                0           None          0            None            0            None
-----------------------------------------------------------------------------------------------------------------------------------
Focused          Thornburg     Team(2)                   3          $6,800         25          $2,000         3,546       $ 4,900
Growth        ---------------------------------------------------------------------------------------------------------------------
and Income        Marisco      Thomas Marsico            34        $26,424.3       12        $ 1,415.4         209       $ 22,429.8
              ---------------------------------------------------------------------------------------------------------------------
                SunAmerica     Steven Neimeth            10           $898.2       0            None            0            None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     OTHER ACCOUNTS
                                                                                (As of October 31, 2005)*
                                                     ------------------------------------------------------------------------------
                                                      Registered Investment        Pooled Investment
                                                            Companies                   Vehicles                Other Accounts
                                                     ------------------------------------------------------------------------------
                 Advisers/                             No. of        Assets      No. of        Assets       No. of        Assets
   Portfolio    Sub-Adviser     Portfolio Manager     Accounts    ($millions)   Accounts    ($millions)     Accounts    ($millions)
-----------------------------------------------------------------------------------------------------------------------------------
Focused          Henderson     Stacey Navin and          0           None          14         $ 633.7           0           None
International                  Manraj Sekhorn
Equity        ---------------------------------------------------------------------------------------------------------------------
                  Harris       David Herro               6          $ 9,183        4          $ 4,871          11         $ 2,169
              ---------------------------------------------------------------------------------------------------------------------
                  Marsico      Jim Gendelman             14        $ 4,425.4       0            None            2         $ 143.7
-----------------------------------------------------------------------------------------------------------------------------------
Focused            BAMCO       Mitchell Rubin            3           $ 311         1            $ 5             0           None
Technology    ---------------------------------------------------------------------------------------------------------------------
                    RCM        Walter Price              7         $ 2,190.3       3           $ 65.7          19         $ 121.2
                               ----------------------------------------------------------------------------------------------------
                               Huachen Chen              7         $ 2,190.3       1           $ 52.7          18         $ 121.2
              ---------------------------------------------------------------------------------------------------------------------
                SunAmerica     Andrew Sheridan           7         $    18.8       0            None            0           None
-----------------------------------------------------------------------------------------------------------------------------------
Focused         SunAmerica     Paul Ma                   2         $   139.4       0            None            0           None
Dividend
Strategy
-----------------------------------------------------------------------------------------------------------------------------------

* Information for Navellier, Kinetics and Paul Ma of SunAmerica are as of December 31. 2005.

1     Reich and Tang's portfolio management team consists of Vincent Sellechia,
      J. Dennis Delafield, Charles W. Neuhauser and Donald Wang. Each member of the team shares joint decision making in selecting the securities which the portfolio will buy or sell.

2 Thornburg's portfolio management team consists of William V. Fried, CFA, Ed Maran, CFA and Connor Browne, CFA. Each member of the team shares joint decision making in selecting the securities which the portfolio will buy or sell.

           ADDITIONAL INFORMATION ON PORTFOLIO MANAGERS' COMPENSATION

ALGER

      Each Alger portfolio manager's compensation generally consists of salary, an annual bonus and payments under Alger's incentive compensation program. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that may change following an annual review. The annual bonus is a percentage of the base salary. The percentage is variable from year to year, and considers various factors, including: the firm's overall financial results and profitability; the firm's overall investment management performance; current year's and prior years' investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and the individual's leadership contribution within the firm.

      Incentive compensation is based on factors comparable to those considered in determining the annual bonus, is designed to retain key talent, and include a cash bonus payment and investments in Alger fund(s) selected by the portfolio manager that vest in increments over a period of time. The proportion of incentive compensation allocated to the cash bonus payment and to investments in Alger funds is subject to change. There is no difference between the method used to determine a portfolio manager's compensation with respect to the Fund and another account.

BAMCO

      Mr. Baron's compensation is fixed, based on a three year contract that expires February 28, 2006. A new multi-year contact is being negotiated. His compensation includes a fixed base salary and a bonus that is roughly equivalent to 40% of his base salary. The terms of his contract were based on Mr. Baron's role as the firm's founder, chief executive officer, chief investment officer and his position as portfolio manager to the majority of the firm's assets under management. Consideration was given to Mr. Baron's reputation, the long-term performance records of the funds under his management and the profitability of the firm. In addition to his cash compensation, Mr. Baron benefits from a line of credit that is guaranteed by Baron Capital.

      The compensation for Mr. Rubin includes a base salary and an annual bonus. His bonus is subjectively determined by the firm's chief executive officer and the firm's president. It is based on the assessment of Mr. Rubin's individual long-term investment performance, his respective overall contribution to the firm and the firm's profitability. In addition, Mr. Rubin owns equity in Baron Capital Group and is eligible for special bonuses based on the firm achieving its long-term growth and profitability objectives.

BOSTON PARTNER

      Portfolio manager compensation is comprised of a base salary and a discretionary incentive bonus. The primary factors with respect to the discretionary bonus are Investment performance measured relative to the appropriate indices for 1, 3 and 5 year periods, and the amount of the product's revenues. Boston Partners' Chief Executive Officer and Chief Investment Officer are responsible for determining bonus levels for portfolio managers. There is no difference in the Portfolio Manger's compensation with respect to the Fund and Other Accounts.

CREDIT SUISSE

      Credit Suisse's compensation to the portfolio managers of the Portfolios includes both a fixed base salary component and bonus component. The bonus component is composed of two parts, the first part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Portfolio and other accounts managed by a portfolio manager, business growth, teamwork, management, corporate citizenship, etc. The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Portfolio, for which the portfolio manager is responsible ("Performance Based Bonus"). Credit Suisse considers both the short-term (generally one-year) and long-term (generally three-years) performance of a portfolio manager relative to selected benchmarks in determining the portfolio manager's bonus. A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom stock are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. Like all Credit Suisse employees, portfolio managers participate in Credit Suisse's profit sharing and 401K plans.

DAMI

      DAMI's compensation philosophy is designed to offer investment professionals competitive short- and long-term compensation. Portfolio managers are paid a mix of base salary, bonus and long-term incentives that reward investment performance. Bonus compensation and long-term incentives comprise a greater proportion of compensation as employees move into more senior positions and higher compensation levels.

      In general, compensation for the Americas investment group is comprised of base salary and variable components linked to fund performance, individual contributions to the team, firm (Deutsche Asset Management), and parent (Deutsche Bank) financial results. Variable compensation may include cash bonus and a variety of long-term equity programs (usually in the form of Deutsche Bank equity). To evaluate our investment staff, we use the Relative Assessment Plan
(RAP). RAP is a key tool in retaining employees and attracting new ones. The Plan provides a clearer link between pay and objectively determined performance measures. For each investment position, a range of competitive compensation is determined through extensive market data surveys from well-known external compensation surveys. To evaluate the performance of each individual we place great emphasis on actual investment results while considering other factors such as team contributions as well as adherence to compliance, risk management, and "living the values" of Deutsche Asset Management. This discretionary component gives management the ability to reward other behaviors on a subjective basis.

      The ultimate objective is to link Deutsche Asset Management's goal of investment excellence to individual employee goals, while providing investment professionals, consultants and clients with consistency, transparency and accountability in performance measurement. Overall, the Plan supports our firm-wide goals: at least 65% of AUM in the first and second quartiles of comparable peer groups on a one-year basis (equal- and asset-weighted); no more than 10% of AUM in the fourth quartile, on a one-year basis (equal- and asset-weighted); sustained out performance versus benchmark. In addition, we measure and assess critical compliance, risk management and teamwork skills for each member of the Investment Group staff.

      The incentive plan's structure includes performance goals tailored for equity portfolio management and research analysis as follows: for equity portfolio managers, 50% of the performance assessment is based on model portfolio performance (effectively, the primary portfolio around which all accounts are run serves as the model); 30% on specified client portfolios and the individual's contribution to their success; and 20% on the general contribution to the team, flexibility and adherence to the firm's core values. Performance is reviewed for one and three years trailing, against both peer group and benchmark. for equity sector analysts (research), 40% of performance assessment depends on the performance of a model portfolio; 40% on individual performance of stocks under the individual analyst's coverage; and the remaining 20% based on how well the individual meets the core values of the firm.

      Overall, we believe the Relative Assessment Plan achieves a number of important objectives. It links compensation with performance (individual and group); it identifies measurable performance goals; it assesses individual performance based on the achievement of established objectives; it requires regular feedback during the year; and it provides management discretion as adjustments may be made to the proposed annual incentive award.

DREMAN

      The Portfolio has been advised that Dreman has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective Portfolio's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

      Dreman's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of Dreman's compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Portfolio's performance relative to its benchmark.

      Dreman's investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The subadvisor's membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the subadvisor's profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor's profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsior's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

      The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following quantitative factors: (1) relative ranking of the Portfolio's performance against its peers in the one, three and five year pre-tax investment performance categories. The Portfolio's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers; (2) relative performance of the Portfolio's performance against the pre-determined indices for the product strategy against which the Portfolio's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the Portfolio's benchmark index; (3) performance of the Portfolio as measured through attribution analysis models which analyses the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics. The qualitative facrtors used to determine an investment professional's compensation are: (1) ability to work well with other members of the investment professional team and mentor junior members; (2) contributions to the organizational overall success with new product strategies; (3) other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

EAGLE

      Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys. Mr. Boksen along with other Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term. Additional deferred compensation plans are also provided to key investment professionals. Mr. Boksen along with all employees receive benefits from Eagle's parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. There is no difference between the method used to determine Mr. Boksen's compensation with respect to the Fund and other Funds managed by Mr. Boksen. Mr. Boksen's additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I. Mr. Boksen also receives stock option awards as part of his annual Bonus. These stock option awards vest over a three year period. Mr. Boksen's compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted. Mr. Boksen's benchmarks for evaluation purposes includes Lipper Fund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

HARRIS

      The Portfolio's portfolio manager is compensated solely by Harris Associates L.P. ("Harris"). The compensation of portfolio managers, including the Fund's portfolio manager, is based on Harris' assessment of the individual's long-term contribution to the investment success of the firm and is structured as follows: (1) Base salary. The base salary is a fixed amount; (2) participation in a discretionary bonus pool. A discretionary bonus pool for each of Harris' domestic and international investment groups is divided among the senior level employees of each group and is paid out annually; (3) participation in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

      The determination of the amount of a portfolio manager's participation in the discretionary bonus pool and the compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of Harris' domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

      The quantitative factors considered in evaluating the contribution of portfolio managers include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the Fund and other accounts managed by the portfolio manager. The portfolio manager's compensation is not based solely on an evaluation of the performance of the Fund or the amount of Fund assets. Performance is measured in a number of ways, including by Fund, by other accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International EAFE (Europe, Australasia Far East) Index, and Harris' approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over one and three-year periods and on a pre-tax and after-tax basis to the extent such information is available.

      If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to Harris, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.

HENDERSON

      The following is a summary of the compensation received by Henderson's investment professionals for all accounts managed and not just for the Fund. Henderson's investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:
Pre-defined, objective, measurable investment performance; performance goals that are ambitious, but attainable; the plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio's risk return parameters.

      The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan. In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth.

      Some managers have the option to invest in a long-term incentive program that is based on the profitability of Henderson Global Investors. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly. A summary of the compensation package is as follows: Basic Salaries: in line with or better than the industry average; Short Term Incentive Bonus: the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary; Growth Equity Bonus Plan: the GEB is based on a team's contribution to a rise in profits, it is designed to reward profitable asset growth; Long Term Incentive
Plan: senior investment managers are able to invest part of their remuneration in a share scheme which is then matched by Henderson.

      Performance-related fees: for some funds, any performance related fee earned by the firm is shared with individuals generating that performance. If a performance-related fee applies, compensation is based solely on performance and its terms are made public in the fund's relevant disclosure document. Performance-related fees may vary from fund to fund but are typically measured over a one year period and compare the fund's returns to either (i) a peer group, (ii) an index or (iii) an absolute return

JANUS

      The following describes the structure and method of calculating the portfolio manager's compensation as of December 31, 2005.

      The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

      FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

      VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

      The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

      The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group. The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program. The Portfolio's Lipper peer group for compensation purposes are Large-Cap Growth funds.

J.P. MORGAN

      The Adviser's portfolio managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable bonus consisting of cash incentives, stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

      Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

      Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

KEELEY

      The portfolio managers are compensated with a fixed annual salary, as well as a profit sharing plan based on the company's profitability. Additionally, the portfolio managers receive customary employee benefits such as health insurance and a 401(k) plan. Mr. Keeley also receives compensation by virtue of his ownership interests in Keeley.

KINETICS

      Portfolio managers are compensated with a fixed base salary and a bonus. Bonuses are discretionary and are based on the manager's overall contribution to the firm. Bonuses are not tied to the performance of the manager's portfolios/accounts.

MARSICO

      MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

      Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

      Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM's Investment Team, contributions to MCM's overall investment performance, discrete securities analysis, and other factors. In addition to his salary and bonus, Mr. Marsico may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

MERCURY

      The portfolio manager compensation program of Fund Asset Management, Merrill Lynch Investment Managers and their affiliates, including Mercury (collectively, herein "MLIM") is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

COMPENSATION PROGRAM The elements of total compensation for MLIM portfolio managers are: fixed base salary, annual performance based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate - both up and down - with the relative pre-tax investment performance of the portfolios that they manage.

BASE SALARY Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

PERFORMANCE-BASED COMPENSATION MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

Due to Mr. Doll's unique position (as Portfolio Manager, President and Chief Investment Officer of MLIM, and Senior Vice President of Merrill Lynch & Co.), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in consideration of his incentive compensation but, given his multiple roles and the balance of the components of pay, the performance of his fund(s) is not the primary driver of his compensation. In addition, a portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of CLIENT FOCUS, RESPECT FOR THE INDIVIDUAL, TEAMWORK, RESPONSIBLE CITIZENSHIP and INTEGRITY. All factors are considered collectively by MLIM management.

CASH BONUS Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

STOCK BONUS A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of the Company. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

OTHER BENEFITS Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

MUNDER

      The compensation package for all members of Munder's portfolio management team consists of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of company equity interests. Munder also provides a competitive benefits package, including health and welfare benefits and retirement BENEFITS in the form of a 401(k) plan.

      Munder offers industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys. Members of the portfolio management team are eligible to earn a performance bonus. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 100% of base salary. Target bonuses for equity analysts typically range from 20 to 50% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 200% or more of salary. In determining portfolio manager bonuses, Munder considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to that account's benchmark index for the most recent one-year and three-year periods. The applicable benchmark for the Fund is the S&P MidCap 400 Index. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm's success.

      Members of the portfolio management team are also eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. Option shares typically vest ratably over a three- to five-year period. Munder's Option Plan provides incentive to retain key personnel and serves to align portfolio managers' interests with those of Munder directly, and, indirectly, the accounts managed by Munder.

NAVELLIER & ASSOCIATES

      Portfolio managers receive a base salary and incentive compensation based upon performance and asset growth of the portfolio(s) for which they are responsible. Incentive compensation takes the form of a significant percentage of the revenues associated with portfolios for which they are responsible.

      Navellier has established an options program to retain senior management and investment management personnel. Options allow key employees to have an equity stake in the firm. Options are granted to key employees dependent upon various measures such as asset growth and performance. Key employees all participate in incentive compensation plans, all other employees are eligible for participation in an annual bonus based on firm profitability.

      Prior to January 1, 2005, key employees received bonuses based on asset growth in the form Equity Appreciation Rights (EARs). EARs are revalued each quarter, as total firm wide assets increase or decline so does the share price for the EARs.. Navellier employees are able to liquidate EARs on a quarterly basis. Navellier curtailed this program due to changes in the U.S. tax code that were focused on deferred compensation programs. Employees may continue to hold EARs granted prior to the changes to the U.S. tax code, but no new EARs may be granted. Medical insurance is provided at virtually no cost to all employees and their families as well disability insurance and optional dental plans. In addition, Navellier has an established 401k plan to assist employees with retirement savings.

NORTHERN TRUST

      The compensation for Northern Trust portfolio managers consists of a fixed base salary plus a variable annual incentive award. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager's performance and contribution to his or her respective team. For the portfolio managers, the variable incentive award is not based on performance of the funds or the amount of assets held in the funds. Moreover, there exist no differences between the compensation structure for mutual fund accounts and other types of accounts.

OBERWEIS

      Oberweis offers its professionals a competitive compensation package consisting of a base, an incentive-based fee, and equity ownership. Incentive fees are computed based on rolling one year and three year returns relative to the Russell 2000 Growth Index, with a heavier weighting on three year returns. Most of the incentive reward is quantitatively defined in advance, divided between relative team performance and individual performance. To ensure long-term commitment, all senior executives and key investment professionals are also equity investors in Oberweis. By linking a significant portion of portfolio management's compensation to equity ownership, the Oberweis management team encourages its professionals to adopt a long-term, team-oriented focus toward superior investment management with significant long-term upside reward potential. The opportunity to own an equity stake in Oberweis has been highly effective in attracting and retaining outstanding executives with a long-term, team-oriented perspective. Oberweis's employee-owners are offered equity ownership at book value and are required to sell their equity ownership at book value in the event that they leave for a competitor.

      Oberweis's product offering is exceptionally specialized. Such specialization tends to attract professionals passionate about and experts in Oberweis's area of expertise, namely high-growth small-cap emerging growth stocks. The attractions are akin to the manner in which a major university with elite, specialized research tends to attract faculty with specialized skills in the same area.

PWM

      For managing the Portfolio, the portfolio managers receive base pay in the form of a fixed annual salary paid by PWM. The portfolio managers, as part owners of PWMLLC, also receive compensation by virtue of their ownership interests in PWMLLC. Portfolio managers are also entitled to participate in such life insurance, medical, profit sharing and other programs as may be made generally available from time to time by PWMLLC for the benefit of its employees generally.

RCM

      Each portfolio manager's compensation is directly affected by the performance of the individual portfolio he or she manages, as well as the performance of the individual's portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-en based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual's performance rating is quantitative, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured by both the team and the individual, with 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund's Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual's performance (with 10% from peer reviews and 20% from the appraisal by the individual's manager).

REICH AND TANG

The compensation structure for the Portfolio Managers have both fixed and variable components including:

BASE SALARY: Each PM receives a fixed annual base salary. Base salary is determined and approved by the CMG Compensation Committee of the Board of Managers of Reich & Tang Asset Management,

LLC (the "Compensation Committee") and is based upon a number of factors including the employee's experience, overall performance, responsibilities, and the competitive market place.

INVESTMENT PERFORMANCE BONUS: Each PM receives an investment performance bonus (the "Performance Bonus") based upon the investment performance of certain accounts that he manages (the "Bonus Accounts"). The Fund is not among the accounts included in the Bonus Accounts and, consequently, the Fund's performance does not impact a PM's Performance Bonus. The Performance Bonus amount is determined according to a formula established by the Adviser that takes into account (1) a PM's individual investment performance with respect to the Bonus Accounts over the one and three year time frames, (2) the investment performance of the team of portfolio managers responsible for the Bonus Accounts over the one and three year time periods, and (3) the level of assets under management in the Bonus Accounts. Individual performance has the greatest impact on the Performance Bonus amount, followed by team performance. The amount of assets under management has a lesser impact. Investment performance on both the individual and team levels is determined by reference to published benchmarks appropriate to the investment strategy relevant to each Bonus Account. Currently, these strategies and the accompanying performance indexes and relative weights are as follows: Small Cap -50% Russell 2000 and 50% Russell 2000 Value; Mid Cap - 25% Russell MidCap, 25% S&P Mid Cap Value, 25% Russell 2000 Value and 25% Russell 2000; Micro Cap/Concentrated - 50% Russell 2000 and 50% Russell 2500. The relative impact of each strategy on the Performance Bonus is based upon the relative amount of assets included within the Bonus Accounts that are managed according to each strategy.

LONG TERM AWARDS: The amount of the Long Term Award is determined on the basis of the Bonus Accounts and in a similar manner as the Performance Bonus. However, the Long Term Awards do not vest until three years after the end of the period for which they are awarded. The purpose of the Long Term Awards is to promote the retention of key portfolio managers.

PROFIT INTEREST: Mr. Sellecchia and Mr. Delafield receive a fixed percentage of the pre-bonus profits generated on an annual basis by the Delafield Asset Management Group ("DAM") division of the Adviser. DAM's income and profits consist primarily of the fees that it receives for managing discretionary equity assets for individual and institutional clients.

STOCK OPTIONS: In applicable years, PMs are eligible to receive stock option grants under the Adviser's Stock Option Grant Agreement (the "Option Plan"). Grant amounts are determined by the Compensation Committee on a periodic basis. PMs participate in the Option Plan on the same terms as non-portfolio manager employees and option grants to PMs are not directly related to investment performance.

RETENTION BONUS: Each PM will receive a fixed dollar amount for continued employment through the end of fiscal year 2007.

SUNAMERICA

      SunAmerica's portfolio managers' compensation has both a salary and bonus component. The salary is a fixed annual salary, and is not based on performance. The bonus components of the portfolio managers' salary are based on both the Fund's individual performance and the organizational performance of SunAmerica and the investment department. The Fund's individual performance constitutes seventy-five percent (75%) of the bonus component. It is determined by the Fund's performance, net of fees, relative to the one-year and three-year Lipper rankings. The amount of the individual performance bonus ranges from zero percent to two hundred and twenty-five percent (0% - 225%) of the portfolio manager's base salary.

      The organizational performance component of the portfolio manager's bonus constitutes twenty-five percent (25%) of his bonus. This portion of the bonus ranges from zero percent up to seventy-five percent (0% - 75%) of his base salary. There are four factors which are used in determining the organizational component of the portfolio manager's bonus: (1) overall profitability of SunAmerica; (2) the portfolio manager's overall engagement of the investment process; (3) the construction of the manager's portfolio and exposure to risk; and (4) the portfolio manager's participation in other activities on behalf of SunAmerica.

THIRD AVENUE

      Each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the investment adviser, Third Avenue Capital management. The bonus is determined in the discretion of senior management and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee.

THORNBURG

      Compensation for investment professionals includes a base salary, annual bonus, profit sharing plan and potential for ownership. While an individual's contributions important in establishing an appropriate compensation level, the performance of the team and product is more critical in determining total compensation. Ownership participation varies and is based on tenure and level of contribution to the firm.

TIMESSQUARE

TimesSquare's Portfolio Manager compensation structure is as follows:

BASE SALARIES: Base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. Based on recent research, our top performing employees' compensation falls within the top decile of the industry. Studies of competitive investment management compensation practices and levels are routinely conducted to ensure that investment professionals are competitively paid. We adjust base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. For key investment decision-makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

ANNUAL BONUS PLAN: The bonus ranges for Portfolio Managers and Analysts are tied to performance. The bonus pool takes into account firm's overall financial performance. Individual bonuses are derived on the basis of bonus ranges and the individual's performance is measured versus relevant benchmarks. For Portfolio Managers and Analysts, bonuses range from 50%-200% of base salaries. The relevant benchmarks for the Portfolio Managers are the product benchmarks and peer groups (Mercer Universe).

If the Portfolio Manager underperforms the benchmark and the peer universe, the bonus will be at the low end of the range. Performance is measured on both a 1 year and 3 year basis, equally weighted. Similarly, for an Analyst, their performance is compared to their relevant sector performance in the products' benchmarks using Vestek. Their performance is measured over 1 year and 3 year basis as well. Sector weightings are also influenced by Analyst contributions, and Analysts get credit for successfully underweighting underperforming areas.

EQUITY OWNERSHIP: Senior investment professionals receive significant equity ownership in the firm, subject to a five year vesting period. Once vested, certain components with vested value are not immediately accessible to further encourage retention.

POTENTIAL CONFLICTS OF INTEREST

      As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients, ("Other Client Accounts") in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

      o TRADE ALLOCATIONS. One situation where a conflict may arise between the Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, a Subadviser may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Funds and the Subadviser have adopted policies and procedures regarding the allocation of trades and brokerage, which the Fund and subadviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

      o ALLOCATION OF PORTFOLIO MANAGERS' TIME. The Portfolio Managers' management of the Funds and Other Client Accounts may result in the portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Funds and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Advisers seek to manage such competing interests for the time and attention of the portfolio managers. Although the Advisers do not track the time a portfolio manager spends on the Fund or a single Other Client Account, AIGGIC does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager's accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Accounts) causing a conflict of interest.

      o PERSONAL TRADING BY PORTFOLIO MANAGERS. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the Advisers' and Subadvisers' Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser's and Subadviser's Codes of Ethics will eliminate such conflicts.

                                  ADVISORY FEES

      The following table sets forth the total advisory fees incurred by each Portfolio pursuant to the Management Agreement, and the amount waived by the Adviser, for the fiscal years ended October 31, 2005, 2004 and 2003.

-----------------------------------------------------------------------------------------------------
PORTFOLIO                                      ADVISORY FEES+                ADVISORY FEES WAIVED
-----------------------------------------------------------------------------------------------------
                                    2005         2004            2003      2005     2004      2003
----------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth
Portfolio                       $ 3,855,154   $ 3,224,810    $ 2,467,912       -         -         -
-----------------------------------------------------------------------------------------------------
Focused Mid-Cap Growth
Portfolio                       $    67,474             -              -  $7,397         -         -
-----------------------------------------------------------------------------------------------------
Focused Large-Cap Value
Portfolio                       $ 5,264,543   $ 4,211,053    $ 1,490,003       -  $  9,390  $ 31,412
-----------------------------------------------------------------------------------------------------
Focused Small-Cap Value
Portfolio                       $ 5,699,567   $ 4,308,622    $ 1,826,626       -  $  9,701  $  9,767
-----------------------------------------------------------------------------------------------------
Focused Large-Cap Growth
Portfolio                       $14,154,490   $15,378,802    $10,852,433       -         -         -
-----------------------------------------------------------------------------------------------------
Focused Growth and Income
Portfolio                       $ 3,887,380   $ 4,211,295    $ 2,733,108       -  $ 41,280         -
-----------------------------------------------------------------------------------------------------
Focused Multi-Cap Value
Portfolio                       $ 6,262,179   $ 6,216,505    $ 5,286,750       -  $138,724         -
-----------------------------------------------------------------------------------------------------
Focused Mid-Cap Value
Portfolio                       $    68,527             -              -  $8,154         -         -
-----------------------------------------------------------------------------------------------------
Focused Technology Portfolio    $ 1,173,197   $ 1,142,981    $   756,154       -  $ 97,613  $151,404
-----------------------------------------------------------------------------------------------------
Focused Small-Cap Growth        $ 3,605,260   $ 2,653,154    $   934,632       -         -  $  6,396
-----------------------------------------------------------------------------------------------------
Focused International Equity
Portfolio                       $ 2,988,134   $ 2,040,545    $   572,278       -  $ 44,336  $127,534
-----------------------------------------------------------------------------------------------------
Focused Dividend Strategy
Portfolio*                      $   792,086   $   754,859    $   352,539       -         -         -
-----------------------------------------------------------------------------------------------------

*     Without giving effect to fee waivers.


**    From date of inception of May 22, 2000.


+ The Prior Focused Dividend Strategy Portfolio paid advisory fees of $205,740 for the fiscal year ended September 30, 2002, $191,885 for the fiscal year ended September 30, 2001, and $349,698 for the fiscal year ended September 30, 2000. The Prior Focused Dividend Strategy Portfolio had fee waivers and expense reimbursements of $30,132 for Class A, $56,890 for Class B and $55,.126 for Class II in 2002, $31,680 for Class A, $56,777 for Class B and $64,634 for Class II in 2001.

      The following table sets forth the fee waivers and expense reimbursements other than advisory fees made to the Funds by SunAmerica for the fiscal year ended October 31, 2005.

                     FEE WAIVERS AND EXPENSE REIMBURSEMENTS

                                      2005*

---------------------------------------------------------------------------------------
             FUND+                 CLASS A     CLASS B    CLASS I    CLASS C*   CLASS X
---------------------------------------------------------------------------------------
Focused Multi-Cap Growth
Portfolio                         $  (9,361)  $(31,633)         -   $ (7,227)   $ 2,210
---------------------------------------------------------------------------------------
Focused Mid-Cap Growth Portfolio  $ (50,978)  $(11,804)  $(11,490)  $(11,818)         -
---------------------------------------------------------------------------------------
Focused Large-Cap Value
Portfolio                         $  27,497   $  6,344          -   $ 37,284          -
---------------------------------------------------------------------------------------
Focused Small-Cap Value
Portfolio                         $  76,601   $ 14,976          -   $ 49,214          -
---------------------------------------------------------------------------------------
Focused Growth and Income
Portfolio                         $  38,982   $ (9,363)         -   $ 23,847    $ 7,054
---------------------------------------------------------------------------------------
Focused Multi-Cap Value
Portfolio                         $  56,287   $ 33,119          -   $ 51,586          -
---------------------------------------------------------------------------------------
Focused Mid-Cap Value Portfolio   $ (53,758)  $(11,814)  $(11,491)  $(11,877)         -
---------------------------------------------------------------------------------------
Focused Technology Portfolio      $ (80,228)  $(63,397)         -   $(57,904)         -
---------------------------------------------------------------------------------------
Focused Small-Cap Growth
Portfolio                         $  98,180   $(10,620)  $ (3,923)  $ 15,500          -
---------------------------------------------------------------------------------------
Focused International Equity
Portfolio                         $(125,300)  $(21,642)         -   $(35,401)         -
---------------------------------------------------------------------------------------
Focused Dividend Strategy         $ (73,468)  $(59,484)         -   $(90,330)         -
---------------------------------------------------------------------------------------

* The Fee Waivers and Expense Reimbursements for Class C shares for all Portfolios reflects the Fee Waivers and Expense Reimbursements for Class II shares, which were redesignated as Class C shares on February 20, 2004.


      Certain of the fee waivers and expense reimbursements are subject to potential recoupment by SunAmerica. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

                                SUBADVISORY FEES

      The following table sets forth the total subadvisory fees incurred by each Portfolio pursuant to the Subadvisory Agreements, for the fiscal years ended October 31, 2005, 2004, and 2003.


----------------------------------------------------------------------------------------------------
PORTFOLIO                                                        SUBADVISORY FEES
----------------------------------------------------------------------------------------------------
                                                2005                   2004                  2003
----------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio           $1,440,192             $1,206,999            $  900,723
----------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio            $2,068,806             $1,988,995            $  749,873
----------------------------------------------------------------------------------------------------
Focused Mid-Cap Growth Portfolio             $   39,690                      -                     -
----------------------------------------------------------------------------------------------------
Focused Small-Cap Value Portfolio            $2,091,484             $2,043,583            $  910,594
----------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio           $6,660,936             $7,237,083            $5,107,028
----------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio          $1,468,355             $1,924,772            $1,273,663
----------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio            $2,886,073             $2,927,528            $2,537,902
----------------------------------------------------------------------------------------------------
Focused Mid-Cap Value Portfolio              $   40,310                      -                     -
----------------------------------------------------------------------------------------------------
Focused Technology Portfolio                 $  430,695             $  408,253            $  241,100
----------------------------------------------------------------------------------------------------
Focused Small-Cap Growth                     $2,054,764             $1,504,813            $  530,191
----------------------------------------------------------------------------------------------------
Focused International Equity Portfolio       $1,236,695             $  868,661            $  246,231
----------------------------------------------------------------------------------------------------


PERSONAL SECURITIES TRADING

      The Fund and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is: (1) any trustee, director, officer, general partner or advisory person of the Fund or SunAmerica;
(2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica,
(ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods,
(v) short-term trading profits, and (vi) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica during the quarter.

      The Advisers have each adopted a written Code of Ethics, and have represented that the provisions of such Codes of Ethics are substantially similar to those in the SunAmerica Code. Further, the Advisers report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of such Codes by Access Persons of the Fund or SunAmerica.

THE DISTRIBUTOR

      The Fund, on behalf of each Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with SACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio. The address of the Distributor is The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolio (see "Distribution Plans" below).


      SACS serves as Distributor of Class I and Class Z shares and incurs the expenses of distributing the Class I and Class Z shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.


      The Distribution Agreement with respect to each Portfolio will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Fund and the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.


      The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., AIG Financial Advisors, Inc., Financial Service Corporation, Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities, Inc., AIG International Securities, Inc., Pembrook

Securities, Inc., American General Securities Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., and Franklin Financial Services Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

      The Fund, on behalf of Class I shares of each applicable Portfolio, has entered into a Services Agreement (the "Class I Service Agreement") with SACS to provide additional shareholders services to Class I shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, SACS receives a fee from a Portfolio of 0.25% of the daily net assets of the Portfolio's Class I shares.

DISTRIBUTION PLANS

      As indicated in the Prospectus, the Directors of the Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan" and the "Class C Plan" and collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act. There is no Distribution Plan in effect for Class I or Z shares. Reference is made to "Fund Management - Distributor" in the Prospectus for certain information with respect to the Distribution Plans.

      Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of such Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan or the Class C Plan will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

      The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended October 31, 2005, 2004 and 2003.

              DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES

-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO+                         2005                                2004+                               2003+
-------------------------------------------------------------------------------------------------------------------------------
                       CLASS A     CLASS B    CLASS  C*    CLASS A     CLASS B    CLASS  C*    CLASS A     CLASS B    CLASS  C*
-------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap
Growth Portfolio     $  829,021  $  948,585  $  530,284  $  555,188  $1,161,721  $  469,542  $  328,311  $1,142,033  $  380,821
-------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap
Value Portfolio      $1,433,324  $  405,316  $  764,016  $1,058,145  $  458,791  $  728,991  $  249,756  $  355,559  $  417,535
-------------------------------------------------------------------------------------------------------------------------------
Focused Mid-Cap
Growth Portfolio     $   27,684  $       89  $      135
-------------------------------------------------------------------------------------------------------------------------------
Focused Small-Cap
Value Portfolio      $1,295,028  $  749,464  $1,250,024  $  911,831  $  704,739  $  998,652  $  250,773  $  501,573  $  603,472
-------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap
Growth Portfolio     $2,585,167  $3,948,935  $4,535,775  $2,425,237  $4,898,335  $5,488,096  $1,181,441  $4,287,849  $4,614,693
-------------------------------------------------------------------------------------------------------------------------------
Focused Growth and
Income Portfolio     $  588,694  $  808,763  $1,275,369  $  527,528  $  919,719  $1,472,635  $  278,996  $  735,523  $1,038,761
-------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap
Value Portfolio      $  793,769  $1,869,857  $2,124,408  $  682,339  $1,943,115  $2,268,955  $  469,947  $1,729,997  $2,046,245
-------------------------------------------------------------------------------------------------------------------------------
Focused Mid-Cap
Value Portfolio      $   28,039  $      124  $      321
-------------------------------------------------------------------------------------------------------------------------------
Focused Technology
Portfolio            $  140,760  $  253,905  $  282,481  $  131,054  $  252,907  $  287,037  $   81,976  $  165,464  $  203,412
-------------------------------------------------------------------------------------------------------------------------------
Focused Small-Cap
Growth               $  837,242  $  391,053  $  747,681  $  560,724  $  333,772  $  630,392  $  127,614  $  193,522  $  316,571
-------------------------------------------------------------------------------------------------------------------------------
Focused
International
Equity Portfolio     $  675,802  $  125,037  $  334,605  $  448,492  $   99,753  $  251,276  $   94,436  $   59,413  $  128,592
-------------------------------------------------------------------------------------------------------------------------------
Focused Dividend
Strategy             $  235,546  $  575,006  $1,015,108
-------------------------------------------------------------------------------------------------------------------------------


* Class II shares of all Portfolios were designated as Class C shares on February 20, 2004.

+     .

      Continuance of the Distribution Plans with respect to each Portfolio is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Directors"). A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Fund shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution

Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

THE ADMINISTRATOR

      The Fund has entered into a Service Agreement, under the terms of which AIG SunAmerica Fund Services, Inc. ("SAFS" or the "Administrator"), an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

      The Service Agreement continues in effect from year to year, provided that such continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.


      Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class B, Class C and Class I shares. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services ("BFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges that would be paid by the
Fund). No portion of such fee is paid or reimbursed by Class X or Class Z shares. Class X and Class Z shares, however, will pay all direct transfer agency fees and out-of-pocket expenses applicable to that Class. For the fiscal year ending October 31, 2004, the total amount paid to the Administrator by the Fund was $ 10,993,303. For further information regarding the Transfer Agent see the section entitled "Additional Information" below.


                      PROXY VOTING POLICIES AND PROCEDURES

      PROXY VOTING RESPONSIBILITY. The Corporation have adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Corporation and the Corporation's investment adviser. The policies and procedures enable the Corporation to vote proxies in a manner consistent with the best interests of the Corporation's shareholders.

      The Corporation has retained a proxy voting service, the Investor Responsibility Research Center (the "IRRC"), to effect votes on behalf of the Corporation according to the Corporation's policies and procedures, and to assist the Corporation with recordkeeping of proxy votes.


      COMPANY MANAGEMENT RECOMMENDATIONS. When determining whether to invest in the securities of a particular company, one of the key factors a portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, the Corporation is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Corporation's policies and procedures therefore provide that the Corporation will generally vote in support of management recommendations on most corporate matters. When a Corporation's portfolio manager is dissatisfied with a company's management, the Corporation typically will sell the holding.

      CASE-BY-CASE VOTING MATTERS. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the proxy voting committee may generally will rely on the guidance or a recommendation from the proxy voting service, but may also rely on other appropriate personnel of SunAmerica and/or the subadviser of a Portfolio, or other sources. In these instances, such person(s) will recommend the vote that will maximize value for, and is in the best interests of, the Corporation's shareholders.


      EXAMPLES OF THE CORPORATION'S POSITIONS ON VOTING MATTERS. Consistent with the approaches described above, the following are examples of the Corporation's voting positions on specific matters:

   o Vote with management recommendations on most corporate and mutual fund matters;

   o Vote on a case-by-case basis on proposals to increase authorized common stock;

   o Vote on a case-by-case basis on most mutual fund shareholder proposals to terminate the investment adviser;

   o Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock);

   o Vote on a case-by-case basis regarding finance, merger and acquisition matters;

   o  Vote against most shareholder proposals;

   o Abstain from voting on social responsibility or environmental matters, unless the fund's objective is directly related to the social or environmental matter in question;

   o Not vote proxies for index funds/portfolios and passively managed funds/portfolios;(5) and

   o  Vote on a case-by-case basis on equity compensation plans..

      CONFLICTS OF INTEREST. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Corporation's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by ISS, an independent third party.

      However, if a situation arises where a vote presents a conflict between the interests of the Corporation's shareholders and the interests of SunAmerica, the Corporation's principal underwriter, or one of SunAmerica's or the underwriter's affiliates, and the conflict is known to the the proxy voting committee, the proxy voting committee will consult with a Director who is not an "interested" person, as that term is defined in the Investment Company Act of 1940, as amended, time permitting, before casting the vote to ensure that the Corporation votes in the best interests of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Corporation selects the vote that is in the best interests of the Corporation's shareholders.


      PROXY VOTING RECORDS. The IRRC will maintain records of voting decisions for each vote cast on behalf of the Corporation. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Corporation will make available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC's website at http://www.sec.gov.

            DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

      The Board of Directors has adopted policies and procedures relating to disclosure of the Portfolios' securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are met, the Portfolio does not provide or permit others to provide information about the Portfolios' holdings on a selective basis.

      The Corporation makes the Portfolios' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios' fiscal quarter.


      In addition, the Corporation generally makes publicly available, on a periodic basis, information regarding a Portfolios' top ten holdings (including name and percentage of a Portfolio's assets invested in each holding) and the percentage breakdown of a Portfolios' investments by country, sector and industry, as applicable. This information is generally made available through the Corporation's website, marketing communications (including printed advertising and sales literature), and/or the Corporation's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Adviser's legal department. The Corporation and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

      Before any non-public disclosure of information about a Portfolio's holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Corporation. The Corporation's executive officers and the Adviser's legal counsel are responsible for determining whether it is in the Portfolios' shareholders' best interest to disclose such information. To find that it is in the shareholders' best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Portfolios' operation or useful to the Portfolios' shareholders without compromising the integrity or performance of the Corporation. The Corporation's Chief Compliance Officer and/or the Adviser's legal counsel are then responsible for determining whether a conflict of interests between the interests of the Portfolio's shareholders and those of the Portfolio's investment advisers exist. If it is determined that the release of non-public portfolio holdings information is not in the shareholder's best interest, or that there is a conflict of interests between the Portfolio's shareholders and those of the Portfolio's investment adviser, the request will be denied. If the request is approved, the Corporation and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Portfolio for any reason


      At each quarterly meeting of the Board of Directors, the Directors review a report disclosing the third parties to whom the Portfolio's holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and its shareholders.

      Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Portfolios' holdings:


1. SUBADVISERS. Each subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the subadviser has access only to that portion of the Portfolio's holdings that it subadvises.

2. PRICEWATERHOUSECOOPERS LLP("PWC"). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios' financial statements. PwC does not disclose to third parties information regarding the Portfolios' holdings.

3. STATE STREET BANK & TRUST COMPANY ("SSB&T"). SSB&T, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. SSB&T does not disclose or release information regarding the Portfolios' holdings except as instructed by the Portfolio.

4. LIPPER. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio's asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

5. MORNINGSTAR. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Portfolios are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar's DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar's receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) day after its receipt of such information.

6. STANDARD & POORS ("S&P"). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio's asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

7. BLOOMBERG. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg's various databases within one
      (1) to fourteen (14) days of its receipt.

8. THOMPSON FINANCIAL. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial's various databases within a couple days of its receipt.

9. FINANCIAL PRINTERS. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio's fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the Securities and Exchange Commission ("SEC") and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC's EDGAR database.

10. INVESTMENT COMPANY INSTITUTE ("ICI"). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio's holding information publicly.

11. PLEXUS GROUP AND ELKINS/MCSHERRY. SSB&T provides purchase and sale information with respect to the Fund's equity funds on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus and Elkins/McSherry analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and neither Plexus nor Elkins/McSherry disclose publicly the information they receive or the reports they prepare. SAAMCo's contract with Plexus includes a confidentiality clause


12. MANHATTAN CREATIVE PARTNERS D/B/A DILIGENT. Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG SunAmerica Mutual Funds. Diligent also hosts the Boards online meeting materials.

13. MARKETING FIRMS. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio holding information. Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Funds' portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

14. THE VANGUARD GROUP, INC. ("VANGUARD"). Vanguard is the administrator of AIG's 401K Plan. The Focused Large-Cap Growth Portfolio of SunAmerica Focused Series, Inc. and the SunAmerica Value Fund of the SunAmerica Equity Funds are offered in this plan. Fund Accounting provides Vanguard with top ten (10) holdings of the two Funds on a monthly basis approximately 15 days after month end and Fund Administration provides information such as asset allocation of the Funds. The information is used for Fund Fact Sheets distributed to participants of the Plan. Currently, Fund Administration is in the process of transferring to Vanguard from CNA the Deferred Compensation Plan for the participating wholesalers of SAAMCo. SAAMCo's agreement with Vanguard includes confidentiality disclosure.


15. INSTITUTIONAL SHAREHOLDER SERVICES ("ISS"). ISS downloads weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through SSB&T Insight System. This information is used solely for the purposes of voting proxies on behalf of the Funds and is not publicly disclosed. SAAMCo's contract with ISS includes confidentiality disclosure.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      As discussed in the Prospectus, the Advisers are responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or another Adviser.


      Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board of Directors may instruct a Subadviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Portfolio expenses. It is possible that broker-dealers participating in this program in the future might be affiliated with a Subadviser, including another Subadviser to the same Portfolio, subject to applicable legal requirements. The brokerage of one Portfolio will not be used to help pay the expenses of any other Portfolio or SunAmerica Mutual Fund. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the directed brokerage arrangements will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements.


      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      An Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends-and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The research services consist of assessments and analysis of the business or prospects of a company, industry or economic sector. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Fund and not all of these services may be used by the Adviser in connection with the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Advisers are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolio are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.


      A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board of Directors has determined that certain directed brokerage arrangements are in the best interest of each Portfolio and its shareholders and, therefore, has conveyed the information to Sub-advisers. A Fund may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a directed brokerage transactions, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. These credits are in hard dollars and could be used to offset the Fund's custody expenses or to pay other Fund expenses (excluding expenses payable to affiliates). By entering into a brokerage/services arrangement, a Fund can reduce expenses reported to shareholders in its statement or operations, fee table and expense ratio and can increate its reported yield.


      Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security, that it seeks to purchase or sell, or the price at which such security can be purchased or sold. Because each of the Advisers to each Portfolio manages its portion of the Portfolio's assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers to the same Portfolio, resulting in higher brokerage commissions for the Portfolio.

      The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Portfolios for the fiscal years ended October 31, 2005, 2004, and 2003. The information shown for the Focused Dividend Strategy Portfolio reflects the commissions paid by the Prior Focused Divided Strategy Portfolio for its fiscal year ended September 30, 2004 and 2003.

                              BROKERAGE COMMISSIONS


                                      2005

-----------------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE OF AMOUNT
                                                                                          OF TRANSACTIONS
                                                                     PERCENTAGE OF     INVOLVING PAYMENT OF
                                      AGGREGATE   AMOUNT PAID TO  COMMISSIONS PAID TO     COMMISSIONS TO
                                      BROKERAGE     AFFILIATED         AFFILIATED           AFFILIATED
            PORTFOLIO                COMMISSIONS  BROKER-DEALERS     BROKER-DEALERS       BROKER-DEALERS
-----------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio    $1,568,258    $    8,324              1%                   0%
-----------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio     $1,147,231    $  112,984             10%                   5%
-----------------------------------------------------------------------------------------------------------
Focused Mid-Cap Growth Portfolio      $   47,714             -              0%                   0%
-----------------------------------------------------------------------------------------------------------
Focused Small-Cap Value Portfolio     $2,437,211             -              0%                   0%
-----------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio    $4,061,680    $1,187,806             29%                  18%
-----------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio   $1,511,606    $   12,280              1%                   1%
-----------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio     $1,529,378    $  312,492             20%                  10%
-----------------------------------------------------------------------------------------------------------
Focused Mid-Cap Value Portfolio       $   50,148    $    3,854              8%                   2%
-----------------------------------------------------------------------------------------------------------
Focused Technology Portfolio          $  291,174    $    3,953              1%                   5%
-----------------------------------------------------------------------------------------------------------
Focused Small-Cap Growth              $  721,097             -              2%                   4%
-----------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio   $  190,173             -              0%                   0%
-----------------------------------------------------------------------------------------------------------
Focused International Equity
Portfolio                             $  999,028             -              0%                   0%
-----------------------------------------------------------------------------------------------------------

                                      2004

-----------------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE OF AMOUNT
                                                                                          OF TRANSACTIONS
                                                                     PERCENTAGE OF     INVOLVING PAYMENT OF
                                      AGGREGATE   AMOUNT PAID TO  COMMISSIONS PAID TO     COMMISSIONS TO
                                      BROKERAGE     AFFILIATED         AFFILIATED           AFFILIATED
            PORTFOLIO                COMMISSIONS  BROKER-DEALERS     BROKER-DEALERS       BROKER-DEALERS
-----------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio    $1,590,144    $  155,210             10%                    5%
-----------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio     $  813,897    $  179,530             22%                   55%
-----------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio          $1,292,893    $  121,313              9%                    2%
-----------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio    $4,989,983    $1,427,919             29%                   24%
-----------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio   $  867,606    $  248,118             29%                   11%
-----------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio     $1,305,336    $  337,820             26%                   28%
-----------------------------------------------------------------------------------------------------------
Focused Technology Portfolio          $  594,661    $   96,296             16%                   19%
-----------------------------------------------------------------------------------------------------------
Focused 2000 Growth                   $1,064,411    $   52,364              5%                    6%
-----------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio   $  270,098    $   40,380             15%                   12%
-----------------------------------------------------------------------------------------------------------
Focused International Equity
Portfolio                             $1,019,825    $  228,941             22%                    9%
-----------------------------------------------------------------------------------------------------------

                                      2003

-----------------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE OF AMOUNT
                                                                                          OF TRANSACTIONS
                                                                     PERCENTAGE OF     INVOLVING PAYMENT OF
                                      AGGREGATE   AMOUNT PAID TO  COMMISSIONS PAID TO     COMMISSIONS TO
                                      BROKERAGE     AFFILIATED         AFFILIATED           AFFILIATED
            PORTFOLIO                COMMISSIONS  BROKER-DEALERS     BROKER-DEALERS       BROKER-DEALERS
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio    $1,032,282    $   18,600           1.80%                 0.33%
-----------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio     $  502,061    $   41,041           8.17%                 0.78%
-----------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio          $  833,137            --             --                    --
-----------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio    $3,708,693    $  812,462          21.91%                 5.02%
-----------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio   $  932,808    $   43,941           4.71%                 0.61%
-----------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio     $2,508,148    $  458,971          18.30%                 1.07%
-----------------------------------------------------------------------------------------------------------
Focused Technology Portfolio          $  572,611    $      581           0.10%                 0.05%
-----------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio   $  373,320    $   11,515           3.08%                 0.51%
-----------------------------------------------------------------------------------------------------------
Focused 2000 Growth                   $  157,333            --             --                    --
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                       PERCENTAGE OF AMOUNT
                                                                                          OF TRANSACTIONS
                                                                     PERCENTAGE OF     INVOLVING PAYMENT OF
                                      AGGREGATE   AMOUNT PAID TO  COMMISSIONS PAID TO     COMMISSIONS TO
                                      BROKERAGE     AFFILIATED         AFFILIATED           AFFILIATED
            PORTFOLIO                COMMISSIONS  BROKER-DEALERS     BROKER-DEALERS       BROKER-DEALERS
-----------------------------------------------------------------------------------------------------------
Focused International Equity
  Portfolio                           $  252,383        --                 --                    --
-----------------------------------------------------------------------------------------------------------

               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES


      Upon making an investment in shares of a Portfolio, an open account will be established under which shares of such Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

      Shareholders who have met the Portfolio's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.


      Shares of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (Class B and Class C shares, and purchases of Class A shares in excess of $1 million). Class II shares, now designated as Class C shares, had elements of a sales charge that is both imposed at the time of purchase and deferred prior to their redesignation. Class I and Class Z shares are not subject to any sales charges. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Portfolio shares.

      The following table sets forth the front-end sales concessions with respect to Class A shares of each Portfolio, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class C shares of each Portfolio, received by the Distributor for the fiscal years ended October 31, 2005, 2004, and 2003.

                                      2005


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                     AMOUNT                      REALLOWED TO
                                                    REALLOWED                        NON-      CONTINGENT                CONTINGENT
                       FRONT-END    FRONT-END    TO AFFILIATED     AMOUNT        AFFILIATED     DEFERRED   CONTINGENT     DEFERRED
                         SALES        SALES         BROKER-       REALLOWED        BROKER        SALES      DEFERRED       SALES
                      CONCESSIONS  CONCESSIONS-     DEALERS      TO AFFILIATED     DEALERS       CHARGE   SALES CHARGE-    CHARGE
                        CLASS A      CLASS C        CLASS A     BROKER-DEALERS    CLASS A        CLASS A     CLASS B       CLASS C
PORTFOLIO                SHARES       SHARES         SHARES     CLASS C SHARES     SHARES        SHARES      SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap
Growth Portfolio       $   1,523         -        $    1,026           -         $      200           -             -             -
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap
Value Portfolio        $ 131,523         -        $   48,534           -         $   63,814           -    $   97,346      $ 18,290
------------------------------------------------------------------------------------------------------------------------------------
Focused Mid-Cap
Growth Portfolio       $ 424,432         -        $  202,499           -         $  162,873    $    881    $  177,800      $ 12,817
------------------------------------------------------------------------------------------------------------------------------------
Focused Small-Cap
Value Portfolio        $ 572,441         -        $  173,637           -         $  315,535           -    $  132,035      $ 25,217
------------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap
Growth Portfolio       $ 690,312         -        $  282,859           -         $  309,334    $ 16,316    $1,373,793      $113,585
------------------------------------------------------------------------------------------------------------------------------------
Focused Growth and
Income Portfolio       $ 217,454         -        $   80,688           -         $  103,678    $    542    $  251,414      $ 42,048
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap
Value Portfolio        $   2,129         -        $    1,346           -         $      122           -             -             -
------------------------------------------------------------------------------------------------------------------------------------
Focused Mid-Cap
Value Portfolio        $ 358,494         -        $  154,276           -         $  152,971    $    681    $  577,332      $ 21,040
------------------------------------------------------------------------------------------------------------------------------------
Focused Technology
Portfolio              $ 189,990         -        $   54,446           -         $  108,338           -    $   80,425      $  6,109
------------------------------------------------------------------------------------------------------------------------------------
Focused Small-Cap
Growth                 $ 340,897         -        $  110,870           -         $  108,706           -    $   72,622      $ 20,863
------------------------------------------------------------------------------------------------------------------------------------
Focused
International
Equity                 $ 152,795         -        $   58,624           -         $   71,049           -    $   28,693      $  8,453
------------------------------------------------------------------------------------------------------------------------------------
Focused Dividend       $ 372,653         -        $   29,353           -         $  293,015    $    548    $  172,983      $  31,837
Strategy Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                                      2004

---------------------------------------------------------------------------------------------------------------------------
                                                         AMOUNT REALLOWED        AMOUNT REALLOWED
                                    FRONT-END SALES       TO AFFILIATED          TO NON-AFFILIATED      CONTINGENT DEFERRED
                                     CONCESSIONS -    BROKER-DEALERS CLASS A   BROKER-DEALERS CLASS A      SALES CHARGE-
PORTFOLIO                           CLASS A SHARES           SHARES                   SHARES               CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap
Growth Portfolio                      $  430,663             $212,775                $  154,723              $  174,224
----------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap
Value Portfolio                       $  418,570             $159,280                $  190,055              $   91,080
----------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value
Portfolio                             $  571,921             $215,997                $  268,836              $  129,575
----------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap
Growth Portfolio                      $2,111,954             $720,479                $1,069,507              $1,345,341
----------------------------------------------------------------------------------------------------------------------------
Focused Growth and
Income Portfolio                      $  735,509             $198,186                $  423,179              $  253,310
----------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap
Value Portfolio                       $  534,323             $223,516                $  229,988              $  618,094
----------------------------------------------------------------------------------------------------------------------------
Focused Technology
Portfolio                             $  190,989             $ 83,472                $   78,184              $   82,400
----------------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth
Portfolio                             $  450,317             $168,171                $  211,762              $   44,910
----------------------------------------------------------------------------------------------------------------------------
Focused
International Equity
Portfolio                             $  250,732             $104,900                $  104,099              $   15,595
----------------------------------------------------------------------------------------------------------------------------
Focused Dividend
Strategy Portfolio                    $  192,026             $  4,449                $   59,446              $  157,417
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                 AMOUNT REALLOWED       AMOUNT REALLOWED
                        CONTINGENT DEFERRED                                       TO AFFILIATED        TO NON-AFFILIATED
                           SALES CHARGE-      FRONT END SALES CONCESSIONS-   BROKER-DEALERS CLASS C   BROKER-DEALERS CLASS C
PORTFOLIO+                CLASS C SHARES*           CLASS C SHARES*                  SHARES*                 SHARES*
----------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap
Growth Portfolio              $ 7,688                   $ 35,171                     $11,747                $ 23,424
---------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap
Value Portfolio               $21,292                   $122,244                     $17,987                $104,257
---------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value
Portfolio                     $16,855                   $ 84,212                     $11,745                $ 72,467
---------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap
Growth Portfolio              $85,082                   $366,732                     $67,731                $299,001
---------------------------------------------------------------------------------------------------------------------------
Focused Growth and
Income Portfolio              $67,392                   $124,178                     $17,412                $106,766
---------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap
Value Portfolio               $34,956                   $ 80,021                     $15,896                $ 64,125
---------------------------------------------------------------------------------------------------------------------------
Focused Technology
Portfolio                     $ 8,335                   $ 24,196                     $ 4,676                $ 19,520
---------------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth
Portfolio                     $19,242                   $ 87,433                     $15,463                $ 71,970
---------------------------------------------------------------------------------------------------------------------------
Focused International
Equity Portfolio              $ 9,760                   $ 51,877                     $ 5,189                $ 46,688
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                 AMOUNT REALLOWED       AMOUNT REALLOWED
                        CONTINGENT DEFERRED                                       TO AFFILIATED        TO NON-AFFILIATED
                           SALES CHARGE-      FRONT END SALES CONCESSIONS-   BROKER-DEALERS CLASS C   BROKER-DEALERS CLASS C
PORTFOLIO+                CLASS C SHARES*           CLASS C SHARES*                  SHARES*                 SHARES*
----------------------------------------------------------------------------------------------------------------------------
Focused Dividend
Strategy Portfolio            $ 63,468                  $112,695                     $  4,176                $108,519
----------------------------------------------------------------------------------------------------------------------------

                                      2003


------------------------------------------------------------------------------------------------------------------
                                                    AMOUNT            AMOUNT
                                                   REALLOWED       REALLOWED TO      CONTINGENT       CONTINGENT
                               FRONT-END SALES   TO AFFILIATED    NON-AFFILIATED      DEFERRED      DEFERRED SALES
                                 CONCESSIONS     BROKER-DEALERS   BROKER DEALERS    SALES CHARGE    CHARGE CLASS B
PORTFOLIO                      CLASS A SHARES    CLASS A SHARES   CLASS A SHARES   CLASS A SHARES       SHARES
------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth
Portfolio                        $   400,761       $ 209,449       $   138,186          $  95         $   242,190
------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Value
Portfolio                        $   257,731       $  93,822       $   124,904          $  40         $    91,527
------------------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio     $   251,097       $ 108,565       $   106,577             --         $   134,959
------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth
Portfolio                        $ 1,450,605       $ 520,929       $   712,836             --         $ 1,449,374
------------------------------------------------------------------------------------------------------------------
Focused Growth and Income
Portfolio                        $   777,146       $ 162,585       $   503,699          $  45         $   236,788
------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value
Portfolio                        $   550,472       $ 198,823       $   269,826          $ 160         $   702,687
------------------------------------------------------------------------------------------------------------------
Focused Technology Portfolio     $   169,654       $  69,927       $    77,913             --         $    57,241
------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth              $   286,393       $  78,184       $   162,867             --         $    40,096
------------------------------------------------------------------------------------------------------------------
Focused International Equity     $    86,892       $  32,132       $    42,687             --         $    12,024
------------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy
Portfolio                        $ 1,249,495       $  46,972       $ 1,025,640              -         $   101,133
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                           AMOUNT REALLOWED         AMOUNT REALLOWED
                                      FRONT-END SALES        TO AFFILIATED          TO NON-AFFILIATED     CONTINGENT DEFERRED
                                       CONCESSIONS-     BROKER-DEALERS CLASS C   BROKER-DEALERS CLASS C      SALES CHARGE-
PORTFOLIO                             CLASS C SHARES*           SHARES*                  SHARES*            CLASS C SHARES*
-----------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio       $  64,030            $  19,154                  $  44,876             $  12,485
-----------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio        $ 144,199            $  27,090                  $ 117,109             $  19,567
-----------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio             $ 118,645            $  23,927                  $  94,718             $  36,356
-----------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio       $ 461,968            $  96,139                  $ 365,829             $ 117,375
-----------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio      $ 312,391            $  50,840                  $ 261,551             $  58,274
-----------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio        $ 155,243            $  27,091                  $ 128,152             $  91,628
-----------------------------------------------------------------------------------------------------------------------------
Focused Technology Portfolio             $  30,899            $  10,074                  $  20,825             $   8,558
-----------------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth                      $ 120,320            $  25,896                  $  94,424             $  21,963
-----------------------------------------------------------------------------------------------------------------------------
Focused International Equity             $  50,097            $   7,259                  $  42,838             $  18,421
-----------------------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio      $ 318,945            $   8,632                  $ 310,313             $  13,972
-----------------------------------------------------------------------------------------------------------------------------

* On February 20, 2004, the Portfolios redesignated Class II shares as Class C shares. Class II shares carried a front-end sales charge while Class C shares carry no such load. Furthermore, the CDSC schedule is 12 months instead of 18 months.


CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES


      Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:


        YEARS AFTER PURCHASE        CDSC ON SHARES BEING SOLD

          1st or 2nd year                     4.00%
          3rd or 4th year                     3.00%
          5th year                            2.00%
          6th year                            1.00%
          7th year and thereafter             None

      Class B shares of the Fund issued to shareholders prior to December 6, 2000 convert to Class A shares approximately seven years after purchase.

      Class B shares of the fund issued to shareholders on or after December 6, 2000 until December 31, 2001 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at the time. Upon a redemption of these shares, the shareholder will receive credit for the period to January 2, 2002 during which the shares were held. The following table set forth the rates of the CDSC applicable to these shares:

        YEARS AFTER PURCHASE        CDSC ON SHARES BEING
        1st                                 5.00%
        2nd                                 4.00%
        3rd and 4th year                    3.00%
        5th year                            2.00%
        6th year and thereafter             1.00%
        7th year and thereafter             None

      Class B shares of the Fund issued to shareholders prior to December 6, 2000 convert to Class A shares approximately eight years after purchase.

      Any Class B shares purchased on/after January 1, 2002 (other than through the reinvestment of dividends and distributions, which are not subject to the
CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

CDSCS APPLICABLE TO SHAREHOLDERS WHO ACQUIRED SHARES OF A PORTFOLIO THROUGH A REORGANIZATION

      For Class B and Class C shares of a Portfolio issued to shareholders in connection with the reorganization of a North American Fund into a Portfolio, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

                                     CLASS B

      YEARS AFTER PURCHASE                       CDSC ON SHARES BEING SOLD
      Up to 2 years                              5.00%
      2 years or more but less than 3 years      4.00%
      3 years or more but less than 4 years      3.00%
      4 years or more but less than 5 years      2.00%
      5 years or more but less than 6 years      1.00%
      6 or more years                            None

                                     CLASS C

      YEARS AFTER PURCHASE                      CDSC ON SHARES BEING SOLD
      Up to 1 year                              1.00%
      1 year or more                            None

      As discussed under "Shareholder Account Information" in the Prospectus, the CDSC may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:


WAIVER OF CONTINGENT DEFERRED SALES CHARGES


DEATH

      CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

DISABILITY

      A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.




DISTRIBUTIONS OR LOANS

      CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

SYSTEMATIC WITHDRAWAL PLAN

      CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested.

PURCHASES THROUGH THE DISTRIBUTOR

      An investor may purchase shares of a Portfolio through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

PURCHASE BY CHECK

      Checks should be made payable to the specific Portfolio or payable to AIG SunAmerica Mutual Funds. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas

City, Missouri 64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Portfolio at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)

PURCHASE BY FEDERAL FUNDS WIRE

      An investor may make purchases by having his or her bank wire federal funds to the Trust's Transfer Agent Federal funds purchase orders will be accepted only on a day on which the Portfolio and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Portfolio's close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

      1. You must have an existing AIG SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (201) 324-6496.

      2.    Call SunAmerica Fund Services' Shareholder Services, toll free at
            (800) 858-8850, to obtain your new account number.

      3.    Instruct the bank to wire the specified amount to the Transfer
            Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0 II0-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class] (include shareholder name and account number).

WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES

      To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs). Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMF) is at least $400,000, (b) the sponsor signs a $400,000 Letter of

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Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and
(ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

REDUCED SALES CHARGES (CLASS A SHARES ONLY)

      As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

COMBINED PURCHASE PRIVILEGE

      The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Portfolio shares into a single transaction:

            1. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

            2. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

            3. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

            4. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

            5. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

            6. group purchases as described below.

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      A combined purchase currently may also include shares of other funds in
SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

RIGHTS OF ACCUMULATION

      A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued current net asset value), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

      The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

LETTER OF INTENT

      A reduction of sales charges is also available to an investor who, pursuant to a written "Letter of Intent" establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

      The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of

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the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolio purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

REDUCED SALES CHARGE FOR GROUP PURCHASES

      Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

      To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

      Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

      Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the

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records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio's shares for the benefit of any of the foregoing.

      Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolio at any time.

NET ASSET VALUE TRANSFER PROGRAM. Investors may purchase shares of any SunAmerica Focused Series, Inc. portfolio without being subject to a front-end sales load or contingent deferred sales charge, with the redemption proceeds of shares of other mutual funds (other than funds managed by the Adviser or its affiliates) redeemed within 30 days prior to that purchase. With respect to shares purchased using the redemption proceeds of Class A and Class B shares of other mutual funds, investors will receive Class A shares. With respect to shares purchased using the redemption proceeds of Class C and Class II shares of other mutual funds, investors will receive Class C shares. To qualify for this privilege, the investor's financial advisor must be affiliated with a member company of American International Group, Inc. If requested, the advisor's broker-dealer must supply proof of entitlement to this privilege.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

      Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Portfolio shares.

      If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolios may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. The Portfolios, other than Focused 2000 Growth Portfolio, Focused International Equity Portfolio and Focused Dividend Strategy Portfolio, having filed with the SEC a notification of election pursuant to Rule 18f-1, are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

      The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders

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received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

      Shareholders in any of the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other SunAmerica Mutual Funds, except SunAmerica Senior Floating Rate Fund, that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

      If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

      A shareholder who acquires Class B or Class C shares through an exchange from another SunAmerica Mutual Fund will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A. A shareholder's CDSC schedule will not change from the CDSC schedule that was applicable at the time of purchase.

      Because abusive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio will refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio's assets or

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(2) from any shareholder account if previous use of the exchange privilege is considered abusive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

      In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, an pattern of abusive exchanges that coincide with a "market timing" strategy will be disruptive to the Portfolio and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE


      Shares of each Portfolio are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00p.m. Eastern time). The Portfolio calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading.

      Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

      Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors

      As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including


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developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

      Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.

      Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Mutual funds held by the Portfolio are valued at the net asset value (market value) of the underlying fund.

      Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of the security, these securities may be fair valued as determined pursuant to procedures adopted in good faith under the direction of the Portfolios' Directors. The fair value of all other asset is addecd to the value of securities at the Portfolio's total asset.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND DISTRIBUTIONS

      Each Portfolio intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Portfolio intends to distribute any net long-term capital gains from the sale of assets in excess of any net short-term capital losses. The current policy of each Portfolio other than the Focused Growth and Income Portfolio and the Focused Dividend Strategy Portfolio, is to pay investment income dividends, if any, at least annually. Focused Growth and Income Portfolio and Focused Dividend Strategy Portfolio's current policy is to pay investment income dividends, if any, on a quarterly basis. Each Portfolio intends to distribute net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

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      Distributions will be paid in additional Portfolio shares based on the net asset value at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in cash.

      If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

TAXES


      Each Portfolio is qualified and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Portfolio's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the value of each Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

      As a regulated investment company, each Portfolio will not be subject to U.S. Federal income tax on its ordinary income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its investment company taxable income for the taxable year and 90% of its net tax-exempt interest income for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.


      Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Portfolio must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., net long-term capital gains in excess of its net short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if actually paid during such calendar year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by the distributing Portfolio in October,

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November or December of such year, payable to shareholders of record on a date in such month but actually paid by such Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received.


      Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from each Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Portfolio's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Distributions of net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

      A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum U.S. Federal tax rate of 15%. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extend the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

      Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or exchange and the shareholder's adjusted tax basis in the shares. Except as discussed below, the amount of any contingent deferred sales charge will reduce the amount realized on the sale or exchange for purposes of determining gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable generally at the maximum rate of 15% if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. Any such loss will be treated as long-term capital loss if such shares were held for more than one year. To the extent not disallowed, any loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains


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distribution, and any undistributed capital gains included in income by such shareholder with respect to such shares.


      Generally, any loss realized on a sale or exchange of shares of a Portfolio will be disallowed if other shares of such Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Under certain circumstances the sales charge incurred in acquiring shares of a Portfolio may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Portfolio are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

      Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. If more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, such Portfolio will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio will be required to include (in addition to taxable dividends actually received,) their proportionate share of such foreign taxes paid by the Portfolio in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Only the Focused International Equity Portfolio is anticipated to qualify to pass through to its shareholders the ability to claim as a foreign tax credit its respective share of foreign taxes paid by the Portfolio. Certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

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      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on sales of currencies or dispositions of debt securities or certain Forward Contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.


      The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and listed options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Portfolio at the end of a taxable year, generally are required to be treated as sold at market value on the last business day of such taxable year for U.S. Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by the Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates has in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term capital gain or loss, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

      A substantial portion of each Portfolio's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions in which is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides rules with respect to straddles, such as: (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrecognized gains in the offsetting position; (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) "short sale" rules which may suspend the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain capital losses from short-term to long-term; and (iv) "conversion transaction" rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections are also provided in the Code; no determination has been reached to make any of these elections.


      Code Section 1259 requires the recognition of gain if a Portfolio makes a "constructive sale" of an appreciated financial position (e.g., stock). A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or Forward Contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

      Each Portfolio may purchase debt securities (such as zero-coupon, or deferred interest or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.


      A Portfolio may be required to backup withhold U.S. federal income tax at the rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability. Any distributions of net investment income or short-term capital gains made to a foreign shareholder generally will be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder) if any, provided that the required information is timely furnished to the Internal Revenue Service.\


      The Focused Large-Cap Growth Portfolio, Focused Multi-Cap Growth Portfolio and Focused International Equity Portfolio may, from time to time, invest in PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. Investments in PFICs are subject to special rules designed to prevent deferral of U.S. taxation of a U.S. person's share of a PFIC's earnings. In the absence of certain elections, if any such Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" (generally a distribution in excess of a base amount) received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be currently included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Portfolio's taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. Any gains resulting from such elections will be treated as ordinary income. Losses on PFIC stock are allowed only to the extent of such previous gains. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio as described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

      Certain Portfolios may invest in real estate investment trusts ("REITs") that hold residual interests in REMICs. Under Treasury regulations that have not yet been finalized, but may apply retroactively, a portion of the Portfolio's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

      Shares of a Portfolio may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Portfolio through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.

PENSION AND PROFIT-SHARING PLANS

      Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

INDIVIDUAL 401(k)

      The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC
Section 402(g). In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.


TAX-SHELTERED CUSTODIAL ACCOUNTS


      Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Portfolio may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

      Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP)

      A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA)

      This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

ROTH IRA

      Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.


COVERDALL EDUCATION SAVINGS ACCOUNT

      Coverdall Education Savings Account were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000, may contribute up to $2,000 each year to a Coverdall Education Savings Account on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.


                              DESCRIPTION OF SHARES

      Ownership of the Portfolio is represented by shares of common stock. The total number of shares that the Portfolio has authority to issue is three billion (3,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to two hundred thousand dollars ($200,000.00).

      Currently, seventeen Portfolios of shares of the Portfolio have been authorized pursuant to the Portfolio's Articles of Incorporation ("Articles"): the Focused Small-Cap Growth Portfolio, the Focused Multi-Cap Growth Portfolio, the Focused Mid-Cap Growth Portfolio, the Focused Large-Cap Value Portfolio, the Focused Small-Cap Value Portfolio, the Focused Mid-Cap Value Portfolio, the Focused Large-Cap Growth Portfolio, the Focused Technology Portfolio, the Focused Growth and Income Portfolio, the Focused Multi-Cap Value Portfolio, the Focused International Equity Portfolio, the Focused Dividend Strategy Portfolio, SunAmerica Focused Equity Strategy, SunAmerica Focused Multi-Asset Strategy, SunAmerica Focused Balanced Strategy, SunAmerica Focused Fixed Income and Equity Strategy and SunAmerica Focused Fixed Income Strategy. The Focused Small-Cap Growth Portfolio, Focused Mid-Cap Growth Portfolio and Focused Mid-Cap Value Portfolio are divided into four classes of shares, designated as Class A, Class B, Class C and Class I. The Focused Multi-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Small-Cap Value Portfolio, Focused Technology Portfolio, Focused Growth and Income Portfolio, Focused Dividend Strategy Portfolio and Focused Multi-Cap Value Portfolio are divided into three classes of shares, designated as Class A, Class B and Class C. The Focused Large-Cap Growth Portfolio is divided in four classes of shares, designated as Class A, Class B, Class C and Class Z. The Directors may authorize the creation of additional Portfolios of shares so as to be able to offer to investors additional investment portfolios within the Corporation that would operate independently from the Corporation's present Portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each Portfolio of the Corporation's shares represents the interests of the shareholders of that Portfolio in a particular portfolio of Portfolio's assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

      Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Corporation need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Corporation. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All Portfolios of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the Portfolios affected by the matter may be entitled to vote.

      The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge and a distribution fee, (iii) Class B shares are subject to a CDSC and a distribution fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B Shares, (v) Class C shares are subject to a distribution fee and a CDSC, (vi) Class I shares are not subject to any sales charges or distribution fees, (vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (viii) Class Z shares are not subject to any sales charge or any distribution, account maintenance or service feeand (x) each class of shares will be exchangeable only into the same class of shares of any other Portfolio or other SunAmerica Funds that offer that class. All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.


      The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940
Act) that no Director or officer of the Fund shall be personally liable to the Fund or to stockholders for money damages. The Articles provide that the Fund shall indemnify (i) the Directors and officers, whether serving the Fund or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Fund's By-laws and be permitted by law. The duration of the Fund shall be perpetual.

                             ADDITIONAL INFORMATION

COMPUTATION OF OFFERING PRICE PER SHARE


      The following is the offering price calculation for each Class of shares of the Portfolios, based on the value of each Portfolio's net assets and number of shares outstanding on October 31, 2005. There are no sales charges for Class I shares and therefore the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding. The offering price for Focused Dividend Strategy Portfolio is as of the date of the commencement of its offering.

                                                  -------------------------------------------
                                                       FOCUSED MULTI-CAP GROWTH PORTFOLIO
                                                  -------------------------------------------
                                                     Class A        Class B**      Class C+
                                                  -------------------------------------------
Net Assets ....................................   $ 264,942,311   $ 85,579,694   $ 57,290,731
                                                  -------------------------------------------
Number of Shares Outstanding ..................      12,031,575      4,159,177      2,784,875
                                                  -------------------------------------------
Net Asset  Value Per Share  (net  assets
divided by number of shares) ..................   $       22.02   $      20.58   $      20.57
                                                  -------------------------------------------
Sales  charge for Class A Shares: 5.75% of
offering  price  (6.10% of net asset
value per share)* .............................            1.34             --             --
                                                  -------------------------------------------
Offering Price ................................   $       23.36          20.58   $      20.57
                                                  -------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


                                                  -------------------------------------------
                                                       FOCUSED LARGE-CAP VALUE PORTFOLIO
                                                  -------------------------------------------
                                                     Class A        Class B**      Class C+
                                                  -------------------------------------------
Net Assets ....................................   $ 437,074,239   $ 36,285,824   $ 73,069,599
                                                  -------------------------------------------
Number of Shares Outstanding ..................      26,047,039      2,256,001      4,536,642
                                                  -------------------------------------------
Net Asset Value Per Share (net assets divided
by number of shares) ..........................   $       16.78   $      16.08   $      16.11
                                                  -------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value
per share)* ...................................            1.02             --             --
                                                  -------------------------------------------
Offering Price ................................   $       17.80   $      16.08   $      16.11
                                                  -------------------------------------------


----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


                                                  ------------------------------------------------
                                                              FOCUSED MID-CAP GROWTH PORTFOLIO
                                                  ------------------------------------------------
                                                     Class A      Class B**    Class C     Class I
                                                  ------------------------------------------------
Net Assets ....................................   $  35,944,527   $  55,984   $ 105,057   $ 24,568
                                                  ------------------------------------------------
Number of Shares Outstanding ..................       2,932,504       4,575       8,585      2,004
                                                  ------------------------------------------------
Net Asset  Value Per  Share  (net  assets
divided by number of shares) ..................   $       12.26   $   12.24   $   12.24   $  12.26
                                                  ------------------------------------------------
Sales  charge  for Class A Shares:  5.75% of
offering  price  (6.10%  of net asset
value per share)* .............................            0.75          --          --         --
                                                  ------------------------------------------------
Offering Price ................................   $       13.01   $   12.24   $   12.24   $  12.26
                                                  ------------------------------------------------



                                                  ------------------------------------------
                                                    FOCUSED DIVIDEND STRATEGY PORTFOLIO++
                                                  ------------------------------------------
                                                     Class A       Class B**      Class C+
                                                  ------------------------------------------
Net Assets ....................................   $  58,264,127   $47,732,661   $ 88,859,485
                                                  ------------------------------------------
Number of Shares Outstanding ..................       4,716,876     3,877,512      7,219,396
                                                  ------------------------------------------
Net  Asset  Value  Per  Share  (net  assets
divided by number of shares) ..................   $       12.35   $     12.31   $      12.31
                                                  ------------------------------------------
Sales chargefor Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* .......................................            0.75            --             --
                                                  ------------------------------------------
Offering Price ................................   $       13.10   $     12.31   $      12.31
                                                  ------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

++ Offering Price calculations for Focused Dividend Strategy Portfolio are as of September 30, 2003.


                                                  -------------------------------------------
                                                       FOCUSED SMALL-CAP VALUE PORTFOLIO
                                                  -------------------------------------------
                                                     Class A        Class B**      Class C+
                                                  -------------------------------------------
Net Assets ....................................   $ 328,952,486   $ 65,855,521   $118,729,153
                                                  -------------------------------------------
Number of Shares Outstanding ..................      15,758,828      3,356,420      6,038,188
                                                  -------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ..................   $       20.87   $      19.62   $      19.66
                                                  -------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* .......................................            1.27             --             --
                                                  -------------------------------------------
Offering Price ................................   $       22.14   $      19.62   $      19.66
                                                  -------------------------------------------


----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


                                                  ---------------------------------------------------------
                                                                   FOCUSED SMALL-CAP GROWTH
                                                  ---------------------------------------------------------
                                                     CLASS A        CLASS B**      CLASS C+       CLASS I
                                                  ---------------------------------------------------------
Net Assets ....................................   $ 222,190,109   $ 37,563,436   $ 75,343,285   $ 6,992,400
                                                  ---------------------------------------------------------
Number of Shares Outstanding ..................      12,373,610      2,213,786      4,453,280       384,751
                                                  ---------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ..................   $       17.96   $      16.97   $      16.92   $     18.17
                                                  ---------------------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* .......................................            1.10             --             --            --
                                                  ---------------------------------------------------------
Offering Price ................................   $       19.06   $      16.97   $      16.92        418.17
                                                  ---------------------------------------------------------


----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

                                                  ------------------------------------------------------------
                                                               FOCUSED LARGE-CAP GROWTH PORTFOLIO
                                                  ------------------------------------------------------------
                                                     CLASS A        CLASS B**        CLASS C+        CLASS Z
                                                  ------------------------------------------------------------
Net Assets ....................................   $ 724,609,763   $ 342,067,096   $ 398,269,713   $ 80,415,274
                                                  ------------------------------------------------------------
Number of Shares Outstanding ..................      40,693,216      20,178,890      23,482,327      4,386,482
                                                  ------------------------------------------------------------
Net Asset Value Per Share (net assets divided
by number of shares) ..........................   $       17.81   $       16.95   $       16.96   $      18.33
                                                  ------------------------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* .......................................            1.09              --              --             --
                                                  ------------------------------------------------------------
Offering Price ................................   $       18.90   $       16.95   $       16.96   $      18.33
                                                  ------------------------------------------------------------


----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


                                                  -------------------------------------------
                                                         FOCUSED TECHNOLOGY PORTFOLIO
                                                  -------------------------------------------
                                                     CLASS A        CLASS B**      CLASS C+
                                                  -------------------------------------------
Net Assets ....................................   $  47,846,800   $ 25,216,608   $ 28,394,444
                                                  -------------------------------------------
Number of Shares Outstanding ..................   $   7,699,633      4,193,562      4,720,199
                                                  -------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ..................   $        6.21   $       6.01   $       6.02
                                                  -------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset
value per share)* .............................            0.38             --             --
                                                  -------------------------------------------
Offering Price ................................   $        6.59   $       6.01           6.02
                                                  -------------------------------------------


----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


                                                  -----------------------------------------------------
                                                           FOCUSED GROWTH AND INCOME PORTFOLIO
                                                  -----------------------------------------------------
                                                     Class A        Class B**      Class C+     Class X
                                                  -----------------------------------------------------
Net Assets ....................................   $ 163,764,648   $ 70,609,268   $107,861,677
                                                  -----------------------------------------------------
Number of Shares Outstanding ..................       9,872,442      4,491,166      6,866,911
                                                  -----------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ..................   $       16.59   $      15.72         $15.71
                                                  -----------------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* .......................................            1.01             --             --
                                                  -----------------------------------------------------
Offering Price ................................   $       17.60   $      15.72   $      15.71
                                                  -----------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


                                                  -------------------------------------------
                                                            FOCUSED MULTI-CAP VALUE
                                                  -------------------------------------------
                                                     Class A        Class B**      Class C+
                                                  -------------------------------------------
Net Assets ....................................   $ 224,590,623   $172,115,529   $193,047,469
                                                  -------------------------------------------
Number of Shares Outstanding ..................      10,716,014      8,481,750      9,521,020
                                                  -------------------------------------------
Net Asset Value Per Share (net assets divided
by number of shares) ..........................   $       20.96   $      20.29   $      20.28
                                                  -------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* .......................................            1.28             --             --
                                                  -------------------------------------------
Offering Price ................................   $       22.24   $      20.29   $      20.28
                                                  -------------------------------------------


----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.


                                                  ---------------------------------------------------
                                                            FOCUSED MID-CAP VALUE PORTFOLIO
                                                  ---------------------------------------------------
                                                     Class A        Class B**     Class C     Class I
                                                  ---------------------------------------------------
Net Assets ....................................   $  36,216,594   $    105,485   $ 450,027   $ 24,733
                                                  ---------------------------------------------------
Number of Shares Outstanding ..................       2,935,067          8,565      36,534      2,004
                                                  ---------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ..................   $       12.34   $      12.32   $   12.32   $  12.34
                                                  ---------------------------------------------------
Sales  charge  for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* .......................................            0.75             --          --         --
                                                  ---------------------------------------------------
Offering Price ................................   $       13.09   $      12.32   $   12.32   $  12.34
                                                  ---------------------------------------------------



                                                  -------------------------------------------
                                                    FOCUSED INTERNATIONAL EQUITY PORTFOLIO
                                                  -------------------------------------------
                                                     Class A        Class B**      Class C+
                                                  -------------------------------------------
Net Assets ....................................   $ 205,847,941   $ 13,410,940   $ 35,064,941
                                                  -------------------------------------------
Number of Shares Outstanding ..................      11,083,849        739,255      1,936,056
                                                  -------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ..................   $       18.57   $      18.14   $      18.11
                                                  -------------------------------------------
Sales charge for Class A Shares: 5.75% of
offering price (6.10% of net asset value per
share)* .......................................            1.13             --             --
                                                  -------------------------------------------
Offering Price ................................   $       19.70   $      18.14   $      18.11
                                                  -------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

REPORTS TO SHAREHOLDERS

      The Fund sends audited annual and unaudited semi-annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

CUSTODIAN AND TRANSFER AGENCY

      State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Portfolios and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

      PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900 Houston, TX 77002 has been selected to serve as the Corporation's independent registered public accounting firm and in that capacity examines the annual financial statements of the Corporation. The firm of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, has been selected as legal counsel to the Corporation.


                              FINANCIAL STATEMENTS

      The Fund's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2005 annual report or semi-annual report to shareholders. You may request a copy of the Fund's annual and semi-annual report at no charge by calling (800) 858-8850 or writing the Fund at AIG SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

      Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

      A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

                                   Appendix-1

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

      The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

      Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

      --    Leading market positions in well established industries

      --    High rates of return on funds employed

      -- Conservative capitalization structures with moderate reliance on debt and ample asset protection

      -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

      -- Well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

      If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

      Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                   Appendix-2

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

      A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

      The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

      A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

            Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

      B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                                   Appendix-3

      CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

      CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

      C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

      CI The rating CI is reserved for income bonds on which no interest is being paid.

      D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

      Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

      L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

      * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

      NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

      Debt Obligations of Issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

      Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA, "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                                   Appendix-4

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

      A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

      A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

      A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

      A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

      B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

      C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

      D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

      The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   Appendix-5

                         SUNAMERICA FOCUSED SERIES, INC.


               FOCUSED BALANCED STRATEGY PORTFOLIO
               FOCUSED EQUITY STRATEGY PORTFOLIO
               FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO
               FOCUSED FIXED INCOME STRATEGY PORTFOLIO
               FOCUSED MULTI ASSET STRATEGY PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 2006


The Harborside Financial Center                          General Marketing and
3200 Plaza 5                                             Shareholder Information
Jersey City, NJ 07311                                    (800) 858-8850


      SunAmerica Focused Series, Inc. (the "Fund") consists of seventeen different portfolios: Focused Large-Cap Growth Portfolio, Focused Multi-Cap Growth Portfolio, Focused Mid-Cap Growth Portfolio, Focused Small-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Multi-Cap Value Portfolio, Focused Mid-Cap Value Portfolio Focused Small-Cap Value Portfolio, Focused Growth and Income Portfolio, Focused International Equity Portfolio, Focused Technology Portfolio, Focused Dividend Strategy Portfolio, Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Strategy Portfolio. This Statement of Additional Information relates only to five of the portfolios: Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Strategy Portfolio (each, a "Portfolio" and collectively the "Portfolios" or the "Focused Strategies"). Each Portfolio has distinct investment objectives and strategies.

      This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Portfolios' Prospectus dated February 28, 2006. To obtain a Prospectus free of charge, please call (800) 858-8850. The Prospectus is incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus. The Fund's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2005 annual report to shareholders. You may request a copy of the annual report and semiannual report at no charge by calling (800) 858-8850 or writing the Fund at AIG SunAmerica Fund Services, Inc., Mutual Fund Operations, The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS


                                                                                PAGE
THE FUND...............................................................            3
INVESTMENT OBJECTIVES AND POLICIES.....................................            3
INVESTMENT RESTRICTIONS................................................           10
DIRECTORS AND OFFICERS.................................................           13
ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR....           22
ADVISORY FEES..........................................................           25
PROXY VOTING POLICIES AND PROCEDURES...................................           30
PORTFOLIO TRANSACTIONS AND BROKERAGE...................................           35
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES....................           36
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES..................           45
EXCHANGE PRIVILEGE.....................................................           45
DETERMINATION OF NET ASSET VALUE.......................................           46
DIVIDENDS, DISTRIBUTIONS AND TAXES.....................................           48
RETIREMENT PLANS.......................................................           52
DESCRIPTION OF SHARES..................................................           54
ADDITIONAL INFORMATION.................................................           56
FINANCIAL STATEMENTS...................................................           58
APPENDIX...............................................................            1


      No dealer, salesperson or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, AIG SunAmerica Asset Management Corp. or AIG SunAmerica Capital Services, Inc. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                    THE FUND

      The Fund, organized as a Maryland corporation on July 3, 1996, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently consists of seventeen series: Focused Large-Cap Growth Portfolio, Focused Multi-Cap Growth Portfolio, Focused Mid-Cap Growth Portfolio, Focused Small-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Multi-Cap Value Portfolio, Focused Mid-Cap Value Portfolio, Focused Small-Cap Value Portfolio, Focused Growth and Income Portfolio, Focused International Equity Portfolio, Focused Technology Portfolio, Focused Dividend Strategy Portfolio, Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Strategy Portfolio. Each of the Portfolios is a non-diversified investment company within the meaning of the 1940 Act.

      The Board of Directors of the Fund approved the creation of the Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Strategy Portfolio at its August 28th-29th, 2002 Board meeting. On October 30, 2003, the Board of Directors of the Fund authorized the offering of Class I shares for all Focused Strategy Portfolios. Class I shares commenced offering on February 23, 2004. On October 30, 2003, the Directors approved the creation of the Focused Dividend Strategy Portfolio, to become effective February 20, 2004, offering Classes A, B and II. The Focused Dividend Strategy Portfolio will be the survivor of a reorganization with Focused Dividend Strategy Portfolio of SunAmerica Equity Funds (the "Prior Focused Dividend Strategy Portfolio"), which is expected to be consummated on February 20, 2004. This Statement of Additional Information relates only to the Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Strategy Portfolio. AIG SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser") serves as investment adviser for each Portfolio.

      At a meeting of the Board of Directors of the Fund held on October 30, 2003, the Board approved a name change for the Fund. Effective January 1, 2004, the name SunAmerica Style Select Series, Inc. is changed to SunAmerica Focused Series, Inc.

      On January 15, 2004, the Trustees approved the redesignation of Class II shares as Class C shares for each of the Portfolios, to be effective on February 20, 2004.


                       INVESTMENT OBJECTIVES AND POLICIES


      The investment objective and policies of the Portfolios are described in the Portfolios' Prospectus. Each of the Portfolios follows a fund of funds investment strategy in which the assets of the Portfolios are invested in shares of funds within the SunAmerica Mutual Funds ("Underlying Funds"). The SunAmerica Mutual Funds ("SAMF") consist of investment funds of the following SunAmerica companies: AIG Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Focused Series, Inc., and other SunAmerica mutual funds companies that may be established in the future.

Certain types of securities in which the Underlying Funds may invest and certain investment practices the Portfolios or the Underlying Funds may employ, which are described under "More Information about the Portfolios - Investment Strategies" in the Prospectus, are discussed more fully below. The Portfolios will purchase and hold Class A shares of the Underlying Funds, which are subject to sales charges. SunAmerica will waive the front-end sales charge on purchases of Class A shares of the Underlying Fund by the Portfolios.

      FUND OF FUNDS INVESTMENTS. A fund of funds investment strategy generally offers an efficient means of asset allocation across a range of asset classes (e.g., domestic equity securities, foreign equity securities, and bonds and other fixed income securities). A fund of funds investment strategy may, however, present special risks, including the following: (i) the performance of each Portfolio will be wholly dependent on the performance of the Underlying Funds and, therefore, on the selection of the Underlying Funds by the Adviser and the allocation and reallocation by the Adviser of Portfolio assets among the Underlying Funds, and (ii) investors in a Portfolio can generally invest in the Underlying Funds directly and may incur additional fees and expenses by investing in them indirectly through the Portfolio.

      Unless otherwise specified, the Underlying Funds may invest in the following securities.


      EQUITY SECURITIES. Each of the Portfolios may invest in Underlying Funds that invest significantly in equity securities. Under normal market conditions the Focused Equity Strategy Portfolio expects to invest 80% to 100% of Portfolio assets in such Underlying Funds; the Focused Balanced Strategy Portfolio expects to invest 35% to 75% of Portfolio assets in such Underlying Funds; the Focused Multi-Asset Strategy Portfolio expects to invest 70% of Portfolio assets in such Underlying Funds; the Focused Fixed Income Strategy Portfolio expects to invest 0% to 20% of Portfolio assets in such Underlying Funds; and the Focused Fixed Income and Equity Strategy Portfolio expects to invest 15% to 50% of Portfolio assets in such Underlying Funds (in each case, under normal market conditions). The following discussion will be of greater significance as a Portfolio's allocation to equity-focused Underlying Funds increases and is expected to be most significant with respect to the Focused Equity Strategy Portfolio, Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio.


      The Underlying Funds' investment strategies may include long and short positions in common stocks and other equity securities. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks and other equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. These fluctuations can be pronounced. Investments in equity securities are subject to inherent market risks and fluctuations because of company earnings, economic conditions such as interest rates, availability of credit, inflation rates and economic uncertainty, changes in laws, changes in national and international political circumstances and other factors beyond the control of the advisers to the Underlying Funds (in each case, under normal market conditions). The public equity markets have in the past experienced significant price volatility, especially in the information technology and Internet sectors.

      The adviser to certain Underlying Funds does not restrict their investments in equity securities with respect to market capitalization, and the Underlying Funds may invest in smaller capitalization companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

      FOREIGN SECURITIES. Each of the Portfolios may invest in Underlying Funds that invest in foreign securities. The Focused Equity Strategy Portfolio expects to allocate 0% to 20% of Portfolio assets to such Underlying Funds; the Focused Balanced Strategy Portfolio expects to allocate 0% to 15% of Portfolio assets to such Underlying Funds; the Focused Multi-Asset Strategy Portfolio expects to allocate 10% of Portfolio assets to such Underlying Funds; Focused Fixed Income Strategy Portfolio expects to allocate 0% to 5% of Portfolio assets to such Underlying Funds; and the Focused Fixed Income and Equity Strategy Portfolio expects to allocate 0% to 10% of Portfolio assets to such Underlying Funds (in each case, under normal market conditions). The following discussion will be of greater significance as a Portfolio's allocation to international-focused Underlying Funds increases.

      Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in Portfolio values by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

      The Underlying Funds may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"). ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Underlying Funds may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Underlying Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Underlying Fund's custodian in three days. The Underlying Funds may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security.

      Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign Underlying Fund investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets (and in particular emerging markets) than in the United States; less regulation of foreign issuers, stock exchanges and brokers than the United States; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the United States; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

      The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of the Underlying Funds' non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Underlying Funds' non-dollar securities. Currencies are evaluated by the Underlying Funds on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.


      BONDS AND OTHER FIXED INCOME SECURITIES. Each of the Portfolios may invest in Underlying Funds that invest significantly in bonds and other fixed income securities. The Focused Balanced Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Fixed Income Strategy Portfolio and Focused Fixed Income and Equity Strategy Portfolio may invest significantly in Underlying Funds that invest significantly in bonds or other fixed income securities. Under normal market conditions the Focused Equity Strategy Portfolio expects to invest 0% to 5% of Portfolio assets to such Underlying Funds; the Focused Balanced Strategy Portfolio expects to invest 25% to 50% of Portfolio assets to such Underlying Funds; the Focused Multi-Asset Strategy Portfolio expects to invest 20% of Portfolio assets to such Underlying Funds; the Focused Fixed Income Strategy Portfolio expects to invest 80% to 100% of Portfolio assets to such Underlying Funds; and the Focused Fixed Income and Equity Strategy Portfolio expects to invest 50% to 80% of Portfolio assets to such Underlying Funds (in each case, under normal market conditions). The following discussion will be of greater significance as a Portfolio's allocation to bond- and fixed income-focused Underlying Funds increases and is expected to be most significant with respect to the Focused Balanced Strategy Portfolio, Focused Fixed Income Strategy Portfolio and Focused Fixed Income and Equity Strategy Portfolio.


      Bonds and other fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

      The market values of fixed income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. This is often referred to as interest rate risk. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest. This is often referred to as credit risk.

      Bonds and other fixed income securities in which the Underlying Funds may invest include, without limitation, corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. Treasury and other U.S. government securities, mortgage-backed and mortgage-related securities, asset-backed securities, money market securities, commercial bank obligations, commercial paper and repurchase agreements.

      When an Underlying Fund invests in mortgage-backed or asset-backed securities, the Portfolio may be subject to prepayment risk. Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates an Underlying Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by an Underlying Fund may exhibit price characteristics of longer-term debt securities.

      ILLIQUID SECURITIES. Each Underlying Fund may invest in illiquid securities, which may be difficult or impossible to sell at the time and the price that the seller would like.

      DERIVATIVES STRATEGIES. The Underlying Funds may engage in various derivatives strategies including, without limitation, the use of options, futures, options on futures and investments in hybrid investments, for both hedging and non-hedging purposes. To the extent the Underlying Funds engage in these strategies, the Portfolios may be exposed to additional volatility and risk of loss. This is especially so when derivatives strategies are used for non-hedging purposes.

      SHORT-TERM DEBT SECURITIES. In addition to their primary investments, the Portfolios may also invest up to 10% of their total assets in U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in a Portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, a Portfolio may invest up to 100% of its total assets in cash and short-term fixed-income securities, rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). The short-term and temporary defensive investments in which the Portfolios may invest are U.S. government securities and commercial paper. The Underlying Funds may invest in similar securities under similar circumstances.

      DIVERSIFICATION. The Portfolios are classified as "non-diversified" for purposes of the 1940 Act, which means that they are not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent a Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer (e.g., one of the Underlying Funds), its exposure to the risks associated with that issuer is increased. Because the Portfolios invest in a limited number of issuers (the Underlying Funds), the performance of particular securities may adversely affect the Portfolios' performance or subject the Portfolios to greater price volatility than that experienced by diversified investment companies. Generally, the Underlying Funds are not "diversified" investment companies for purposes of the 1940 Act.

      The Portfolios intend to maintain the required level of diversification and otherwise conduct their operations in order to qualify as "regulated investment companies" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Portfolio must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In the unlikely event application of a Portfolio's strategy would result in a violation of these requirements of the Code, the Portfolio would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

      REPURCHASE AGREEMENTS. The Portfolios may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, a Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, a Portfolio may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Portfolio may be delayed or limited. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

      REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Portfolio then invests the proceeds from the transaction in another obligation in which the Portfolio is authorized to invest. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Portfolio will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision.

      BORROWING. As a matter of fundamental policy a Portfolio is authorized to borrow up to 33 1/3% of its total assets. Each Portfolio may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. In seeking to enhance investment performance, a Portfolio may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets of a Portfolio in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of a Portfolio's assets would be reduced by a greater amount than would otherwise be the case. The effect of borrowing will therefore tend to magnify the gains or losses to a Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of a Portfolio's assets would be reduced due to the added expense of interest on borrowed monies. A Portfolio is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which a Portfolio may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.


In seeking to enhance investment performance, a Portfolio may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the

Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of a Portfolio's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio's assets, so computed, should fail to meet the 300% asset coverage requirement, a Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense a Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio's assets fluctuate in value, but borrowing obligations are fixed when a Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when a Portfolio's assets increase or decrease in value than would otherwise be the case. The Portfolios' policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

      Similar legal and practical considerations apply with respect to borrowings by the Underlying Funds.

INVESTORS SHOULD ALSO CONSIDER REVIEWING MATERIALS APPLICABLE TO THE UNDERLYING FUNDS. THE UNDERLYING FUNDS IN WHICH THE PORTFOLIOS ARE INVESTED AS OF THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION ARE:


      Focused Large-Cap Growth Portfolio, Focused Multi-Cap Growth Portfolio, Focused Mid-Cap Growth Portfolio, Focused Small-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Multi-Cap Value Portfolio, Focused Mid-Cap Value Portfolio, Focused Small-Cap Value Portfolio, Focused Growth and Income Portfolio, Focused International Equity Portfolio, SunAmerica Core Bond Fund, SunAmerica Strategic Bond Fund, SunAmerica U.S. Government Securities Fund, SunAmerica GNMA Fund and SunAmerica High Yield Bond Fund.

      SUNAMERICA RESERVES THE RIGHT TO INVEST IN DIFFERENT FUNDS WITHOUT NOTICE TO INVESTORS.


            FOR MORE INFORMATION ABOUT ANY UNDERLYING FUND(S), CALL (800) 858-8850.

                             INVESTMENT RESTRICTIONS


      The Fund has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. Each Portfolio may not:


      1. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry, other than SunAmerica Mutual Funds. Obligations of the

      U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

      2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

      3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectuses and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

      4. Make loans to others except for (a) the purchase of debt securities;
      (b) entering into repurchase agreements; (c) the lending of its Portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

      5. Borrow money, except that (i) each Portfolio may borrow in amounts up to 33-1/3% of its total assets for temporary or emergency purposes, (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets), and
      (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of Portfolio securities. This policy shall not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

      6. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its Portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectuses and Statement of Additional Information, as they may be amended from time to time.

      7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of Portfolio securities of the Portfolio.

      The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Each Portfolio may not:

      8. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

      9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to Forward Contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectuses and Statement of Additional Information, as they may be amended from time to time.

      10. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except to the extent permitted by applicable law.

      11. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

      For purposes of investment restriction no. 1, the Portfolios will look through to the Underlying Fund's assets for concentration purposes. In addition, "industry" is determined by reference to the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION, published by the Securities and Exchange Commission.

                             DIRECTORS AND OFFICERS


      The following table lists the Directors and executive officers of the Fund, their date of birth, current positions held with the Fund, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships held outside of the fund complex. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds and the Fund. Unless otherwise noted, the address of each executive officer and Director is The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Disinterested Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors."

      DISINTERESTED DIRECTORS

-----------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                                                                         Portfolios in
                             Position(s)    Term of Office and    Principal Occupation    Fund Complex
                              Held with       Length of Time       during the last 5      Overseen by     Other Directorships
   Name and Date of Birth    Corporation         Served(1)               years           Director (2)     Held by Director(3)
-----------------------------------------------------------------------------------------------------------------------------
Jeffrey S. Burum            Director       2004 to Present       Founder and CEO of      42              None
DOB: February 27, 1963                                           National Housing
                                                                 Development
                                                                 Corporation; (January
                                                                 2000 to present);
                                                                 Founder, Owner and
                                                                 Partner of Colonies
                                                                 Crossroads, Inc.
                                                                 (January 2000 to
                                                                 present); Owner and
                                                                 Managing Member of
                                                                 Diversified Pacific
                                                                 Development Group,
                                                                 LLC (June 1990 to
                                                                 present).
-----------------------------------------------------------------------------------------------------------------------------


---------------
(1) Directors serve until their successors are duly elected and qualified, subject to the Director's Retirement Plan as discussed on page 17.


(2) The "Fund Complex" consists of all registered investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. The "Fund Complex" includes the AIG Series Trust (6 funds), SunAmerica Money Market Funds (2 funds), the SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), the Fund (17 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. ("FGF") (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. ("FGI") (1 fund), Anchor Series Trust ("AST") (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. ("SASFR") (1 fund), VALIC Company I (33 portfolios) and VALIC Company II (15 portfolios), SunAmerica Series Trust (32 portfolios) and Seasons Series Trust (24 portfolios).


(3) Directorships of Companies required reporting to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act other than those listed under the

----------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                        Portfolios in
                             Position(s)    Term of Office and   Principal Occupation    Fund Complex
                              Held with       Length of Time      during the last 5      Overseen by     Other Directorships
   Name and Date of Birth    Corporation        Served(1)               years           Director (2)      Held by Director(3)
----------------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven         Director       2001 to Present      Retired.               91               Director, A.G. Belo
DOB: October 6, 1945                                                                                     Corporation (1992 to
                                                                                                         present); Director,
                                                                                                         Sysco Corporation
                                                                                                         (1996 to present);
                                                                                                         Director, Luby's,
                                                                                                         Inc. (1998 to
                                                                                                         present); Director,
                                                                                                         University of Texas
                                                                                                         Board of Regents
                                                                                                         (2001 to present).
----------------------------------------------------------------------------------------------------------------------------
William F. Devin             Director       2001 to Present      Retired.               91               Member of the Board
DOB: December 30, 1938                                                                                   of Governors, Boston
                                                                                                         Stock Exchange
                                                                                                         (1985-present).
-----------------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat          Chairman of    1996 to Present      Attorney, sole         52               Director, North
DOB: March 7, 1940           the Board                           practitioner.                           European Oil Royalty
                                                                                                         Trust
-----------------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman            Director       1996 to Present      Associate, Corcoran    52               None
DOB: May 10, 1943                                                Group (Real Estate)
                                                                 (2003 to Present)
                                                                 President and Member
                                                                 of Managing
                                                                 Directors,
                                                                 Beau-Brummel-SoHo LLC
                                                                 (Licensing of
                                                                 menswear specialty
                                                                 retailing and other
                                                                 activities) (June
                                                                 1998 to Present
-----------------------------------------------------------------------------------------------------------------------------
William Shea                 Director       2004 to Present      President and CEO,     52               Chairman of the
DOB: February 9, 1948                                            Conseco, Inc.                           Board, Royal and
                                                                 (Financial Services)                    SunAlliance U.S.A.,
                                                                 (2001 to 2004);                         Inc., (March 2005 to
                                                                 Chairman of the Board                   present); Director,
                                                                 of Centennial                           Boston Private
                                                                 Technologies, Inc.                      Financial Holdings
                                                                 (1998 to 2001); Vice                    (October 2004 to
                                                                 President, Bank of                      present).
                                                                 Boston Corporation
                                                                 (1993 to 1998)

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR


----------------------------------------------------------------------------------------------------------------------------
                                           Term of                                         Number of
                                            Office                                       Portfolios in
                             Position(s)   Length                                         Fund Complex
                              Held with    of Time          Principal Occupations         Overseen by    Other Directorships
   Name and Date of Birth    Corporation    Served           During Past 5 Years          Director(2)    Held by Director(3)
----------------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck(4)          Director      1995 to    President, CEO and Director,       100             None
DOB: January 23, 1954                      Present    SAAMCo (August 1995 to present);
                                                      Director, SACS (August 1993 to
                                                      present) AIG Advisor Group, Inc.
                                                      (June 2004 to present)..
----------------------------------------------------------------------------------------------------------------------------


OFFICERS


----------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of
                                                                                             Portfolios
                                                                                               in Fund
                             Position(s)                                                       Complex            Other
                              Held with     Length of          Principal Occupations         Overseen by      Directorships
   Name and Date of Birth    Corporation   Time Served          During Past 5 Years            Officer       Held by Officer
----------------------------------------------------------------------------------------------------------------------------
Vincent Marra                President     2004 to       Senior Vice President and Chief     N/A             N/A
DOB: May 28, 1950                          Present       Operating Officer, SAAMCo
                                                         (February 2003 to Present);
                                                         Chief Administrative Officer,
                                                         Chief Operating Officer and
                                                         Chief Financial Officer, Carett
                                                         & Co. LLC (June 2002 to February
                                                         2003); Chief Operating Officer,
                                                         Bowne Digital Solutions (1999 to
                                                         May 2002).
----------------------------------------------------------------------------------------------------------------------------
Donna M. Handel              Treasurer     2002 to       Senior Vice President, SAAMCo       N/A             N/A
DOB: June 25, 1966                         Present       (December 2004 to present); Vice
                                                         President, SAAMCo (August 1997
                                                         to December 2004); Assistant
                                                         Treasurer, SAAMCo (1993 to 2002).
----------------------------------------------------------------------------------------------------------------------------


-----------------------
(4) Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SAAMCo and Director of SACS.

----------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of
                                                                                             Portfolios
                                                                                               in Fund
                             Position(s)                                                       Complex            Other
                              Held with     Length of          Principal Occupations         Overseen by      Directorships
   Name and Date of Birth    Corporation   Time Served          During Past 5 Years            Officer       Held by Officer
----------------------------------------------------------------------------------------------------------------------------
Gregory N. Bressler          Secretary     2004 to       Senior Vice President and           N/A             N/A
DOB: November 17, 1966                     Present       General Counsel, SAAMCo (June
                                                         2005 to present); Vice President
                                                         and Director of U.S. Asset
                                                         Management Compliance, Goldman
                                                         Sachs Asset Management (June
                                                         2004 to June 2005); Deputy
                                                         General Counsel, Credit Suisse
                                                         Asset Management (June 2002 to
                                                         June 2004): Counsel, Credit
                                                         Suisse Asset Management (January
                                                         2000 to June 2002).
----------------------------------------------------------------------------------------------------------------------------

      The Directors of the Fund are responsible for the overall supervision of the operation of the Fund and the Portfolios and perform various duties imposed on directors of investment companies by the 1940 Act and under the Fund's Articles of Incorporation. Directors and officers of the Fund are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by SACS and other affiliates of AIG SunAmerica Inc.

      The Portfolio pays each Director who is not an interested person of the Portfolio or the Adviser, nor a party to any Management or Subadvisory Agreement (each a "Disinterested" Director) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives a pro rata portion (based upon the Portfolio's net assets) of the $40,000 in annual compensation for acting as a director or trustee to all the retail funds in SAMF ($60,000 in annual compensation for the Chairman of the Board). In addition, each Disinterested Director received $20,000 in annual compensation for acting as trustee to AST. Each Disinterested Director receives an annual amount of $5,000 ($7,500 for the Chairman of the Board) per fund for serving as a Director to FGF and FGI. Also, each Disinterested Director of SASFR receives $900 per quarterly meeting attended ($1,350 for the Chairman of the Board). Each Disinterested Director of SAMF receives an additional $5,000 per attended quarterly meeting ($7,500 for the Chairman). Officers of the SAMF, AST, FGF, FGI and SASFR receive no direct remuneration in such capacity from the Trust or the Portfolios.. Officers of the Portfolio receive no direct remuneration in such capacity from the Fund or the Portfolios.


      The Board of Directors has established four committees, i.e., Audit, Nominating Compensation, Ethics and Governance.


      Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties; reviewing with the independent auditors the audit plan and results of the audit; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $2,500 per meeting for serving on the Audit Committees of all of the SAMF, SASFR and AST. With respect to the Portfolio, each member of the Audit Committee receives a pro rata portion of the $2,500 per meeting, based on the relative net assets of the Portfolio. The Audit Committee met six times during the fiscal year ended October 31, 2005.

      The Nominating and Compensation Committee recommends to the Directors those persons to be nominated by Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees between shareholders' meeting. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Directors. Members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating Committee. Each member of the Nominating Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 per telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Nominating and Compensation Committee. There were two meetings of the Nominating and Compensation Committee during the fiscal year ending October 31, 2005.

      The Ethics Committee is responsible for applying the Code Ethics applicable to the Fund's Principle Executive Officer and Principal Accounting Officer (the "Code") to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the code, as appropriate. Members of the Ethics Committee receive an aggregate of $1,000 in annual compensation for serving on the Ethics Committee. Each member of the Ethics Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 per telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Ethics Committee. The Ethics Committee met one time during the fiscal year ending October 31, 2005

      The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and to monitor and evaluate the functioning of the committees of the Board. Members of the Governance Committee receive an aggregate of $1,000 in annual compensation for serving on the Governance Committee. Each member of the Governance Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Governance Committee. The Governance Committee has met three times during the fiscal year ending on October 31, 2005.

      The Directors of the SAMF have adopted the AIG SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Directors. The Retirement Plan provides generally that if an unaffiliated Director who has at least 10 years of consecutive service as a Disinterested Director of any of the AIG SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age

70, or who has at least 5 years of consecutive service after reaching age 65 but before 70, or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each AIG SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.


DIRECTOR OWNERSHIP OF PORTFOLIO SHARES


The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2005


DISINTERESTED DIRECTORS


-----------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                          REGISTERED INVESTMENT
                                                                                          COMPANIES OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY                     DIRECTOR IN FAMILY OF
        NAME OF DIRECTOR                      SECURITIES IN THE FUND(1)                  INVESTMENT COMPANIES(2)
-----------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven                                    None                                      None

-----------------------------------------------------------------------------------------------------------------
William F. Devin                      Focused Large-Cap Growth $10,001-$50,000                over $100,000
                                         Focused Small-Cap Growth Portfolio
                                                   $10,001-$50,000
                                          Focused Large-Cap Value Portfolio
                                                   $10,001-$50,000
                                          Focused Small-Cap Value Portfolio
                                                   $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat                 Focused Technology Portfolio $10,001 - $50,000           $10,001-$50,000
                                      Focused Dividend Strategy Portfolio $0 -
                                                       $10,000
                                   Focused Large-Cap Growth Portfolio $0 - $10,000
-----------------------------------------------------------------------------------------------------------------
Stephen J. Gutman                                       None                                      None
-----------------------------------------------------------------------------------------------------------------
Jeffrey Burum                      Focused Small-Cap Value Portfolio Over $100,000            Over $100,000
                                     Focused Multi-Asset Portfolio Over $100,000
-----------------------------------------------------------------------------------------------------------------
William J. Shea                                         None                                      None
-----------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS


-----------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                          REGISTERED INVESTMENT
                                                                                          COMPANIES OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY                     DIRECTOR IN FAMILY OF
         NAME OF DIRECTOR                     SECURITIES IN THE FUND(1)                 INVESTMENT COMPANIES(2)
-----------------------------------------------------------------------------------------------------------------
Peter A. Harbeck(3)                    Focused Large-Cap Growth - Over $100,000               Over $100,000
                                       Focused Small-Cap Value - Over $100,000
                                     Focused International Equity - Over $100,000
                                           Focused Equity $10,001 - $50,000
                                       Focused Multi-Cap Growth - Over $100,000
-----------------------------------------------------------------------------------------------------------------


------------------------
(1) Where a Portfolio is not listed with respect to a Director, the Director held no shares of the Portfolio.


(2) Includes the SunAmerica Mutual Funds (42 funds), Anchor Series Trust (9 portfolios) and SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust ("SAST") (32 portfolios) and Seasons Series Trust (24 portfolios).


3     Interested Director

The following table sets forth information summarizing the compensation of each Disinterested Director for his services as Director for the fiscal year ended October 31, 2005. The Directors who are interested persons of the Fund nor any officers of the Fund receive any compensation.

                               COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------
                                                        PENSION OR
                                                   RETIREMENT BENEFITS                       TOTAL COMPENSATION
                                    AGGREGATE       ACCRUED AS PART OF   ESTIMATED ANNUAL    FROM TRUST AND FUND
                                   COMPENSATION       CORPORATION'S         BENEFITS ON         COMPLEX PAID
           DIRECTOR              FROM REGISTRANT        EXPENSES*          RETIREMENT**         TO TRUSTEES*
----------------------------------------------------------------------------------------------------------------
Jeffrey Burum                      $   42,561                  --           $   55,844           $    71,917
----------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven ***           $   41,283          $   98,238           $  136,545           $   160,367
----------------------------------------------------------------------------------------------------------------
William F. Devin ***               $   43,280          $  147,630           $  105,321           $   163,567
----------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat                $   50,009          $   50,553           $  108,318           $   143,675
----------------------------------------------------------------------------------------------------------------
Stephen J. Gutman                  $   41,823          $   98,238           $  136,545           $   160,367
----------------------------------------------------------------------------------------------------------------
William Shea                       $   40,814                  --           $   62,545           $    98,233
----------------------------------------------------------------------------------------------------------------

* Information is as of October 31, 2005 for the investment companies in the complex that pay fees to these Directors. The complex consists of the SAMF, AST, FGF, FGI, SASFR, VALIC Company I and VALIC Company II.

** Assumes the Participant elects to receive benefits in 15 yearly installments for SAMF and AST Retirement Plans and 10 yearly installments for VALIC Company I and VALIC Company II Retirement Plans.

*** Mr. Devin, Mr. Burum and Dr. Craven are not Trustees of AST. Mr. Devin and Dr. Craven were elected to the Board effective November 16, 2001.

      As of the date of this Statement of Additional Information, the Directors and Officers of the Fund owned in the aggregate less that 1% of each series and each class of each series total outstanding shares.

      The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class' shares outstanding as of February 9, 2006:

   PORTFOLIO NAME AND CLASS                                 HOLDER AND ADDRESS                     PERCENTAGE OWNED OF RECORD
-------------------------------------        -------------------------------------------------     --------------------------
Focused Equity Strategy Class B                  Citigroup Global Market Inc., 333 W. 34th             5% Owner of Record
                                                      Street. New York, NY 10001-2402

Focused Equity Strategy Class C                  Citigroup Global Market Inc., 333 W. 34th             7% Owner of Record
                                                      Street. New York, NY 10001-2402

Focused Multi-Asset Strategy Class A         Merrill Lynch, Pierce, Fenner & Smith, Inc., for          6% Owner of Record
                                              benefit of ("FBO") its Customers,4800 Deer Lake
                                                    Drive East, Jacksonville, FL 32246

Focused Multi-Asset Strategy Class C         Citigroup Global Market Inc., 333 W. 34th                 5% Owner of Record
                                             Street. New York, NY 10001-2402

Focused Balanced Strategy Class A            Merrill Lynch, Pierce, Fenner & Smith, Inc., FBO          9% Owner of Record
                                             its customers, 4800 Deer Lake Drive East,
                                             Jacksonville, FL 32246

Focused Balanced Strategy Class B            Merrill Lynch, Pierce, Fenner & Smith, Inc.,              15% Owner of Record
                                             4800 Deer Lake Drive East, Jacksonville, FL 32246

Focused Fixed Income and Equity              UBS Financial Services, Inc. FBO, Town of                 5% Owner of Record
Strategy Class A                             Amherst, 5583 Main St., Williamsville, NY
                                             14221-5409.

Focused Fixed Income and Equity              Merrill Lynch, Pierce, Fenner & Smith, Inc.,              16% Owner of Record
Strategy Class B                             FBO its Customers, 4800 Dee Lake Drive East,
                                             Jacksonville, FL 32246

Focused Fixed Income and Equity              Merrill Lynch, Pierce, Fenner & Smith, Inc.,              31% Owner of Record
Strategy Class C                             FBO its Customers, 4800 Dee Lake Drive East,
                                             Jacksonville, FL 32246

Focused Fixed Income Strategy                Merrill Lynch, Pierce, Fenner & Smith, Inc.,              6% Owner of Record
Class B                                      FBO its Customers, 4800 Dee Lake Drive East,
                                             Jacksonville, FL 32246

Focused Fixed Income                         Merrill Lynch, Pierce, Fenner & Smith, Inc.,              19% Owner of Record
Strategy Class B                             FBO its Customers, 4800 Dee Lake Drive East,
                                             Jacksonville, FL 32246

Focused Fixed Income Strategy                Merrill Lynch, Pierce, Fenner & Smith, Inc.,              23% Owner of Record
Class C                                      FBO its Customers, 4800 Dee Lake Drive East,
                                             Jacksonville, FL 32246

       ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR


      AIG SUNAMERICA ASSET IMANAGEMENT CORP. SunAmerica, which was organized as a Delaware corporation in 1982, is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and acts as the investment adviser to the Portfolios pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Fund, on behalf of the Portfolios. As of December 31, 2005 SunAmerica managed, advised and/or administered in excess of $44.7 billion of assets. SunAmerica is a wholly owned subsidiary of AIG SunAmerica Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG").


      AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.


      Under the Management Agreement, SunAmerica selects and manages the investments of the Portfolios (I.E., selects the Underlying Funds and allocates and reallocates Portfolio assets among them), provides various administrative services and supervises the Fund's daily business affairs, subject to general review by the Directors.

      Except to the extent otherwise specified in the Management Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Fund and each Portfolio, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of each Portfolio and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information regarding the Portfolios, and supplements thereto, to the shareholders of the Portfolio; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of each Portfolio; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The Portfolios indirectly bear their proportionate share of similar expenses at the Underlying Funds level.

      The annual rate of the investment advisory fee payable to SunAmerica by each Portfolio is 0.10% of average daily net assets.

                INFORMATION ABOUT SUNAMERICA'S PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

      The following table indicates the type (Registered Investment Company ("RIC"), Other Pooled Investments ("OPI"), and Other Accounts ("OA"), number of accounts, and total assets of the accounts which the portfolio manager had day-to-day responsibilities as of October 31, 2005.

Name of Portfolio                                          Total Assets Managed
     Manager        Type of Account   Number of Accounts       in Accounts
-------------------------------------------------------------------------------
Steven Schoepke            RIC                 0                    N/A
-------------------------------------------------------------------------------
                           OPI
                    -----------------------------------------------------------
                           OA                  0                    N/A
-------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

      As shown in the tables above, the portfolio manager is responsible for managing other accounts for other clients, including affiliated clients, ("Other Client Accounts") in addition to the Portfolios. Similarly, the portfolio managers of the Underlying Funds may manage Other Client Accounts. (The portfolio manager of the Portfolios and the portfolio managers of the Underlying Funds are collectively referred to as the "Portfolio Managers" for this section of the SAI.) In certain instances, conflicts may arise in their management of a Portfolio, or in the management of an Underlying Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio, an Underlying Fund and such Other Client Accounts.

o TRADE ALLOCATIONS. Conflicts may arise between a Portfolio and Other Client Accounts in the allocation of trades among a Portfolio or Underlying Fund and the Other Client Accounts, as the case may be. For example, the Adviser, a Subadviser of an Underlying Fund and/or Portfolio Manager may determine that there is a security that is suitable for a Portfolio or Underlying Fund, as the case may be, as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Subadviser of an Underlying Fund and/or Portfolio Manager may take "short" positions in Other Client Accounts with respect to securities held "long" within a Portfolio or Underlying Fund, or vice-versa, which may adversely affect the value of securities held by the Portfolio or Underlying Fund, as the case may be. In certain instances, the Adviser, the Subadviser of an Underlying Fund and/or Portfolio Manager may have ownership or different interests in

      Other Client Accounts, including different compensation with respect to Other Client Accounts or Underlying Funds, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Portfolios and the Subadvisers of Underlying Funds have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Portfolios and Subadvisers of Underlying Funds believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios or Underlying and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

o ALLOCATION OF PORTFOLIO MANAGERS' TIME. The Portfolio Managers' management of the Portfolios or Underlying Funds, or SubAdvisers' management of Underlying Funds, and Other Client Accounts may result in the Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Portfolio or Underlying Fund and Other Client Accounts if the Portfolio or Underlying Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser, or the Subadvisers, as the case may be, seek to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser, or the Subadvisers, do not track the time a portfolio manager spends on the Portfolio or Underlying Fund or a single Other Client Account, the Adviser does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager's accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

o PERSONAL TRADING BY PORTFOLIO MANAGERS. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the Adviser's and Subadvisers' Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser's and Subadvisers' Codes of Ethics will eliminate such conflicts.

SUNAMERICA'S PORTFOLIO MANAGER COMPENSATION

      SAAMCO's portfolio managers' compensation has both a salary and bonus component. The salary is a fixed annual salary, and is not based on performance. The bonus components of the portfolio managers' salary are based on overall profitability of SunAmerica, the portfolio manager's overall engagement of the investment process, the portfolio manager's participation in other activities on behalf of SunAmerica.

                                  ADVISORY FEES


      The following table sets forth the total advisory fees received by SunAmerica from each fund pursuant to the Advisory Agreement, and the amount waived by SunAmerica for the fiscal years ended October 31, 2005, 2004 and 2003.

--------------------------------------------------------------------------------
                                 ADVISORY FEES*   ADVISORY FEES*   ADVISORY FEES
--------------------------------------------------------------------------------
FUND                                  2005             2004             2003
--------------------------------------------------------------------------------
Focused Equity Strategy
Portfolio                        $      585,115   $      411,296   $      48,473
--------------------------------------------------------------------------------
Focused Multi-Asset Strategy
Portfolio                        $      663,047   $      411,397   $      69,759
--------------------------------------------------------------------------------
Focused Balanced Strategy
Portfolio                        $      486,208   $      369,716   $      63,564
--------------------------------------------------------------------------------
Focused Fixed Income and
Equity Strategy Portfolio        $       85,714   $       80,147   $      22,631
--------------------------------------------------------------------------------
Focused Fixed Income
Strategy Portfolio               $       35,300   $       32,316   $      16,092
--------------------------------------------------------------------------------


*     Without giving effect to voluntary fee waivers or expense reimbursements.


      SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Portfolio's financial statements. At such time as it appears probable that a Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period. SunAmerica has voluntarily waived the following advisory fees for the fiscal year ending October 31, 2005: Focused Fixed Income and Equity Strategy Portfolio, $3; Focused Fixed Income Strategy Portfolio, $862.

      The following table sets forth the fee waivers and expense
(reimbursements)/recoupments other than advisory fees made to the Funds by SunAmerica for the fiscal years ended October 31, 2005, 2004 and 2003.

                     FEE WAIVERS AND EXPENSE REIMBURSEMENTS

                                                               2005
----------------------------------------------------------------------------------------
                   FUND                     CLASS A     CLASS B    CLASS C*     CLASS I
----------------------------------------------------------------------------------------
Focused Equity Strategy Portfolio          $ 17,719    $ 14,357    $ 21,859    $ (6,290)
----------------------------------------------------------------------------------------
Focused Multi-Asset Strategy Portfolio     $ 19,563    $ 21,928    $ 53,132           -
----------------------------------------------------------------------------------------
Focused Balanced Strategy Portfolio               -    $  6,277    $ 13,802    $ (3,817)
----------------------------------------------------------------------------------------
Focused Fixed Income and Equity Strategy
   Portfolio                               $ 10,173    $    311    $  1,898    $(15,369)
----------------------------------------------------------------------------------------
Focused Fixed Income Strategy Portfolio    $(12,374)   $(14,038)   $(16,647)          -
----------------------------------------------------------------------------------------



                                                               2004
----------------------------------------------------------------------------------------
                   FUND                     CLASS A     CLASS B    CLASS C*     CLASS I
----------------------------------------------------------------------------------------
Focused Equity Strategy Portfolio          $ 23,067    $ 23,597    $ (7,522)   $(14,323)
----------------------------------------------------------------------------------------
Focused Multi-Asset Strategy Portfolio     $ 20,931    $ 11,357    $ (8,258)          -
----------------------------------------------------------------------------------------
Focused Balanced Strategy Portfolio        $ 34,524    $ 19,352    $  5,541    $(14,234)
----------------------------------------------------------------------------------------
Focused Fixed Income and Equity Strategy
   Portfolio                               $  5,488    $  3,603    $ (3,388)   $ (4,757)
----------------------------------------------------------------------------------------
Focused Fixed Income Strategy Portfolio    $(12,521)   $(10,522)   $(12,354)          -
----------------------------------------------------------------------------------------


                                                                     2003
----------------------------------------------------------------------------------------
                       FUND**                           CLASS A     CLASS B    CLASS C*
----------------------------------------------------------------------------------------
Focused Equity Strategy Portfolio                      $5 1,030    $ 36,631    $ 46,651
----------------------------------------------------------------------------------------
Focused Multi-Asset Strategy Portfolio                 $ 43,637    $ 36,052    $ 45,738
----------------------------------------------------------------------------------------
Focused Balanced Strategy Portfolio                    $ 36,308    $ 30,048    $ 42,654
----------------------------------------------------------------------------------------
Focused Fixed Income and Equity Strategy
   Portfolio                                           $ 41,451    $ 31,432    $ 43,310
----------------------------------------------------------------------------------------
Focused Fixed Income Strategy Portfolio                $ 41,701    $ 31,228    $ 40,913
----------------------------------------------------------------------------------------

* The Fee Waivers and Expense Reimbursements for Class C shares for all Portfolios reflects the Fee Waivers and Expense Reimbursements for Class II shares, which were redesignated as Class C shares on February 20, 2004.

** The Fee Waivers and Expense Reimbursements for 2003 are for the period of inception (November 8, 2002) until October 30, 2003.


      PERSONAL SECURITIES TRADING. The Fund, SunAmerica and the Distributor have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is (1) any trustee, director, officer, general partner or advisory person of the investment company or SunAmerica; (2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica,
(ii) initial public offerings, (iii) private placements, (iv) blackout periods,
(v) short-term trading profits, (vi) gifts, and (vii) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund, SunAmerica or Distributor during the quarter.

      THE DISTRIBUTOR. The Fund, on behalf of the Portfolios, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio. The address of the Distributor is The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of each Portfolio through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of the Portfolios and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolios (see "Distribution Plans" below).


      The Distributor serves as distributor of Class I shares and incurs the expenses of distributing the Class I shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.


      The Distribution Agreement with respect to the Portfolios will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Fund and the Distributor each has the right to terminate the Distribution Agreement with respect to the Portfolios on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

      The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor which are: Royal Alliance Associates, Inc., AIG Financial Advisors, Inc., Financial Service Corporation, Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities Corp, AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities, Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., Franklin Financial Services Corporation.

Certain affiliates of the Distributor sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

      The Fund, on behalf of Class I shares of each Portfolio, has entered into a Services Agreement (the "Class I Service Agreement") with the Distributor to provide additional shareholders services to Class I shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, the Distributor receives a fee from a Portfolio of 0.25% of the daily net assets of the Portfolio's Class I shares.

      DISTRIBUTION PLANS. As indicated in the Prospectus, the Directors of the Fund have adopted Distribution Plans (the "Class B Plan," and the "Class C Plan" and collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act. There is no Distribution Plan in effect for Class A and Class I shares. Reference is made to "Portfolio Management - Distributor" in the Prospectus for certain information with respect to the Distribution Plans.


      Under the Class B and Class C Plans, the Distributor may receive payments from each Portfolio at the annual rate of 0.65% of the average daily net assets of each Portfolio's Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. In addition to distribution payments by the Portfolios, the Distributor may receive distribution payments from the Underlying Funds of up to 0.10% and account maintenance and service fees of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance.


      Continuance of the Distribution Plans with respect to the Portfolios is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Directors"). A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of that Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Fund shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.


      It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above.


      The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended October 31, 2005, 2004 and 2003


         DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES


--------------------------------------------------------------------------------
FUND                                                               2005
--------------------------------------------------------------------------------
                                                            CLASS B    CLASS C*
--------------------------------------------------------------------------------
Focused Equity Strategy Portfolio                          $697,719   $1,909,758
--------------------------------------------------------------------------------
Focused Multi-Asset Strategy Portfolio                     $800,485   $2,180,173
--------------------------------------------------------------------------------
Focused Balanced Strategy Portfolio                        $753,145   $1,373,891
--------------------------------------------------------------------------------
Focused Fixed Income and Equity Strategy Portfolio         $107,881   $  211,020
--------------------------------------------------------------------------------
Focused Fixed Income Strategy Portfolio                    $ 51,341   $  114,733
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND                                                               2004
--------------------------------------------------------------------------------
                                                            CLASS B    CLASS C*
--------------------------------------------------------------------------------
Focused Equity Strategy Portfolio                          $472,379   $1,368,543
--------------------------------------------------------------------------------
Focused Multi-Asset Strategy Portfolio                     $485,804   $1,416,486
--------------------------------------------------------------------------------
Focused Balanced Strategy Portfolio                        $579,881   $1,067,975
--------------------------------------------------------------------------------
Focused Fixed Income and Equity Strategy Portfolio         $ 95,429   $  200,515
--------------------------------------------------------------------------------
Focused Fixed Income Strategy Portfolio                    $ 47,589   $  106,024
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND                                                              2003**
--------------------------------------------------------------------------------
                                                           CLASS B     CLASS C*
--------------------------------------------------------------------------------
Focused Equity Strategy Portfolio                          $ 59,157   $  161,530
--------------------------------------------------------------------------------
Focused Multi-Asset Strategy Portfolio                     $ 91,810   $  244,794
--------------------------------------------------------------------------------
Focused Balanced Strategy Portfolio                        $107,657   $  198,741
--------------------------------------------------------------------------------
Focused Fixed Income and Equity Strategy Portfolio         $ 31,674   $   59,134
--------------------------------------------------------------------------------
Focused Fixed Income Strategy Portfolio                    $ 22,136   $   49,174
--------------------------------------------------------------------------------


* The Distribution and Account Maintenance and Service Fees for 2003 reflect fees for Class II, which, on February 20, 2004, will be redesignated Class C shares.

** The Fee Waivers and Expense Reimbursements for 2003 are for the period of inception (November 8, 2002) until October 30, 2003.


      THE ADMINISTRATOR. The Fund has entered into a Service Agreement, under the terms of which SAFS, an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of a Portfolio. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs, which include all direct transfer agency fees and out-of-pocket expenses, in providing such shareholder services. SAFS is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

      The Service Agreement continues in effect from year to year, provided its continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors. For further information regarding the Transfer Agent see the section entitled "Additional Information" below.


                      PROXY VOTING POLICIES AND PROCEDURES



      PROXY VOTING RESPONSIBILITY. The Fund and the Underlying Funds have adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Fund and the Fund's investment adviser. The policies and procedures enable the Fund to vote proxies in a manner consistent with the best interests of the Fund's shareholders.

      The Fund has retained a proxy voting service, Institutional Shareholder Services ("ISS"), to effect votes on behalf of the Fund according to the Fund's policies and procedures, and to assist the Fund with record keeping of proxy votes.

      COMPANY MANAGEMENT RECOMMENDATIONS. When determining whether to invest in the securities of a particular company, one of the key factors a portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, the Fund and/or Underlying Funds are seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Fund's policies and procedures therefore provide that the Fund will generally vote in support of management recommendations on most corporate matters. When a Corporation's portfolio manager is dissatisfied with a company's management, the Fund typically will sell the holding.

      CASE-BY-CASE VOTING MATTERS. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the proxy voting committee generally will rely on the guidance or a recommendation from the proxy voting service, but may also rely on other appropriate personnel of SunAmerica and/or the subadviser of a Portfolio and/or Underlying Fund, or other sources. In these instances, such person(s) will recommend the vote that will maximize value for, and is in the best interests of, the Fund's shareholders.

      EXAMPLES OF THE FUND'S POSITIONS ON VOTING MATTERS. Consistent with the approaches described above, the following are examples of the Fund's voting positions on specific matters:


   o Vote with management recommendations on most corporate and mutual fund matters;


   o Vote on a case-by-case basis on proposals to increase authorized common stock;

   o Vote on a case-by-case basis on most mutual fund shareholder proposals to terminate the investment advisor

   o Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock);


   o Vote on a case-by-case basis regarding finance, merger and acquisition matters;

   o  Vote against most shareholder proposals;

   o Abstain from voting on social responsibility or environmental matters, unless the fund's objective is directly related to the social or environmental matter in question;

   o Not vote proxies for index funds/portfolios and passively managed funds/portfolios;(5) and

      Vote on a case-by-case basis on equity compensation plans.

      CONFLICTS OF INTEREST. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Fund's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by ISS, an independent third party.

      However, if a situation arises where a vote presents a conflict between the interests of the Fund's shareholders and the interests of SunAmerica, the Fund's principal underwriter, or one of SunAmerica's or the underwriter's affiliates, and the conflict is known to the proxy voting committee, the proxy voting committee will consult with a Director whi is not an "interested" person, as that term is defined in the Investment Company Act of 1940, as amended, time permitting before casting the vote to ensure that the Fund votes in the best interests of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund's shareholders.

      PROXY VOTING RECORDS. ISS will maintain records of voting decisions for each vote cast on behalf of the Fund. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Fund will make available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC's website at HTTP://WWW.SEC.GOV.


            DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

      The Board of Directors has adopted policies and procedures relating to disclosure of the Portfolios' securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are met, the Portfolio does not provide or permit others to provide information about the Portfolios' holdings on a selective basis.


      The Fund makes the Portfolios' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios' fiscal quarter.

      In addition, the Fund generally makes publicly available, on a periodic basis, information regarding a Portfolios' top ten holdings (including name and percentage of a Fund's assets invested in each holding) and the percentage breakdown of a Portfolios' investments by country, sector and industry, as applicable. This information is generally made available through the Fund's website, marketing communications (including printed advertising and sales literature), and/or the Fund's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Adviser's legal department. The Fund and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

      Before any non-public disclosure of information about a Portfolio's holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Fund. The Fund's executive officers and the Adviser's legal counsel are responsible for determining whether it is in the Portfolios' shareholders' best interest to disclose such information. To find that it is in the shareholders' best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Portfolios' operation or useful to the Portfolios' shareholders without compromising the integrity or performance of the Fund. The Fund's Chief Compliance Officer and/or the Adviser's legal counsel are then responsible for determining whether a conflict of interests between the interests of the Portfolio's shareholders and those of the Portfolio's investment advisers exist. If it is determined that the release of non-public portfolio holdings information is not in the shareholder's best interest, or that there is a conflict of interests between the Portfolio's shareholders and those of the Portfolio's investment adviser, the request will be denied. If the request is approved, the Fund and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Portfolio for any reason


      At each quarterly meeting of the Board of Directors, the Directors review a report disclosing the third parties to whom the Portfolio's holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and its shareholders.

      Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Portfolios' and/or Underlying Funds' holdings:

1. PRICEWATERHOUSECOOPERS LLP ("PWC"). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios' financial statements. PwC does not disclose to third parties information regarding the Portfolios' holdings.

2. STATE STREET BANK & TRUST COMPANY ("SSB&T"). SSB&T, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. SSB&T does not disclose or release information regarding the Portfolios' holdings except as instructed by the Portfolio.

3. LIPPER. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolios' asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

4. MORNINGSTAR. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Portfolios are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar's DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar's receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) day after its receipt of such information.

5. STANDARD & POORS ("S&P"). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio's asset class and category in order to place each Fund in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

6. BLOOMBERG. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg's various databases within one
      (1) to fourteen (14) days of its receipt.

7. THOMPSON FINANCIAL. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial's various databases within a couple days of its receipt.


8. FINANCIAL PRINTERS. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio's fiscal quarter. Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the Securities and Exchange Commission ("SEC") and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC's EDGAR database.

9. INVESTMENT COMPANY INSTITUTE ("ICI"). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio's holding information publicly.

10. PLEXUS GROUP AND ELKINS/MCSHERRY. SSB&T provides purchase and sale information with respect to the Portfolio's equity funds on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus and Elkins/McSherry analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolio and neither Plexus nor Elkins/McSherry disclose publicly the information they receive or the reports they prepare. SAAMCo's contract with Plexus includes a confidentiality clause

11. MANHATTAN CREATIVE PARTNERS D/B/A DILIGENT. Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG SunAmerica Mutual Funds. Diligent also hosts the Boards online meeting materials.


12. MARKETING FIRMS. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and

      Molly Hart, with portfolio holding information. Depending on the Portfolios and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Portfolios or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Portfolios' portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

13. THE VANGUARD GROUP, INC. ("VANGUARD"). Vanguard is the administrator of AIG's 401K Plan. The Focused Large-Cap Growth Portfolio of SunAmerica Focused Series, Inc. and the SunAmerica Value Fund of the SunAmerica Equity Funds are offered in this plan. Fund Accounting provides Vanguard with top ten (10) holdings of the two Funds on a monthly basis approximately 15 days after month end and Fund Administration provides information such as asset allocation of the Funds. The information is used for Fund Fact Sheets distributed to participants of the Plan. Currently, Fund Administration is in the process of transferring to Vanguard from CNA the Deferred Compensation Plan for the participating wholesalers of SAAMCo. SAAMCo's agreement with Vanguard includes confidentiality disclosure.

14. INSTITUTIONAL SHAREHOLDER SERVICES ("ISS"). ISS downloads weekly portfolio information (I.E. custodian identification number, security identification number, share position and description of the security) through SSB&T Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolios and is not publicly disclosed. SAAMCo's contract with ISS includes confidentiality disclosure.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Advisers to the Underlying Funds are responsible for decisions to buy and sell securities for the Underlying Funds and for the selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, a brokerage affiliate of SunAmerica.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      The primary consideration of an adviser to an Underlying Fund in effecting a security transaction is to obtain the best net price and the most favorable execution of the order.

However, the adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends and may cause the Underlying Funds to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

      For more information about the brokerage practices of the Underlying Funds and for information regarding brokerage commissions paid by the Underlying Funds, see their prospectuses and statements of additional information.

               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

      Upon making an investment in shares of the Portfolios, an open account will be established under which shares of the Portfolios and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850, extension 5125.

      Shareholders who have met the Portfolios' minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.

      Shares of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (Class Band C shares and purchases of Class A shares in excess of $1 million). Class II shares, now designated as Class C shares, had elements of a sales charge that is both imposed at the time of purchase and deferred prior to their redesignation. Class I is not subject to any sales charge. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of shares of the Portfolios.


The following tables set forth the front-end sales concessions with respect to Class A and Class C shares of each Fund, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class C shares of each Fund, received by the Distributor for the fiscal years ended October 31, 2005, 2004 and 2003.

                                      2005

------------------------------------------------------------------------------------------------------------------------------------
                                                      AMOUNT             AMOUNT REALLOWED          CONTINGENT           CONTINGENT
                          FRONT-END SALES          REALLOWED TO          TO NON-AFFILIATED       DEFERRED SALES       DEFERRED SALES
                            CONCESSIONS-        AFFILIATED BROKER-        BROKER-DEALERS         CHARGE-CLASS A       CHARGE-CLASS B
         FUND              CLASS A SHARES        DEALERS CLASS A              CLASS A                SHARES               SHARES
------------------------------------------------------------------------------------------------------------------------------------
Focused Equity
Strategy Portfolio          $ 1,587,604              $ 376,096              $   975,081              $ 5,020             $   263,947
------------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Asset
Strategy Portfolio          $ 2,657,329              $ 725,323              $ 1,532,441              $   605             $   255,292
------------------------------------------------------------------------------------------------------------------------------------
Focused Balanced
Strategy Portfolio          $ 1,102,341              $ 409,394              $   524,897              $   520             $   279,126
------------------------------------------------------------------------------------------------------------------------------------
Focused Fixed Income
and Equity Strategy
Portfolio                   $  210,402               $  97,253              $    80,231              $    24             $    65,168
------------------------------------------------------------------------------------------------------------------------------------
Focused Fixed Income
Strategy Portfolio          $   66,682               $  22,169              $    34,113              $     8             $    31,334
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                      AMOUNT              AMOUNT REALLOWED           CONTINGENT
                          FRONT-END SALES          REALLOWED TO          TO NON-AFFILIATED         DEFERRED SALES
                            CONCESSIONS-        AFFILIATED BROKER-         BROKER-DEALERS          CHARGE-CLASS C
         FUND             CLASS C SHARES*        DEALERS CLASS C*             CLASS C*                 SHARES*
-----------------------------------------------------------------------------------------------------------------
Focused Equity
Strategy Portfolio               -                       -                       -                    $ 156,948
-----------------------------------------------------------------------------------------------------------------
Focused Multi-Asset
Strategy Portfolio               -                       -                       -                    $ 131,910
-----------------------------------------------------------------------------------------------------------------
Focused Balanced
Strategy Portfolio               -                       -                       -                    $ 109,303
-----------------------------------------------------------------------------------------------------------------
Focused Fixed Income
and Equity Strategy
Portfolio                        -                       -                       -                    $  24,335
-----------------------------------------------------------------------------------------------------------------
Focused Fixed Income
Strategy Portfolio               -                       -                       -                    $   5,646
-----------------------------------------------------------------------------------------------------------------

* On February 20, 2004, the Portfolios redesignated Class II shares as Class C shares. Class II shares carried a front-end sales charge while Class C shares carry no such load. Furthermore, the CDSC schedule for Class C shares is 12 months while it is 18 months for Class II shares.

                                      2004


----------------------------------------------------------------------------------------------------------------
                                                         AMOUNT             AMOUNT REALLOWED        CONTINGENT
                              FRONT-END SALES         REALLOWED TO         TO NON-AFFILIATED      DEFERRED SALES
                                CONCESSIONS-       AFFILIATED BROKER-        BROKER-DEALERS       CHARGE-CLASS B
         FUND                 CLASS A SHARES        DEALERS CLASS A            CLASS A                SHARES
----------------------------------------------------------------------------------------------------------------
Focused Equity Strategy
Portfolio                       $ 3,517,678             $ 611,658             $ 2,331,107            $ 129,813
----------------------------------------------------------------------------------------------------------------
Focused Multi-Asset Strategy
Portfolio                       $ 3,578,512             $ 913,763             $ 2,129,931            $ 145,783
----------------------------------------------------------------------------------------------------------------
Focused Balanced Strategy
Portfolio                       $ 2,260,701             $ 654,224             $ 1,237,457            $ 158,831
----------------------------------------------------------------------------------------------------------------
Focused Fixed Income and
Equity Strategy Portfolio       $   321,041             $ 124,316             $   143,904            $  30,142
----------------------------------------------------------------------------------------------------------------
Focused Fixed Income
Strategy Portfolio              $   123,183             $  39,216             $    63,697            $  33,978
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                         AMOUNT             AMOUNT REALLOWED        CONTINGENT
                              FRONT-END SALES         REALLOWED TO         TO NON-AFFILIATED      DEFERRED SALES
                                CONCESSIONS-       AFFILIATED BROKER-        BROKER-DEALERS       CHARGE-CLASS C
         FUND                 CLASS C SHARES*       DEALERS CLASS C*            CLASS C*              SHARES
----------------------------------------------------------------------------------------------------------------
Focused Equity Strategy
Portfolio                        $ 485,104              $  69,132               $ 415,972            $ 163,015
----------------------------------------------------------------------------------------------------------------
Focused Multi-Asset Strategy
Portfolio                        $ 505,562              $ 116,502               $ 389,060            $ 104,729
----------------------------------------------------------------------------------------------------------------
Focused Balanced Strategy
Portfolio                        $ 267,526              $  58,565               $ 208,961            $ 114,827
----------------------------------------------------------------------------------------------------------------
Focused Fixed Income and
Equity Strategy Portfolio        $  38,819              $  10,394               $  28,425            $  23,341
----------------------------------------------------------------------------------------------------------------
Focused Fixed Income
Strategy Portfolio               $  11,911              $   4,927               $   6,984            $  18,032
----------------------------------------------------------------------------------------------------------------


* On February 20, 2004, the Portfolios redesignated Class II shares as Class C shares. Class II shares carried a front-end sales charge while Class C shares carry no such load. Furthermore, the CDSC schedule for Class C shares is 12 months while it is 18 months for Class II shares.

                                     2003**

----------------------------------------------------------------------------------------------------------------
                                                         AMOUNT             AMOUNT REALLOWED        CONTINGENT
                              FRONT-END SALES         REALLOWED TO         TO NON-AFFILIATED      DEFERRED SALES
                                CONCESSIONS-       AFFILIATED BROKER-        BROKER-DEALERS       CHARGE-CLASS C
         FUND                 CLASS A SHARES*        DEALERS CLASS A            CLASS A               SHARES
----------------------------------------------------------------------------------------------------------------
Focused Equity Strategy
Portfolio                       $   996,146             $ 184,433              $ 663,027             $  5,907
----------------------------------------------------------------------------------------------------------------
Focused Multi-Asset Strategy
Portfolio                       $ 1,436,470             $ 329,164              $ 902,961             $ 19,863
----------------------------------------------------------------------------------------------------------------
Focused Balanced Strategy
Portfolio                       $ 1,126,899             $ 314,691              $ 642,211             $ 25,454
----------------------------------------------------------------------------------------------------------------
Focused Fixed Income and
Equity Strategy Portfolio       $   357,766             $  95,124              $ 203,635             $  4,373
----------------------------------------------------------------------------------------------------------------
Focused Fixed Income
Strategy Portfolio              $   235,149             $  40,212              $ 159,488             $  9,212
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                         AMOUNT             AMOUNT REALLOWED        CONTINGENT
                              FRONT-END SALES         REALLOWED TO         TO NON-AFFILIATED      DEFERRED SALES
                                CONCESSIONS-       AFFILIATED BROKER-        BROKER-DEALERS       CHARGE-CLASS C
         FUND                 CLASS C SHARES*        DEALERS CLASS C*           CLASS C*              SHARES*
----------------------------------------------------------------------------------------------------------------
Focused Equity Strategy
Portfolio                        $ 494,365              $  80,421               $ 413,944            $  8,885
----------------------------------------------------------------------------------------------------------------
Focused Multi-Asset Strategy
Portfolio                        $ 639,650              $ 146,773               $ 492,877            $ 11,402
----------------------------------------------------------------------------------------------------------------
Focused Balanced Strategy
Portfolio                        $ 527,761              $ 117,031               $ 410,730            $ 17,240
----------------------------------------------------------------------------------------------------------------
Focused Fixed Income and
Equity Strategy Portfolio        $ 118,544              $  41,439               $  77,105            $  3,152
----------------------------------------------------------------------------------------------------------------
Focused Fixed Income
Strategy Portfolio               $  89,767              $  40,107               $  49,660            $  5,069
----------------------------------------------------------------------------------------------------------------

* On February 20, 2004, the Portfolios redesignated Class II shares as Class C shares. Class II shares carried a front-end sales charge while Class C shares carry no such load. Furthermore, the CDSC schedule for Class C shares is 12 months while it is 18 months for Class II shares.

** The Fee Waivers and Expense Reimbursements for 2003 are for the period of inception (November 8, 2002) until October 30, 2003.

      CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES. Class B shares purchased (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

      WAIVER OF CDSCS. As discussed under "Shareholder Account Information" in the Prospectus, CDSCs may be waived on redemptions of Class B shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

      DEATH. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

      DISABILITY. A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      DISTRIBUTIONS OR LOANS. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

      SYSTEMATIC WITHDRAWAL PLAN. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested

PURCHASES THROUGH THE DISTRIBUTOR. An investor may purchase shares of a Portfolio through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

PURCHASE BY CHECK

      Checks should be made payable to the specific Portfolio or payable to AIG SunAmerica Mutual Funds. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. A personal check from an investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale dated or post-dated checks will not be accepted. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Portfolio at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)

PURCHASE BY FEDERAL FUNDS WIRE

      An investor may make purchases by having his or her bank wire federal funds to the Trust's Transfer Agent Federal funds purchase orders will be accepted only on a day on which the Portfolio and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Portfolio's close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

      1. You must have an existing AIG SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (201) 324-6496.

      2.    Call SunAmerica Fund Services' Shareholder Services, toll free at
            (800) 858-8850, to obtain your new account number.

      3.    Instruct the bank to wire the specified amount to the Transfer
            Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0 II0-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class] (include shareholder name and account number).

      WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs). Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMF) is at least $400,000, (b) the sponsor signs a $400,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by directors or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and
(ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

      REDUCED SALES CHARGES (CLASS A SHARES ONLY). As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of each of the Portfolios may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.


      COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of shares of the Portfolios into a single transaction:

      1. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

      2. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

      3. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

      4. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

      5. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

      6.    group purchases as described below.

      A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

      RIGHTS OF ACCUMULATION. A purchaser of shares of the Portfolios may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of a Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

      The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

      LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of a Portfolio or funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in a Portfolio or funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of the Portfolios, other funds of the Fund or of other funds advised by SunAmerica that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

      The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolio purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.


      REDUCED SALES CHARGE FOR GROUP PURCHASES. Members of qualified groups may purchase Class A shares of a Portfolio under the combined purchase privilege as described above.

      To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

      Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons

(the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months;
(iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.


      Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring the Portfolios' shares for the benefit of any of the foregoing.

      Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolio at any time.


      ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

      Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Portfolio shares.


      If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Portfolio in lieu of cash. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing the Portfolios' securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

      The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of the Portfolios next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolios' close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

      Shareholders in the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other funds within the SunAmerica Family of Funds, except SunAmerica Senior Floating Rate Fund, that offer such class at the respective net asset value per share.

      Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $50 and there is no fee for exchanges made. All exchanges can be affected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850, extension 5125.

      If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon redemption of any of such shares.

      A shareholder who acquires Class B or Class C shares through an exchange from another SAMF will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

      Because abusive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, a Portfolio will refuse any exchange sell order
(1) if it appears to be a market timing transaction involving a significant portion of that Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered abusive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

      In addition, the Portfolios reserve the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Portfolios would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if a Portfolio receives or anticipates simultaneous orders affecting significant portions of that Portfolio's assets. In particular, a pattern of abusive exchanges that coincide with a "market timing" strategy will be disruptive to a Portfolio and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE


      Shares of each Portfolio are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00p.m. Eastern time). The Portfolio calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading.

      Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

      Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors

      As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the

Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

      Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.

      Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Total return swap contracts are valued based upon broker quotes received from the market maker. Mutual Funds held by each Portfolio are valued at the net asset value (market value) of the Underlying Fund. Senior Secured Floating Rate Loans ("Loans") for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service

      Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of the security, these securities may be fair valued as determined pursuant to procedures adopted in good faith under the direction of the Portfolios' Directors.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      DIVIDENDS AND DISTRIBUTIONS. The Portfolios intend to distribute to the registered holders of its shares substantially all of their respective net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. The Portfolios intend to distribute any net long-term capital gains in excess of any net short-term capital losses from the sale of assets. The current policy of the Focused Fixed Income and Equity Strategy Portfolio and Focused Balanced Strategy Portfolio is to declare and pay investment income dividends, if any, quarterly. The current policy of the Focused Multi-Asset Strategy Portfolio and Focused Equity Strategy Portfolio is to declare and pay investment income dividends, if any, annually. The current policy of the Focused Fixed Income Strategy Portfolio for investment income dividends, if any, is to declare daily and pay quarterly. The Portfolios intend to pay net capital gains, if any, annually. Each of the Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains. Distributions will be paid in additional shares of the applicable Portfolio based on the net asset value at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the applicable Portfolio at least five business days prior to the payment date to receive such distributions in cash.


      If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.


      TAXES. Each Portfolio is qualified, and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, payments with respect to certain securities loans and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of a Portfolio's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% the value of a Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses


      As a regulated investment company, a Portfolio will not be subject to U.S. Federal income tax on ordinary income and net capital gains which are distributed as dividends or capital gains distributions to shareholders provided that such Portfolio distributes to shareholders at least 90% of its investment company taxable income for the taxable year and 90% of its net tax-exempt interest income, if any, for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.

      Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the preceding year that were not distributed during such year. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is actually paid during such year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by a distributing Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by that Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received.

      Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from a Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of that Portfolio's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Distributions of net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals generally is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

      A portion of each Portfolio's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum U.S. Federal tax rate of 15%. A distribution is treated as qualified dividend income to the extent that the Portfolio receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Portfolio's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

      Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or exchange and the sharholder's adjusted tax basis in the shares. Except as discussed below, the amount of any CDSC will reduce the amount realized for purposes of determining gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and capital gain taxable generally at the maximum rate of 15% if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. Any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

      Generally, any loss realized on a sale or exchange of shares of a Portfolio will be disallowed if other shares of such Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Under certain circumstances the sales charge incurred in acquiring shares of a Portfolio may not be taken into account in determining the gain or loss on the disposition of those shares.

This rule applies if shares of a Portfolio are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

      Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. If more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, that Portfolio will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of that Portfolio will be required to include (in addition to taxable dividends actually received) their proportionate share of such foreign taxes paid by such Portfolio in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in a Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Portfolio's election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.


      The Code includes special rules applicable to listed non-equity options, regulated futures contracts, and listed options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Portfolio at the end of a taxable year, generally are required to be treated as sold at market value on the last business day of such fiscal year for U.S. Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by such Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates has in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, capital gain or loss depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

      A substantial portion of the Portfolios' transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions of which is a Section 1256 contract, would constitute a "mixed straddle" under the Code. The Code generally provides rules with respect to straddles, such as (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of recognized gain in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain capital losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.


      Code Section 1259 requires the recognition of gain if a Portfolio makes a "constructive sale" of an appreciated financial position (e.g., stock). A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

      The Portfolios may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by a Portfolio in a taxable year may not be represented by cash income, a Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.


      The Portfolios may be required to backup withhold U.S. Federal income tax at the rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld generally may be credited against a shareholder's U.S. Federal income tax liability, if any, provided that the required information is timely furnished to the Internal Revenue Service. Any distributions of net investment income or short-term capital gains made to a foreign shareholder will generally be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder).


      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in a Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

      Shares of the Portfolios may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of the Portfolio through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.

      PENSION AND PROFIT-SHARING PLANS

      Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

      TAX-SHELTERED CUSTODIAL ACCOUNTS

      Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Portfolio may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

      TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

      Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

      SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP)

      A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

      SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA)

      This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

      ROTH IRA

      Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.


      COVERDALL EDUCATION SAVINGS PLANS

      Coverdall Education Savings Plans were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000, may contribute up to $2,000 each year to a Coverdall Education Savings Account on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

      INDIVIDUAL(k)

      The Individual(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC
Section 402(g). In addition, because of its smaller size, the Individual(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.


                              DESCRIPTION OF SHARES

      Ownership of the Fund is represented by shares of common stock. The total number of shares that the Fund has authority to issue is two billion (2,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to two hundred thousand dollars ($200,000.00).

      Currently, shares of the Portfolios have been authorized pursuant to the Fund's Articles of Incorporation ("Articles") and are each divided into four classes of shares, designated as Class A, Class B, Class C and Class I. The Directors may authorize the creation of additional series of shares so as to be able to offer to investors additional investment funds within the Fund that would operate independently from the Fund's present funds, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Fund's shares represents the interests of the shareholders of that series in a particular series of Corporation assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

      Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All classes of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolios' policies, only shareholders of the Portfolio affected by the matter may be entitled to vote.

      The classes of shares of the Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares may be subject to an initial sales charge or a CDSC in certain circumstances, (iii) Class B shares are subject to a CDSC and a distribution fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B shares, (v) Class C shares are subject to a distribution fee and a CDSC, (vi) Class I shares are not subject to any sales charges or distribution fees, (vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, and (viii) each class of shares will be exchangeable into the same class of shares of any other fund of the Fund or other SAMFs that offer that class All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.

      The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940
Act) that no Director or officer of the Fund shall be personally liable to the Fund or to stockholders for money damages. The Articles provide that the Fund shall indemnify (i) the Directors and officers, whether serving the Fund or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Fund's By-laws and be permitted by law. The duration of the Fund shall be perpetual.


                             ADDITIONAL INFORMATION

      COMPUTATION OF OFFERING PRICE PER SHARE.

      The following is the offering price calculation for each Class of shares of each Portfolio. The calculations are based on the value of the net assets and number of shares outstanding as of the date of the commencement of the Portfolio's offering. There are no sales charges for Class I shares and therefore the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding.


                                                     FOCUSED EQUITY STRATEGY PORTFOLIO
                                               ---------------------------------------------
                                                  CLASS A         CLASS B        CLASS C**       Class I
                                               -------------   -------------   -------------   -----------
Net Assets .................................   $ 184,509,350   $ 113,602,235   $ 298,567,710   $ 6,034,910
Number of Shares Outstanding ...............       9,917,748       6,188,198      16,263,387      324,550
Net Asset Value Per Share (net assets
   divided by number of shares) ............   $       18.60   $       18.36   $       18.36   $     18.59
Sales charge for Class A Shares 5.75%
   of offering price (6.10% of net
   asset value per share)* .................            1.13               -               -             -
Sales charge for Class C Shares 1.00%
   of offering price (1.01% of net
   asset value per share)* .................               -               -               -             -
Offering Price .............................   $       19.73   $       18.36   $       18.36   $     18.59

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004.



                                                             FOCUSED BALANCED STRATEGY PORTFOLIO
                                               ------------------------------------------------------------
                                                  CLASS A         CLASS B        CLASS C**       Class I
                                               -------------   -------------   -------------   ------------
Net Assets .................................   $ 144,667,898   $ 114,867,310   $ 212,036,075   $ 14,888,630
Number of Shares Outstanding ...............       8,847,236       7,036,504      12,971,180        910,967
Net Asset Value Per Share (net assets
   divided by number of shares) ............   $       16.35   $       16.32   $       16.35   $      16.34
Sales charge for Class A Shares 5.75% of
   offering price (6.10% of net asset value
   per share)* .............................            1.00               -               -              -
Sales charge for Class C Shares 1.00% of
   offering price (1.01% of net asset value
   per share)* .............................               -               -               -              -
Offering Price .............................   $       17.35   $       16.32   $       16.35   $      16.34


----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004.


                                                   FOCUSED MULTI-ASSET STRATEGY PORTFOLIO
                                               ---------------------------------------------
                                                  CLASS A         CLASS B        CLASS C**
                                               -------------   -------------   -------------
Net Assets .................................   $ 225,664,128   $ 135,585,275   $ 359,119,166
Number of Shares Outstanding ...............      12,861,440       7,799,250      20,653,899
Net Asset Value Per Share (net assets
   divided by number of shares) ............   $       17.55   $       17.38   $       17.39
Sales Charge for Class A Shares 5.75%
   of offering price (6.10% of net
   asset value per share)* .................            1.07               -               -
Sales charge for Class C Shares 1.00%
   of offering price (1.01% of net
   asset value per share)* .................               -               -               -
Offering Price .............................   $       18.62   $       17.38    $      17.39


----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004.

                                                FOCUSED FIXED INCOME STRATEGY PORTFOLIO
                                               -----------------------------------------
                                                  CLASS A       CLASS B       CLASS C**
                                               ------------   -----------   ------------
Net Assets .................................   $ 10,109,114   $ 7,436,431   $ 14,010,372
Number of Shares Outstanding ...............        795,136       585,427      1,103,152
Net Asset Value Per Share (net assets
   divided by number of shares) ............   $      12.71   $     12.70   $      12.70
Sales Charge for Class A Shares 5.75%
   of offering price (6.10% of net
   asset value per share)* .................           0.78             -              -
Sales charge for Class C Shares 1.00%
   of offering price (1.01% of net
   asset value per share)* .................              -             -              -
Offering Price .............................   $      13.49   $     12.70   $      12.70


----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004.


                                                 FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO
                                               ------------------------------------------------------
                                                  CLASS A        CLASS B       CLASS C**     Class I
                                               ------------   ------------   ------------   ---------
Net Assets .................................   $ 28,582,558   $ 16,198,134   $ 29,116,450   $ 108,282
Number of Shares Outstanding ...............      2,028,149      1,150,575      2,067,925       7,683
Net Asset Value Per Share (net assets
   divided by number of shares) ............   $      14.09   $      14.08   $      14.08   $   14.09
Sales Charge for Class A Shares 5.75%
   of offering price (6.10% of net
   asset value per share)* .................           0.86              -              -           -
Sales charge for Class C Shares 1.00%
   of offering price (1.01% of net
   asset value per share)* .................              -              -              -           -
Offering Price .............................   $      14.95   $      14.08   $      14.08   $   14.09


----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004.


      REPORTS TO SHAREHOLDERS. The Fund sends audited annual and unaudited semi-annual reports to shareholders of the Portfolio. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

      CUSTODIAN AND TRANSFER AGENCY. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Portfolio and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected to serve as the Fund's independent registered public accounting firm and in that capacity examines the annual financial statements of the Fund. The firm of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, has been selected as legal counsel to the Fund.


                              FINANCIAL STATEMENTS

      The Fund's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2005 annual report to shareholders. You may request a copy of the annual and semi-annual reports of the Portfolios or Underlying Funds at no charge by calling (800) 858-8850 or writing the Portfolio at SunAmerica Fund Services, Inc., Mutual Fund Operations, The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

                                    APPENDIX

                  CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

      Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

      A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   Appendix-1

      Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

      The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

      Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

                  --    Leading market positions in well established industries

                  --    High rates of return on funds employed

                  -- Conservative capitalization structures with moderate reliance on debt and ample asset protection

                  -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

                  -- Well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                   Appendix-2

      Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

      If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

      Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

      A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

      The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                   Appendix-3

      AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

      A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

            Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

      B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

      CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

      CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                                   Appendix-4

      C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

      CI The rating CI is reserved for income bonds on which no interest is being paid.

      D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

      Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

      L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that

      * the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized. Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

      NO Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

      Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

      BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                                   Appendix-5

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

      A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

      A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

      A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

      A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

      B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

      C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

      D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

      The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   Appendix-6